UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Gregory F. Niland

American Funds Insurance Series

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series®
Annual report for the year ended December 31, 2019

We believe in
investing in global
companies for
the long term

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
49	Global Small Capitalization Fund
52	Growth Fund
55	International Fund
58	New World Fund®
61	Blue Chip Income and Growth Fund
64	Global Growth and Income Fund
67	Growth-Income Fund
70	International Growth and Income Fund
73	Capital Income Builder®
78	Asset Allocation Fund
84	Global Balanced Fund
90	Bond Fund
95	Global Bond Fund
102	High-Income Bond Fund
106	Mortgage Fund
110	Ultra-Short Bond Fund
111	U.S. Government/AAA-Rated Securities Fund
116	Managed Risk Growth Fund
117	Managed Risk International Fund
118	Managed Risk Blue Chip Income and Growth Fund
119	Managed Risk Growth-Income Fund
121	Managed Risk Asset Allocation Fund
122	Financial statements

Fellow investors:

Global stocks generated the best one-year returns in a decade as measured by the 26.60% gain in the MSCI ACWI (All Country World Index)1,2 boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. These returns were assisted by a low starting point for 2019, after sharp market declines in the last quarter of 2018. Information technology companies posted the highest returns, with a gain of nearly 48% (as measured by the MSCI World Index). The sector was driven by strong growth from U.S. tech giants such as Apple, Microsoft and Facebook. The next best sector, industrials, rose 28% amid an improving outlook for trade activity and global economic growth.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs, with an increase of 31.64% recorded by the MSCI USA Index1,3. The current economic expansion became the longest in U.S. history, surpassing the 10-year boom from the 1990s. For the first 11 months of the year, average hourly earnings topped at least 3% annualized growth. In November, the unemployment rate fell to 3.5%, matching its lowest level in 50 years. The robust labor market supported consumer spending, more than offsetting weaker business sentiment and manufacturing. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. The central bank cut its policy rate three times in 2019 amid concerns over slowing economic growth, which perhaps helped prevent further slowing. In addition, potential bubbles like WeWork and certain billion-dollar tech “unicorns” were deflated without broad damage to the rest of the market.

European stocks rallied despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Boosted by easy monetary policy, European investors cheered aggressive interest rate cuts by the European Central Bank. The MSCI Europe Index1,4 gained 23.77% for the year. The progress of U.S.-China trade negotiations heavily influenced European markets throughout the year as share prices moved sharply higher or lower on the tenor of trade-related headlines. Germany’s auto industry was particularly hard hit. With Europe’s economy highly dependent on global trade, the announcement of a “phase one” trade deal between the U.S. and China in December helped to bolster investor sentiment heading into the new year. Elsewhere among developed markets, the Japanese economy expanded modestly through the first three quarters of 2019 despite a manufacturing slowdown driven largely by the U.S.-China trade dispute. The MSCI Japan Index1,5 rose 19.61% over the year.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.
[4]	MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar. Growth stocks outpaced more defensive parts of the market, led by the information technology and consumer discretionary sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 gained 17.64% for the year. Chinese stocks rose despite slower growth and trade tensions with the U.S. Indian equities lagged most other emerging markets while Brazilian stocks posted their best annual return since 2016.

Bonds advanced as central banks around the world cut interest rates in an attempt to blunt concerns about a slowing economy. The Fed paused rate hikes for the first half of the year and cut three times in the second half and the federal funds rate ended the year between 1.50% and 1.75%. Credit saw very sizable returns, with the Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gaining 14.54% and 14.32%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 6.84%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 8.72%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 14.42%.

In foreign exchange markets, the U.S. dollar rose nearly 2% against the euro while declining 1% against the yen. Meanwhile, the British pound ended the year with a historic rally after U.K. voters gave the Conservative Party a strong majority in Parliament, increasing the likelihood that the U.K. will be able to begin the Brexit process and leave the European Union.

Looking ahead

The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to an upcoming U.S. presidential election. We will be following and analyzing each of these issues closely. In this environment, it would be reasonable to expect some volatility. Valuation measures are also giving mixed signals – some look high, some look just fine. So, we will continue to focus on individual securities and bring our research and judgment to bear. With our long-term approach, we welcome opportunities to see past short-term trends and invest our shareholder’s money for the long run.

Our time-tested process — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 11, 2020

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan.
[6]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets.
[7]	Source: Bloomberg Index Services Ltd.
[8]	Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]	JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series –International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series –Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 35.61% for the 12 months ended December 31, 2019, compared with a 26.60% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	45.0%
Other	1.7
46.7

Europe
Netherlands	7.6
United Kingdom	6.6
France	5.8
Switzerland	4.0
Germany	2.3
Russian Federation	1.4
Denmark	1.2
Sweden	1.0
Other	1.9
31.8

Asia/Pacific Basin
China	4.8
Taiwan	4.7
Hong Kong	3.0
Japan	2.7
India	1.9
Other	2.2
19.3

Other regions
Other	.7

Short-term securities & other assets less liabilities	1.5

Total	100.0%

Largest equity securities[2]	Percent of net assets
ASML	5.06%
Amazon	4.72
TSMC	4.71
Microsoft	4.64
Alphabet	3.67
Visa	3.16
Alibaba Group	2.68
Airbus	2.36
Broadcom	2.26
AIA Group	2.04

4	American Funds Insurance Series

Global Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	35.61%	12.01%	11.40%	10.21%	.57%
Class 1A	35.22	11.74	11.13	9.94	.82
Class 2	35.28	11.72	11.12	9.94	.82
Class 4	34.87	11.44	10.89	9.68	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 31.84% for the 12 months ended December 31, 2019. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 24.65%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies NuCana and Evolent Health detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the U.K. detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Country diversification	Percent of net assets
The Americas
United States	42.9%
Brazil	3.9
Canada	2.2
Other	.7
49.7

Asia/Pacific Basin
India	5.9
Japan	5.4
China	5.2
Hong Kong	1.9
Philippines	1.7
Australia	1.4
Taiwan	1.1
Other	.7
23.3

Europe
United Kingdom	6.7
Germany	3.6
Italy	3.1
Netherlands	2.6
Sweden	1.7
Switzerland	1.4
Other	3.5
22.6

Other regions
Other	.3

Short-term securities & other assets less liabilities	4.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
Insulet	3.02%
GW Pharmaceuticals	1.86
Notre Dame Intermédica Participações	1.55
Haemonetics	1.54
Allakos	1.41
CONMED	1.41
frontdoor	1.39
International Container Terminal Services	1.32
Cannae Holdings	1.31
Nihon M&A Center	1.28

6	American Funds Insurance Series

Global Small Capitalization Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	31.84%	8.95%	9.07%	9.70%	.76%
Class 1A	31.56	8.70	8.81	9.43	1.01
Class 2	31.52	8.68	8.80	9.43	1.01
Class 4	31.24	8.41	8.54	9.16	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 31.11% for the 12 months ended December 31, 2019, compared with a 31.49% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the fund’s relative results. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Microsoft	5.80%
Facebook	5.46
Netflix	3.70
Amazon	3.62
Alphabet	3.33
UnitedHealth Group	3.30
Tesla	2.80
Broadcom	2.70
ASML	2.24
Intuitive Surgical	2.18

8	American Funds Insurance Series

Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	31.11%	14.67%	14.27%	12.92%	.36%
Class 1A	30.79	14.39	13.99	12.64	.61
Class 2	30.77	14.38	13.98	12.64	.61
Class 3	30.86	14.46	14.06	12.72	.54
Class 4	30.44	14.10	13.72	12.37	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 23.21% for the 12 months ended December 31, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 21.51%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	16.2%
China	12.1
India	8.7
Hong Kong	7.2
South Korea	2.8
Australia	1.3
Taiwan	1.1
Philippines	1.0
Other	1.2
51.6

Europe
France	9.5
United Kingdom	6.7
Switzerland	5.1
Germany	4.4
Netherlands	3.5
Spain	2.6
Other	2.1
33.9

The Americas
Brazil	4.0
Canada	2.1
United States	1.5
Other	.4
8.0

Other regions
Other	1.2

Short-term securities & other assets less liabilities	5.3

Total	100.0%

Largest equity securities[2]	Percent of net assets
AIA Group	4.28%
Airbus Group	3.97
Alibaba Group Holding	3.44
HDFC Bank	3.36
Novartis	2.47
Vale	2.03
ASML	2.02
Kotak Mahindra Bank	1.90
Grifols	1.81
SoftBank	1.80

10	American Funds Insurance Series

International Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	23.21%	7.14%	6.29%	8.21%	.55%
Class 1A	22.90	6.89	6.04	7.94	.80
Class 2	22.88	6.87	6.03	7.94	.80
Class 3	23.05	6.95	6.10	8.02	.73
Class 4	22.67	6.61	5.79	7.68	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 29.47% for the 12 months ended December 31, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 26.60%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.42%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and financial sectors were beneficial to the fund. Payment processing company PagSeguro contributed to relative returns as its stock price rose on the back of strong revenue growth. Among detractors, the fund’s lower investment in Apple compared with the MSCI ACWI hurt relative results as it outpaced the overall market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	13.4%
China	8.6
Taiwan	4.0
Japan	3.8
Hong Kong	2.8
Australia	2.1
Other	2.4
37.1

The Americas
United States	22.6
Brazil	12.4
Canada	1.0
Other	1.0
37.0

Europe
United Kingdom	4.0
France	2.8
Russian Federation	2.5
Germany	2.2
Switzerland	2.1
Other	3.8
17.4

Other regions
Other	2.0

Short-term securities & other assets less liabilities	6.5

Total	100.0%

Largest equity securities[2]	Percent of net assets
Reliance Industries	6.52%
TSMC	3.16
PagSeguro	2.65
Microsoft	2.26
HDFC Bank	2.09
StoneCo	1.89
Kotak Mahindra Bank	1.85
Vale	1.71
B3	1.59
Kweichow Moutai	1.51

12	American Funds Insurance Series

New World Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	29.47%	8.20%	6.30%	8.49%	.77%	.59%
Class 1A	29.11	7.93	6.04	8.22	1.02	.84
Class 2	29.15	7.94	6.03	8.22	1.02	.84
Class 4	28.82	7.67	5.78	7.95	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 21.66% for the 12 months ended December 31, 2019, trailing the 31.49% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Certain investments in health care helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within health care was UnitedHealth Group, as it consistently surpassed earnings estimates each quarter throughout the year. Another top contributor was QUALCOMM, where an improved relationship with Apple and the prospect of a 5G wireless network bolstered both earnings prospects and the company’s valuation.

Other holdings in the health care sector hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Teva Pharmaceutical, hurt results relative to the index. Overall, this proved to be a relatively disappointing year for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Abbott Laboratories	4.93%
Microsoft	4.19
Exxon Mobil	3.67
UnitedHealth Group	3.60
AbbVie	3.44
Amgen	3.10
Facebook	2.96
EOG Resources	2.90
CSX	2.83
Philip Morris International	2.75

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20194

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	21.66%	8.63%	11.54%	6.71%	.43%
Class 1A	21.35	8.38	11.27	6.44	.68
Class 2	21.38	8.38	11.27	6.44	.68
Class 4	21.03	8.09	11.04	6.20	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 31.39% for the 12 months ended December 31, 2019, compared with a 26.60% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative performance benefited from specific stock selection, particularly within the industrials and energy sectors. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the materials sector hindered relative returns. In particular, Brazil’s Vale was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Canada were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects for the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

Country diversification	Percent of net assets
The Americas
United States	35.5%
Brazil	6.9
Canada	2.0
Other	.2
44.6

Europe
France	7.1
Germany	4.8
United Kingdom	4.3
Switzerland	2.7
Russian Federation	2.6
Netherlands	2.1
Denmark	1.7
Italy	1.4
Ireland	1.2
Other	1.7
29.6

Asia/Pacific Basin
Japan	6.9
Taiwan	4.5
India	4.0
Australia	3.5
China	1.9
Hong Kong	1.5
Other	1.9
24.2

Other regions
Other	.2

Short-term securities & other assets less liabilities	1.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
TSMC	4.48%
Nintendo	4.45
Airbus Group	4.28
Reliance Industries	2.70
Microsoft	2.07
E.ON	1.82
Alphabet	1.81
PagSeguro	1.80
Broadcom	1.79
CCR	1.69

16	American Funds Insurance Series

Global Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	31.39%	9.88%	10.13%	7.56%	.66%
Class 1A	31.04	9.64	9.87	7.30	.91
Class 2	31.14	9.61	9.86	7.29	.91
Class 4	30.73	9.32	9.60	7.04	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

Largest equity securities[2]	Percent of net assets
Microsoft	4.14%
Facebook	3.89
UnitedHealth Group	2.56
Netflix	2.11
Alphabet	2.02
Broadcom	2.00
Abbott Laboratories	1.64
JPMorgan Chase	1.55
Amazon	1.52
Amgen	1.34

18	American Funds Insurance Series

Growth-Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	26.46%	11.68%	12.81%	11.46%	.30%
Class 1A	26.14	11.42	12.54	11.18	.55
Class 2	26.14	11.40	12.53	11.18	.55
Class 3	26.24	11.48	12.61	11.26	.48
Class 4	25.86	11.12	12.26	10.91	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 23.06% for the 12 months ended December 31, 2019, compared to the 21.51% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The top contributors to the fund’s relative returns were the consumer discretionary and utilities sectors due in part to good stock selection. Luckin Coffee was the top contributor to the fund’s relative returns as it benefited from strong growth in the Chinese retail coffee market. Health care stock Daiichi Sankyo also contributed strong relative returns.

On the downside, investments in the energy and real estate sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as a result of lower oil prices and market volatility.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

Country diversification	Percent of net assets
Europe
United Kingdom	12.1%
France	9.5
Switzerland	5.9
Germany	3.5
Netherlands	3.0
Spain	3.0
Russian Federation	2.5
Sweden	1.1
Other	1.9
42.5

Asia/Pacific Basin
Japan	14.0
China	9.7
Hong Kong	6.5
India	3.6
Singapore	2.3
Taiwan	2.1
South Korea	1.0
Other	2.5
41.7

The Americas
Brazil	3.3
Canada	1.6
Mexico	.3
5.2

Other regions
Turkey	1.8
Israel	.4
2.2

Short-term securities & other assets less liabilities	8.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
Royal Dutch Shell	4.53%
Novartis	3.18
HDFC Bank	2.92
Rio Tinto	2.61
Luckin Coffee	2.59
Zurich	2.52
E.ON	2.49
Daiichi Sankyo	2.47
Airbus Group	2.11
Sun Hung Kai Properties	2.11

20	American Funds Insurance Series

International Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	23.06%	5.73%	5.79%	9.32%	.67%
Class 1A	22.76	5.49	5.53	9.06	.92
Class 2	22.76	5.46	5.52	9.04	.92
Class 4	22.47	5.20	5.30	8.81	1.17

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 18.16% for the 12 months ended December 31, 2019. During the same period, the MSCI ACWI (All Country World Index)1, free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 26.60%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, gained 8.72%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 21.21%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 21.01%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

In the equity portfolio, the top contributors in relative terms were the utilities and consumer discretionary sectors. American Tower added the most to the fund’s relative returns as it notched higher returns than the general market.

On the downside, the information technology sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio was a drag on relative results.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

Country diversification	Percent of net assets
The Americas
United States	52.8%
Canada	2.5
55.3

Europe
United Kingdom	12.4
France	3.3
Switzerland	2.9
Italy	1.6
Sweden	1.2
Denmark	1.1
Netherlands	1.0
Other	1.4
24.9

Asia/Pacific Basin
Hong Kong	4.0
Taiwan	2.6
Japan	2.3
China	1.6
Other	.8
11.3

Short-term securities & other assets less liabilities	8.5

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	18.16%	5.13%	4.53%	.54%	.28%
Class 1A	17.90	4.87	4.28	.79	.53
Class 2	17.89	4.94	4.37	.79	.53
Class 4	17.62	4.61	4.01	1.04	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the fund’s largest sector holdings — contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities[4]	Percent of net assets
Microsoft	3.96%
Broadcom	2.42
UnitedHealth Group	2.16
ASML	2.09
Philip Morris International	1.94
Northrop Grumman	1.82
Johnson & Johnson	1.70
Humana	1.69
Boeing	1.68
Charter Communications	1.67

24	American Funds Insurance Series

Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	21.54%	8.59%	10.19%	8.63%	.31%
Class 1A	21.19	8.33	9.92	8.36	.56
Class 2	21.23	8.32	9.92	8.36	.56
Class 3	21.30	8.40	10.00	8.44	.49
Class 4	20.92	8.05	9.69	8.11	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 20.79% for the 12 months ended December 31, 2019. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 26.60%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 6.84%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 18.55%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared near record highs in December as the U.S. and China agreed to a limited trade war truce. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s fixed income investments also helped relative returns. On the downside, investments in tobacco company Altria detracted from the fund’s relative returns as its share price dipped lower than the broader market.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

Largest sectors in common stock holdings	Percent of net assets
Information technology	13.8%
Health care	11.0
Financials	9.5
Consumer staples	9.0
Industrials	7.4

Largest fixed income holdings (by issuer)[4]
U.S. Treasury	11.7
Japanese Government	4.0
Fannie Mae	.8
Italian Government	.8
Greek Government	.7

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	32.6%	18.5%	(1.0)%	3.2%	53.3%
Euros	8.6	3.8	1.4	—	13.8
British pounds	7.3	.3	.8	.1	8.5
Japanese yen	2.8	4.4	—	—	7.2
Swiss francs	4.4	—	—	—	4.4
New Taiwan dollars	2.2	—	—	—	2.2
Hong Kong dollars	2.0	—	—	—	2.0
Danish krone	1.3	.2	—	—	1.5
Canadian dollars	.6	.3	—	.3	1.2
Brazilian Real	1.1	.2	(.2)	—	1.1
Other currencies	1.3	4.5	(1.0)	—	4.8
					100.0%

Largest equity securities[4]	Percent of net assets
Merck	2.42%
ASML	2.35
AstraZeneca	2.34
TSMC	2.18
Broadcom	1.94
Microsoft	1.79
Nestlé	1.59
British American Tobacco	1.52
Altria	1.40
JPMorgan Chase	1.40

26	American Funds Insurance Series

Global Balanced Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	20.79%	7.25%	6.49%	.73%
Class 1A	20.54	7.02	6.24	.98
Class 2	20.44	6.97	6.21	.98
Class 4	20.21	6.76	6.09	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.70% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.

The Federal Reserve began the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It then began to cut the federal funds rate over the summer. It reduced the rate three times to end the year with the target in a range of 1.50%-1.75%.

Security selection within agency mortgage backed pass-through securities was the primary detractor from relative results over the period. On the positive side, the fund benefitted from active duration management as interest rates declined over the period. Sector selection was also a positive factor as out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS), investment grade corporate bonds, high yield, and emerging markets all helped results.

With the current economic expansion now more than 10 years old, it is the longest in the post-war period. While we expect the expansion to continue in 2020, late cycle economies may be susceptible to risks or idiosyncratic problems throwing them off balance. For that reason, we feel strongly that a core bond fund like Bond Fund should remain conservatively positioned with a long-term focus. Managers remain committed to pursuing all four roles of fixed income: income, diversification from equities, capital preservation and inflation protection. We aim to manage a fund that will help to provide stability for your portfolio in any market environment.

Largest holdings (by issuer)[2]	Percent of net assets
U.S. Treasury	28.74%
Fannie Mae	14.84
Freddie Mac	10.61
Ginnie Mae	3.84
UMBS	2.73
Teva Pharmaceutical	1.92
State of Illinois	1.52
Broadcom	1.31
Southern California Edison	1.02
Japanese Government	1.02

28	American Funds Insurance Series

Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	9.70%	3.31%	3.87%	4.72%	.40%
Class 1A	9.36	3.06	3.62	4.46	.65
Class 2	9.36	3.05	3.60	4.46	.65
Class 4	9.08	2.78	3.36	4.21	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 8.08% for the 12 months ended December 31, 2019. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 6.84%.

Government bonds advanced as central banks around the world cut interest rates in an attempt to blunt the negative effects of a trade war. After raising rates in 2018, the U.S. Federal Reserve abruptly changed course and cut rates three times in 2019. Many other central banks followed the same path, while the European Central Bank took rates further into negative territory. The Treasury curve ultimately steepened after some flattening amid declining yields. Credit saw very sizable returns, with investment-grade and high-yield bonds gaining more than 14%. U.S. corporate spreads tightened sharply, by 60 basis points, to end at 93 basis points on an option-adjusted basis. The federal funds rate ended the year between 1.50% and 1.75%.

Sector/industry allocation helped results relative to the market index, as did careful security selection and the fund’s chosen exposure to countries. Investments in government bonds from Greece and Mexico were the largest individual contributors to relative results while Argentine government bonds were among the larger individual detractors.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

		Percent of net assets
Currency weighting (after hedging) by country
United States[2]		42.7%
Eurozone[3]		20.7
Japan		15.8
United Kingdom		4.9
Canada		2.2
China		2.2
Malaysia		1.6
Denmark		1.4
India		1.2
Australia		1.0
Other		6.3
Total		100.0%

Non-U.S. government bonds by country
Japan		12.4%
Eurozone[3]:
Italy	4.2
Greece	3.9
Germany	1.3
France	1.1
Other	1.6	12.1
China		3.3
India		1.8
Malaysia		1.8
Brazil		1.6
South Africa		1.5
Romania		1.5
Canada		1.4
Mexico		1.4
United Kingdom		1.3
Israel		1.2
Norway		1.2
Other		9.7
Total		52.2%

Largest holdings (by issuer)[4]	Percent of net assets
U.S. Treasury	13.81%
Japanese Government	12.38
Greek Government	4.25
Italian Government	4.24
Fannie Mae	2.93
Canadian Government	2.29
Freddie Mac	2.21
Chinese Government	1.97
Malaysian Government	1.83
China Development Bank	1.72

30	American Funds Insurance Series

Global Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20196

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	8.08%	2.54%	2.85%	4.07%	.59%	.50%
Class 1A	7.75	2.33	2.61	3.82	.84	.75
Class 2[7]	7.77	2.29	2.59	3.81	.84	.75
Class 4	7.54	2.04	2.38	3.58	1.09	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 10.9%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Luxembourg, Portugal, the Netherlands and Spain.
[4]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	Periods greater than one year are annualized.
[7]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 12.85% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds and limits the exposure of an issuer to 2% was up 14.32%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high yield market. We continue to monitor global central bank monetary policy actions, and believe that the higher yields and relatively short duration of high yield bonds should help mitigate any impact should rates begin to rise from current levels.

Largest holdings (by issuer)[2]	Percent of net assets
Valeant Pharmaceuticals International	2.54%
First Quantum Minerals	2.42
Petsmart	2.19
Teva Pharmaceutical	1.90
Centene	1.86
Cleveland-Cliffs	1.65
Tenet Healthcare	1.53
Sprint Nextel	1.39
Endo International	1.39
CCO Holdings LLC and CCO Holdings Capital	1.37

32	American Funds Insurance Series

High-Income Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	12.85%	5.36%	6.51%	8.67%	.51%
Class 1A	12.61	5.13	6.26	8.40	.76
Class 2	12.55	5.09	6.25	8.40	.76
Class 3	12.70	5.18	6.32	8.47	.69
Class 4	12.27	4.82	6.03	8.14	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 5.30% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 6.35%.

Bond returns were strong. The Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds target rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

Sector and security selection detracted from relative results, including holdings in U.S. Treasuries and interest rate swaps.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. The fund’s relatively low allocation to MBS Pass-Through securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

Mortgage Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	5.30%	2.38%	2.68%	.48%	.30%
Class 1A	5.09	2.14	2.43	.73	.55
Class 2	5.04	2.12	2.43	.73	.55
Class 4	4.80	1.88	2.24	.98	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.92% for the 12 months ended December 31, 2019, compared with a 2.69% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

The fund’s returns were higher than in 2018 even as the Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields. Assuming the current interest rate environment and solid U.S. economic conditions persist, the fund has the potential to continue to provide income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.92%	0.81%	0.30%	3.39%	.37%
Class 1A	1.92	0.71	0.12	3.16	.62
Class 2	1.62	0.56	0.05	3.14	.62
Class 3	1.76	0.62	0.12	3.21	.55
Class 4	1.40	0.30	-0.13	2.90	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets
Commercial paper	71.7%
Federal agency discount notes	14.7
Bonds & notes of governments & government agencies outside the U.S.	10.0
U.S. Treasury bills	3.5
Other assets less liabilities	.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 5.69% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.63%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

During the period, the fund’s interest rate positioning detracted from relative returns, including investments in interest rate swaps.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future are unlikely as the Federal Reserve wants to extend the economic expansion and to also raise inflation closer to its stated “strong commitment” to a symmetric target of 2%. We believe this stance by the Federal Reserve can lead to a steepening yield curve and potentially higher inflation expectations.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	5.69%	2.35%	2.97%	5.71%	.38%
Class 1A	5.42	2.13	2.74	5.45	.63
Class 2	5.31	2.07	2.72	5.45	.63
Class 3	5.49	2.15	2.79	5.52	.56
Class 4	5.14	1.83	2.51	5.20	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 22.01% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 20.47%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in communication services added to relative returns, while investments in consumer discretionary detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	22.01%	9.87%	9.94%	.79%	.74%
Class P2	21.74	9.55	9.62	1.04	.99

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.91% for the 12 months ended December 31, 2019, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which increased 18.78%. The MSCI ACWI (All Country World Index) ex USA2 increased by 21.51%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s security selection and a lower-than-index position in the communication services sector added to relative returns, while stock selection in the materials sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	17.91%	4.62%	3.94%	.97%	.89%
Class P2	17.64	4.19	3.55	1.22	1.14

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 14.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the real estate sector added to relative returns, while investments in health care detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	14.14%	5.33%	7.09%	.84%	.79%
Class P2	13.88	4.96	6.72	1.09	1.04

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 19.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in industrials added to relative returns, while investments in materials detracted from the fund’s relative results. At the security level within the materials sector, a top detractor from relative results included Vale in the metals and mining industry.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	19.14%	7.80%	8.97%	.73%	.68%
Class P2	18.84	7.47	8.63	.98	.93

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 18.25% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Conservative1 was up 18.05%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector added to relative returns, while investments in health care detracted from the fund’s relative results.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20194

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	18.25%	6.72%	8.00%	.71%	.66%
Class P2	17.98	6.45	7.73	.96	.91

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.83%	Shares	Value (000)
Information technology 29.11%
ASML Holding NV1	648,442	$193,113
ASML Holding NV (New York registered)	510,500	151,077
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	301,093
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	19,463
Microsoft Corp.	1,999,800	315,368
Visa Inc., Class A	1,142,800	214,732
Broadcom Inc.	487,050	153,918
Temenos AG1	637,000	100,711
Paycom Software, Inc.[2]	357,000	94,519
SimCorp AS1	425,000	48,292
Adyen NV1,2	56,700	46,656
PagSeguro Digital Ltd., Class A2	1,340,900	45,805
Adobe Inc.[2]	135,000	44,524
Amphenol Corp., Class A	373,500	40,424
Other securities		209,884
		1,979,579

Consumer discretionary 17.93%
Amazon.com, Inc.[2]	173,800	321,155
Alibaba Group Holding Ltd.[1,2]	6,844,000	181,984
Takeaway.com NV1,2	740,000	68,355
Just Eat PLC[1,2]	5,292,000	58,725
Ocado Group PLC[1,2]	3,115,000	52,890
Naspers Ltd., Class N1	277,000	45,276
Moncler SpA[1]	915,000	41,155
NIKE, Inc., Class B	370,500	37,535
Other securities		412,427
		1,219,502

Health care 10.91%
UnitedHealth Group Inc.	324,200	95,308
AstraZeneca PLC[1]	721,300	72,165
Merck & Co., Inc.	775,600	70,541
Boston Scientific Corp.[2]	1,373,700	62,119
Pfizer Inc.	1,424,000	55,792
DexCom, Inc.[2]	253,000	55,341
Fisher & Paykel Healthcare Corp. Ltd.[1]	3,680,000	55,222
Mettler-Toledo International Inc.[2]	65,000	51,563
Other securities		224,092
		742,143

Financials 10.30%
AIA Group Ltd.[1]	13,206,300	138,952
Kotak Mahindra Bank Ltd.[1]	3,917,000	92,383
JPMorgan Chase & Co.	614,600	85,675
MarketAxess Holdings Inc.	211,000	79,992
Tradeweb Markets Inc., Class A	1,501,303	69,586
Other securities		233,882
		700,470

Consumer staples 8.12%
British American Tobacco PLC[1]	2,970,800	126,572
Nestlé SA1	739,650	80,131
Philip Morris International Inc.	919,500	78,240
Altria Group, Inc.	1,125,000	56,149
Keurig Dr Pepper Inc.	1,624,000	47,015
Other securities		163,686
		551,793

46	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Communication services 7.87%
Alphabet Inc., Class A2	115,600	$154,833
Alphabet Inc., Class C2	71,052	94,998
Tencent Holdings Ltd.[1]	2,230,000	107,572
Facebook, Inc., Class A2	421,640	86,542
Nintendo Co., Ltd.[1]	137,400	55,461
Other securities		35,926
		535,332

Industrials 7.76%
Airbus SE, non-registered shares[1]	1,093,500	160,436
MTU Aero Engines AG1	167,000	47,688
Geberit AG1	65,000	36,490
Other securities		282,712
		527,326

Materials 2.73%
Sherwin-Williams Co.	155,500	90,740
Other securities		95,059
		185,799

Energy 2.02%
Reliance Industries Ltd.[1]	1,795,200	38,132
Other securities		99,232
		137,364

Utilities 0.08%
Other securities		5,646

Total common stocks (cost: $3,768,489,000)		6,584,954

Preferred securities 1.66%
Health care 1.20%
Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	81,675

Information technology 0.46%
Other securities		30,909

Total preferred securities (cost: $43,479,000)		112,584

Short-term securities 2.01%
Money market investments 2.01%
Capital Group Central Cash Fund 1.73%[3]	1,371,403	137,140

Total short-term securities (cost: $136,878,000)		137,140
Total investment securities 100.50% (cost: $3,948,846,000)		6,834,678
Other assets less liabilities (0.50)%		(34,231)

Net assets 100.00%		$6,800,447

American Funds Insurance Series	47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,312,961,000, which represented 48.72% of the net assets of the fund. This amount includes $3,300,466,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

48	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2019

Common stocks 94.84%	Shares	Value (000)
Health care 22.15%
Insulet Corp.[1]	815,300	$139,579
GW Pharmaceuticals PLC (ADR)[1]	823,718	86,128
Notre Dame Intermédica Participações SA	4,228,500	71,742
Haemonetics Corp.[1]	619,200	71,146
Allakos Inc.[1,2]	683,880	65,215
CONMED Corp.	581,200	64,996
Integra LifeSciences Holdings Corp.[1]	906,825	52,850
Mani, Inc.[3]	1,632,529	46,675
Cortexyme, Inc.[1,2]	695,324	39,035
iRhythm Technologies, Inc.[1]	515,500	35,100
PRA Health Sciences, Inc.[1]	306,100	34,023
New Frontier Health Corp., Class A1,3,4	2,680,000	26,666
Other securities		290,189
		1,023,344

Information technology 18.84%
Cree, Inc.[1]	1,199,900	55,375
Ceridian HCM Holding Inc.[1]	799,400	54,263
Net One Systems Co., Ltd.[3]	1,556,965	40,002
Network International Holdings PLC[1,3]	4,570,562	38,792
Avast PLC[3]	5,839,000	35,104
Alteryx, Inc., Class A1	340,000	34,024
SimCorp AS3	297,250	33,776
Bechtle AG, non-registered shares[3]	226,305	31,756
Carel Industries SpA[2,3]	1,947,251	30,292
Qorvo, Inc.[1]	241,800	28,104
Appfolio, Inc., Class A1	251,270	27,627
Other securities		461,432
		870,547

Industrials 14.87%
International Container Terminal Services, Inc.[3]	23,981,620	60,824
Nihon M&A Center Inc.[3]	1,710,692	59,090
VARTA AG, non-registered shares[1,3]	280,402	38,232
Meggitt PLC[3]	3,321,300	28,942
Tomra Systems ASA[3]	857,587	27,197
Marel hf., non-registered shares (ISK denominated)[3]	4,899,903	24,908
Marel hf., non-registered shares (EUR denominated)[1,3]	333,333	1,705
Other securities		445,981
		686,879

Consumer discretionary 14.63%
frontdoor, inc.[1]	1,355,200	64,264
Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	57,947
Helen of Troy Ltd.[1]	283,000	50,881
Mattel, Inc.[1,2]	3,338,800	45,241
Wyndham Hotels & Resorts, Inc.	631,500	39,664
Five Below, Inc.[1]	305,000	38,997
Melco International Development Ltd.[3]	12,619,000	35,517
GVC Holdings PLC[3]	2,934,000	34,409
Thor Industries, Inc.	446,000	33,133
Other securities		275,830
		675,883

American Funds Insurance Series	49

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Financials 7.69%
Cannae Holdings, Inc.[1]	1,625,000	$60,434
Kotak Mahindra Bank Ltd.[3]	2,448,225	57,742
Essent Group Ltd.	750,841	39,036
Trupanion, Inc.[1,2]	973,800	36,479
IndusInd Bank Ltd.[3]	1,579,646	33,434
Other securities		128,424
		355,549

Real estate 3.98%
Altus Group Ltd.	932,800	27,268
MGM Growth Properties LLC REIT, Class A	864,500	26,773
Embassy Office Parks REIT[3]	4,509,000	26,767
Other securities		102,925
		183,733

Materials 3.89%
Allegheny Technologies Inc.[1]	1,413,900	29,211
Other securities		150,334
		179,545

Communication services 3.16%
Altice Europe NV, Class A1,3	4,363,000	28,195
Other securities		117,732
		145,927

Consumer staples 2.66%
Other securities		123,044

Energy 1.58%
Other securities		73,080

Utilities 1.39%
ENN Energy Holdings Ltd.[3]	4,262,900	46,609
Other securities		17,485
		64,094

Total common stocks (cost: $3,225,972,000)		4,381,625

Preferred securities 1.02%
Other 1.02%
Other securities		47,209

Total preferred securities (cost: $36,660,000)		47,209

Rights & warrants 0.00%
Health care 0.00%
Other securities		53

Total rights & warrants (cost: $0)		53

50	American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.03%	Shares	Value (000)
Money market investments 6.03%
Capital Group Central Cash Fund 1.73%[5]	1,926,005	$192,600
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[5,6]	11,671,469	11,672
Goldman Sachs Financial Square Government Fund 1.50%[5,6]	9,901,092	9,901
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.50%[5,6]	13,138,720	13,139
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[5,6]	51,521,183	51,521
		278,833

Total short-term securities (cost: $278,593,000)		278,833
Total investment securities 101.89% (cost: $3,541,225,000)		4,707,720
Other assets less liabilities (1.89)%		(87,447)

Net assets 100.00%		$4,620,273

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $44,058,000, an aggregate cost of $37,986,000, and which represented .95% of the net assets of the fund) were acquired from 5/1/2015 to 12/26/2019 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 0.28%
Health care 0.28%
NuCana PLC (ADR)[1,2]	2,067,724	15,980	—	2,083,704	$—	$(17,366)	$—	$12,711

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $102,111,000, which represented 2.21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,960,603,000, which represented 42.43% of the net assets of the fund. This amount includes $1,889,826,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,018,000, which represented .89% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts
EUR = Euros
ISK = Icelandic kronor

See notes to financial statements.

American Funds Insurance Series	51

Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.25%	Shares	Value (000)
Information technology 25.15%
Microsoft Corp.	10,468,400	$1,650,867
Broadcom Inc.	2,430,100	767,960
ASML Holding NV (New York registered)	1,161,800	343,823
ASML Holding NV1	985,000	293,343
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	30,792,000	341,005
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	140,578
Visa Inc., Class A	2,256,600	424,015
RingCentral, Inc., Class A2	1,557,200	262,653
ServiceNow, Inc.[2]	921,500	260,158
Intel Corp.	4,013,000	240,178
Autodesk, Inc.[2]	1,096,000	201,072
Fiserv, Inc.[2]	1,573,600	181,955
Workday, Inc., Class A2	987,000	162,312
Mastercard Inc., Class A	538,000	160,641
Other securities		1,729,830
		7,160,390

Communication services 18.20%
Facebook, Inc., Class A2	7,578,400	1,555,467
Netflix, Inc.[2]	3,251,160	1,051,978
Alphabet Inc., Class C2	552,300	738,436
Alphabet Inc., Class A2	157,500	210,954
Charter Communications, Inc., Class A2	946,280	459,021
T-Mobile US, Inc.[2]	4,885,000	383,082
Activision Blizzard, Inc.	6,317,500	375,386
Comcast Corp., Class A	5,135,900	230,961
Other securities		175,162
		5,180,447

Health care 16.70%
UnitedHealth Group Inc.	3,190,800	938,031
Intuitive Surgical, Inc.[2]	1,049,100	620,176
Regeneron Pharmaceuticals, Inc.[2]	1,341,000	503,519
Humana Inc.	1,269,500	465,297
Vertex Pharmaceuticals Inc.[2]	1,434,579	314,101
Boston Scientific Corp.[2]	5,085,000	229,944
Centene Corp.[2]	3,484,800	219,089
Thermo Fisher Scientific Inc.	534,500	173,643
Cigna Corp.	739,902	151,303
Seattle Genetics, Inc.[2]	1,248,154	142,614
Other securities		995,508
		4,753,225

Consumer discretionary 11.29%
Amazon.com, Inc.[2]	557,016	1,029,276
Tesla, Inc.[2]	1,908,500	798,383
Home Depot, Inc.	1,206,000	263,366
Other securities		1,122,701
		3,213,726

Financials 8.49%
Goldman Sachs Group, Inc.	1,052,400	241,978
JPMorgan Chase & Co.	1,343,000	187,214
Wells Fargo & Co.	3,011,800	162,035
Legal & General Group PLC[1]	40,158,246	161,788
First Republic Bank	1,376,000	161,611
PNC Financial Services Group, Inc.	919,800	146,828
Bank of America Corp.	4,015,000	141,408
Intercontinental Exchange, Inc.	1,490,900	137,983
Other securities		1,075,635
		2,416,480

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Industrials 6.44%
TransDigm Group Inc.	689,000	$385,840
MTU Aero Engines AG1	1,034,033	295,275
CSX Corp.	1,882,200	136,196
Airbus SE, non-registered shares[1]	920,327	135,028
Other securities		882,578
		1,834,917

Materials 2.83%
Other securities		806,455

Consumer staples 2.72%
Altria Group, Inc.	3,140,182	156,727
Costco Wholesale Corp.	522,900	153,691
Kerry Group PLC, Class A1	1,100,000	136,951
Other securities		326,896
		774,265

Energy 2.45%
Other securities		698,230

Real estate 1.71%
Equinix, Inc. REIT	440,100	256,887
Other securities		229,970
		486,857

Utilities 0.27%
Other securities		77,731

Total common stocks (cost: $14,882,833,000)		27,402,723

Convertible bonds 0.09%	Principal amount (000)
Consumer staples 0.09%
Other securities		25,000

Total convertible bonds (cost: $25,000,000)		25,000

Short-term securities 3.87%	Shares
Money market investments 3.87%
Capital Group Central Cash Fund 1.73%[3]	11,024,924	1,102,492

Total short-term securities (cost: $1,102,383,000)		1,102,492
Total investment securities 100.21% (cost: $16,010,216,000)		28,530,215
Other assets less liabilities (0.21)%		(60,556)

Net assets 100.00%		$28,469,659

American Funds Insurance Series	53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $38,849,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,186,070,000, which represented 7.68% of the net assets of the fund. This amount includes $2,122,221,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

54	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2019

Common stocks 92.87%	Shares	Value (000)
Financials 16.40%
AIA Group Ltd.[1]	40,985,700	$431,237
HDFC Bank Ltd.[1]	17,086,200	304,509
HDFC Bank Ltd. (ADR)	531,294	33,668
Kotak Mahindra Bank Ltd.[1]	8,121,048	191,537
Axis Bank Ltd.[1]	7,270,300	75,310
Axis Bank Ltd.[1,2]	3,222,055	34,069
BNP Paribas SA1	1,722,058	102,509
Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,867,600	81,355
Other securities		398,032
		1,652,226

Consumer discretionary 13.95%
Alibaba Group Holding Ltd. (ADR)[3]	1,635,100	346,805
Sony Corp.[1]	2,051,700	139,653
MercadoLibre, Inc.[3]	190,000	108,669
Meituan Dianping, Class B1,3	7,500,347	98,223
Kering SA1	139,238	91,726
Galaxy Entertainment Group Ltd.[1]	11,306,000	83,334
Ryohin Keikaku Co., Ltd.[1]	3,319,000	77,413
Other securities		460,340
		1,406,163

Industrials 13.85%
Airbus SE, non-registered shares[1]	2,723,949	399,652
Recruit Holdings Co., Ltd.[1]	3,871,300	145,678
Melrose Industries PLC[1]	37,984,233	121,412
Safran SA1	523,100	81,088
Rheinmetall AG1	639,400	73,528
Rolls-Royce Holdings PLC[1,3]	8,080,688	73,172
Knorr-Bremse AG, non-registered shares[1]	703,099	71,566
Komatsu Ltd.[1]	2,880,500	69,061
Other securities		360,594
		1,395,751

Health care 12.43%
Novartis AG1	2,624,133	248,617
Daiichi Sankyo Co., Ltd.[1]	2,160,000	142,631
Chugai Pharmaceutical Co., Ltd.[1]	1,243,500	114,531
Takeda Pharmaceutical Co. Ltd.[1]	2,859,865	113,302
Grifols, SA, Class A, non-registered shares[1]	2,656,981	93,813
Grifols, SA, Class B (ADR)	793,690	18,485
Alcon Inc.[1,3]	1,903,239	107,818
Fresenius SE & Co. KGaA[1]	1,819,000	102,675
Teva Pharmaceutical Industries Ltd. (ADR)[3]	7,216,598	70,723
Other securities		239,573
		1,252,168

Information technology 7.24%
ASML Holding NV1	682,174	203,158
Samsung Electronics Co., Ltd.[1]	3,702,250	178,390
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	6,183,000	68,474
Other securities		279,537
		729,559

Materials 6.73%
Vale SA, ordinary nominative (ADR)	15,349,717	202,616
Vale SA, ordinary nominative	102,481	1,358
Asahi Kasei Corp.[1]	12,779,780	143,397
Other securities		330,520
		677,891

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.72%
Pernod Ricard SA1	785,326	$140,578
Nestlé SA1	1,142,100	123,731
Kirin Holdings Co., Ltd.[1]	4,041,800	88,154
KOSÉ Corp.[1]	458,100	66,954
Other securities		257,726
		677,143

Communication services 4.91%
SoftBank Group Corp.[1]	4,168,200	181,469
Tencent Holdings Ltd.[1]	2,555,987	123,297
Altice Europe NV, Class A1,3	13,236,760	85,540
Other securities		104,327
		494,633

Energy 4.86%
Reliance Industries Ltd.[1]	5,591,364	118,767
Royal Dutch Shell PLC, Class B1	2,148,307	64,014
Oil Search Ltd.[1]	13,449,600	68,611
Other securities		238,598
		489,990

Utilities 3.56%
ENN Energy Holdings Ltd.[1]	14,004,000	153,115
China Gas Holdings Ltd.[1]	24,134,000	90,467
E.ON SE1	7,101,000	75,944
Other securities		39,455
		358,981

Real estate 2.22%
China Overseas Land & Investment Ltd.[1]	23,746,000	92,741
Other securities		130,568
		223,309

Total common stocks (cost: $6,922,555,000)		9,357,814

Preferred securities 1.20%
Health care 0.70%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,026,230	70,526

Financials 0.50%
Other securities		50,234

Total preferred securities (cost: $99,792,000)		120,760

Rights & warrants 0.23%
Health care 0.23%
Other securities		22,939

Total rights & warrants (cost: $13,238,000)		22,939

Bonds, notes & other debt instruments 0.44%	Principal amount (000)
Corporate bonds & notes 0.33%
Other 0.33%
Other securities		33,135

56	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Bonds & notes of governments outside the U.S. 0.11%
Bonds & notes of governments & government agencies outside the U.S. 0.11%
Other securities		$11,194

Total bonds, notes & other debt instruments (cost: $38,713,000)		44,329

Short-term securities 5.41%	Shares
Money market investments 5.41%
Capital Group Central Cash Fund 1.73%[4]	5,444,569	544,457

Total short-term securities (cost: $544,206,000)		544,457
Total investment securities 100.15% (cost: $7,618,504,000)		10,090,299
Other assets less liabilities (0.15)%		(14,868)

Net assets 100.00%		$10,075,431

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $49,827,000, which represented .49% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD17,024	GBP12,948	Barclays Bank PLC	1/9/2020	$(131)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $8,247,137,000, which represented 81.85% of the net assets of the fund. This amount includes $8,199,688,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 12/31/2019.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	date	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017	$17,232	$34,069.34%

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	57

New World Fund

Summary investment portfolio December 31, 2019

Common stocks 88.36%	Shares	Value (000)
Information technology 23.02%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,405,000	$104,155
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	250,000	14,525
PagSeguro Digital Ltd., Class A2	2,921,023	99,782
Microsoft Corp.	538,524	84,925
StoneCo Ltd., Class A2	1,780,826	71,037
Keyence Corp.[1]	140,000	49,553
Broadcom Inc.	156,350	49,410
Visa Inc., Class A	223,400	41,977
PayPal Holdings, Inc.[2]	353,000	38,184
EPAM Systems, Inc.[2]	158,100	33,543
Adobe Inc.[2]	100,400	33,113
Largan Precision Co., Ltd.[1]	181,000	30,243
Autodesk, Inc.[2]	146,100	26,804
Mastercard Inc., Class A	79,800	23,827
Halma PLC[1]	843,000	23,666
Other securities		140,773
		865,517

Financials 13.11%
HDFC Bank Ltd.[1]	4,410,200	78,598
Kotak Mahindra Bank Ltd.[1]	2,942,900	69,409
B3 SA - Brasil, Bolsa, Balcao	5,593,400	59,748
AIA Group Ltd.[1]	5,316,600	55,939
Sberbank of Russia PJSC (ADR)[1]	1,371,100	22,560
Sberbank of Russia PJSC (ADR)	682,500	11,193
HDFC Life Insurance Co. Ltd.[1]	3,387,520	29,718
XP Inc., Class A2	725,900	27,962
Bank Central Asia Tbk PT1	9,869,000	23,709
Other securities		114,102
		492,938

Energy 9.90%
Reliance Industries Ltd.[1]	11,548,513	245,304
Royal Dutch Shell PLC, Class B1	1,126,400	33,564
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,429,000	22,778
Other securities		70,542
		372,188

Health care 9.15%
Notre Dame Intermédica Participações SA	2,800,868	47,520
BioMarin Pharmaceutical Inc.[2]	389,600	32,941
Carl Zeiss Meditec AG, non-registered shares[1]	216,552	27,619
AstraZeneca PLC[1]	269,800	26,993
Yunnan Baiyao Group Co., Ltd., Class A1	2,000,000	25,699
Abbott Laboratories	263,000	22,844
Illumina, Inc.[2]	67,000	22,227
Other securities		138,229
		344,072

Materials 8.32%
Vale SA, ordinary nominative	2,881,660	38,182
Vale SA, ordinary nominative (ADR)	1,976,000	26,083
Freeport-McMoRan Inc.	3,945,000	51,758
Fortescue Metals Group Ltd.[1]	4,618,395	34,809
UPM-Kymmene Oyj[1]	894,000	30,984
First Quantum Minerals Ltd.	2,305,000	23,377
Other securities		107,595
		312,788

58	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Consumer discretionary 7.02%
Alibaba Group Holding Ltd.[1,2]	1,355,096	$36,032
Alibaba Group Holding Ltd. (ADR)[2]	30,300	6,427
Melco Resorts & Entertainment Ltd. (ADR)	931,500	22,514
Marriott International, Inc., Class A	144,800	21,927
Other securities		177,095
		263,995

Communication services 5.88%
Facebook, Inc., Class A2	268,000	55,007
Alphabet Inc., Class C2	23,220	31,046
Alphabet Inc., Class A2	10,000	13,394
Other securities		121,865
		221,312

Consumer staples 5.58%
Kweichow Moutai Co., Ltd., Class A1	334,161	56,813
Nestlé SA1	333,296	36,108
Treasury Wine Estates Ltd.[1]	2,885,454	32,974
Other securities		83,858
		209,753

Industrials 4.40%
Airbus SE, non-registered shares[1]	276,729	40,601
Shanghai International Airport Co., Ltd., Class A1	2,014,760	22,791
Nidec Corp.[1]	165,000	22,540
Other securities		79,556
		165,488

Real estate 1.09%
Other securities		41,216

Utilities 0.89%
Other securities		33,336

Total common stocks (cost: $2,372,140,000)		3,322,603

Preferred securities 1.90%
Industrials 0.65%
Azul SA, preferred nominative (ADR)[2]	433,223	18,542
Azul SA, preferred nominative[2]	419,250	6,074
		24,616

Other 1.25%
Other securities		46,788

Total preferred securities (cost: $50,498,000)		71,404

Rights & warrants 0.70%
Other 0.70%
Other securities		26,479

Total rights & warrants (cost: $15,629,000)		26,479

Bonds, notes & other debt instruments 2.57%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.35%
Other securities		88,624

American Funds Insurance Series	59

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 0.22%
Other 0.22%
Other securities		$8,190

Total corporate bonds & notes		8,190
Total bonds, notes & other debt instruments (cost: $92,583,000)		96,814

Short-term securities 6.56%	Shares
Money market investments 6.35%
Capital Group Central Cash Fund 1.73%[3]	2,386,731	238,673

	Principal amount (000)
Other short-term securities 0.21%
Other securities		7,930

Total short-term securities (cost: $251,630,000)		246,603
Total investment securities 100.09% (cost: $2,782,480,000)		3,763,903
Other assets less liabilities (0.09)%		(3,492)

Net assets 100.00%		$3,760,411

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $61,434,000, which represented 1.63% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

“Other securities” also includes securities on loan. The total value of securities on loan was $2,679,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,928,580,000, which represented 51.29% of the net assets of the fund. This amount includes $1,899,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.37%	Shares	Value (000)
Health care 21.60%
Abbott Laboratories	5,266,500	$457,448
UnitedHealth Group Inc.	1,137,000	334,255
AbbVie Inc.	3,603,660	319,068
Amgen Inc.	1,194,510	287,961
Gilead Sciences, Inc.	2,845,712	184,914
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	101,271
Humana Inc.	259,000	94,929
Medtronic PLC	700,000	79,415
Other securities		146,171
		2,005,432

Information technology 15.66%
Microsoft Corp.	2,469,200	389,393
QUALCOMM Inc.	2,846,800	251,173
Broadcom Inc.	575,100	181,743
Apple Inc.	400,000	117,460
Mastercard Inc., Class A	337,000	100,625
Intel Corp.	1,680,000	100,548
Texas Instruments Inc.	780,000	100,066
Accenture PLC, Class A	400,000	84,228
Automatic Data Processing, Inc.	338,500	57,715
Other securities		70,326
		1,453,277

Energy 13.73%
Exxon Mobil Corp.	4,883,200	340,750
EOG Resources, Inc.	3,208,800	268,769
Diamondback Energy, Inc.	1,320,033	122,578
Schlumberger Ltd.	2,602,000	104,600
Baker Hughes Co., Class A	3,942,000	101,034
Concho Resources Inc.	859,500	75,266
TC Energy Corp.	1,350,000	71,969
Royal Dutch Shell PLC, Class B (ADR)	1,134,000	68,006
Other securities		121,236
		1,274,208

Consumer staples 10.82%
Philip Morris International Inc.	3,005,600	255,747
British American Tobacco PLC (ADR)	4,935,830	209,575
Constellation Brands, Inc., Class A	793,100	150,491
Costco Wholesale Corp.	273,000	80,240
Coca-Cola Co.	1,387,000	76,770
Altria Group, Inc.	1,500,000	74,865
Other securities		156,377
		1,004,065

Industrials 9.91%
CSX Corp.	3,628,500	262,558
General Dynamics Corp.	1,421,634	250,705
Illinois Tool Works Inc.	650,000	116,760
Airbus Group SE (ADR)	2,639,000	96,983
United Technologies Corp.	500,000	74,880
Union Pacific Corp.	400,000	72,316
Other securities		45,917
		920,119

American Funds Insurance Series	61

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Communication services 6.88%
Facebook, Inc., Class A1	1,339,800	$274,994
Alphabet Inc., Class A1	103,775	138,995
Alphabet Inc., Class C1	3,000	4,011
Verizon Communications Inc.	1,604,500	98,516
Comcast Corp., Class A	1,970,000	88,591
Other securities		33,749
		638,856

Financials 5.12%
JPMorgan Chase & Co.	1,309,000	182,475
Wells Fargo & Co.	1,500,000	80,700
U.S. Bancorp	1,000,000	59,290
Other securities		152,813
		475,278

Consumer discretionary 4.87%
Lowe’s Cos., Inc.	1,314,975	157,481
McDonald’s Corp.	500,000	98,805
Other securities		196,078
		452,364

Utilities 3.10%
Public Service Enterprise Group Inc.	2,594,000	153,176
American Electric Power Co., Inc.	600,000	56,706
Other securities		78,146
		288,028

Real estate 2.35%
Other securities		217,896

Materials 2.33%
Linde PLC	884,700	188,353
Other securities		27,638
		215,991

Total common stocks (cost: $6,823,043,000)		8,945,514

Rights & warrants 0.14%
Financials 0.14%
Other securities		13,179

Total rights & warrants (cost: $19,905,000)		13,179

Convertible stocks 0.06%
Health care 0.06%
Other securities		5,777

Total convertible stocks (cost: $4,979,000)		5,777

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

Short-term securities 3.37%	Shares	Value (000)
Money market investments 3.37%
Capital Group Central Cash Fund 1.73%[2]	3,124,623	$312,462

Total short-term securities (cost: $312,432,000)		312,462
Total investment securities 99.94% (cost: $7,160,359,000)		9,276,932
Other assets less liabilities 0.06%		5,429

Net assets 100.00%		$9,282,361

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	63

Global Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 96.65%	Shares	Value (000)
Information technology 15.69%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,650,800	$95,803
Microsoft Corp.	281,000	44,314
PagSeguro Digital Ltd., Class A2	1,128,752	38,558
Broadcom Inc.	121,200	38,302
Apple Inc.	112,390	33,003
ASML Holding NV1	70,000	20,847
Other securities		64,750
		335,577

Industrials 12.59%
Airbus SE, non-registered shares[1]	623,200	91,434
CCR SA, ordinary nominative	7,680,800	36,240
Lockheed Martin Corp.	66,000	25,699
Safran SA1	123,500	19,144
Rheinmetall AG1	151,500	17,422
Boeing Co.	49,400	16,093
Other securities		63,201
		269,233

Financials 11.87%
Sberbank of Russia PJSC (ADR)[1]	1,710,000	28,136
AIA Group Ltd.[1]	2,503,000	26,336
HDFC Bank Ltd.[1]	1,288,000	22,955
Toronto-Dominion Bank (CAD denominated)	300,700	16,865
DBS Group Holdings Ltd.[1]	803,000	15,478
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,195,000	14,156
CME Group Inc., Class A	70,000	14,050
Sony Financial Holdings Inc.[1]	550,000	13,165
Other securities		102,601
		253,742

Consumer discretionary 9.58%
LVMH Moët Hennessy-Louis Vuitton SE1	56,200	26,174
Home Depot, Inc.	75,500	16,488
Norwegian Cruise Line Holdings Ltd.[2]	275,000	16,063
Flutter Entertainment PLC[1]	124,000	15,143
Alibaba Group Holding Ltd.[1,2]	558,400	14,848
Other securities		116,164
		204,880

Health care 9.36%
UnitedHealth Group Inc.	86,300	25,370
AstraZeneca PLC[1]	167,000	16,708
Boston Scientific Corp.[2]	351,000	15,872
Merck & Co., Inc.	169,850	15,448
Abbott Laboratories	171,000	14,853
Novartis AG1	148,000	14,022
Fleury SA, ordinary nominative	1,750,000	13,281
Other securities		84,510
		200,064

Communication services 8.45%
Nintendo Co., Ltd.[1]	235,700	95,140
Alphabet Inc., Class A2	21,800	29,199
Alphabet Inc., Class C2	7,000	9,359
Comcast Corp., Class A	296,000	13,311
Other securities		33,697
		180,706

64	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 7.57%
Fortescue Metals Group Ltd.[1]	4,763,816	$35,905
Freeport-McMoRan Inc.	2,499,000	32,787
Vale SA, ordinary nominative	2,220,000	29,415
Koninklijke DSM NV1	109,000	14,228
Other securities		49,629
		161,964

Energy 6.53%
Reliance Industries Ltd.[1]	2,714,148	57,652
Gazprom PJSC (ADR)[1]	3,431,000	28,254
Other securities		53,777
		139,683

Utilities 5.79%
E.ON SE1	3,644,000	38,972
Ørsted AS1	345,482	35,794
Enel SpA[1]	3,539,000	28,154
Other securities		20,931
		123,851

Real estate 5.19%
MGM Growth Properties LLC REIT, Class A	1,101,200	34,104
Gaming and Leisure Properties, Inc. REIT	425,000	18,296
Alexandria Real Estate Equities, Inc. REIT	103,000	16,643
Other securities		42,014
		111,057

Consumer staples 4.03%
Nestlé SA1	324,275	35,131
Other securities		50,996
		86,127

Total common stocks (cost: $1,433,746,000)		2,066,884

Preferred securities 0.37%
Financials 0.37%
Other securities		7,892

Total preferred securities (cost: $6,929,000)		7,892

Bonds, notes & other debt instruments 1.63%	Principal amount (000)
Corporate bonds & notes 1.63%
Communication services 1.63%
Sprint Corp. 7.25% 2021	$33,000	34,957

Total bonds, notes & other debt instruments (cost: $32,020,000)		34,957

Short-term securities 1.34%	Shares
Money market investments 1.34%
Capital Group Central Cash Fund 1.73%[3]	285,611	28,561

Total short-term securities (cost: $28,489,000)		28,561
Total investment securities 99.99% (cost: $1,501,184,000)		2,138,294
Other assets less liabilities 0.01%		189

Net assets 100.00%		$2,138,483

American Funds Insurance Series	65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD7,235	AUD10,500	Citibank	1/17/2020	$(137)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,146,095,000, which represented 53.59% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

USD/$ = U.S. dollars

See notes to financial statements.

66	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2019

Common stocks 94.10%	Shares	Value (000)
Health care 16.21%
UnitedHealth Group Inc.	3,133,668	$921,236
Abbott Laboratories	6,789,069	589,698
Amgen Inc.	2,000,500	482,261
Gilead Sciences, Inc.	6,917,600	449,506
Eli Lilly and Co.	2,892,600	380,174
Merck & Co., Inc.	3,338,880	303,671
Cigna Corp.	1,327,418	271,444
AstraZeneca PLC[1]	1,643,500	164,430
AstraZeneca PLC (ADR)	1,228,600	61,258
Other securities		2,215,742
		5,839,420

Information technology 15.04%
Microsoft Corp.	9,454,500	1,490,975
Broadcom Inc.	2,152,434	680,212
Intel Corp.	6,651,600	398,098
Texas Instruments Inc.	2,127,082	272,883
Accenture PLC, Class A	1,067,900	224,868
Visa Inc., Class A	1,160,200	218,002
Mastercard Inc., Class A	710,000	211,999
Other securities		1,923,211
		5,420,248

Communication services 12.02%
Facebook, Inc., Class A2	6,826,100	1,401,057
Netflix, Inc.[2]	2,352,425	761,174
Alphabet Inc., Class C2	296,784	396,806
Alphabet Inc., Class A2	247,980	332,142
Comcast Corp., Class A	6,693,400	301,002
Charter Communications, Inc., Class A2	438,369	212,644
Verizon Communications Inc.	3,379,400	207,495
Other securities		719,670
		4,331,990

Financials 10.86%
JPMorgan Chase & Co.	4,005,030	558,301
CME Group Inc., Class A	1,642,100	329,602
Intercontinental Exchange, Inc.	3,183,555	294,638
Willis Towers Watson PLC	1,314,000	265,349
Aon PLC, Class A	1,214,800	253,031
Nasdaq, Inc.	2,129,600	228,080
Bank of New York Mellon Corp.	4,159,300	209,338
Other securities		1,773,710
		3,912,049

Industrials 10.57%
Airbus SE, non-registered shares[1]	2,904,564	426,151
BWX Technologies, Inc.[3]	5,414,670	336,143
TransDigm Group Inc.	578,800	324,128
Northrop Grumman Corp.	733,200	252,199
General Dynamics Corp.	1,381,600	243,645
Equifax Inc.	1,386,600	194,290
Other securities		2,031,239
		3,807,795

American Funds Insurance Series	67

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.10%
Coca-Cola Co.	7,316,100	$404,946
British American Tobacco PLC[1]	8,069,260	343,793
British American Tobacco PLC (ADR)	479,440	20,357
Keurig Dr Pepper Inc.	7,241,735	209,648
Carlsberg A/S, Class B1	1,390,224	207,388
Other securities		1,372,011
		2,558,143

Energy 6.94%
Exxon Mobil Corp.	6,274,200	437,814
EOG Resources, Inc.	3,943,800	330,333
Chevron Corp.	2,485,800	299,564
Enbridge Inc. (CAD denominated)	7,486,412	297,658
Canadian Natural Resources, Ltd. (CAD denominated)	8,803,800	284,748
Other securities		849,638
		2,499,755

Consumer discretionary 5.06%
Amazon.com, Inc.[2]	297,400	549,548
Other securities		1,274,385
		1,823,933

Materials 4.83%
Celanese Corp.	3,243,233	399,307
Linde PLC	1,152,000	245,261
Other securities		1,096,901
		1,741,469

Real estate 2.97%
Equinix, Inc. REIT	533,800	311,579
Crown Castle International Corp. REIT	2,071,500	294,464
Other securities		462,520
		1,068,563

Utilities 2.45%
Sempra Energy	1,784,000	270,241
Other securities		610,705
		880,946

Mutual funds 0.05%
Other securities		16,337

Total common stocks (cost: $23,281,968,000)		33,900,648

Convertible stocks 0.51%
Real estate 0.24%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	67,900	87,030

Health care 0.16%
Other securities		58,952

Information technology 0.11%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	32,900	38,755

Total convertible stocks (cost: $162,141,000)		184,737

68	American Funds Insurance Series

Growth-Income Fund

Bonds, notes & other debt instruments 0.02%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.02%
Energy 0.02%
Other securities		$5,722

Total bonds, notes & other debt instruments (cost: $5,266,000)		5,722

Short-term securities 5.39%	Shares
Money market investments 5.39%
Capital Group Central Cash Fund 1.73%[4]	19,405,997	1,940,600

Total short-term securities (cost: $1,939,508,000)		1,940,600
Total investment securities 100.02% (cost: $25,388,883,000)		36,031,707
Other assets less liabilities (0.02)%		(5,441)

Net assets 100.00%		$36,026,266

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $5,722,000, which represented .02% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 0.93%
Industrials 0.93%
BWX Technologies, Inc.	5,290,948	489,900	366,178	5,414,670	$(1,021)	$128,124	$3,592	$336,143

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,637,561,000, which represented 10.10% of the net assets of the fund. This amount includes $3,621,224,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	69

International Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 88.41%	Shares	Value (000)
Financials 16.74%
HDFC Bank Ltd.[1]	2,457,600	$43,799
Zurich Insurance Group AG1	92,200	37,815
AIA Group Ltd.[1]	2,338,600	24,606
Banco Santander, SA1	4,834,538	20,413
ING Groep NV1	1,367,000	16,429
Sony Financial Holdings Inc.[1]	660,400	15,808
Prudential PLC[1]	738,000	14,200
Bank Rakyat Indonesia (Persero) Tbk PT1	43,843,000	13,837
DBS Group Holdings Ltd.[1]	558,000	10,756
Haci Ömer Sabanci Holding AS1	6,520,900	10,463
Other securities		43,052
		251,178

Industrials 10.95%
Airbus SE, non-registered shares[1]	216,160	31,715
Shanghai International Airport Co., Ltd., Class A1	2,590,033	29,298
ASSA ABLOY AB, Class B1	681,100	15,916
Komatsu Ltd.[1]	629,600	15,095
Airports of Thailand PCL, foreign registered[1]	5,250,000	12,974
SMC Corp.[1]	23,300	10,651
Adani Ports & Special Economic Zone Ltd.[1]	1,975,327	10,135
Other securities		38,511
		164,295

Consumer discretionary 10.51%
Luckin Coffee Inc., Class A (ADR)[2]	987,340	38,862
Sony Corp.[1]	430,000	29,269
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	22,355
Kering SA1	29,000	19,104
Galaxy Entertainment Group Ltd.[1]	2,365,000	17,432
Alibaba Group Holding Ltd. (ADR)[2]	79,100	16,777
Other securities		13,788
		157,587

Health care 9.46%
Novartis AG1	502,545	47,612
Daiichi Sankyo Co., Ltd.[1]	561,000	37,044
Takeda Pharmaceutical Co. Ltd.[1]	518,353	20,536
Fresenius SE & Co. KGaA[1]	275,800	15,568
Other securities		21,085
		141,845

Energy 7.44%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,147,691	63,839
Royal Dutch Shell PLC, Class B1	138,000	4,112
TOTAL SA1	404,534	22,356
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	8,814
Canadian Natural Resources, Ltd.	92,000	2,976
Other securities		9,504
		111,601

Utilities 6.31%
E.ON SE1	3,488,000	37,304
ENN Energy Holdings Ltd.[1]	1,658,000	18,128
Other securities		39,281
		94,713

70	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.11%
Rio Tinto PLC[1]	658,800	$39,144
Kansai Paint Co., Ltd.[1]	512,000	12,514
Air Liquide SA, non-registered shares[1]	79,200	11,256
Other securities		28,698
		91,612

Information technology 5.64%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	2,804,000	31,053
Tokyo Electron Ltd.[1]	96,500	21,206
ASML Holding NV1	47,800	14,235
Samsung Electronics Co., Ltd.[1]	259,000	12,480
Other securities		5,577
		84,551

Consumer staples 5.21%
British American Tobacco PLC[1]	548,402	23,365
Pernod Ricard SA1	128,650	23,029
Coca-Cola Icecek AS, Class C1	2,631,000	17,131
Other securities		14,657
		78,182

Communication services 5.15%
Singapore Telecommunications Ltd.[1]	9,429,449	23,646
SoftBank Group Corp.[1]	487,600	21,229
Yandex NV, Class A2	470,000	20,440
Other securities		12,003
		77,318

Real estate 4.89%
Sun Hung Kai Properties Ltd.[1]	2,061,500	31,622
CK Asset Holdings Ltd.[1]	2,626,000	19,032
China Overseas Land & Investment Ltd.[1]	3,944,000	15,403
Other securities		7,322
		73,379

Total common stocks (cost: $1,069,560,000)		1,326,261

Preferred securities 2.10%
Financials 1.83%
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,993,550	27,391

Energy 0.27%
Other securities		4,072

Total preferred securities (cost: $26,377,000)		31,463

Bonds, notes & other debt instruments 1.12%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Other securities		8,743

Corporate bonds & notes 0.54%
Other 0.54%
Other securities		8,076

Total bonds, notes & other debt instruments (cost: $15,646,000)		16,819

American Funds Insurance Series	71

International Growth and Income Fund

Short-term securities 8.54%	Shares	Value (000)
Money market investments 8.54%
Capital Group Central Cash Fund 1.73%[3]	1,280,263	$128,026

Total short-term securities (cost: $127,980,000)		128,026
Total investment securities 100.17% (cost: $1,239,563,000)		1,502,569
Other assets less liabilities (0.17)%		(2,483)

Net assets 100.00%		$1,500,086

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $1,931,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD1,609	GBP1,223	Bank of America	1/9/2020	$(11)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,211,171,000, which represented 80.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

72	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2019

Common stocks 68.57%	Shares	Value (000)
Consumer staples 10.33%
Philip Morris International Inc.	188,220	$16,016
British American Tobacco PLC[1]	307,500	13,101
Diageo PLC[1]	303,200	12,777
Coca-Cola Co.	225,000	12,454
Carlsberg A/S, Class B1	72,426	10,804
Altria Group, Inc.	205,470	10,255
Nestlé SA1	69,277	7,505
Imperial Brands PLC[1]	291,600	7,225
Other securities		13,015
		103,152

Information technology 9.62%
Microsoft Corp.	119,020	18,769
Broadcom Inc.	51,500	16,275
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,366,800	15,137
Intel Corp.	221,100	13,233
QUALCOMM Inc.	123,400	10,888
Other securities		21,730
		96,032

Financials 8.43%
CME Group Inc., Class A	66,166	13,281
Zurich Insurance Group AG1	31,098	12,755
JPMorgan Chase & Co.	72,900	10,162
Truist Financial Corp.	152,006	8,561
Sampo Oyj, Class A1	153,061	6,678
Swedbank AB, Class A1	419,333	6,254
Other securities		26,516
		84,207

Real estate 7.88%
American Tower Corp. REIT	81,369	18,700
Crown Castle International Corp. REIT	130,300	18,522
Link Real Estate Investment Trust REIT[1]	848,000	9,003
CK Asset Holdings Ltd.[1]	971,500	7,041
Other securities		25,386
		78,652

Energy 6.06%
Royal Dutch Shell PLC, Class B1	661,840	19,721
Royal Dutch Shell PLC, Class B (ADR)	8,500	510
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	101	3
Enbridge Inc. (CAD denominated)	458,570	18,233
Chevron Corp.	57,700	6,953
Other securities		15,110
		60,530

Health care 5.32%
AstraZeneca PLC[1]	123,900	12,396
AstraZeneca PLC (ADR)	145,100	7,235
GlaxoSmithKline PLC[1]	541,100	12,730
Pfizer Inc.	207,500	8,130
Other securities		12,654
		53,145

Communication services 4.89%
Vodafone Group PLC[1]	6,536,800	12,690
Koninklijke KPN NV1	2,808,662	8,299
Nippon Telegraph and Telephone Corp.[1]	263,000	6,662
Other securities		21,142
		48,793

American Funds Insurance Series	73

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities 4.80%
Enel SpA[1]	2,008,308	$15,977
Edison International	159,800	12,050
SSE PLC[1]	339,756	6,510
Other securities		13,413
		47,950

Industrials 4.52%
Airbus SE, non-registered shares[1]	92,765	13,610
Boeing Co.	21,750	7,085
BOC Aviation Ltd.[1]	646,700	6,570
Other securities		17,891
		45,156

Consumer discretionary 4.07%
Las Vegas Sands Corp.	195,000	13,463
Sands China Ltd.[1]	1,782,000	9,556
Other securities		17,667
		40,686

Materials 2.65%
Dow Inc.	164,133	8,983
Other securities		17,517
		26,500

Total common stocks (cost: $597,003,000)		684,803

Rights & warrants 0.00%
Energy 0.00%
Other securities		—	[2]

Total rights & warrants (cost: $1,000)		—	[2]

Convertible stocks 1.61%
Utilities 0.74%
Sempra Energy, Series A, convertible preferred, 6.00% 2021	61,600	7,393

Information technology 0.46%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	3,900	4,594

Real estate 0.41%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	3,150	4,038

Total convertible stocks (cost: $13,498,000)		16,025

Bonds, notes & other debt instruments 21.35%	Principal amount (000)
U.S. Treasury bonds & notes 10.37%
U.S. Treasury 9.79%
U.S. Treasury 1.75% 2020	$8,000	8,008
U.S. Treasury 2.00% 2022[3]	15,000	15,159
U.S. Treasury 2.125% 2022	8,800	8,931
U.S. Treasury 2.00% 2025	13,200	13,384
U.S. Treasury 1.875% 2026	6,300	6,331
U.S. Treasury 2.00% 2026	7,500	7,588
U.S. Treasury 0%–3.13% 2021–2049[3]	40,841	38,435
		97,836

74	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 0.58%
U.S. Treasury Inflation-Protected Securities 0.50%–0.63% 2023–2028[4]	$5,698	$5,788

Total U.S. Treasury bonds & notes		103,624

Corporate bonds & notes 4.87%
Utilities 0.85%
Edison International 3.55%–5.75% 2024–2028	865	903
Southern California Edison Co. 3.60%–4.13% 2028–2048	694	720
Other securities		6,900
		8,523

Consumer staples 0.69%
Altria Group, Inc. 5.95% 2049	327	396
British American Tobacco PLC 3.22%–4.76% 2026–2049	1,190	1,211
Philip Morris International Inc. 3.375% 2029	450	472
Other securities		4,829
		6,908

Financials 0.68%
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[5]	246	246
Other securities		6,580
		6,826

Information technology 0.65%
Broadcom Inc. 4.75% 2029[6]	490	536
Broadcom Ltd. 3.875% 2027	370	384
Microsoft Corp. 1.55%–2.40% 2021–2022	1,505	1,519
Other securities		4,008
		6,447

Health care 0.53%
AstraZeneca PLC 3.375% 2025	200	212
Other securities		5,106
		5,318

Energy 0.41%
Enbridge Energy Partners, LP 7.375% 2045	73	109
Shell International Finance BV 2.00% 2024	420	419
Other securities		3,548
		4,076

Communication services 0.30%
Vodafone Group PLC 4.25% 2050	75	79
Other securities		2,904
		2,983

Other 0.76%
Other securities		7,557

Total corporate bonds & notes		48,638

Mortgage-backed obligations 4.64%
Federal agency mortgage-backed obligations 4.13%
Freddie Mac 3.01%–3.50% 2045–2049[7,8]	13,624	13,995
Other securities		27,245
		41,240

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.51%
Other securities		$5,082

Total mortgage-backed obligations		46,322

Asset-backed obligations 1.43%
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[6,7]	$6,959	6,959
Other securities		7,310

Total asset-backed obligations		14,269

Municipals 0.04%
Other securities		415

Total bonds, notes & other debt instruments (cost: $208,835,000)		213,268

Short-term securities 7.66%	Shares
Money market investments 7.66%
Capital Group Central Cash Fund 1.73%[9]	765,198	76,520

Total short-term securities (cost: $76,393,000)		76,520
Total investment securities 99.19% (cost: $895,730,000)		990,616
Other assets less liabilities 0.81%		8,100

Net assets 100.00%		$998,716

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [10]	Value at 12/31/2019 (000) [11]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	422	April 2020	$84,400	$90,941	$(41)
5 Year U.S. Treasury Note Futures	Short	50	April 2020	(5,000)	(5,930)	27
10 Year U.S. Treasury Note Futures	Long	37	March 2020	3,700	4,752	(40)
10 Year Ultra U.S. Treasury Note Futures	Short	6	March 2020	(600)	(844)	10
20 Year U.S. Treasury Bond Futures	Long	49	March 2020	4,900	7,639	(162)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	March 2020	2,300	4,178	(125)
						$(331)

76	American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.197%	U.S. EFFR	4/15/2021	$31,000	$253	$—	$253
1.6325%	U.S. EFFR	7/18/2021	40,000	75	—	75
1.3615%	U.S. EFFR	11/1/2021	23,500	(36)	—	(36)
1.281%	U.S. EFFR	11/4/2021	23,500	(70)	—	(70)
U.S. EFFR	1.335%	11/26/2021	38,000	77	—	77
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
U.S. EFFR	1.485%	10/23/2029	5,000	76	—	76
U.S. EFFR	1.4869%	10/23/2029	4,600	69	—	69
U.S. EFFR	1.453%	10/24/2029	5,800	105	—	105
U.S. EFFR	1.4741%	10/24/2029	5,800	94	—	94
U.S. EFFR	1.4495%	10/24/2029	4,200	78	—	78
U.S. EFFR	1.446%	10/24/2029	600	11	—	11
1.419%	U.S. EFFR	11/26/2029	8,000	(174)	—	(174)
					$—	$829

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $345,473,000, which represented 34.59% of the net assets of the fund. This amount includes $345,261,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,180,000, which represented .12% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Step bond; coupon rate may change at a later date.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $21,329,000, which represented 2.14% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

GBP = British pounds

SOFR = Secured Overnight Financing Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio December 31, 2019

Common stocks 64.44%	Shares	Value (000)
Information technology 15.65%
Microsoft Corp.	6,891,900	$1,086,852
Broadcom Inc.	2,097,200	662,757
ASML Holding NV (New York registered)	1,865,000	551,928
ASML Holding NV1	70,000	20,847
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,806,700	395,469
MKS Instruments, Inc.[2]	2,800,000	308,028
VeriSign, Inc.[3]	1,400,000	269,752
Intel Corp.	3,500,000	209,475
Visa Inc., Class A	1,032,000	193,913
Dell Technologies Inc., Class C3	3,387,100	174,063
Mastercard Inc., Class A	451,000	134,664
Other securities		284,508
		4,292,256

Financials 11.02%
First Republic Bank	3,380,000	396,981
Chubb Ltd.	2,375,000	369,693
Arch Capital Group Ltd.[3]	7,331,500	314,448
JPMorgan Chase & Co.	1,600,000	223,040
Bank of America Corp.	6,000,000	211,320
Capital One Financial Corp.	2,000,000	205,820
Citigroup Inc.	2,500,000	199,725
CME Group Inc., Class A	977,200	196,144
Apollo Global Management, Inc., Class A	3,090,000	147,424
Other securities		758,031
		3,022,626

Health care 10.65%
UnitedHealth Group Inc.	2,016,300	592,752
Johnson & Johnson	3,200,000	466,784
Humana Inc.	1,265,000	463,648
Abbott Laboratories	3,000,000	260,580
Cigna Corp.	1,250,000	255,612
Merck & Co., Inc.	2,420,300	220,126
Other securities		660,419
		2,919,921

Industrials 5.90%
Northrop Grumman Corp.	1,449,400	498,550
Boeing Co.	1,417,300	461,700
Lockheed Martin Corp.	847,200	329,883
CSX Corp.	1,875,000	135,675
Other securities		191,830
		1,617,638

Consumer discretionary 4.89%
Home Depot, Inc.	1,188,000	259,435
Amazon.com, Inc.[3]	103,000	190,328
Suzuki Motor Corp.[1]	4,500,000	188,490
Aramark	4,300,000	186,620
General Motors Co.	4,100,000	150,060
VF Corp.	1,400,000	139,524
Kontoor Brands, Inc.[2]	3,250,000	136,467
Other securities		90,610
		1,341,534

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Communication services 4.32%
Charter Communications, Inc., Class A3	942,126	$457,006
Alphabet Inc., Class C3	133,600	178,626
Alphabet Inc., Class A3	111,200	148,940
Facebook, Inc., Class A3	1,077,100	221,075
Other securities		178,690
		1,184,337

Consumer staples 4.20%
Philip Morris International Inc.	6,243,000	531,217
Nestlé SA1	3,006,689	325,734
Nestlé SA (ADR)	900,000	97,434
Altria Group, Inc.	3,200,000	159,712
Other securities		37,280
		1,151,377

Energy 3.76%
Noble Energy, Inc.	13,500,000	335,340
Cenovus Energy Inc. (CAD denominated)	29,000,000	294,790
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,618
Other securities		234,790
		1,029,538

Materials 2.55%
Dow Inc.	5,416,666	296,454
Other securities		401,213
		697,667

Real estate 0.87%
Other securities		238,213

Utilities 0.63%
CMS Energy Corp.	2,284,700	143,570
Other securities		29,351
		172,921

Total common stocks (cost: $11,151,198,000)		17,668,028

Rights & warrants 0.00%
Other 0.00%
Other securities		1,070

Total rights & warrants (cost: $3,366,000)		1,070

Convertible stocks 0.52%
Information technology 0.26%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022[4]	60,000	70,678

Other 0.26%
Other securities		72,133

Total convertible stocks (cost: $126,588,000)		142,811

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		127

Total convertible bonds (cost: $101,000)		127

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments 29.78%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 11.77%
U.S. Treasury 9.68%
U.S. Treasury 2.50% 2021	$200,000	$201,868
U.S. Treasury 1.75% 2024	155,150	155,659
U.S. Treasury 2.50% 2024[5]	225,000	232,461
U.S. Treasury 1.13%–3.00% 2020–2049[5]	2,040,982	2,063,170
		2,653,158

U.S. Treasury inflation-protected securities 2.09%
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2049[5,6]	545,525	573,509

Total U.S. Treasury bonds & notes		3,226,667

Corporate bonds & notes 10.36%
Health care 1.67%
UnitedHealth Group Inc. 2.38%–4.45% 2024–2048	14,455	16,075
Other securities		441,912
		457,987

Financials 1.52%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,765
Other securities		410,159
		417,924

Energy 1.34%
Cenovus Energy Inc. 3.80%–5.40% 2023–2047	11,635	12,381
Noble Energy, Inc. 3.25%–4.95% 2028–2047	9,438	9,703
Other securities		344,613
		366,697

Communication services 1.07%
Alphabet Inc. 1.998% 2026	3,000	2,984
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2050[7]	37,855	41,961
Other securities		248,604
		293,549

Industrials 0.82%
Boeing Co. 2.70%–3.90% 2022–2049	17,781	18,552
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,935	11,243
Northrop Grumman Corp. 2.55%–3.25% 2022–2028	16,052	16,535
Other securities		179,446
		225,776

Consumer discretionary 0.72%
Home Depot, Inc. 2.95%–4.50% 2028–2048	14,113	15,332
Other securities		180,639
		195,971

Consumer staples 0.64%
Nestlé Holdings, Inc. 3.35% 2023[7]	750	785
Philip Morris International Inc. 1.88%–3.38% 2020–2029	12,186	12,513
Other securities		162,290
		175,588

Information technology 0.47%
Broadcom Inc. 3.13%–4.75% 2022–2029[7]	26,670	28,598
Broadcom Ltd. 3.50%–3.88% 2024–2028	7,524	7,700
Microsoft Corp. 1.55%–4.25% 2021–2047	20,985	22,758
Other securities		71,003
		130,059

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Other 2.11%
Other securities		$577,127

Total corporate bonds & notes		2,840,678

Mortgage-backed obligations 6.93%
Federal agency mortgage-backed obligations 6.68%
Fannie Mae 0%–7.50% 2021–2050[8,9]	$628,513	649,074
Freddie Mac 2.45%–5.42% 2023–2049[8,9]	289,392	299,107
Government National Mortgage Assn. 3.50%–4.50% 2048–2050[8,10]	535,819	556,289
Other securities		327,651
		1,832,121

Other 0.25%
Other securities		68,092

Total mortgage-backed obligations		1,900,213

Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 2026	13,000	12,974

Other 0.67%
Other securities		186,876

Total bonds, notes & other debt instruments (cost: $8,000,047,000)		8,167,408

Short-term securities 5.80%	Shares
Money market investments 5.80%
Capital Group Central Cash Fund 1.73%[11]	15,848,444	1,584,844
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[11,12]	997,009	997
Goldman Sachs Financial Square Government Fund 1.50%[11,12]	960,737	961
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[11,12]	2,634,650	2,635
		1,589,437

Total short-term securities (cost: $1,588,867,000)		1,589,437
Total investment securities 100.54% (cost: $20,870,167,000)		27,568,881
Other assets less liabilities (0.54)%		(149,226)

Net assets 100.00%		$27,419,655

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,104,000, which represented ..15% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,194,000, an aggregate cost of $9,168,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 9/4/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	81

Asset Allocation Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [13]	Value at 12/31/2019 (000) [14]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	5,773	April 2020	$1,154,600	$1,244,082	$(625)
5 Year U.S. Treasury Note Futures	Long	5,836	April 2020	583,600	692,204	(2,360)
10 Year U.S. Treasury Note Futures	Short	214	March 2020	(21,400)	(27,482)	290
10 Year Ultra U.S. Treasury Note Futures	Short	836	March 2020	(83,600)	(117,628)	1,420
30 Year Ultra U.S. Treasury Bond Futures	Long	291	March 2020	29,100	52,862	(1,687)
						$(2,962)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
3-month USD-LIBOR	2.18075%	3/29/2024	$26,400	$(518)	$—	$(518)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,056)	—	(2,056)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,273)	—	(2,273)
3-month USD-LIBOR	1.5615%	11/27/2024	130,000	1,035	—	1,035
					$—	$(3,812)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 1.62%
Information technology 1.12%
MKS Instruments, Inc.	—	2,800,000	—	2,800,000	$—	$70,752	$1,510	$308,028

Consumer discretionary 0.50%
Kontoor Brands, Inc.	—	3,250,000	—	3,250,000	—	45,066	3,548	136,467
Dillard’s, Inc., Class A (USA)[15]	1,700,000	—	1,700,000	—	(5,248)	7,584	340	—
								136,467

Energy 0.00%
Weatherford International PLC[3,15]	60,000,000	—	60,000,000	—	(446,158)	415,322	—	—

Total common stocks								444,495

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International LLC 9.875% 2025[15,16]	—	$2,550,000	$2,550,000	—	(1,906)	—	108	—
Weatherford International PLC 4.50% 2022[15,16]	$6,365,000	—	$6,365,000	—	(4,097)	1,849	198	—
Weatherford International PLC 8.25% 2023[15,16]	$5,800,000	—	$5,800,000	—	(4,441)	2,224	243	—
Weatherford International PLC 9.875% 2024[15,16]	$1,000,000	—	$1,000,000	—	(778)	391	49	—
Weatherford International PLC 9.875% 2025[7,15]	$2,550,000	—	$2,550,000	—	—	973	19	—

82	American Funds Insurance Series

Asset Allocation Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)
Weatherford International PLC 6.50% 2036[15,16]	$7,595,000	—	$7,595,000	—	$(4,703)	$2,519	$249	$—
Weatherford International PLC 6.75% 2040[15,16]	$7,825,000	—	$7,825,000	—	(3,983)	1,811	270	—
								—
Total 1.62%					$(471,314)	$548,491	$6,534	$444,495

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $923,930,000, which represented 3.37% of the net assets of the fund. This amount includes $906,137,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $5,211,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,999,000, which represented .06% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $975,763,000, which represented 3.56% of the net assets of the fund.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Rate represents the seven-day yield at 12/31/2019.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Unaffiliated issuer at 12/31/2019.
[16]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	83

Global Balanced Fund

Summary investment portfolio December 31, 2019

Common stocks 64.17%	Shares	Value (000)
Information technology 13.78%
ASML Holding NV1	34,500	$10,275
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	860,000	9,524
Broadcom Inc.	26,895	8,500
Microsoft Corp.	49,620	7,825
PagSeguro Digital Ltd., Class A2	154,528	5,279
Temenos AG1	18,000	2,846
Visa Inc., Class A	14,600	2,743
Tokyo Electron Ltd.[1]	11,800	2,593
Other securities		10,638
		60,223

Health care 11.01%
Merck & Co., Inc.	116,325	10,580
AstraZeneca PLC[1]	102,050	10,210
Humana Inc.	16,330	5,985
Coloplast A/S, Class B1	23,150	2,878
Mettler-Toledo International Inc.[2]	3,500	2,776
Other securities		15,696
		48,125

Financials 9.46%
JPMorgan Chase & Co.	43,800	6,106
Zurich Insurance Group AG1	13,940	5,717
Sberbank of Russia PJSC (ADR)[1]	331,000	5,446
Berkshire Hathaway Inc., Class A2	16	5,434
AIA Group Ltd.[1]	426,000	4,482
B3 SA - Brasil, Bolsa, Balcao	376,000	4,016
BlackRock, Inc.	5,730	2,881
Other securities		7,260
		41,342

Consumer staples 8.98%
Nestlé SA1	64,100	6,944
British American Tobacco PLC[1]	156,300	6,659
Altria Group, Inc.	122,500	6,114
Philip Morris International Inc.	59,300	5,046
Anheuser-Busch InBev SA/NV1	47,200	3,871
Keurig Dr Pepper Inc.	106,000	3,069
Other securities		7,540
		39,243

Industrials 7.38%
Boeing Co.	12,700	4,137
Edenred SA1	66,528	3,442
MTU Aero Engines AG1	9,800	2,798
Other securities		21,883
		32,260

Consumer discretionary 4.48%
Home Depot, Inc.	21,275	4,646
General Motors Co.	110,500	4,044
Alibaba Group Holding Ltd.[1,2]	109,600	2,915
LVMH Moët Hennessy-Louis Vuitton SE1	5,765	2,685
Other securities		5,264
		19,554

Materials 2.71%
Givaudan SA1	815	2,551
Other securities		9,273
		11,824

84	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Real estate 2.39%
Crown Castle International Corp. REIT	23,940	$3,403
Gaming and Leisure Properties, Inc. REIT	59,720	2,571
Other securities		4,444
		10,418

Communication services 1.65%
Alphabet Inc., Class C2	3,579	4,785
Other securities		2,422
		7,207

Energy 1.64%
Canadian Natural Resources, Ltd. (CAD denominated)	89,000	2,878
Other securities		4,303
		7,181

Utilities 0.69%
Ørsted AS1	29,100	3,015

Total common stocks (cost: $202,304,000)		280,392

Bonds, notes & other debt instruments 32.18%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.76%
Japan, Series 346, 0.10% 2027	¥304,250	2,842
Japan, Series 356, 0.10% 2029	420,000	3,911
Japan 0.10%–1.70% 2020–2044[3]	1,089,927	10,551
Other securities		42,821
		60,125

U.S. Treasury bonds & notes 11.68%
U.S. Treasury 9.42%
U.S. Treasury 2.25% 2021	$5,000	5,043
U.S. Treasury 1.625% 2022[4]	2,850	2,851
U.S. Treasury 2.25% 2024	3,055	3,129
U.S. Treasury 2.25% 2027	2,800	2,880
U.S. Treasury 1.13%–3.13% 2020–2048[4]	26,442	27,242
		41,145

U.S. Treasury inflation-protected securities 2.26%
U.S. Treasury Inflation-Protected Security 0.875% 2029[3]	4,306	4,575
U.S. Treasury Inflation-Protected Security 1.00% 2049[3,4]	2,301	2,561
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2022–2044[3,4]	2,643	2,761
		9,897

Total U.S. Treasury bonds & notes		51,042

Corporate bonds & notes 4.82%
Financials 1.07%
JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	259
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	135	153
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[6]	300	300
Other securities		3,955
		4,667

Health care 0.68%
AstraZeneca PLC 2.38%–3.50% 2022–2023	260	268
Humana Inc. 3.15% 2022	100	103
Other securities		2,621
		2,992

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.53%
Altria Group, Inc. 2.63%–5.80% 2020–2039	$225	$247
Altria Group, Inc. 1.00%–2.20% 2023–2027	€380	447
British American Tobacco PLC 2.79%–4.76% 2024–2049	$455	462
Philip Morris International Inc. 2.00%–2.63% 2020–2022	70	70
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	129
Other securities		951
		2,306

Information technology 0.25%
Broadcom Ltd. 3.875% 2027	190	198
Microsoft Corp. 2.40%–3.30% 2026–2027	577	600
Other securities		297
		1,095

Other 2.29%
Other securities		10,014

Total corporate bonds & notes		21,074

Mortgage-backed obligations 1.92%
Federal agency mortgage-backed obligations 1.63%
Other securities		7,162

Other mortgage-backed securities 0.29%
Other securities		1,205

Total mortgage-backed obligations		8,367
Total bonds, notes & other debt instruments (cost: $136,525,000)		140,608

Short-term securities 3.41%
Other short-term securities 2.77%
Alberta (Province of) 1.77% due 1/8/2020[7]	5,750	5,748
Toronto-Dominion Bank 1.91% due 1/22/2020[7]	4,250	4,245
Other securities		2,102
		12,095

	Shares
Money market investments 0.64%
Capital Group Central Cash Fund 1.73%[8]	28,249	2,825

Total short-term securities (cost: $14,874,000)		14,920
Total investment securities 99.76% (cost: $353,703,000)		435,920
Other assets less liabilities 0.24%		1,030

Net assets 100.00%		$436,950

86	American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2019 (000)	[10]	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	53	April 2020	$10,600		$11,421		$(7)
5 Year U.S. Treasury Note Futures	Long	21	April 2020	2,100		2,491		(9)
								$(16)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR375	USD417	Standard Chartered Bank	1/6/2020	$ 4
USD857	ILS2,960	JPMorgan Chase	1/6/2020	— [11]
USD257	ZAR3,800	Citibank	1/6/2020	(14)
USD636	JPY69,000	UBS AG	1/7/2020	1
USD173	ILS600	UBS AG	1/7/2020	(1)
JPY90,700	USD838	JPMorgan Chase	1/7/2020	(3)
CZK11,700	EUR458	Goldman Sachs	1/8/2020	2
USD113	CNH800	HSBC Bank	1/8/2020	(2)
CLP875,800	USD1,101	Morgan Stanley	1/9/2020	64
EUR300	USD335	Citibank	1/9/2020	2
USD334	EUR300	Morgan Stanley	1/9/2020	(3)
USD123	CLP98,800	Bank of America	1/9/2020	(8)
USD143	CLP114,114	Citibank	1/9/2020	(9)
USD344	CLP275,886	Citibank	1/9/2020	(24)
USD569	BRL2,396	Goldman Sachs	1/9/2020	(26)
USD474	CLP387,000	HSBC Bank	1/9/2020	(41)
USD107	INR7,675	JPMorgan Chase	1/10/2020	(1)
EUR1,540	USD1,710	HSBC Bank	1/13/2020	19
GBP526	USD693	Bank of America	1/13/2020	4
USD335	EUR300	Citibank	1/13/2020	(2)
USD525	THB15,900	Standard Chartered Bank	1/13/2020	(6)
USD564	JPY61,000	Bank of New York Mellon	1/14/2020	2
JPY61,000	USD560	Bank of New York Mellon	1/14/2020	1
EUR217	USD242	Bank of New York Mellon	1/15/2020	1
GBP200	USD264	JPMorgan Chase	1/15/2020	1
KRW175,200	USD151	Standard Chartered Bank	1/15/2020	1
GBP730	EUR864	Goldman Sachs	1/15/2020	(3)
ILS2,600	USD745	Bank of America	1/16/2020	9
GBP900	USD1,185	HSBC Bank	1/16/2020	8
CAD10	USD8	JPMorgan Chase	1/16/2020	— [11]
USD517	MXN9,900	Citibank	1/16/2020	(6)
EUR1,456	NOK14,752	Bank of America	1/16/2020	(45)
EUR700	USD783	Bank of America	1/17/2020	3
EUR410	USD459	Citibank	1/17/2020	2
EUR400	USD448	Standard Chartered Bank	1/17/2020	1
AUD1,450	USD1,000	Citibank	1/21/2020	18
USD55	JPY6,000	UBS AG	1/21/2020	— [11]
GBP370	USD495	Standard Chartered Bank	1/21/2020	(4)
EUR155	USD173	Citibank	1/23/2020	1

American Funds Insurance Series	87

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD250	INR17,800	HSBC Bank	1/23/2020	$1
USD290	MXN5,515	UBS AG	1/23/2020	— [11]
USD235	CNH1,645	JPMorgan Chase	1/23/2020	(1)
EUR1,804	USD2,011	Standard Chartered Bank	1/27/2020	16
USD117	INR8,300	Standard Chartered Bank	1/27/2020	— [11]
USD73	BRL300	JPMorgan Chase	1/27/2020	(1)
CNH4,000	USD565	Standard Chartered Bank	2/10/2020	9
CNH1,550	USD220	Standard Chartered Bank	2/10/2020	3
USD284	CNH2,000	HSBC Bank	2/10/2020	(4)
USD1,456	CNH10,410	Standard Chartered Bank	2/10/2020	(38)
USD510	MXN10,100	JPMorgan Chase	3/4/2020	(19)
USD365	JPY39,400	Bank of New York Mellon	6/15/2020	(1)
USD212	BRL900	JPMorgan Chase	7/1/2020	(10)
				$(99)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024		€4,400	$(11)	$—	$(11)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	161,000	8	—	8
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	2,100	(2)	—	(2)
6-month PLN-WIBOR	1.88%	11/20/2029		2,120	(1)	—	(1)
3-month USD-LIBOR	2.0105%	12/18/2049		$215	4	—	4
						$—	$(2)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $134,619,000, which represented 30.81% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $133,000, which represented .03% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,373,000, which represented 4.20% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2019.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

88	American Funds Insurance Series

Global Balanced Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD = Canadian dollars

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CZK = Czech korunas

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

USD/$ = U.S. dollars

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	89

Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 97.76%	Principal amount (000)	Value (000)
Mortgage-backed obligations 31.88%
Federal agency mortgage-backed obligations 31.62%
Fannie Mae Pool #AJ9355 3.00% 2027[1]	$125	$128
Fannie Mae Pool #MA3827 2.50% 2034[1]	162,370	163,798
Fannie Mae Pool #MA3764 2.50% 2034[1]	70,404	71,022
Fannie Mae Pool #BM5632 3.00% 2047[1]	73,142	74,824
Fannie Mae Pool #CA0858 3.50% 2047[1]	58,233	60,512
Fannie Mae Pool #MA3495 4.00% 2048[1]	74,668	77,777
Fannie Mae Pool #MA3803 3.50% 2049[1]	103,395	106,391
Fannie Mae Pool #MA3775 3.50% 2049[1]	61,937	63,696
Fannie Mae Pool #MA3905 3.00% 2050[1]	270,650	274,433
Fannie Mae 2.50%–9.16% 2023–2058[1,2]	599,696	623,075
Freddie Mac 3.50% 2047[1]	95,958	99,954
Freddie Mac 3.50% 2047[1]	53,152	55,281
Freddie Mac Pool #G08799 3.00% 2048[1]	56,530	57,578
Freddie Mac Pool #SD8010 3.00% 2049[1]	74,000	75,069
Freddie Mac Pool #SD7509 3.00% 2049[1]	60,137	61,702
Freddie Mac Pool #SD8011 3.50% 2049[1]	126,986	130,515
Freddie Mac 0%–5.50% 2021–2049[1]	615,958	639,781
Government National Mortgage Assn. 3.50% 2050[1,3]	77,460	79,824
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[1]	83,163	86,151
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[1]	104,318	109,869
Government National Mortgage Assn. 4.00%–5.00% 2049–2050[1,3]	123,889	129,464
Uniform Mortgage-Backed Security 3.00% 2035[1,3]	275,708	282,323
Uniform Mortgage-Backed Securities 3.00%–4.50% 2035–2050[1,3]	5,537	5,750
Other securities		7,317
		3,336,234

Other 0.26%
Other securities		27,735

Total mortgage-backed obligations		3,363,969

Corporate bonds & notes 29.59%
Financials 6.30%
Intesa Sanpaolo SpA 5.017% 2024[4]	67,843	71,278
Intesa Sanpaolo SpA 3.38%–5.71% 2023–2028[4]	33,400	34,861
Other securities		558,756
		664,895

Health care 5.18%
Teva Pharmaceutical Finance Co. BV 2.80% 2023	86,064	80,004
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046	141,821	122,608
Other securities		343,751
		546,363

Energy 4.46%
Petróleos Mexicanos 6.50%–6.88% 2026–2027	73,343	79,670
Other securities		390,604
		470,274

Utilities 3.58%
Edison International 3.13%–5.75% 2022–2028	11,700	12,239
Southern California Edison Co. 2.85%–6.05% 2021–2048	87,298	95,762
Other securities		269,642
		377,643
Consumer discretionary 3.54%
Other securities		373,697

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Consumer staples 2.33%
Other securities			$246,148

Information technology 1.59%
Broadcom Inc. 4.25% 2026[4]		$41,375	43,995
Broadcom Inc. 4.75% 2029[4]		61,009	66,768
Broadcom Ltd. 3.00%–3.88% 2022–2027		26,822	27,566
Other securities			28,982
			167,311
Industrials 1.18%
Other securities			124,948

Other 1.43%
Other securities			151,141

Total corporate bonds & notes			3,122,420

U.S. Treasury bonds & notes 28.74%
U.S. Treasury 24.36%
U.S. Treasury 1.625% 2022		70,000	70,022
U.S. Treasury 2.50% 2023		57,200	58,775
U.S. Treasury 2.625% 2023		70,000	72,625
U.S. Treasury 2.75% 2023		173,600	179,831
U.S. Treasury 1.50% 2024		75,423	74,802
U.S. Treasury 2.125% 2024		72,100	73,554
U.S. Treasury 2.125% 2024[5]		72,100	73,520
U.S. Treasury 2.25% 2024		65,000	66,521
U.S. Treasury 2.75% 2025		132,000	138,843
U.S. Treasury 2.875% 2025[5]		96,200	102,032
U.S. Treasury 2.875% 2025		72,100	76,361
U.S. Treasury 1.375% 2026		150,000	145,940
U.S. Treasury 1.625% 2026		75,000	74,118
U.S. Treasury 2.25% 2026		146,369	150,433
U.S. Treasury 2.375% 2026		67,586	69,975
U.S. Treasury 2.25% 2027[5]		120,200	123,645
U.S. Treasury 2.25% 2027[5]		72,100	74,148
U.S. Treasury 2.875% 2028		72,100	77,679
U.S. Treasury 1.75% 2029		69,308	68,252
U.S. Treasury 2.25% 2049[5]		364,471	353,646
U.S. Treasury 3.00% 2049[5]		182,915	206,346
U.S. Treasury 1.63%–8.75% 2020–2049[5]		227,943	239,298
			2,570,366

U.S. Treasury inflation-protected securities 4.38%
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]		25,074	25,235
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]		55,368	56,544
U.S. Treasury Inflation-Protected Security 0.375% 2027[5,6]		105,195	107,342
U.S. Treasury Inflation-Protected Security 0.50% 2028[5,6]		130,403	133,824
U.S. Treasury Inflation-Protected Security 1.00% 2049[6]		124,504	138,576
			461,521

Total U.S. Treasury bonds & notes			3,031,887

Bonds & notes of governments & government agencies outside the U.S. 3.03%
Italy (Republic of) 0.95% 2023		€45,000	51,635
Japan, Series 20, 0.10% 2025[6]		¥11,475,000	107,563
United Mexican States, Series M, 5.75% 2026	MXN	527,500	26,459
Other securities			134,251
			319,908

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 2.26%
Other securities		$238,376

Municipals 2.14%
Illinois 1.91%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	$27,639	28,850
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	106,125	114,494
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,831
G.O. Bonds, Series 2013-B, 4.11% 2022	750	762
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,167
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	251
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,504
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,447
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,419
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	3,892	4,034
Other securities		41,384
		202,143
Other 0.23%
Other securities		24,014

Total municipals		226,157

Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026	11,910	12,086

Total bonds, notes & other debt instruments (cost: $9,994,467,000)		10,314,803

Common stocks 0.00%	Shares
Other 0.00%
Other securities		144

Total common stocks (cost: $605,000)		144

Rights & warrants 0.00%
Energy 0.00%
Other securities		3

Total rights & warrants (cost: $18,000)		3

Short-term securities 5.71%
Money market investments 5.71%
Capital Group Central Cash Fund 1.73%[7]	6,024,511	602,451

Total short-term securities (cost: $602,341,000)		602,451
Total investment securities 103.47% (cost: $10,597,431,000)		10,917,401
Other assets less liabilities (3.47)%		(366,241)

Net assets 100.00%		$10,551,160

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $3,541,000, which represented .03% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $87,000, which represented less than .01% of the net assets of the fund.

92	American Funds Insurance Series

Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2019 (000) [9]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	9,081	April 2020	$1,816,200	$1,956,956	$(375)
5 Year Euro-Bobl Futures	Short	1,633	March 2020	€(163,300)	(244,775)	804
5 Year U.S. Treasury Note Futures	Long	11,307	April 2020	$1,130,700	1,341,116	(5,279)
10 Year Euro-Bund Futures	Short	532	March 2020	€(53,200)	(101,739)	972
10 Year U.S. Treasury Note Futures	Short	489	March 2020	$(48,900)	(62,798)	663
10 Year Ultra U.S. Treasury Note Futures	Short	3,335	March 2020	(333,500)	(469,245)	5,934
30 Year Euro-Buxl Futures	Long	272	March 2020	€27,200	60,526	(1,684)
30 Year Ultra U.S. Treasury Bond Futures	Long	924	March 2020	$92,400	167,850	(5,114)
						$(4,079)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR69,777	USD77,714	Citibank	1/6/2020	$584
EUR3,926	USD4,371	Bank of New York Mellon	1/6/2020	35
USD81,563	EUR73,700	Morgan Stanley	1/6/2020	(1,137)
USD38,670	MXN755,000	Barclays Bank PLC	1/7/2020	(1,224)
KRW96,758,000	USD82,788	Citibank	1/9/2020	899
KRW96,758,000	USD82,809	JPMorgan Chase	1/9/2020	878
USD104	MXN2,000	Barclays Bank PLC	1/13/2020	(2)
USD121,292	EUR109,250	HSBC Bank	1/13/2020	(1,355)
USD99,139	JPY10,730,000	Citibank	1/14/2020	306
USD13,351	JPY1,445,000	Goldman Sachs	1/15/2020	41
USD51,458	EUR46,000	Morgan Stanley	1/23/2020	(216)
				$(1,191)

American Funds Insurance Series	93

Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.355%	U.S. EFFR	10/24/2021	$95,600	$(160)	$—	$(160)
1.339%	U.S. EFFR	10/24/2021	173,700	(341)	—	(341)
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(621)	—	(621)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(644)	—	(644)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(710)	—	(710)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,009)	—	(7,009)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,512)	—	(1,512)
3-month USD-LIBOR	1.556%	11/27/2024	$148,600	1,222	—	1,222
3-month USD-LIBOR	1.561%	11/27/2024	148,600	1,187	—	1,187
3-month USD-LIBOR	1.554%	11/27/2024	126,300	1,051	—	1,051
3-month USD-LIBOR	1.5335%	11/29/2024	148,500	1,373	—	1,373
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(228)	—	(228)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(760)	—	(760)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,046	—	1,046
					$—	$(6,106)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,120,890,000, which represented 10.62% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,365,000, which represented .38% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

94	American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 93.61%	Principal amount (000)		Value (000)
Euros 17.85%
Canada 3.50% 2020		€2,500	$2,807
China (People’s Republic of) 0.125% 2026		1,400	1,565
French Republic O.A.T. 0.50% 2029		14,440	16,845
French Republic O.A.T. 0%–2.00% 2029–2048		6,215	7,390
Germany (Federal Republic of) 0% 2029		12,440	14,209
Germany (Federal Republic of) 0.10%–1.25% 2026–2048[1]		9,753	12,574
Greece (Hellenic Republic of) 3.45% 2024		11,275	14,205
Greece (Hellenic Republic of) 3.75% 2028		12,204	16,210
Greece (Hellenic Republic of) 3.875% 2029		24,005	32,521
Greece (Hellenic Republic of) 3.38%–4.20% 2025–2042		14,304	19,355
Israel (State of) 1.50%–1.50% 2027–2029		1,500	1,834
Italy (Republic of) 0.10% 2023[1]		22,007	25,004
Italy (Republic of) 2.80% 2028		32,938	41,841
Italy (Republic of) 3.00% 2029		7,440	9,620
Italy (Republic of) 1.35%–3.85% 2022–2049		10,995	13,803
Portuguese Republic 2.875% 2025		7,625	9,934
Romania 4.625% 2049		12,905	17,913
Romania 2.88%–4.63% 2029–2049		11,085	14,042
Serbia (Republic of) 1.50% 2029		9,729	11,127
Spain (Kingdom of) 1.45% 2027		8,975	10,990
State Grid Europe Development (2014) PLC 1.50% 2022		194	224
State Grid Overseas Investment Ltd. 1.25%–2.13% 2022–2030		1,406	1,646
Other securities			84,217
			379,876

Japanese yen 13.35%
Export-Import Bank of India 0.59% 2022		¥400,000	3,667
Japan, Series 19, 0.10% 2024[1]		2,438,212	22,821
Japan, Series 18, 0.10% 2024[1]		1,966,375	18,378
Japan, Series 346, 0.10% 2027		3,125,000	29,185
Japan, Series 23, 0.10% 2028[1]		2,001,246	18,953
Japan, Series 356, 0.10% 2029		6,560,000	61,085
Japan, Series 24, 0.10% 2029[1]		1,614,981	15,294
Japan, Series 116, 2.20% 2030		1,735,000	19,571
Japan, Series 145, 1.70% 2033		2,210,000	24,705
Japan, Series 42, 1.70% 2044		911,900	11,047
Japan 0.10%–2.30% 2025–2048[1]		4,244,123	42,504
United Mexican States 0.62%–0.70% 2021–2022		700,000	6,468
Other securities			10,438
			284,116

Chinese yuan renminbi 3.25%
China (People’s Republic of), Series 1906, 3.29% 2029	CNY	49,600	7,199
China (People’s Republic of), Series 1910, 3.86% 2049		172,240	25,394
China Development Bank Corp., Series 1905, 3.48% 2029		203,200	28,709
China Development Bank Corp. 4.04%–4.15% 2025–2028		53,900	7,966
			69,268

Malaysian ringgits 1.83%
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR	61,900	15,312
Malaysia (Federation of), Series 0418, 4.893% 2038		61,226	17,060
Malaysia (Federation of) 4.06%–4.92% 2024–2048		24,420	6,472
			38,844

Indian rupees 1.66%
India (Republic of) 6.79%–8.83% 2023–2029	INR	2,171,550	31,489
Other securities			3,807
			35,296

American Funds Insurance Series	95

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2020	BRL	91,700	$22,329
Brazil (Federative Republic of) 0%–10.00% 2020–2025		43,700	11,304
			33,633

South African rand 1.46%
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	168,450	8,383
South Africa (Republic of), Series R-2044, 8.75% 2044		192,925	12,121
South Africa (Republic of), Series R-2048, 8.75% 2048		167,350	10,554
			31,058

Danish kroner 1.45%
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr	134,552	20,876
Nykredit Realkredit AS 1.50%–2.50% 2037–2047[2]		64,600	10,069
			30,945

British pounds 1.37%
United Kingdom 1.50%–4.25% 2023–2047		£17,380	27,482
Other securities			1,731
			29,213

Canadian dollars 1.29%
Canada 2.25% 2025	C$	29,450	23,346
Canada 1.00%–2.75% 2022–2048		4,550	4,093
			27,439

Mexican pesos 1.26%
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	99,000	4,619
United Mexican States, Series M, 7.50% 2027		291,520	16,028
United Mexican States, Series M20, 8.50% 2029		106,000	6,244
			26,891

Norwegian kroner 1.16%
Norway (Kingdom of) 3.75% 2021	NKr	111,851	13,170
Norway (Kingdom of) 2.00% 2023		99,579	11,570
			24,740

Israeli shekels 1.11%
Israel (State of) 2.00% 2027	ILS	42,900	13,547
Israel (State of) 5.50% 2042		20,200	10,041
			23,588

Polish zloty 0.82%
Poland (Republic of), Series 0922, 5.75% 2022	PLN	36,700	10,733
Poland (Republic of) 2.75%–5.75% 2021–2029		24,080	6,804
			17,537

U.S. dollars 41.38%
Electricité de France SA 4.875% 2038[3]		$795	934
Fannie Mae Pool #MA3692 3.50% 2049[2]		21,336	21,926
Fannie Mae Pool #MA3776 4.00% 2049[2]		9,182	9,583
Fannie Mae 2.18%–4.00% 2022–2049[2]		29,820	30,981
Freddie Mac Pool #ZT1545 4.00% 2048[2]		21,875	22,779
Freddie Mac 0%–4.00% 2030–2049[2,4]		23,510	24,327
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		9,195	9,643
Petróleos Mexicanos 6.35% 2048		927	898
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,932
South Africa (Republic of) 5.50% 2020		1,900	1,913
State Grid Overseas Investment Ltd. 3.50% 2027[3]		5,600	5,865
Statoil ASA 3.70%–4.25% 2024–2041		2,950	3,235
U.S. Treasury 1.50% 2024[5]		38,920	38,608
U.S. Treasury 2.75% 2025		10,140	10,683

96	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2028[5]	$19,850	$21,358
U.S. Treasury 1.625% 2029	12,500	12,176
U.S. Treasury 3.00% 2048[5]	8,325	9,378
U.S. Treasury 1.50%–3.00% 2020–2049[5]	54,050	56,040
U.S. Treasury Inflation-Protected Security 0.25% 2029[1,5]	13,782	13,935
U.S. Treasury Inflation-Protected Security 0.875% 2029[1,5]	78,843	83,772
U.S. Treasury Inflation-Protected Security 1.00% 2049[1,5]	29,605	32,951
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2025–2044[1,5]	13,875	15,113
Other securities		448,836
		880,866

Other 2.79%
Other securities		59,257

Total bonds, notes & other debt instruments (cost: $1,932,196,000)		1,992,567

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities		10

Total convertible bonds (cost: $8,000)		10

Convertible stocks 0.04%	Shares
U.S. dollars 0.04%
Other securities		847

Total convertible stocks (cost: $816,000)		847

Common stocks 0.05%
U.S. dollars 0.05%
Other securities		1,142

Total common stocks (cost: $2,504,000)		1,142

Rights & warrants 0.01%
U.S. dollars 0.01%
Other securities		130

Total rights & warrants (cost: $427,000)		130

Short-term securities 5.83%
Money market investments 3.65%
Capital Group Central Cash Fund 1.73%[6]	777,446	77,745

American Funds Insurance Series	97

Global Bond Fund

Short-term securities (continued)	Principal amount (000)		Value (000)
Other short-term securities 2.18%
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$	24,270	$18,446
Greek Treasury Bills (0.03)% due 6/5/2020		€7,275	8,167
Other securities			19,839
			46,452

Total short-term securities (cost: $125,174,000)			124,197
Total investment securities 99.54% (cost: $2,061,125,000)			2,118,893
Other assets less liabilities 0.46%			9,751

Net assets 100.00%			$2,128,644

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $2,425,000, which represented .11% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,927,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $27,000, an aggregate cost of $116,000, and which represented less than .01% of the net assets of the fund) was acquired on 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 12/31/2019 (000) [8]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	410	April 2020	$82,000	$88,355	$(46)
5 Year U.S. Treasury Note Futures	Long	922	April 2020	92,200	109,358	(407)
10 Year Euro-Bund Futures	Short	92	March 2020	€(9,200)	(17,594)	76
10 Year U.S. Treasury Note Futures	Long	165	March 2020	$16,500	21,189	(197)
20 Year U.S. Treasury Bond Futures	Long	37	March 2020	3,700	5,768	(129)
30 Year Euro-Buxl Futures	Long	42	March 2020	€4,200	9,346	(260)
30 Year Ultra U.S. Treasury Bond Futures	Short	28	March 2020	$(2,800)	(5,086)	158
						$(805)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
AUD10,600	USD7,267	Goldman Sachs	1/6/2020	$173
EUR2,575	USD2,859	JPMorgan Chase	1/6/2020	31
EUR2,800	USD3,113	Standard Chartered Bank	1/6/2020	29
THB20	USD1	JPMorgan Chase	1/6/2020	— [9]
USD11,342	ILS39,170	JPMorgan Chase	1/6/2020	(4)
USD3,598	ZAR53,200	Citibank	1/6/2020	(198)
USD10,597	JPY1,149,000	UBS AG	1/7/2020	18
USD592	ZAR8,780	Morgan Stanley	1/7/2020	(35)
JPY1,496,000	USD13,823	JPMorgan Chase	1/7/2020	(48)
USD2,740	MXN54,000	Goldman Sachs	1/7/2020	(113)
USD10,625	EUR9,610	HSBC Bank	1/7/2020	(159)

98	American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD5,087	ZAR74,900	Bank of America	1/7/2020	$(256)
USD5,533	ZAR82,000	JPMorgan Chase	1/7/2020	(317)
EUR6,400	USD7,142	Citibank	1/8/2020	41
CZK165,000	EUR6,461	Goldman Sachs	1/8/2020	28
USD11,470	JPY1,244,630	UBS AG	1/8/2020	10
USD1,516	CNH10,700	HSBC Bank	1/8/2020	(21)
USD7,105	EUR6,400	Goldman Sachs	1/8/2020	(77)
CLP12,189,000	USD15,324	Morgan Stanley	1/9/2020	888
AUD5,850	USD3,994	Citibank	1/9/2020	112
EUR6,815	USD7,578	Morgan Stanley	1/9/2020	71
GBP2,800	USD3,683	Bank of America	1/9/2020	27
USD7,142	EUR6,400	Citibank	1/9/2020	(41)
USD1,225	CLP982,000	Bank of America	1/9/2020	(82)
USD2,071	CLP1,654,653	Citibank	1/9/2020	(130)
USD7,386	BRL31,080	Goldman Sachs	1/9/2020	(338)
USD4,981	CLP4,000,347	Citibank	1/9/2020	(340)
USD6,794	CLP5,552,000	HSBC Bank	1/9/2020	(591)
USD1,522	INR109,575	JPMorgan Chase	1/10/2020	(12)
EUR7,100	USD7,883	HSBC Bank	1/13/2020	88
GBP7,659	USD10,086	Bank of America	1/13/2020	63
USD829	EUR745	Standard Chartered Bank	1/13/2020	(8)
USD4,717	EUR4,249	HSBC Bank	1/13/2020	(53)
EUR9,079	USD10,137	Bank of New York Mellon	1/15/2020	56
KRW10,058,500	USD8,651	Standard Chartered Bank	1/15/2020	50
GBP15,670	EUR18,547	Goldman Sachs	1/15/2020	(59)
CLP10,219,000	USD13,139	Goldman Sachs	1/16/2020	454
GBP18,640	USD24,544	HSBC Bank	1/16/2020	159
ILS12,500	USD3,581	Bank of America	1/16/2020	42
JPY1,900,496	USD17,468	Citibank	1/16/2020	40
CHF1,000	USD1,019	Citibank	1/16/2020	15
CAD880	USD668	JPMorgan Chase	1/16/2020	10
USD818	INR58,300	Standard Chartered Bank	1/16/2020	2
USD7,771	CLP5,841,270	Goldman Sachs	1/16/2020	1
USD9,358	ILS32,500	UBS AG	1/16/2020	(61)
USD7,864	MXN150,700	Citibank	1/16/2020	(87)
EUR21,331	NOK216,090	Bank of America	1/16/2020	(664)
JPY2,842,160	USD26,002	Barclays Bank PLC	1/17/2020	181
EUR7,460	USD8,345	Bank of America	1/17/2020	32
EUR6,190	USD6,925	Citibank	1/17/2020	26
EUR3,200	USD3,582	Standard Chartered Bank	1/17/2020	11
USD20,818	EUR18,600	Morgan Stanley	1/17/2020	(68)
AUD21,200	USD14,619	Citibank	1/21/2020	266
MXN172,760	USD9,081	Standard Chartered Bank	1/21/2020	26
JPY398,400	USD3,649	UBS AG	1/21/2020	22
USD9,099	MXN172,760	UBS AG	1/21/2020	(8)
USD4,856	MYR20,120	HSBC Bank	1/21/2020	(59)
GBP5,460	USD7,302	Standard Chartered Bank	1/21/2020	(65)
EUR23,977	USD26,822	Citibank	1/23/2020	113
JPY1,354,660	USD12,395	Goldman Sachs	1/23/2020	89
USD3,582	INR254,800	HSBC Bank	1/23/2020	20
USD3,158	MXN59,979	UBS AG	1/23/2020	(2)
USD3,400	CNH23,800	JPMorgan Chase	1/23/2020	(18)
USD4,756	CNH33,330	UBS AG	1/23/2020	(30)
USD33,503	EUR29,950	Morgan Stanley	1/23/2020	(141)
USD1,658	COP5,509,000	Citibank	1/24/2020	(16)
USD7,324	AUD10,670	Citibank	1/24/2020	(169)
EUR25,135	USD28,021	Standard Chartered Bank	1/27/2020	221

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD4,205	INR299,650	Standard Chartered Bank	1/27/2020	$19
USD514	BRL2,100	JPMorgan Chase	1/27/2020	(7)
USD5,822	EUR5,220	JPMorgan Chase	1/27/2020	(44)
EUR5,010	USD5,594	Standard Chartered Bank	1/30/2020	36
CNH60,800	USD8,591	Standard Chartered Bank	2/10/2020	135
CNH18,800	USD2,668	Standard Chartered Bank	2/10/2020	30
USD3,927	CNH27,700	HSBC Bank	2/10/2020	(48)
USD19,976	CNH142,790	Standard Chartered Bank	2/10/2020	(517)
USD7,131	MXN141,260	JPMorgan Chase	3/4/2020	(269)
EUR27,760	USD31,090	HSBC Bank	3/17/2020	200
USD4,553	EUR3,940	Bank of America	3/26/2020	109
EUR2,580	USD2,888	HSBC Bank	3/26/2020	22
USD393	EUR340	JPMorgan Chase	3/26/2020	10
USD2,937	BRL12,100	JPMorgan Chase	4/1/2020	(59)
USD21,630	BRL91,700	Citibank	7/1/2020	(972)
				$(2,210)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024		€64,700	$(156)	$—	$(156)
(0.356)%	6-month EURIBOR	8/9/2024		60,000	(511)	—	(511)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	2,335,000	106	—	106
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	30,800	(26)	—	(26)
6-month PLN-WIBOR	1.88%	11/20/2029		30,710	(11)	—	(11)
3-month USD-LIBOR	2.0105%	12/18/2049		$3,125	59	—	59
						$—	$(539)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/		Expiration	Notional	Value at 12/31/2019	Upfront receipts	Unrealized appreciation at 12/31/2019
Payment frequency	Pay	date	(000)	(000)	(000)	(000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$130,250	$3,377	$2,646	$731

100	American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $185,840,000, which represented 8.73% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,498,000, which represented .45% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2019.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	101

High-Income Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 92.80%	Principal amount (000)	Value (000)
Corporate bonds & notes 92.80%
Communication services 16.19%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,419
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,817
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2030[1]	10,165	10,491
CenturyLink, Inc. 6.75% 2023	7,100	7,940
CenturyLink, Inc. 5.13%–7.50% 2022–2026[1]	3,875	4,037
Embarq Corp. 7.995% 2036	1,275	1,351
Frontier Communications Corp. 11.00% 2025	16,070	7,834
Frontier Communications Corp. 8.00%–10.50% 2020–2027[1]	12,790	9,411
Gogo Inc. 9.875% 2024[1]	14,750	15,610
Intelsat Jackson Holding Co. 8.50% 2024[1]	6,100	5,569
Level 3 Communications, Inc. 3.875% 2029[1]	1,450	1,464
MDC Partners Inc. 6.50% 2024[1]	9,510	8,630
Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,087
Sprint Corp. 6.875% 2028	5,395	5,823
Sprint Corp. 7.13%–11.50% 2021–2032	10,350	11,813
Univision Communications Inc. 5.125% 2023[1]	6,200	6,200
Other securities		95,517
		205,013

Health care 15.42%
Bausch Health Cos. Inc. 5.00%–7.00% 2028–2030[1]	6,955	7,296
Centene Corp. 4.625% 2029[1]	6,985	7,374
Centene Corp. 4.25%–6.13% 2022–2027[1]	15,605	16,182
Endo International PLC 5.75%–6.00% 2022–2025[1,2]	15,759	11,863
Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	6,781
Mallinckrodt PLC 4.875% 2020[1]	11,135	8,610
Molina Healthcare, Inc. 5.375% 2022	10,235	10,898
Molina Healthcare, Inc. 4.875% 2025[1]	1,744	1,797
Par Pharmaceutical Cos. Inc. 7.50% 2027[1]	5,755	5,741
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)[3,4,5,6,7]	5,665	5,721
Tenet Healthcare Corp. 4.875% 2026[1]	9,600	10,067
Tenet Healthcare Corp. 4.63%–8.13% 2022–2027[1]	8,717	9,359
Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,891	6,406
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	8,307
Teva Pharmaceutical Finance Co. BV 2.20%–7.13% 2021–2028[1]	8,526	8,079
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,430	12,869
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	4,670	5,373
Valeant Pharmaceuticals International, Inc. 5.88%–9.00% 2023–2027[1]	6,235	6,642
Other securities		45,896
		195,261

Materials 12.07%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,375	5,505
Cleveland-Cliffs Inc. 5.75% 2025	6,831	6,758
Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	7,969
First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	8,455
First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	11,373
First Quantum Minerals Ltd. 6.875% 2026[1]	5,075	5,148
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2024[1]	5,665	5,696
LSB Industries, Inc. 9.625% 2023[1]	5,010	5,159
Ryerson Inc. 11.00% 2022[1]	5,191	5,489
Venator Materials Corp. 5.75% 2025[1]	6,535	6,045
Other securities		85,249
		152,846

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Energy 10.52%
CONSOL Energy Inc. 5.875% 2022	$7,366	$7,390
Weatherford International PLC 11.00% 2024[1]	6,660	7,218
Other securities		118,661
		133,269

Consumer discretionary 9.69%
PetSmart, Inc. 7.125% 2023[1]	10,565	10,380
PetSmart, Inc. 5.875% 2025[1]	8,093	8,265
PetSmart, Inc. 8.875% 2025[1]	9,205	9,113
Scientific Games Corp. 8.25% 2026[1]	5,130	5,665
Staples, Inc. 7.50% 2026[1]	8,100	8,419
Other securities		80,879
		122,721

Industrials 8.71%
Builders FirstSource, Inc. 5.625% 2024[1]	5,958	6,209
Dun & Bradstreet Corp. 10.25% 2027[1]	5,303	6,108
FXI Holdings, Inc. 12.25% 2026[1]	5,155	5,377
LSC Communications, Inc. 8.75% 2023[1]	9,510	5,163
Other securities		87,400
		110,257

Information technology 6.29%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[5,7]	5,370	5,263
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	7,370	7,984
Infor (US), Inc. 6.50% 2022	5,400	5,491
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 2024[5,7]	8,645	8,883
Unisys Corp. 10.75% 2022[1]	6,600	7,113
Other securities		44,854
		79,588

Financials 5.68%
Compass Diversified Holdings 8.00% 2026[1]	5,260	5,709
FS Energy and Power Fund 7.50% 2023[1]	7,115	7,308
Other securities		58,955
		71,972

Utilities 2.96%
Talen Energy Corp. 10.50% 2026[1]	5,425	5,173
Other securities		32,249
		37,422

Real estate 2.64%
Howard Hughes Corp. 5.375% 2025[1]	6,070	6,343
Other securities		27,139
		33,482

Consumer staples 2.63%
Other securities		33,285

Total corporate bonds & notes		1,175,116

Municipals 0.00%
Other securities		5

Total bonds, notes & other debt instruments (cost: $1,171,836,000)		1,175,121

American Funds Insurance Series	103

High-Income Bond Fund

Convertible bonds 0.37%	Principal amount (000)	Value (000)
Communication services 0.22%
Gogo Inc., convertible notes, 6.00% 2022	$797	$1,001
Other securities		1,784
		2,785

Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,310

Materials 0.05%
Cleveland-Cliffs Inc., convertible notes, 1.50% 2025	500	599

Total convertible bonds (cost: $4,531,000)		4,694

Convertible stocks 0.63%	Shares
Other 0.63%
Other securities		8,057

Total convertible stocks (cost: $7,673,000)		8,057

Preferred securities 0.17%
Consumer discretionary 0.17%
Other securities		2,187

Total preferred securities (cost: $1,656,000)		2,187

Common stocks 1.11%
Communication services 0.03%
Frontier Communications Corp.[8]	13,333	12
Other securities		384
		396

Other 1.08%
Other securities		13,639

Total common stocks (cost: $19,328,000)		14,035

Rights & warrants 0.06%
Energy 0.06%
Other securities		711

Total rights & warrants (cost: $2,287,000)		711

Short-term securities 3.09%
Money market investments 3.09%
Capital Group Central Cash Fund 1.73%[9]	391,124	39,112

Total short-term securities (cost: $38,979,000)		39,112
Total investment securities 98.23% (cost: $1,246,290,000)		1,243,917
Other assets less liabilities 1.77%		22,376

Net assets 100.00%		$1,266,293

104	American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $5,152,000, an aggregate cost of $5,650,000, and which represented .41% of the net assets of the fund) were acquired from 9/26/2013 to 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[10]	Value at 12/31/2019 (000)	[11]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	295	April 2020	$59,000		$63,572		$(33)
10 Year Ultra U.S. Treasury Note Futures	Short	113	March 2020	(11,300)		(15,899)		192
								$159

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$41,200	$(1,068)	$(970)	$(98)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	53,680	(5,171)	(3,691)	(1,480)
					$(4,661)	$(1,578)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $792,983,000, which represented 62.62% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $23,174,000, which represented 1.83% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $64,996,000, which represented 5.13% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Security did not produce income during the last 12 months.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	105

Mortgage Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 81.04%	Principal amount (000)	Value (000)
Mortgage-backed obligations 63.38%
Federal agency mortgage-backed obligations 59.31%
Fannie Mae Pool #AL3803 3.00% 2028[1]	$13	$13
Fannie Mae Pool #BJ9590 3.00% 2034[1]	1,855	1,901
Fannie Mae Pool #BM4488 3.435% 2048[1,2]	1,690	1,730
Fannie Mae Pool #MA3692 3.50% 2049[1]	3,160	3,247
Fannie Mae Pool #CA4566 3.50% 2049[1]	2,992	3,077
Fannie Mae Pool #FM0020 3.50% 2049[1]	1,296	1,336
Fannie Mae 3.00%–5.00% 2026–2049[1,2]	3,840	3,958
Freddie Mac 4.00% 2036[1]	4,219	4,497
Freddie Mac Pool #SB8002 3.00% 2034[1]	1,750	1,794
Freddie Mac Pool #SB8027 3.00% 2035[1]	1,278	1,313
Freddie Mac Pool #760014 3.486% 2045[1,2]	1,595	1,627
Freddie Mac Pool #SD8005 3.50% 2049[1]	4,462	4,585
Freddie Mac Pool #SD8001 3.50% 2049[1]	3,325	3,417
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,908
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,301
Freddie Mac 2.60%–5.00% 2020–2049[1,2]	5,214	5,423
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,3]	1,490	1,515
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,437	1,464
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,3]	10,713	11,041
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	9,853	10,390
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	6,803	7,063
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	3,737	3,808
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,962	10,100
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	6,847	7,090
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,873	1,934
Government National Mortgage Assn. 5.50% 2040[1]	1,469	1,640
Government National Mortgage Assn. 3.50% 2043[1]	1,887	1,973
Government National Mortgage Assn. 3.50% 2043[1]	1,535	1,605
Government National Mortgage Assn. 3.50% 2043[1]	1,214	1,275
Government National Mortgage Assn. 4.25% 2044[1]	1,574	1,682
Government National Mortgage Assn. 4.50% 2049[1]	16,600	17,345
Government National Mortgage Assn. 4.00% 2050[1,4]	4,760	4,927
Government National Mortgage Assn. 4.50% 2050[1,4]	2,639	2,759
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	1,727	1,804
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	16,007	16,733
Uniform Mortgage-Backed Security 3.00% 2035[1,4]	15,493	15,864
Uniform Mortgage-Backed Security 3.00% 2035[1,4]	17	17
Uniform Mortgage-Backed Security 4.50% 2050[1,4]	3,000	3,159
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,774	3,806
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	292	298
Other securities		1,252
		174,671

Collateralized mortgage-backed obligations (privately originated) 4.07%
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 2049[1,5,6]	1,271	1,270
Other securities		10,709
		11,979

Total mortgage-backed obligations		186,650

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 9.65%
U.S. Treasury 4.86%
U.S. Treasury 2.00% 2022	$2,400	$2,425
U.S. Treasury 1.75% 2023	3,500	3,513
U.S. Treasury 2.875% 2023	4,350	4,547
U.S. Treasury 2.50% 2024	2,500	2,588
U.S. Treasury 2.13%–2.75% 2022–2023	1,224	1,247
		14,320

U.S. Treasury inflation-protected securities 4.79%
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	6,216	6,315
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	129	170
U.S. Treasury Inflation-Protected Security 0.75% 2042[7,8]	7,328	7,629
		14,114

Total U.S. Treasury bonds & notes		28,434

Federal agency bonds & notes 6.42%
Fannie Mae 2.00% 2022	5,800	5,849
Federal Home Loan Bank 1.375% 2021	3,000	2,992
Federal Home Loan Bank 1.875% 2021	10,000	10,055
		18,896

Asset-backed obligations 1.59%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,6]	1,823	1,825
Other securities		2,856
		4,681

Total bonds, notes & other debt instruments (cost: $234,202,000)		238,661

Short-term securities 13.90%
Federal agency discount notes 13.05%
Fannie Mae 1.50%–1.55% due 1/22/2020–1/23/2020	12,500	12,489
Federal Farm Credit Banks 1.57% due 1/30/2020	8,000	7,990
Federal Home Loan Bank 1.55%–1.59% due 1/3/2020–2/18/2020	13,000	12,988
Freddie Mac 1.64% due 3/18/2020	5,000	4,984
		38,451

Commercial paper 0.85%
Starbird Funding Corp. 1.58% due 1/2/2020[6]	2,500	2,500

Total short-term securities (cost: $40,948,000)		40,951
Total investment securities 94.94% (cost: $275,150,000)		279,612
Other assets less liabilities 5.06%		14,898

Net assets 100.00%		$294,510

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	107

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2019 (000)	[10]	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	425	April 2020	$85,000		$91,588		$(49)
5 Year U.S. Treasury Note Futures	Long	427	April 2020	42,700		50,646		(176)
10 Year Ultra U.S. Treasury Note Futures	Long	126	March 2020	12,600		17,729		(213)
10 Year U.S. Treasury Note Futures	Long	79	March 2020	7,900		10,145		(95)
20 Year U.S. Treasury Bond Futures	Long	56	March 2020	5,600		8,731		(186)
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2020	500		908		(27)
								$(746)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$102,700	$ — [11]	$—	$— [11]
1.5365%	U.S. EFFR	1/29/2020	81,500	(1)	—	(1)
1.535%	U.S. EFFR	1/29/2020	85,500	(1)	—	(1)
1.531%	U.S. EFFR	3/18/2020	95,000	(4)	—	(4)
1.515%	U.S. EFFR	3/18/2020	86,100	(6)	—	(6)
1.5155%	U.S. EFFR	3/18/2020	182,000	(12)	—	(12)
1.5135%	U.S. EFFR	3/18/2020	181,900	(13)	—	(13)
3-month USD-LIBOR	2.806%	8/29/2020	300	(2)	—	(2)
1.4555%	U.S. EFFR	12/10/2020	16,900	(10)	—	(10)
1.454%	U.S. EFFR	12/10/2020	20,100	(12)	—	(12)
1.487%	U.S. EFFR	12/16/2020	18,375	(5)	—	(5)
1.491%	U.S. EFFR	12/16/2020	18,625	(5)	—	(5)
1.34%	U.S. EFFR	10/18/2021	21,000	(42)	—	(42)
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	171	—	171
1.3615%	U.S. EFFR	11/1/2021	29,500	(45)	—	(45)
1.281%	U.S. EFFR	11/4/2021	29,500	(88)	—	(88)
U.S. EFFR	1.335%	11/26/2021	30,000	61	—	61
2.012%	3-month USD-LIBOR	10/4/2022	9,000	82	—	82
2.00%	3-month USD-LIBOR	10/5/2022	41,500	364	—	364
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(640)	—	(640)
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(262)	—	(262)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(606)	—	(606)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(313)	—	(313)
3-month USD-LIBOR	2.05%	7/18/2029	6,000	(92)	—	(92)
U.S. EFFR	1.485%	10/23/2029	2,100	32	—	32
U.S. EFFR	1.4869%	10/23/2029	1,900	29	—	29
U.S. EFFR	1.453%	10/24/2029	2,500	45	—	45
U.S. EFFR	1.4741%	10/24/2029	2,500	41	—	41
U.S. EFFR	1.4495%	10/24/2029	1,800	33	—	33
U.S. EFFR	1.446%	10/24/2029	200	4	—	4
1.419%	U.S. EFFR	11/26/2029	6,000	(130)	—	(130)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(222)	—	(222)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(457)	—	(457)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(682)	—	(682)
U.S. EFFR	2.155%	11/10/2047	1,280	(86)	—	(86)
U.S. EFFR	2.5635%	2/12/2048	4,528	(714)	—	(714)
2.98%	3-month USD-LIBOR	3/15/2048	300	59	—	59

108	American Funds Insurance Series

Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2.9625%	3-month USD-LIBOR	3/15/2048	$ 300	$ 57	$—	$57
2.917%	3-month USD-LIBOR	3/16/2048	600	109	—	109
3-month USD-LIBOR	1.934%	12/12/2049	2,200	80	—	80
3-month USD-LIBOR	1.935%	12/17/2049	2,480	90	—	90
3-month USD-LIBOR	2.007%	12/19/2049	900	18	—	18
3-month USD-LIBOR	2.045%	12/27/2049	2,200	24	—	24
					$—	$(2,832)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Step bond; coupon rate may change at a later date.
[4]	Purchased on a TBA basis.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,270,000, which represented .43% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,782,000, which represented 6.04% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,195,000, which represented 1.42% of the net assets of the fund.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	109

Ultra-Short Bond Fund

Investment portfolio December 31, 2019

Short-term securities 99.86%	Principal amount (000)	Value (000)
Commercial paper 71.65%
Alberta (Province of) 1.78% due 1/8/2020[1]	$9,000	$8,997
American Honda Finance Corp. 1.84% due 1/6/2020	11,000	10,997
BMW U.S. Capital LLC 1.61% due 1/8/2020[1]	7,000	6,997
Chariot Funding, LLC 2.00% due 1/7/2020[1]	9,300	9,297
CHARTA, LLC 1.78% due 1/16/2020[1]	10,000	9,992
Eli Lilly and Co. 1.66% due 1/6/2020[1]	10,000	9,997
ExxonMobil Corp. 1.65% due 2/18/2020	10,000	9,977
Henkel of America, Inc. 1.75% due 2/4/2020[1]	7,000	6,989
LVMH Moët Hennessy Louis Vuitton Inc. 1.70% due 2/13/2020[1]	10,000	9,980
National Rural Utilities Cooperative Finance Corp. 1.72% due 1/13/2020	8,100	8,095
Nederlandse Waterschapsbank N.V. 1.84% due 3/18/2020[1]	10,000	9,961
New York Life Capital Corp. 1.60% due 2/12/2020[1]	10,000	9,980
NRW.BANK 1.90% due 1/21/2020[1]	9,000	8,991
OMERS Finance Trust 1.87% due 1/22/2020[1]	10,000	9,990
Oversea-Chinese Banking Corp. Ltd. 1.87% due 1/24/2020[1]	10,800	10,787
Pfizer Inc. 2.04% due 1/23/2020[1]	11,700	11,688
Simon Property Group, LP 1.70% due 1/13/2020[1]	8,100	8,095
ST Engineering North America, Inc. 1.87% due 1/21/2020[1]	2,000	1,998
Starbird Funding Corp. 1.58% due 1/2/2020[1]	6,000	6,000
United Overseas Bank Ltd. 1.83% due 2/25/2020[1]	10,000	9,974
United Parcel Service Inc. 1.62% due 1/13/2020[1]	10,200	10,195
Victory Receivables Corp. 1.82% due 2/3/2020[1]	10,000	9,983
Walt Disney Co. 1.69% due 2/26/2020[1]	5,000	4,986
		203,946

Federal agency discount notes 14.73%
Fannie Mae 1.53% due 1/10/2020	10,000	9,996
Federal Farm Credit Banks 1.55% due 3/4/2020	7,000	6,981
Federal Home Loan Bank 1.57% due 1/31/2020	15,000	14,982
Freddie Mac 1.55% due 3/10/2020	10,000	9,971
		41,930

Bonds & notes of governments & government agencies outside the U.S. 9.97%
CPPIB Capital Inc. 1.82% due 1/24/2020	10,000	9,989
Ontario (Province of) 1.74% due 2/3/2020	7,400	7,389
Québec (Province of) 1.85% due 1/16/2020[1]	11,000	10,992
		28,370

U.S. Treasury bonds & notes 3.51%
U.S. Treasury Bill 1.50% due 2/11/2020	10,000	9,983

Total short-term securities (cost: $284,222,000)		284,229
Total investment securities 99.86% (cost: $284,222,000)		284,229
Other assets less liabilities 0.14%		401

Net assets 100.00%		$284,630

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,869,000, which represented 65.30% of the net assets of the fund.

See notes to financial statements.

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 96.81%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 51.15%
U.S. Treasury 43.49%
U.S. Treasury 1.75% 2021[1]	$33,540	$33,641
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 1.826% 2021[2]	51,589	51,671
U.S. Treasury 2.00% 2021	46,300	46,669
U.S. Treasury 2.125% 2021	23,450	23,661
U.S. Treasury 2.25% 2021	23,580	23,820
U.S. Treasury 1.75% 2022	174,300	174,930
U.S. Treasury 1.875% 2022	63,000	63,391
U.S. Treasury 1.875% 2022	25,000	25,170
U.S. Treasury 1.875% 2022	23,000	23,167
U.S. Treasury 2.00% 2022	69,500	70,238
U.S. Treasury 2.125% 2023[1]	57,739	58,782
U.S. Treasury 2.875% 2023	43,000	44,952
U.S. Treasury 2.875% 2023	22,500	23,538
U.S. Treasury 1.50% 2024	47,000	46,623
U.S. Treasury 2.00% 2024	30,050	30,469
U.S. Treasury 2.125% 2024[1]	31,975	32,620
U.S. Treasury 2.50% 2024	44,000	45,540
U.S. Treasury 2.75% 2025	38,000	39,970
U.S. Treasury 1.625% 2026	77,000	76,037
U.S. Treasury 1.875% 2026	86,000	86,393
U.S. Treasury 1.75% 2029	35,000	34,467
U.S. Treasury 2.25% 2049[1]	25,700	24,937
U.S. Treasury 2.875% 2049[1]	26,000	28,663
U.S. Treasury 1.50%–2.88% 2021–2049[1]	148,885	150,278
		1,259,627

U.S. Treasury inflation-protected securities 7.66%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	36,777	37,362
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	72,013	72,476
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	24,054	24,283
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,3]	22,423	23,344
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2049[3]	61,709	64,292
		221,757

Total U.S. Treasury bonds & notes		1,481,384

Mortgage-backed obligations 27.67%
Federal agency mortgage-backed obligations 27.67%
Fannie Mae Pool #BH2597 4.00% 2047[4]	25,092	26,390
Fannie Mae Pool #MA3775 3.50% 2049[4]	44,907	46,182
Fannie Mae 0%–9.16% 2022–2049[2,4]	75,935	79,030
Freddie Mac Pool #SD8001 3.50% 2049[4]	90,895	93,422
Freddie Mac Pool #SD8005 3.50% 2049[4]	34,320	35,264
Freddie Mac 0%–5.50% 2020–2049[2,4]	79,149	81,942
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	37,774	39,835
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	39,374	40,773
Government National Mortgage Assn. 3.50% 2050[4,5]	40,000	41,221
Government National Mortgage Assn. 4.00% 2050[4,5]	30,870	31,952
Government National Mortgage Assn. 2.26%–6.64% 2034–2065[2,4,5]	81,733	85,971
Uniform Mortgage-Backed Security 3.00% 2035[4,5]	76,804	78,695
Uniform Mortgage-Backed Security 3.00% 2035[4,5]	28,225	28,903
Uniform Mortgage-Backed Security 4.50% 2050[4,5]	16	17
Other securities		91,827
		801,424

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 17.99%
Fannie Mae 2.75% 2021	$26,500	$26,938
Fannie Mae 2.875% 2023	36,000	37,533
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,673
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,747
Freddie Mac 2.375% 2021	40,000	40,340
Private Export Funding Corp. 3.266% 2021[6]	34,000	34,994
Private Export Funding Corp. 2.25%–3.55% 2020–2024	11,340	11,768
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,756
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,251
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,749
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,693
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,884
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,794
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,010	3,549
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,990
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,397
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,567
Other securities		5,422
		521,045

Total bonds, notes & other debt instruments (cost: $2,765,266,000)		2,803,853

Short-term securities 8.05%
Commercial paper 7.88%
Bank of New York Co., Inc. 1.60% due 1/2/2020	26,700	26,698
Exxon Mobil Corp. 1.62% due 2/3/2020	50,000	49,923
Pfizer Inc. 1.67% due 1/16/2020[6]	64,800	64,755
Starbird Funding Corp. 1.58% due 1/2/2020[6]	28,100	28,098
Toronto-Dominion Bank 1.70% due 1/7/2020[6]	50,000	49,983
Other securities		8,695
		228,152

Federal agency discount notes 0.17%
Other securities		4,994

Total short-term securities (cost: $233,152,000)		233,146
Total investment securities 104.86% (cost: $2,998,418,000)		3,036,999
Other assets less liabilities (4.86)%		(140,665)

Net assets 100.00%		$2,896,334

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 12/31/2019 (000)	[8]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	451	January 2020	$187,932		$185,014		$(118)
90 Day Euro Dollar Futures	Long	565	March 2020	141,250		138,799		543
2 Year U.S. Treasury Note Futures	Long	4,270	April 2020	854,000		920,185		90
5 Year U.S. Treasury Note Futures	Long	6,935	April 2020	693,500		822,556		(3,396)
10 Year U.S. Treasury Note Futures	Long	1,481	March 2020	148,100		190,193		(1,498)
10 Year Ultra U.S. Treasury Note Futures	Short	32	March 2020	(3,200)			(4,502)	54
20 Year U.S. Treasury Bond Futures	Long	219	March 2020	21,900		34,144		(596)
30 Year Ultra U.S. Treasury Bond Futures	Long	569	March 2020	56,900		103,362		(3,027)
								$(7,948)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$1,624,100	$ 1	$—	$1
1.5365%	U.S. EFFR	1/29/2020	1,288,300	(16)	—	(16)
1.535%	U.S. EFFR	1/29/2020	1,351,500	(18)	—	(18)
1.531%	U.S. EFFR	3/18/2020	741,200	(33)	—	(33)
1.515%	U.S. EFFR	3/18/2020	671,100	(45)	—	(45)
1.5155%	U.S. EFFR	3/18/2020	1,419,000	(93)	—	(93)
1.5135%	U.S. EFFR	3/18/2020	1,418,700	(97)	—	(97)
1.5435%	U.S. EFFR	4/29/2020	770,000	(9)	—	(9)
1.535%	U.S. EFFR	4/29/2020	1,187,700	(25)	—	(25)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(223)	—	(223)
1.4555%	U.S. EFFR	12/10/2020	129,200	(77)	—	(77)
1.454%	U.S. EFFR	12/10/2020	152,800	(94)	—	(94)
1.4995%	U.S. EFFR	12/20/2020	283,000	(43)	—	(43)
2.197%	U.S. EFFR	4/15/2021	174,000	1,418	—	1,418
1.605%	U.S. EFFR	6/20/2021	116,816	124	—	124
1.6325%	U.S. EFFR	7/18/2021	243,000	453	—	453
1.34%	U.S. EFFR	10/18/2021	50,000	(99)	—	(99)
1.355%	U.S. EFFR	10/24/2021	34,100	(57)	—	(57)
1.339%	U.S. EFFR	10/24/2021	62,000	(122)	—	(122)
1.3065%	U.S. EFFR	10/25/2021	83,800	(213)	—	(213)
1.39%	U.S. EFFR	10/31/2021	116,000	(116)	—	(116)
1.3615%	U.S. EFFR	11/1/2021	252,400	(383)	—	(383)
1.281%	U.S. EFFR	11/4/2021	252,700	(756)	—	(756)
1.411%	U.S. EFFR	11/7/2021	56,875	(35)	—	(35)
1.3925%	U.S. EFFR	11/7/2021	56,875	(54)	—	(54)
U.S. EFFR	1.335%	11/26/2021	222,000	451	—	451
1.433%	U.S. EFFR	12/16/2021	137,600	(21)	—	(21)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(612)	—	(612)
2.197%	U.S. EFFR	4/18/2022	47,400	768	—	768
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(111)	—	(111)
1.8475%	3-month USD-LIBOR	7/11/2022	34,900	150	—	150
2.5775%	U.S. EFFR	7/16/2022	181,639	2,107	—	2,107
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(139)	—	(139)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,379	—	6,379
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,107	—	6,107
2.009%	3-month USD-LIBOR	10/4/2022	50,000	450	—	450

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
3-month USD-LIBOR	2.0815%	2/10/2024	$ 28,700	$ (441)	$—	$(441)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,627	—	1,627
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,010)	—	(1,010)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,272)	—	(1,272)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(647)	—	(647)
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(84)	—	(84)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,426)	—	(1,426)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	723	—	723
2.908%	3-month USD-LIBOR	2/1/2028	16,000	721	—	721
2.925%	3-month USD-LIBOR	2/1/2028	12,800	587	—	587
2.92%	3-month USD-LIBOR	2/2/2028	12,200	556	—	556
U.S. EFFR	2.5065%	3/22/2028	8,700	(610)	—	(610)
U.S. EFFR	2.535%	3/23/2028	6,700	(484)	—	(484)
U.S. EFFR	2.471%	3/27/2028	8,100	(546)	—	(546)
U.S. EFFR	2.4575%	3/29/2028	9,638	(639)	—	(639)
U.S. EFFR	2.424%	3/30/2028	8,160	(520)	—	(520)
U.S. EFFR	2.412%	4/5/2028	3,702	(233)	—	(233)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(418)	—	(418)
3-month USD-LIBOR	2.05%	7/18/2029	41,000	(629)	—	(629)
3-month USD-LIBOR	1.995%	7/19/2029	25,400	(266)	—	(266)
U.S. EFFR	1.485%	10/23/2029	16,000	244	—	244
U.S. EFFR	1.4869%	10/23/2029	14,600	220	—	220
U.S. EFFR	1.453%	10/24/2029	18,500	336	—	336
U.S. EFFR	1.4741%	10/24/2029	18,500	300	—	300
U.S. EFFR	1.4495%	10/24/2029	13,600	251	—	251
U.S. EFFR	1.446%	10/24/2029	1,800	34	—	34
1.419%	U.S. EFFR	11/26/2029	47,000	(1,021)	—	(1,021)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,923)	—	(5,923)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(6,114)	—	(6,114)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(449)	—	(449)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(545)	—	(545)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(546)	—	(546)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(426)	—	(426)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,481)	—	(2,481)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,559)	—	(3,559)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,659)	—	(3,659)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,489)	—	(1,489)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(164)	—	(164)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(925)	—	(925)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(398)	—	(398)
U.S. EFFR	2.155%	11/10/2047	8,640	(580)	—	(580)
U.S. EFFR	2.5635%	2/12/2048	33,204	(5,234)	—	(5,234)
3-month USD-LIBOR	1.934%	12/12/2049	19,300	704	—	704
3-month USD-LIBOR	1.935%	12/17/2049	17,280	627	—	627
3-month USD-LIBOR	2.007%	12/19/2049	21,500	423	—	423
3-month USD-LIBOR	2.045%	12/27/2049	15,100	166	—	166
					$—	$(20,302)

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $46,115,000, which represented 1.59% of the net assets of the fund.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,830,000, which represented 6.14% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	115

Managed Risk Growth Fund

Investment portfolio December 31, 2019

Growth funds 81.52%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,413,020	$358,426

Total growth funds (cost: $314,327,000)		358,426

Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,970,036	66,685

Total fixed income funds (cost: $64,788,000)		66,685

Short-term securities 3.38%
Government Cash Management Fund 1.51%[1]	14,836,148	14,836

Total short-term securities (cost: $14,836,000)		14,836
Total investment securities 100.07% (cost: $393,951,000)		439,947
Other assets less liabilities (0.07)%		(297)

Net assets 100.00%		$439,650

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	142	March 2020	$14,200		$16,843		$(61)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 81.52%
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	841,360	391,840	4,413,020	$3,636	$45,980	$3,243	$358,426
Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	1,716,104	856,923	5,970,036	(16)	3,708	1,763	66,685
Total 96.69%					$3,620	$49,688	$5,006	$425,111

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2019

Growth funds 80.75%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,417,163	$133,862

Total growth funds (cost: $119,729,000)		133,862

Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,190,172	24,465

Total fixed income funds (cost: $23,789,000)		24,465

Short-term securities 4.55%
Government Cash Management Fund 1.51%[1]	7,541,294	7,541

Total short-term securities (cost: $7,541,000)		7,541
Total investment securities 100.06% (cost: $151,059,000)		165,868
Other assets less liabilities (0.06)%		(99)

Net assets 100.00%		$165,769

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2020	$7,200		$8,540		$(30)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 80.75%
American Funds Insurance Series – International Fund, Class 1	6,802,836	422,276	807,949	6,417,163	$553	$20,856	$2,158	$133,862
Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	382,186	354,922	2,190,172	64	1,507	667	24,465
Total 95.51%					$617	$22,363	$2,825	$158,327

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	117

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.97%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,089,727	$299,536

Total growth-and-income funds (cost: $295,807,000)		299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,337,434	53,524

Total fixed income funds (cost: $52,792,000)		53,524

Short-term securities 3.45%
Government Cash Management Fund 1.51%[1]	12,608,727	12,609

Total short-term securities (cost: $12,609,000)		12,609
Total investment securities 100.06% (cost: $361,208,000)		365,669
Other assets less liabilities (0.06)%		(234)

Net assets 100.00%		$365,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	121	March 2020	$12,100		$14,352		$(52)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.97%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	2,725,657	2,537,908	22,089,727	$139	$27,211	$6,403	$299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	702,066	849,020	4,337,434	30	1,747	1,181	53,524

Total 96.61%					$169	$28,958	$7,584	$353,060

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

118	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.15%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,320,774	$1,841,827

Total growth-and-income funds (cost: $1,679,355,000)		1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	30,186,789	337,186

Total fixed income funds (cost: $317,192,000)		337,186

Short-term securities 3.81%
Government Cash Management Fund 1.51%[1]	86,525,815	86,526

Total short-term securities (cost: $86,526,000)		86,526

Options purchased 0.19%
Options purchased*		4,322

Total options purchased (cost: $14,443,000)		4,322
Total investment securities 100.01% (cost: $2,097,516,000)		2,269,861
Other assets less liabilities (0.01)%		(137)

Net assets 100.00%		$2,269,724

* Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2019 (000)
S&P 500 Index	110	$355	$2,050.00	3/20/2020	$8
S&P 500 Index	2,720	8,788	2,100.00	3/20/2020	231
S&P 500 Index	1,200	3,877	2,150.00	3/20/2020	144
S&P 500 Index	50	162	2,175.00	3/20/2020	5
S&P 500 Index	715	2,310	2,200.00	3/20/2020	82
S&P 500 Index	135	436	2,225.00	3/20/2020	17
S&P 500 Index	170	549	2,250.00	3/20/2020	25
S&P 500 Index	95	307	2,225.00	6/19/2020	50
S&P 500 Index	250	808	2,250.00	6/19/2020	148
S&P 500 Index	130	420	2,275.00	6/19/2020	92
S&P 500 Index	3,520	11,372	2,325.00	6/19/2020	3,041
S&P 500 Index	160	517	2,350.00	6/19/2020	130
S&P 500 Index	180	582	2,375.00	6/19/2020	160
S&P 500 Index	70	226	2,400.00	6/19/2020	78
S&P 500 Index	65	210	2,450.00	6/19/2020	86
S&P 500 Index	15	48	2,325.00	9/18/2020	25
					$4,322

American Funds Insurance Series	119

Managed Risk Growth-Income Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	876	March 2020	$87,600		$103,902		$(375)
S&P 500 E-mini Index Contracts	Long	380	March 2020	19		61,391		1,045
								$670

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.15%
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	5,204,328	2,006,897	36,320,774	$10,843	$181,776	$32,844	$1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	5,339,384	2,098,493	30,186,789	551	19,412	9,121	337,186
Total 96.01%					$11,394	$201,188	$41,965	$2,179,013

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

120	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2019

Asset allocation funds 95.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	112,462,863	$2,704,731

Total asset allocation funds (cost: $2,461,096,000)		2,704,731

Short-term securities 4.57%
Government Cash Management Fund 1.51%[1]	129,388,605	129,389

Total short-term securities (cost: $129,389,000)		129,389
Total investment securities 100.06% (cost: $2,590,485,000)		2,834,120
Other assets less liabilities (0.06)%		(1,616)

Net assets 100.00%		$2,832,504

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,222	March 2020	$122,200		$144,941		$(525)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Asset allocation funds 95.49%
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	9,622,390	12,627,750	112,462,863	$18,556	$297,458	$55,061	$2,704,731

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	121

Financial statements

Statements of assets and liabilities
at December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,834,678	$4,695,009	$28,530,215	$10,090,299	$3,763,903
Affiliated issuers	—	12,711	—	—	—
Cash	77	984	961	1,558	5,500
Cash collateral received for securities on loan	—	9,581	—	—	—
Cash denominated in currencies other than U.S. dollars	187	5,130	822	3,548	730
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	—	2,285	7,836	2,831	261
Sales of fund’s shares	2,516	3,547	5,850	1,503	1,370
Dividends and interest	12,553	3,331	40,016	17,475	6,799
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	384	—	—	9
Other	468	226	53	96	1,978
	6,850,479	4,733,188	28,585,753	10,117,310	3,780,550
Liabilities:
Collateral for securities on loan	—	95,814	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	131	—
Payables for:
Purchases of investments	218	2,571	19,404	1,808	841
Repurchases of fund’s shares	40,573	4,821	82,386	18,480	3,083
Investment advisory services	2,924	2,682	7,647	4,148	2,180
Insurance administrative fees	226	121	897	230	382
Services provided by related parties	1,061	653	4,372	1,231	429
Trustees’ deferred compensation	77	52	497	207	36
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	4,857	6,103	811	15,406	13,045
Other	96	98	80	238	143
	50,032	112,915	116,094	41,879	20,139
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,735,844	$3,169,995	$15,151,170	$7,794,312	$2,756,659
Total distributable earnings	3,064,603	1,450,278	13,318,489	2,281,119	1,003,752
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Investment securities on loan, at value	$—	$102,111	$—	$—	$2,679
Investment securities, at cost:
Unaffiliated issuers	3,948,846	3,495,309	16,010,216	7,618,504	2,782,480
Affiliated issuers	—	45,916	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	186	5,130	822	3,531	745

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

122	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,276,932	$2,138,294	$35,695,564	$1,502,569	$990,616	$27,124,386	$435,920	$10,917,401	$2,118,893
—	—	336,143	—	—	444,495	—	—	—
199	226	2,015	48	114	5,535	62	7,258	459
—	—	—	—	—	510	—	—	—
170	299	180	427	278	1,146	3	64	94
—	—	—	—	—	—	173	2,743	3,976

—	112	88	131	22,405	213,442	1	669,867	18,110
1,708	662	5,285	300	1,104	9,829	140	7,295	2,121
15,592	5,398	71,629	4,137	3,549	83,460	1,682	63,827	18,545
—	—	—	—	—	—	—	—	53
—	—	—	—	22	437	2	2,378	167
—	—	—	—	97	292	13	948	200
—	—	—	—	—	126	—	—	—
10	393	394	40	22	160	32	61	162
9,294,611	2,145,384	36,111,298	1,507,652	1,018,207	27,883,818	438,028	11,671,842	2,162,780

—	—	—	—	—	5,103	—	—	—
—	137	—	11	—	—	272	3,934	6,186

509	44	12,801	184	18,310	434,944	264	1,108,141	25,517
7,089	2,594	57,734	6,267	235	11,152	104	1,500	294
3,021	1,056	7,672	755	397	6,088	242	3,237	954
365	86	724	60	275	2,677	57	303	30
1,007	369	4,017	111	118	2,703	73	1,126	276
91	24	579	12	4	284	3	125	26
—	—	—	—	—	—	—	—	66
—	—	—	—	48	473	1	2,265	196
—	—	—	—	56	17	7	51	218
164	2,545	1,411	112	38	586	49	—	273
4	46	94	54	10	136	6	—	100
12,250	6,901	85,032	7,566	19,491	464,163	1,078	1,120,682	34,136
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$7,024,809	$1,446,699	$24,318,085	$1,269,718	$924,094	$20,498,664	$354,288	$10,126,847	$2,039,155
2,257,552	691,784	11,708,181	230,368	74,622	6,920,991	82,662	424,313	89,489
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$—	$—	$—	$—	$—	$5,211	$—	$—	$—

7,160,359	1,501,184	25,109,357	1,239,563	895,730	20,541,489	353,703	10,597,431	2,061,125
—	—	279,526	—	—	328,678	—	—	—
170	298	180	426	278	1,146	3	64	94

American Funds Insurance Series	123

Statements of assets and liabilities
at December 31, 2019

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,243,917		$279,612	$284,229	$3,036,999	$14,836
Affiliated issuers	—		—	—	—	425,111
Cash	726		262	109	2,199	99
Cash collateral pledged for futures contracts	154		—	—	—	—
Cash collateral pledged for swap contracts	2,100		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	2,727		83,408	—	298,428	447
Sales of fund’s shares	209		235	696	1,934	32
Dividends and interest	20,007		732	—	10,545	21
Variation margin on futures contracts	33		20	—	217	—
Variation margin on swap contracts	41		329	—	3,682	—
Other	3		1	—	—	—
	1,269,917		364,599	285,034	3,354,004	440,546
Liabilities:
Payables for:
Purchases of investments	2,150		69,602	—	453,440	29
Repurchases of fund’s shares	686		164	234	637	472
Investment advisory services	506		105	78	835	37
Insurance administrative fees	38		17	14	78	264
Services provided by related parties	188		25	62	386	89
Trustees’ deferred compensation	46		3	16	58	2
Variation margin on futures contracts	—		65	—	1,058	—
Variation margin on swap contracts	9		108	—	1,177	3
Other	1		—	—	1	—
	3,624		70,089	404	457,670	896
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,456,035		$291,684	$283,903	$2,843,203	$375,936
Total (accumulated loss) distributable earnings	(189,742)		2,826	727	53,131	63,714
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost:
Unaffiliated issuers	1,246,290		275,150	284,222	2,998,418	14,836
Affiliated issuers	—		—	—	—	379,115
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

124	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$7,541	$12,609	$90,848	$129,389
158,327	353,060	2,179,013	2,704,731
50	85	2,356	856
—	—	—	—
—	—	—	—
—	—	—	—

134	89	21,241	649
3	—	1,026	590
10	18	117	178
—	—	—	—
—	—	126	—
—	—	—	—
166,065	365,861	2,294,727	2,836,393

—	—	754	—
144	94	22,617	1,273
14	31	192	238
101	221	1,376	1,735
34	75	58	588
1	2	6	26
—	—	—	—
2	3	—	29
—	—	—	—
296	426	25,003	3,889
$165,769	$365,435	$2,269,724	$2,832,504

$154,345	$346,751	$1,940,147	$2,449,900
11,424	18,684	329,577	382,604
$165,769	$365,435	$2,269,724	$2,832,504

$—	$—	$—	$—

7,541	12,609	100,969	129,389
143,518	348,599	1,996,547	2,461,096
—	—	—	—

American Funds Insurance Series	125

Statements of assets and liabilities
at December 31, 2019

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$2,515,595	$2,050,138	$10,840,676	$5,353,248	$2,128,928
	Shares outstanding	77,246	76,500	133,471	256,566	82,393
	Net asset value per share	$32.57	$26.80	$81.22	$20.86	$25.84
Class 1A:	Net assets	$7,914	$575	$18,051	$7,041	$4,461
	Shares outstanding	244	22	223	339	173
	Net asset value per share	$32.47	$26.74	$80.92	$20.80	$25.74
Class 2:	Net assets	$3,894,942	$2,363,250	$15,884,538	$4,310,970	$981,055
	Shares outstanding	120,828	90,815	197,149	207,441	38,339
	Net asset value per share	$32.24	$26.02	$80.57	$20.78	$25.59
Class 3:	Net assets			$213,515	$24,708
	Shares outstanding	Not applicable	Not applicable	2,609	1,181	Not applicable
	Net asset value per share			$81.84	$20.92
Class 4:	Net assets	$381,996	$206,310	$1,512,879	$379,464	$645,967
	Shares outstanding	11,917	7,887	19,051	18,478	25,360
	Net asset value per share	$32.05	$26.16	$79.41	$20.54	$25.47

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$524,749	$210,225	$29,304	$1,418,254
	Shares outstanding	53,157	19,906	2,592	114,937	Not applicable
	Net asset value per share	$9.87	$10.56	$11.30	$12.34
Class 1A:	Net assets	$726	$493	$10	$2,474
	Shares outstanding	74	47	1	201	Not applicable
	Net asset value per share	$9.86	$10.55	$11.30	$12.32
Class 2:	Net assets	$667,518	$56,269	$230,044	$1,343,065
	Shares outstanding	68,819	5,338	20,889	109,962	Not applicable
	Net asset value per share	$9.70	$10.54	$11.01	$12.21
Class 3:	Net assets	$9,941		$3,187	$8,818
	Shares outstanding	1,002	Not applicable	286	713	Not applicable
	Net asset value per share	$9.92		$11.13	$12.37
Class 4:	Net assets	$63,359	$27,523	$22,085	$123,723
	Shares outstanding	5,997	2,637	1,984	10,128	Not applicable
	Net asset value per share	$10.56	$10.44	$11.13	$12.22
Class P1:	Net assets					$5,745
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	417
	Net asset value per share					$13.78
Class P2:	Net assets					$433,905
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,656
	Net asset value per share					$13.71

*	Amount less than one thousand.

See notes to financial statements.

126	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,558,836	$624,992	$21,056,972	$1,140,298	$533,359	$17,729,567	$133,417	$6,481,599	$1,077,241
409,812	39,269	415,250	62,738	49,708	737,257	9,877	580,461	88,893
$13.56	$15.92	$50.71	$18.18	$10.73	$24.05	$13.51	$11.17	$12.12
$9,073	$1,904	$10,901	$2,475	$5,710	$10,719	$2,284	$6,646	$456
671	120	215	137	533	447	169	598	38
$13.51	$15.88	$50.54	$18.15	$10.72	$23.99	$13.49	$11.13	$12.10
$3,092,785	$1,366,688	$13,585,491	$256,730	$5,567	$5,153,699	$207,099	$3,561,089	$1,001,945
231,052	86,034	271,274	14,170	519	216,630	15,358	323,062	83,303
$13.39	$15.89	$50.08	$18.12	$10.72	$23.79	$13.48	$11.02	$12.03
		$156,432			$32,567
Not applicable	Not applicable	3,079	Not applicable	Not applicable	1,352	Not applicable	Not applicable	Not applicable
		$50.81			$24.08
$621,667	$144,899	$1,216,470	$100,583	$454,080	$4,493,103	$94,150	$501,826	$49,002
46,696	9,268	24,567	5,586	42,408	189,815	7,048	45,627	4,112
$13.31	$15.63	$49.52	$18.01	$10.71	$23.67	$13.36	$11.00	$11.92

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$683	$805	$1,987,005	$2,174
62	67	144,442	157
$11.01	$12.01	$13.76	$13.81
$165,086	$364,630	$282,719	$2,830,330
15,122	30,625	20,645	210,242
$10.92	$11.91	$13.69	$13.46

American Funds Insurance Series	127

Statements of operations
for the year ended December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$100,513	$44,813	$367,210	$188,002	$50,154
Interest	1,513	1,993	10,907	12,319	15,536
Securities lending income	—	5,572	—	—	9
	102,026	52,378	378,117	200,321	65,699
Fees and expenses*:
Investment advisory services	32,238	29,892	84,702	47,450	23,766
Distribution services	9,991	6,096	41,091	11,232	3,708
Insurance administrative services	810	445	3,298	867	1,405
Transfer agent services	1	1	3	1	— †
Administrative services	1,268	873	5,329	1,937	689
Reports to shareholders	218	163	948	351	132
Registration statement and prospectus	159	142	557	292	117
Trustees’ compensation	42	28	175	64	23
Auditing and legal	78	102	72	94	98
Custodian	869	796	492	1,634	933
Other	20	110	140	92	96
Total fees and expenses before waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Net investment income	56,332	13,730	241,310	136,307	34,732

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	194,169	251,392	746,022	(125,118)	33,329
Affiliated issuers	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	(981)	303
Swap contracts	—	—	—	—	—
Currency transactions	(251)	(122)	(486)	(1,893)	(681)
	193,918	251,270	745,536	(127,992)	32,951
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,619,656	899,816	6,038,099	1,988,055	789,738
Affiliated issuers	—	(17,366)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	394	(303)
Swap contracts	—	—	—	—	—
Currency translations	91	109	133	(22)	1,965
	1,619,747	882,559	6,038,232	1,988,427	791,400
Net realized gain (loss) and unrealized appreciation (depreciation)	1,813,665	1,133,829	6,783,768	1,860,435	824,351
Net increase in net assets resulting from operations	$1,869,997	$1,147,559	$7,025,078	$1,996,742	$859,083

See end of statements of operations for footnotes.

See notes to financial statements.

128	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$234,613	$51,517	$766,259	$45,191	$25,475	$375,876	$6,913	$16,529	$1,213
1,841	3,480	16,017	2,742	5,377	258,983	3,712	306,813	66,060
—	—	—	—	—	126	—	—	—
236,454	54,997	782,276	47,933	30,852	634,985	10,625	323,342	67,273

34,092	11,970	85,788	8,588	4,075	67,563	2,697	37,299	11,276
8,746	3,618	35,549	821	1,026	22,631	700	9,950	2,662
1,255	304	2,707	218	1,025	10,170	211	1,084	114
1	— †	4	— †	— †	3	— †	1	— †
1,765	408	6,796	284	174	5,173	83	2,083	426
355	60	1,336	27	17	1,018	7	286	68
157	65	509	38	44	331	19	225	64
59	13	221	9	6	170	3	68	14
47	55	89	80	51	74	57	56	52
237	443	598	330	77	257	64	211	404
39	22	124	8	5	55	7	56	35
46,753	16,958	133,721	10,403	6,500	107,445	3,848	51,319	15,115

—	—	—	—	24	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	24	—	—	—	—
46,753	16,958	133,721	10,403	6,476	107,445	3,848	51,319	15,115
189,701	38,039	648,555	37,530	24,376	527,540	6,777	272,023	52,158

85,832	51,401	903,747	(35,910)	(7,360)	488,583	9,817	195,373	11,564
—	—	(1,021)	—	—	(471,314)	—	—	—
—	—	—	—	(501)	22,485	557	72,397	13,348
—	579	—	(14)	—	—	(440)	58	(2,623)
—	—	—	—	985	(18,948)	31	(25,282)	1,525
(3)	(143)	(250)	(1,100)	(2)	103	(139)	786	(2,149)
85,829	51,837	902,476	(37,024)	(6,878)	20,909	9,826	243,332	21,665

1,423,937	449,977	6,047,455	293,943	117,252	3,772,779	59,030	433,411	101,447
—	—	128,124	—	—	548,491	—	—	—
—	—	—	—	(760)	(8,123)	(196)	(23,687)	(5,076)
—	(488)	—	(12)	—	—	(181)	8,081	(9,128)
—	—	—	—	829	(255)	(7)	(6,333)	141
23	379	406	8	22	86	17	153	173
1,423,960	449,868	6,175,985	293,939	117,343	4,312,978	58,663	411,625	87,557

1,509,789	501,705	7,078,461	256,915	110,465	4,333,887	68,489	654,957	109,222
$1,699,490	$539,744	$7,727,016	$294,445	$134,841	$4,861,427	$75,266	$926,980	$161,380

American Funds Insurance Series	129

Statements of operations
for the year ended December 31, 2019

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$994	$—	$—	$— †	$5,338
Interest	90,296	7,989	6,571	70,374	—
	91,290	7,989	6,571	70,374	5,338
Fees and expenses*:
Investment advisory services	6,009	1,231	925	9,824	590
Distribution services	1,855	202	640	3,611	974
Insurance administrative services	143	60	51	276	984
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	253	59	58	582	—
Accounting and administrative services	—	—	—	—	54
Reports to shareholders	28	5	7	63	8
Registration statement and prospectus	34	15	10	55	21
Trustees’ compensation	8	2	1	20	2
Auditing and legal	50	45	43	46	15
Custodian	17	21	1	37	11
Other	32	3	2	8	3
Total fees and expenses before waivers/reimbursements	8,429	1,643	1,738	14,522	2,662
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	197
Miscellaneous fee reimbursements	—	—	—	—	13
Total waivers/reimbursements of fees and expenses	—	—	—	—	210
Total fees and expenses after waivers/reimbursements	8,429	1,643	1,738	14,522	2,452
Net investment income	82,861	6,346	4,833	55,852	2,886

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(18,671)	2,660	(1)	43,914	—
Affiliated issuers	—	—	—	—	3,620
Futures contracts	(236)	6,233	—	85,989	(5,811)
Swap contracts	(986)	1,047	—	(7,749)	—
Currency transactions	— †	—	—	— †	30
Capital gain distributions received from affiliated issuers	—	—	—	—	32,790
	(19,893)	9,940	(1)	122,154	30,629
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	89,670	5,462	15	52,718	—
Affiliated issuers	—	—	—	—	49,688
Futures contracts	159	(2,645)	—	(35,398)	(5,952)
Swap contracts	(2,898)	(4,026)	—	(39,656)	—
	86,931	(1,209)	15	(22,336)	43,736
Net realized gain (loss) and unrealized appreciation (depreciation)	67,038	8,731	14	99,818	74,365
Net increase in net assets resulting from operations	$149,899	$15,077	$4,847	$155,670	$77,251

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$2,945	$7,880	$43,834	$57,102
—	—	—	—
2,945	7,880	43,834	57,102

239	527	3,162	4,046
398	877	647	6,739
399	878	5,270	6,744
— †	— †	— †	— †
—	—	—	—
50	53	80	110
4	7	30	49
12	17	223	49
1	2	12	21
15	15	16	18
11	11	12	11
3	3	3	11
1,132	2,390	9,455	17,798

80	176	1,054	1,349
47	14	—	—
127	190	1,054	1,349
1,005	2,200	8,401	16,449
1,940	5,680	35,433	40,653

—	—	(21,805)	—
617	169	11,394	18,556
(1,246)	(5,543)	(7,635)	(17,863)
—	—	—	—
(4)	26	114	117
3,310	22,171	167,499	131,016
2,677	16,823	149,567	131,826

—	—	(11,132)	—
22,363	28,958	201,188	297,458
(1,249)	(5,833)	(9,637)	(25,848)
—	—	—	—
21,114	23,125	180,419	271,610

23,791	39,948	329,986	403,436
$25,731	$45,628	$365,419	$444,089

American Funds Insurance Series	131

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$56,332	$50,276	$13,730	$10,787	$241,310	$162,005
Net realized gain (loss)	193,918	343,542	251,270	247,061	745,536	2,848,894
Net unrealized appreciation (depreciation)	1,619,747	(919,676)	882,559	(673,158)	6,038,232	(2,971,090)
Net increase (decrease) in net assets resulting from operations	1,869,997	(525,858)	1,147,559	(415,310)	7,025,078	39,809
Distributions paid to shareholders	(417,934)	(474,814)	(284,752)	(196,135)	(2,978,202)	(2,648,515)
Net capital share transactions	(153,769)	267,749	102,952	(49,079)	974,922	1,071,109
Total increase (decrease) in net assets	1,298,294	(732,923)	965,759	(660,524)	5,021,798	(1,537,597)
Net assets:
Beginning of year	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of year	$6,800,447	$5,502,153	$4,620,273	$3,654,514	$28,469,659	$23,447,861

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$37,530	$37,077	$24,376	$18,120	$527,540	$495,623
Net realized gain (loss)	(37,024)	19,646	(6,878)	(12,903)	20,909	1,250,899
Net unrealized appreciation (depreciation)	293,939	(222,569)	117,343	(53,867)	4,312,978	(2,879,563)
Net increase (decrease) in net assets resulting from operations	294,445	(165,846)	134,841	(48,650)	4,861,427	(1,133,041)
Distributions paid to shareholders	(53,548)	(35,982)	(24,614)	(20,515)	(1,801,337)	(1,587,775)
Net capital share transactions	(78,069)	77,119	213,209	149,988	1,434,114	(13,827)
Total increase (decrease) in net assets	162,828	(124,709)	323,436	80,823	4,494,204	(2,734,643)
Net assets:
Beginning of year	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of year	$1,500,086	$1,337,258	$998,716	$675,280	$27,419,655	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

132	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$136,307	$147,886	$34,732	$32,835	$189,701	$183,892	$38,039	$35,857	$648,555	$479,019
(127,992)	247,240	32,951	126,203	85,829	687,384	51,837	99,872	902,476	3,357,516
1,988,427	(1,741,754)	791,400	(647,033)	1,423,960	(1,602,222)	449,868	(325,530)	6,175,985	(4,232,991)

1,996,742	(1,346,628)	859,083	(487,995)	1,699,490	(730,946)	539,744	(189,801)	7,727,016	(396,456)

(394,620)	(646,470)	(164,192)	(126,412)	(878,225)	(883,615)	(140,198)	(186,991)	(3,957,175)	(2,606,909)

(536,801)	1,245,386	54,641	92,573	429,824	265,984	(76,937)	90,220	2,392,290	2,175,138
1,065,321	(747,712)	749,532	(521,834)	1,251,089	(1,348,577)	322,609	(286,572)	6,162,131	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$10,075,431	$9,010,110	$3,760,411	$3,010,879	$9,282,361	$8,031,272	$2,138,483	$1,815,874	$36,026,266	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$6,777	$6,105	$272,023	$269,087	$52,158	$55,434	$82,861	$84,812	$6,346	$6,148
9,826	3,576	243,332	(168,412)	21,665	(11,729)	(19,893)	(24,544)	9,940	(7,618)
58,663	(33,957)	411,625	(164,842)	87,557	(70,008)	86,931	(86,196)	(1,209)	2,541

75,266	(24,276)	926,980	(64,167)	161,380	(26,303)	149,899	(25,928)	15,077	1,071

(16,934)	(9,700)	(280,200)	(267,421)	(35,756)	(56,130)	(79,066)	(79,933)	(7,525)	(6,505)

12,429	46,266	49,693	(511,419)	(84,997)	(297,128)	(8,439)	(144,120)	(4,217)	(43,561)
70,761	12,290	696,473	(843,007)	40,627	(379,561)	62,394	(249,981)	3,335	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$436,950	$366,189	$10,551,160	$9,854,687	$2,128,644	$2,088,017	$1,266,293	$1,203,899	$294,510	$291,175

American Funds Insurance Series	133

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$4,833	$4,036	$55,852	$56,785	$2,886	$1,509
Net realized gain (loss)	(1)	—	122,154	(86,715)	30,629	21,463
Net unrealized appreciation (depreciation)	15	33	(22,336)	49,517	43,736	(26,917)
Net increase (decrease) in net assets resulting from operations	4,847	4,069	155,670	19,587	77,251	(3,945)
Distributions paid to shareholders	(5,093)	(3,517)	(60,961)	(55,819)	(30,222)	(21,941)
Net capital share transactions	(21,528)	1,047	(67,678)	(197,780)	49,348	81,200
Total increase (decrease) in net assets	(21,774)	1,599	27,031	(234,012)	96,377	55,314
Net assets:
Beginning of year	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of year	$284,630	$306,404	$2,896,334	$2,869,303	$439,650	$343,273

See notes to financial statements.

134	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018

$1,940	$2,317	$5,680	$5,276	$35,433	$2,685	$40,653	$62,566
2,677	5,722	16,823	18,018	149,567	6,953	131,826	97,415
21,114	(25,332)	23,125	(49,299)	180,419	(21,166)	271,610	(366,555)

25,731	(17,293)	45,628	(26,005)	365,419	(11,528)	444,089	(206,574)

(7,796)	(3,428)	(23,415)	(23,525)	(32,440)	(12,352)	(177,811)	(242,968)

(3,125)	23,257	6,553	19,295	44,643	1,707,014	23,729	(1,462,371)
14,810	2,536	28,766	(30,235)	377,622	1,683,134	290,007	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410
$165,769	$150,959	$365,435	$336,669	$2,269,724	$1,892,102	$2,832,504	$2,542,497

American Funds Insurance Series	135

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

136	American Funds Insurance Series

Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	137

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

138	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	139

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2019 (dollars in thousands):

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,185,255	$794,324	$—	$1,979,579
Consumer discretionary	474,696	744,806	—	1,219,502
Health care	527,781	214,362	—	742,143
Financials	302,133	398,337	—	700,470
Consumer staples	291,919	259,874	—	551,793
Communication services	372,299	163,033	—	535,332
Industrials	73,839	453,487	—	527,326
Materials	144,609	41,190	—	185,799
Energy	12,046	125,318	—	137,364
Utilities	—	5,646	—	5,646
Preferred securities	—	112,584	—	112,584
Short-term securities	137,140	—	—	137,140
Total	$3,521,717	$3,312,961	$—	$6,834,678

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$832,166	$191,178	$—	$1,023,344
Information technology	472,972	397,575	—	870,547
Industrials	128,020	558,859	—	686,879
Consumer discretionary	450,887	224,996	—	675,883
Financials	194,307	161,242	—	355,549
Real estate	121,286	62,447	—	183,733
Materials	98,936	80,609	—	179,545
Communication services	56,064	89,863	—	145,927
Consumer staples	46,475	76,569	—	123,044
Energy	32,183	26,545	14,352	73,080
Utilities	17,485	46,609	—	64,094
Preferred securities	17,503	—	29,706	47,209
Rights & warrants	—	53	—	53
Short-term securities	278,833	—	—	278,833
Total	$2,747,117	$1,916,545	$44,058	$4,707,720

140	American Funds Insurance Series

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,232,866	$927,524	$—	$7,160,390
Communication services	5,180,447	—	—	5,180,447
Health care	4,685,272	29,104	38,849	4,753,225
Consumer discretionary	3,070,193	143,533	—	3,213,726
Financials	2,245,437	171,043	—	2,416,480
Industrials	1,283,561	551,356	—	1,834,917
Materials	758,550	47,905	—	806,455
Consumer staples	522,509	251,756	—	774,265
Energy	698,230	—	—	698,230
Real estate	486,857	—	—	486,857
Utilities	77,731	—	—	77,731
Convertible bonds	—	—	25,000	25,000
Short-term securities	1,102,492	—	—	1,102,492
Total	$26,344,145	$2,122,221	$63,849	$28,530,215

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$63,111	$1,589,115	$—	$1,652,226
Consumer discretionary	549,505	856,658	—	1,406,163
Industrials	31,330	1,364,421	—	1,395,751
Health care	89,208	1,162,960	—	1,252,168
Information technology	47,551	682,008	—	729,559
Materials	297,118	380,773	—	677,891
Consumer staples	22,274	654,869	—	677,143
Communication services	12,395	482,238	—	494,633
Energy	91,650	398,340	—	489,990
Utilities	—	358,981	—	358,981
Real estate	—	223,309	—	223,309
Preferred securities	50,234	70,526	—	120,760
Rights & warrants	—	22,939	—	22,939
Bonds, notes & other debt instruments	—	44,329	—	44,329
Short-term securities	544,457	—	—	544,457
Total	$1,798,833	$8,291,466	$—	$10,090,299

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(131)	$—	$(131)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	141

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$585,583	$279,934	$—	$865,517
Financials	118,563	374,375	—	492,938
Energy	41,325	330,863	—	372,188
Health care	186,827	157,245	—	344,072
Materials	161,739	151,049	—	312,788
Consumer discretionary	111,867	152,128	—	263,995
Communication services	181,968	39,344	—	221,312
Consumer staples	10,237	199,516	—	209,753
Industrials	13,319	152,169	—	165,488
Real estate	20,109	21,107	—	41,216
Utilities	17,612	15,724	—	33,336
Preferred securities	42,757	28,620	27	71,404
Rights & warrants	—	26,479	—	26,479
Bonds, notes & other debt instruments	—	96,814	—	96,814
Short-term securities	238,673	7,930	—	246,603
Total	$1,730,579	$2,033,297	$27	$3,763,903

Blue Chip Income and Growth Fund At December 31, 2019, all of the fund’s investment securities were classified as Level 1. Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$177,115	$158,462	$—	$335,577
Industrials	116,335	152,898	—	269,233
Financials	87,217	166,525	—	253,742
Consumer discretionary	90,534	114,346	—	204,880
Health care	137,436	62,628	—	200,064
Communication services	72,048	108,658	—	180,706
Materials	82,829	79,135	—	161,964
Energy	25,886	113,797	—	139,683
Utilities	13,510	110,341	—	123,851
Real estate	95,121	15,936	—	111,057
Consumer staples	22,758	63,369	—	86,127
Preferred securities	7,892	—	—	7,892
Bonds, notes & other debt instruments	—	34,957	—	34,957
Short-term securities	28,561	—	—	28,561
Total	$957,242	$1,181,052	$—	$2,138,294

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(137)	$—	$(137)

*	Forward currency contracts are not included in the investment portfolio.

142	American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$5,175,002	$664,418	$—	$5,839,420
Information technology	5,204,952	215,296	—	5,420,248
Communication services	4,182,848	149,142	—	4,331,990
Financials	3,510,960	401,089	—	3,912,049
Industrials	3,108,920	698,875	—	3,807,795
Consumer staples	1,541,333	1,016,810	—	2,558,143
Energy	2,399,987	99,768	—	2,499,755
Consumer discretionary	1,775,002	48,931	—	1,823,933
Materials	1,577,903	163,566	—	1,741,469
Real estate	1,068,563	—	—	1,068,563
Utilities	717,617	163,329	—	880,946
Mutual funds	—	16,337	—	16,337
Convertible stocks	184,737	—	—	184,737
Bonds, notes & other debt instruments	—	5,722	—	5,722
Short-term securities	1,940,600	—	—	1,940,600
Total	$32,388,424	$3,643,283	$—	$36,031,707

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$4,550	$246,628	$—	$251,178
Industrials	—	164,295	—	164,295
Consumer discretionary	55,639	101,948	—	157,587
Health care	6,488	135,357	—	141,845
Energy	21,294	90,307	—	111,601
Utilities	—	94,713	—	94,713
Materials	6,679	84,933	—	91,612
Information technology	—	84,551	—	84,551
Consumer staples	—	78,182	—	78,182
Communication services	20,440	56,878	—	77,318
Real estate	—	73,379	—	73,379
Preferred securities	31,463	—	—	31,463
Bonds, notes & other debt instruments	—	16,819	—	16,819
Short-term securities	128,026	—	—	128,026
Total	$274,579	$1,227,990	$—	$1,502,569

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(11)	$—	$(11)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	143

Capital Income Builder

	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Consumer staples	$38,725	$64,427		$—	$103,152
Information technology	66,952	29,080		—	96,032
Financials	45,772	38,435		—	84,207
Real estate	47,566	31,086		—	78,652
Energy	40,806	19,724		—	60,530
Health care	23,819	29,326		—	53,145
Communication services	4,574	44,219		—	48,793
Utilities	14,681	33,269		—	47,950
Industrials	17,339	27,817		—	45,156
Consumer discretionary	21,286	19,400		—	40,686
Materials	18,022	8,478		—	26,500
Rights & warrants	—	—	*	—	— *
Convertible stocks	16,025	—		—	16,025
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	103,624		—	103,624
Corporate bonds & notes	—	48,638		—	48,638
Mortgage-backed obligations	—	46,322		—	46,322
Asset-backed obligations	—	14,269		—	14,269
Municipals	—	415		—	415
Short-term securities	76,520	—		—	76,520
Total	$432,087	$558,529		$—	$990,616

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37	$—		$—	$37
Unrealized appreciation on interest rate swaps	—	1,109		—	1,109
Liabilities:
Unrealized depreciation on futures contracts	(368)	—		—	(368)
Unrealized depreciation on interest rate swaps	—	(280)		—	(280)
Total	$(331)	$829		$—	$498

*	Amount less than one thousand.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

144	American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,271,389	$20,847	$20	$4,292,256
Financials	2,943,889	78,737	—	3,022,626
Health care	2,830,970	85,268	3,683	2,919,921
Industrials	1,502,299	115,339	—	1,617,638
Consumer discretionary	1,098,602	242,932	—	1,341,534
Communication services	1,184,337	—	—	1,184,337
Consumer staples	788,363	363,014	—	1,151,377
Energy	1,028,032	1,506	—	1,029,538
Materials	697,667	—	—	697,667
Real estate	238,213	—	—	238,213
Utilities	172,921	—	—	172,921
Rights & warrants	—	—	1,070	1,070
Convertible stocks	137,828	—	4,983	142,811
Convertible bonds	—	127	—	127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	3,226,667	—	3,226,667
Corporate bonds & notes	—	2,834,147	6,531	2,840,678
Mortgage-backed obligations	—	1,900,213	—	1,900,213
Federal agency bonds & notes	—	12,974	—	12,974
Other	—	186,876	—	186,876
Short-term securities	1,589,437	—	—	1,589,437
Total	$18,483,947	$9,068,647	$16,287	$27,568,881

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,710	$—	$—	$1,710
Unrealized appreciation on interest rate swaps	—	1,035	—	1,035
Liabilities:
Unrealized depreciation on futures contracts	(4,672)	—	—	(4,672)
Unrealized depreciation on interest rate swaps	—	(4,847)	—	(4,847)
Total	$(2,962)	$(3,812)	$—	$(6,774)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	145

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$30,609	$29,614	$—	$60,223
Health care	26,812	21,313	—	48,125
Financials	22,318	19,024	—	41,342
Consumer staples	20,634	18,609	—	39,243
Industrials	11,263	20,997	—	32,260
Consumer discretionary	12,095	7,459	—	19,554
Materials	2,530	9,294	—	11,824
Real estate	10,418	—	—	10,418
Communication services	4,785	2,422	—	7,207
Energy	4,309	2,872	—	7,181
Utilities	—	3,015	—	3,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	60,125	—	60,125
U.S. Treasury bonds & notes	—	51,042	—	51,042
Corporate bonds & notes	—	21,074	—	21,074
Mortgage-backed obligations	—	8,367	—	8,367
Short-term securities	2,825	12,095	—	14,920
Total	$148,598	$287,322	$—	$435,920

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$173	$—	$173
Unrealized appreciation on interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(16)	—	—	(16)
Unrealized depreciation on open forward currency contracts	—	(272)	—	(272)
Unrealized depreciation on interest rate swaps	—	(14)	—	(14)
Total	$(16)	$(101)	$—	$(117)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,363,969	$—	$3,363,969
Corporate bonds & notes	—	3,122,420	—	3,122,420
U.S. Treasury bonds & notes	—	3,031,887	—	3,031,887
Bonds & notes of governments & government agencies outside the U.S.	—	319,908	—	319,908
Asset-backed obligations	—	238,376	—	238,376
Municipals	—	226,157	—	226,157
Federal agency bonds & notes	—	12,086	—	12,086
Common stocks	—	135	9	144
Rights & warrants	—	1	2	3
Short-term securities	602,451	—	—	602,451
Total	$602,451	$10,314,939	$11	$10,917,401

146	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,373	$—	$—	$8,373
Unrealized appreciation on open forward currency contracts	—	2,743	—	2,743
Unrealized appreciation on interest rate swaps	—	5,879	—	5,879
Liabilities:
Unrealized depreciation on futures contracts	(12,452)	—	—	(12,452)
Unrealized depreciation on open forward currency contracts	—	(3,934)	—	(3,934)
Unrealized depreciation on interest rate swaps	—	(11,985)	—	(11,985)
Total	$(4,079)	$(7,297)	$—	$(11,376)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$379,876	$—	$379,876
Japanese yen	—	284,116	—	284,116
Chinese yuan renminbi	—	69,268	—	69,268
Malaysian ringgits	—	38,844	—	38,844
Indian rupees	—	35,296	—	35,296
Brazilian reais	—	33,633	—	33,633
South African rand	—	31,058	—	31,058
Danish kroner	—	30,945	—	30,945
British pounds	—	29,213	—	29,213
Canadian dollars	—	27,439	—	27,439
Mexican pesos	—	26,891	—	26,891
Norwegian kroner	—	24,740	—	24,740
Israeli shekels	—	23,588	—	23,588
Polish zloty	—	17,537	—	17,537
U.S. dollars	—	879,679	1,187	880,866
Other	—	59,257	—	59,257
Convertible bonds	—	10	—	10
Convertible stocks	—	—	847	847
Common stocks	881	258	3	1,142
Rights & warrants	—	—	130	130
Short-term securities	77,745	46,452	—	124,197
Total	$78,626	$2,038,100	$2,167	$2,118,893

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$234	$—	$—	$234
Unrealized appreciation on open forward currency contracts	—	3,976	—	3,976
Unrealized appreciation on interest rate swaps	—	165	—	165
Unrealized appreciation on credit default swaps	—	731	—	731
Liabilities:
Unrealized depreciation on futures contracts	(1,039)	—	—	(1,039)
Unrealized depreciation on open forward currency contracts	—	(6,186)	—	(6,186)
Unrealized depreciation on interest rate swaps	—	(704)	—	(704)
Total	$(805)	$(2,018)	$—	$(2,823)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Insurance Series	147

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,165,929	$9,187	$1,175,116
Municipals	—	5	—	5
Convertible bonds	—	4,694	—	4,694
Convertible stocks	3,223	—	4,834	8,057
Preferred securities	—	2,187	—	2,187
Common stocks	7,454	1,635	4,946	14,035
Rights & warrants	—	3	708	711
Short-term securities	39,112	—	—	39,112
Total	$49,789	$1,174,453	$19,675	$1,243,917

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$192	$—	$—	$192
Liabilities:
Unrealized depreciation on futures contracts	(33)	—	—	(33)
Unrealized depreciation on credit default swaps	—	(1,578)	—	(1,578)
Total	$159	$(1,578)	$—	$(1,419)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2019 (dollars in thousands):

	Beginning value at 1/1/2019	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain	[3]	Unrealized depreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2019
Investment securities	$17,537	$—		$10,278	$(5,076)	$6		$(3,050)		$(20)		$19,675
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2019												$(3,075)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

148	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2019	Valuation techniques	Unobservable inputs	Range (if appropriate)	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$9,187	Yield analysis	Yield to maturity risk premium	N/A	N/A	Decrease
		Redemption value	N/A	N/A	N/A	N/A
		Market comparable security	N/A	N/A	N/A	N/A
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.85x	0.85x	Increase
		Market comparable companies	EBITDA multiple	4.8x	4.8x	Increase
			Discount for lack of marketability	20%	20%	Decrease
Common stocks	4,946	Multiple of revenue	Revenue multiple	1.4x	1.4x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
		Black-Scholes	Implied volatility	30%	30%	Increase
Rights & warrants	708	Market comparables	$ per acre	$4.5K	$4.5K	Increase
			$ per thousand barrels of oil equivalent per day	$25K	$25K	Increase
	$19,675

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$186,650	$—	$186,650
U.S. Treasury bonds & notes	—	28,434	—	28,434
Federal agency bonds & notes	—	18,896	—	18,896
Asset-backed obligations	—	4,681	—	4,681
Short-term securities	—	40,951	—	40,951
Total	$—	$279,612	$—	$279,612

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$1,618	$—	$1,618
Liabilities:
Unrealized depreciation on futures contracts	(746)	—	—	(746)
Unrealized depreciation on interest rate swaps	—	(4,450)	—	(4,450)
Total	$(746)	$(2,832)	$—	$(3,578)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2019, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	149

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,481,384	$—	$1,481,384
Mortgage-backed obligations	—	801,424	—	801,424
Federal agency bonds & notes	—	521,045	—	521,045
Short-term securities	—	233,146	—	233,146
Total	$—	$3,036,999	$—	$3,036,999

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$687	$—	$—	$687
Unrealized appreciation on interest rate swaps	—	25,927	—	25,927
Liabilities:
Unrealized depreciation on futures contracts	(8,635)	—	—	(8,635)
Unrealized depreciation on interest rate swaps	—	(46,229)	—	(46,229)
Total	$(7,948)	$(20,302)	$—	$(28,250)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of a fund may be subject to sharp declines in value. Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. These risks may be even greater in the case of smaller capitalization stocks.

150	American Funds Insurance Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

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higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result additional losses.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities

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issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

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Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

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The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
Fund	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Small Capitalization Fund	$102,111	$95,814	$ 11,588	$ 86,233
New World Fund	2,679	—	2,733	—
Asset Allocation Fund	5,211	5,103	232	4,593

Investment securities purchased from cash collateral are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments — High-Income Bond Fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2019, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $131,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

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The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in

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each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps		Credit default swaps
International Fund	Not applicable	Not applicable	$79,279		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	5,048	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,314		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,564		Not applicable		Not applicable
Capital Income Builder	Not applicable	$117,725	Not applicable		$229,667		Not applicable
Asset Allocation Fund	Not applicable	2,471,967	Not applicable		503,101		Not applicable
Global Balanced Fund	Not applicable	11,883	23,258		29,983		Not applicable
Bond Fund	Not applicable	4,367,285	671,642		1,344,692		Not applicable
Global Bond Fund	Not applicable	470,248	678,676		532,130		$130,250
High-Income Bond Fund	Not applicable	75,400	Not applicable		31,175	*	61,207
Mortgage Fund	Not applicable	158,792	Not applicable		587,735		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,472,410	Not applicable		13,841,522		Not applicable
Managed Risk Growth Fund	Not applicable	27,364	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	46,121	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	23,146	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$29,328	130,576	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	139,336	Not applicable		Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

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The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$131

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(981)	Net unrealized appreciation on forward currency contracts	$394

New World Fund
		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$303	Net unrealized depreciation on forward currency contracts	$(303)

Global Growth and Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$137

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$579	Net unrealized depreciation on forward currency contracts	$(488)

International Growth and Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$11

158	American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(14)	Net unrealized depreciation on forward currency contracts	$(12)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$37	Unrealized depreciation[1]	$368
Swap	Interest	Unrealized appreciation[1]	1,109	Unrealized depreciation[1]	280
			$1,146		$648

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(501)	Net unrealized depreciation on futures contracts	$(760)
Swap	Interest	Net realized gain on swap contracts	985	Net unrealized appreciation on swap contracts	829
			$484		$69

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,710	Unrealized depreciation[1]	$4,672
Swap	Interest	Unrealized appreciation[1]	1,035	Unrealized depreciation[1]	4,847
			$2,745		$9,519

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$22,485	Net unrealized depreciation on futures contracts	$(8,123)
Swap	Interest	Net realized loss on swap contracts	(18,948)	Net unrealized depreciation on swap contracts	(255)
			$3,537		$(8,378)

See end of tables for footnotes.

American Funds Insurance Series	159

Global Balanced Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$16
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	173	Unrealized depreciation on open forward currency contracts	272
Swap	Interest	Unrealized appreciation[1]	12	Unrealized depreciation[1]	14
			$185		$302

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$557	Net unrealized depreciation on futures contracts	$(196)
Forward currency	Currency	Net realized loss on forward currency contracts	(440)	Net unrealized depreciation on forward currency contracts	(181)
Swap	Interest	Net realized gain on swap contracts	31	Net unrealized depreciation on swap contracts	(7)
			$148		$(384)

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$8,373	Unrealized depreciation[1]	$12,452
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,743	Unrealized depreciation on open forward currency contracts	3,934
Swap	Interest	Unrealized appreciation[1]	5,879	Unrealized depreciation[1]	11,985
			$16,995		$28,371

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$72,397	Net unrealized depreciation on futures contracts	$(23,687)
Forward currency	Currency	Net realized gain on forward currency contracts	58	Net unrealized appreciation on forward currency contracts	8,081
Swap	Interest	Net realized loss on swap contracts	(24,940)	Net unrealized depreciation on swap contracts	(6,333)
Swap	Credit	Net realized loss on swap contracts	(342)	Net unrealized appreciation on swap contracts	—
			$47,173		$(21,939)

160	American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$234	Unrealized depreciation[1]	$1,039
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,976	Unrealized depreciation on open forward currency contracts	6,186
Forward currency	Currency	Receivables for closed forward currency contracts	53	Payables for closed forward currency contracts	66
Swap	Interest	Unrealized appreciation[1]	165	Unrealized depreciation[1]	704
Swap	Credit	Unrealized appreciation[1]	731	Unrealized depreciation[1]	—
			$5,159		$7,995

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$13,348	Net unrealized depreciation on futures contracts	$(5,076)
Forward currency	Currency	Net realized loss on forward currency contracts	(2,623)	Net unrealized depreciation on forward currency contracts	(9,128)
Swap	Interest	Net realized gain on swap contracts	1,160	Net unrealized depreciation on swap contracts	(590)
Swap	Credit	Net realized gain on swap contracts	365	Net unrealized appreciation on swap contracts	731
			$12,250		$(14,063)

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$192	Unrealized depreciation[1]	$33
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,578
			$192		$1,611

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(236)	Net unrealized appreciation on futures contracts	$159
Swap	Interest	Net realized loss on swap contracts	(268)	Net unrealized appreciation on swap contracts	224
Swap	Credit	Net realized loss on swap contracts	(718)	Net unrealized depreciation on swap contracts	(3,122)
			$(1,222)		$(2,739)

See end of tables for footnotes.

American Funds Insurance Series	161

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$746
Swap	Interest	Unrealized appreciation[1]	1,618	Unrealized depreciation[1]	4,450
			$1,618		$5,196

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$6,233	Net unrealized depreciation on futures contracts	$(2,645)
Swap	Interest	Net realized gain on swap contracts	1,047	Net unrealized depreciation on swap contracts	(4,026)
			$7,280		$(6,671)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$687	Unrealized depreciation[1]	$8,635
Swap	Interest	Unrealized appreciation[1]	25,927	Unrealized depreciation[1]	46,229
			$26,614		$54,864

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$85,989	Net unrealized depreciation on futures contracts	$(35,398)
Swap	Interest	Net realized loss on swap contracts	(7,749)	Net unrealized depreciation on swap contracts	(39,656)
			$78,240		$(75,054)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$61

162	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(111)	Net unrealized appreciation on futures contracts	$45
Futures	Equity	Net realized loss on futures contracts	(7,821)	Net unrealized depreciation on futures contracts	(4,022)
Futures	Interest	Net realized gain on futures contracts	2,121	Net unrealized depreciation on futures contracts	(1,975)
			$(5,811)		$(5,952)

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(228)	Net unrealized appreciation on futures contracts	$278
Futures	Equity	Net realized loss on futures contracts	(1,772)	Net unrealized depreciation on futures contracts	(882)
Futures	Interest	Net realized gain on futures contracts	754	Net unrealized depreciation on futures contracts	(645)
			$(1,246)		$(1,249)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$52

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(51)	Net unrealized appreciation on futures contracts	$30
Futures	Equity	Net realized loss on futures contracts	(7,602)	Net unrealized depreciation on futures contracts	(3,946)
Futures	Interest	Net realized gain on futures contracts	2,110	Net unrealized depreciation on futures contracts	(1,917)
			$(5,543)		$(5,833)

See end of tables for footnotes.

American Funds Insurance Series	163

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options	Equity	Investment securities from unaffiliated issuers[2]	$4,322	Investment securities from unaffiliated issuers[2]	$—
Futures	Equity	Unrealized appreciation[1]	1,045	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	375
			$5,367		$375

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on options purchased contracts[3]	$(21,805)	Net unrealized depreciation on options purchased contracts[4]	$(11,132)
Futures	Currency	Net realized loss on futures contracts	(698)	Net unrealized appreciation on futures contracts	497
Futures	Equity	Net realized loss on futures contracts	(15,325)	Net unrealized depreciation on futures contracts	(2,840)
Futures	Interest	Net realized gain on futures contracts	8,388	Net unrealized depreciation on futures contracts	(7,294)
			$(29,440)		$(20,769)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$525

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(252)	Net unrealized appreciation on futures contracts	$182
Futures	Equity	Net realized loss on futures contracts	(27,273)	Net unrealized depreciation on futures contracts	(17,157)
Futures	Interest	Net realized gain on futures contracts	9,662	Net unrealized depreciation on futures contracts	(8,873)
			$(17,863)		$(25,848)

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

164	American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Barclays Bank PLC	$131	$—	$—	$—	$131

Global Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Citibank	$137	$—	$—	$—	$137

International Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Bank of America	$11	$—	$—	$—	$11

See end of tables for footnote.

American Funds Insurance Series	165

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$16	$(16)	$—	$—	$—
Bank of New York Mellon	4	(1)	—	—	3
Citibank	23	(23)	—	—	—
Goldman Sachs	2	(2)	—	—	—
HSBC Bank	28	(28)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
Morgan Stanley	64	(3)	—	—	61
Standard Chartered Bank	34	(34)	—	—	—
UBS AG	1	(1)	—	—	—
Total	$173	$(109)	$—	$—	$64
Liabilities:
Bank of America	$53	$(16)	$—	$—	$37
Bank of New York Mellon	1	(1)	—	—	—
Citibank	55	(23)	—	—	32
Goldman Sachs	29	(2)	—	—	27
HSBC Bank	47	(28)	—	—	19
JPMorgan Chase	35	(1)	—	—	34
Morgan Stanley	3	(3)	—	—	—
Standard Chartered Bank	48	(34)	—	—	14
UBS AG	1	(1)	—	—	—
Total	$272	$(109)	$—	$—	$163

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of New York Mellon	$35	$—	$—	$—	$35
Citibank	1,789	—	—	(1,789)	—
Goldman Sachs	41	—	—	—	41
JPMorgan Chase	878	—	(825)	—	53
Total	$2,743	$—	$(825)	$(1,789)	$129
Liabilities:
Barclays Bank PLC	$1,226	$—	$(1,226)	$—	$—
HSBC Bank	1,355	—	(1,186)	—	169
Morgan Stanley	1,353	—	(1,156)	—	197
Total	$3,934	$—	$(3,568)	$—	$366

166	American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$273	$(273)	$—	$—	$—
Bank of New York Mellon	56	—	—	—	56
Barclays Bank PLC	181	—	—	—	181
Citibank	613	(613)	—	—	—
Goldman Sachs	745	(587)	—	—	158
HSBC Bank	489	(489)	—	—	—
JPMorgan Chase	104	(104)	—	—	—
Morgan Stanley	959	(244)	—	(715)	—
Standard Chartered Bank	559	(559)	—	—	—
UBS AG	50	(50)	—	—	—
Total	$4,029	$(2,919)	$—	$(715)	$395
Liabilities:
Bank of America	$1,002	$(273)	$(729)	$—	$—
Citibank	2,019	(613)	(1,406)	—	—
Goldman Sachs	587	(587)	—	—	—
HSBC Bank	931	(489)	(442)	—	—
JPMorgan Chase	778	(104)	(548)	—	126
Morgan Stanley	244	(244)	—	—	—
Standard Chartered Bank	590	(559)	(31)	—	—
UBS AG	101	(50)	—	—	51
Total	$6,252	$(2,919)	$(3,156)	$—	$177

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Insurance Series	167

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$13,148	$11,186	$76,916	$19,253	$25,462	$37,136
Undistributed long-term capital gains	194,055	273,289	738,170	—	16,027	104,256
Capital loss carryforward*	—	—	—	(149,822)	—	—
Gross unrealized appreciation on investments	2,976,734	1,338,057	12,680,487	2,723,168	1,025,046	2,435,492
Gross unrealized depreciation on investments	(115,480)	(165,363)	(176,640)	(296,533)	(51,959)	(319,251)
Net unrealized appreciation on investments	2,861,254	1,172,694	12,503,847	2,426,635	973,087	2,116,241
Cost of investments	3,973,424	3,535,026	16,026,368	7,663,533	2,790,816	7,160,691
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(1)	—	1	1	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,550	$238,333	$3,236	$1,926	$118,751	$17
Undistributed long-term capital gains	51,450	820,299	—	—	123,690	1,437
Capital loss carryforward*	—	—	(35,828)	(19,754)	—	—
Gross unrealized appreciation on investments	657,067	11,402,210	307,883	119,069	7,134,453	85,707
Gross unrealized depreciation on investments	(21,291)	(751,877)	(44,941)	(23,709)	(431,268)	(4,511)
Net unrealized appreciation on investments	635,776	10,650,333	262,942	95,360	6,703,185	81,196
Cost of investments	1,502,381	25,381,374	1,239,616	895,754	20,858,922	354,608
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	12

168	American Funds Insurance Series

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$101,879	$31,468	$12,900	$1,209	$737	$33,112
Undistributed long-term capital gains	42,007	8,412	—	390	—	16,400
Capital loss carryforward*	—	—	(190,113)	—	(1)	—
Capital loss carryforward utilized	159,206	3,784	—	6,175	—	52,033
Gross unrealized appreciation on investments	359,213	92,798	49,688	6,927	12	78,457
Gross unrealized depreciation on investments	(49,858)	(37,745)	(61,045)	(5,296)	(5)	(60,713)
Net unrealized appreciation (depreciation) on investments	309,355	55,053	(11,357)	1,631	7	17,744
Cost of investments	10,596,670	2,058,371	1,258,516	274,404	284,222	2,991,005
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	—	—	(2)	—	1

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$3,505	$1,934	$5,703	$33,307	$40,690
Undistributed long-term capital gains	21,766	1,312	10,865	118,369	105,973
Gross unrealized appreciation on investments	46,058	14,843	4,513	192,587	244,160
Gross unrealized depreciation on investments	(7,615)	(6,664)	(2,398)	(14,687)	(8,220)
Net unrealized appreciation on investments	38,443	8,179	2,115	177,900	235,940
Cost of investments	401,443	157,659	363,502	2,092,631	2,597,655

*	Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$31,022	$121,251	$152,273	$28,611	$134,884	$163,495
Class 1A	82	367	449	47	273	320
Class 2	40,119	204,481	244,600	41,238	251,323	292,561
Class 4	3,204	17,408	20,612	2,414	16,024	18,438
Total	$74,427	$343,507	$417,934	$72,310	$402,504	$474,814

See end of tables for footnote.

American Funds Insurance Series	169

Global Small Capitalization Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,009	$97,912	$125,921	$21,329	$55,968	$77,297
Class 1A	6	23	29	4	12	16
Class 2	28,406	119,280	147,686	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491
Total	$58,353	$226,399	$284,752	$49,083	$147,052	$196,135

Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$150,838	$964,757	$1,115,595	$88,940	$792,865	$881,805
Class 1A	193	1,290	1,483	76	634	710
Class 2	192,058	1,500,212	1,692,270	117,331	1,515,757	1,633,088
Class 3	2,713	20,442	23,155	1,723	20,248	21,971
Class 4	14,770	130,929	145,699	6,414	104,527	110,941
Total	$360,572	$2,617,630	$2,978,202	$214,484	$2,434,031	$2,648,515

International Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$85,943	$130,060	$216,003	$174,418	$165,915	$340,333
Class 1A	95	141	236	156	140	296
Class 2	59,246	104,778	164,024	136,977	146,986	283,963
Class 3	354	637	991	887	970	1,857
Class 4	4,496	8,870	13,366	9,465	10,556	20,021
Total	$150,134	$244,486	$394,620	$321,903	$324,567	$646,470

New World Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,315	$71,500	$94,815	$21,450	$54,023	$75,473
Class 1A	39	132	171	24	50	74
Class 2	8,693	34,958	43,651	8,194	26,593	34,787
Class 4	4,452	21,103	25,555	3,419	12,659	16,078
Total	$36,499	$127,693	$164,192	$33,087	$93,325	$126,412

170	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$118,657	$410,713	$529,370	$232,769	$299,947	$532,716
Class 1A	163	435	598	120	135	255
Class 2	60,118	238,793	298,911	134,358	186,318	320,676
Class 4	10,646	38,700	49,346	13,348	16,620	29,968
Total	$189,584	$688,641	$878,225	$380,595	$503,020	$883,615

Global Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$12,475	$27,971	$40,446	$16,289	$31,541	$47,830
Class 1A	33	66	99	28	53	81
Class 2	24,591	66,794	91,385	40,436	90,173	130,609
Class 4	2,298	5,970	8,268	2,682	5,789	8,471
Total	$39,397	$100,801	$140,198	$59,435	$127,556	$186,991

Growth-Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$455,391	$1,825,184	$2,280,575	$341,172	$1,049,641	$1,390,813
Class 1A	206	825	1,031	124	344	468
Class 2	272,097	1,260,360	1,532,457	241,470	886,942	1,128,412
Class 3	3,204	14,500	17,704	2,907	10,337	13,244
Class 4	21,474	103,934	125,408	15,471	58,501	73,972
Total	$752,372	$3,204,803	$3,957,175	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$41,626	$—	$41,626	$28,476	$—	$28,476
Class 1A	84	—	84	44	—	44
Class 2	8,726	—	8,726	5,865	—	5,865
Class 4	3,112	—	3,112	1,597	—	1,597
Total	$53,548	$—	$53,548	$35,982	$—	$35,982

See end of tables for footnote.

American Funds Insurance Series	171

Capital Income Builder

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$13,476	$—	$13,476	$9,421	$617	$10,038
Class 1A	126	—	126	66	3	69
Class 2	137	—	137	90	6	96
Class 4	10,875	—	10,875	9,550	762	10,312
Total	$24,614	$—	$24,614	$19,127	$1,388	$20,515

Asset Allocation Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$356,589	$816,841	$1,173,430	$386,982	$666,856	$1,053,838
Class 1A	189	416	605	147	263	410
Class 2	94,178	253,101	347,279	103,332	210,133	313,465
Class 3	608	1,581	2,189	686	1,413	2,099
Class 4	71,682	206,152	277,834	69,096	148,867	217,963
Total	$523,246	$1,278,091	$1,801,337	$560,243	$1,027,532	$1,587,775

Global Balanced Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,912	$3,479	$5,391	$1,808	$1,346	$3,154
Class 1A	28	61	89	30	25	55
Class 2	2,521	5,487	8,008	2,555	2,290	4,845
Class 4	954	2,492	3,446	804	842	1,646
Total	$5,415	$11,519	$16,934	$5,197	$4,503	$9,700

Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$177,855	$—	$177,855	$156,337	$8,915	$165,252
Class 1A	165	—	165	76	4	80
Class 2	90,796	—	90,796	88,266	5,217	93,483
Class 4	11,384	—	11,384	8,153	453	8,606
Total	$280,200	$—	$280,200	$252,832	$14,589	$267,421

Global Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$19,173	$—	$19,173	$25,210	$3,256	$28,466
Class 1A	7	—	7	9	1	10
Class 2	15,927	—	15,927	23,308	3,412	26,720
Class 4	649	—	649	816	118	934
Total	$35,756	$—	$35,756	$49,343	$6,787	$56,130

172	American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$33,304	$—	$33,304	$34,114	$—	$34,114
Class 1A	45	—	45	40	—	40
Class 2	41,753	—	41,753	43,382	—	43,382
Class 3	611	—	611	664	—	664
Class 4	3,353	—	3,353	1,733	—	1,733
Total	$79,066	$—	$79,066	$79,933	$—	$79,933

Mortgage Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$5,573	$—	$5,573	$4,938	$—	$4,938
Class 1A	12	—	12	15	—	15
Class 2	1,355	—	1,355	1,128	—	1,128
Class 4	585	—	585	424	—	424
Total	$7,525	$—	$7,525	$6,505	$—	$6,505

Ultra-Short Bond Fund

	Year ended December 31, 2019					Year ended December 31, 2018
				Total				Total
	Ordinary		Long-term	distributions		Ordinary	Long-term	distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$604		$—	$604		$561	$—	$561
Class 1A	—	*	—	—	*	—	—	—
Class 2	4,088		—	4,088		2,762	—	2,762
Class 3	59		—	59		41	—	41
Class 4	342		—	342		153	—	153
Total	$5,093		$—	$5,093		$3,517	$—	$3,517

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$31,700	$—	$31,700	$29,881	$—	$29,881
Class 1A	50	—	50	29	—	29
Class 2	26,790	—	26,790	24,431	—	24,431
Class 3	180	—	180	165	—	165
Class 4	2,241	—	2,241	1,313	—	1,313
Total	$60,961	$—	$60,961	$55,819	$—	$55,819

See end of tables for footnote.

American Funds Insurance Series	173

Managed Risk Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$61	$256	$317	$14	$135	$149
Class P2	3,581	26,324	29,905	1,397	20,395	21,792
Total	$3,642	$26,580	$30,222	$1,411	$20,530	$21,941

Managed Risk International Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11	$16	$27	$8	$1	$9
Class P2	2,974	4,795	7,769	2,681	738	3,419
Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$13	$40	$53	$15	$7	$22
Class P2	5,566	17,796	23,362	11,391	12,112	23,503
Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

Managed Risk Growth-Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$14,564	$14,505	$29,069	$42	$122	$164
Class P2	1,352	2,019	3,371	2,374	9,814	12,188
Total	$15,916	$16,524	$32,440	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$5	$65	$70	$31,787	$66,960	$98,747
Class P2	62,691	115,050	177,741	36,816	107,405	144,221
Total	$62,696	$115,115	$177,811	$68,603	$174,365	$242,968

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

174	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2019, total investment advisory services fees waived by CRMC were $2,880,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2019,	2019,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.322	.322
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.595	.595
Growth-Income Fund	.500	.219	.6	34.0	.256	.256
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.489	.486
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.475	.475
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

American Funds Insurance Series	175

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$458
Class 1A	$—	$17	2
Class 2	9,198	Not applicable	742
Class 4	793	793	66
Total class-specific expenses	$9,991	$810	$1,268

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$382
Class 1A	$—	$1	—	*
Class 2	5,652	Not applicable	454
Class 4	444	444	37
Total class-specific expenses	$6,096	$445	$873

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,999
Class 1A	$—	$35	3
Class 2	37,459	Not applicable	3,017
Class 3	369	Not applicable	41
Class 4	3,263	3,263	269
Total class-specific expenses	$41,091	$3,298	$5,329

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,031
Class 1A	$—	$15	1
Class 2	10,335	Not applicable	830
Class 3	45	Not applicable	5
Class 4	852	852	70
Total class-specific expenses	$11,232	$867	$1,937

176	American Funds Insurance Series

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$386
Class 1A	$—	$9	1
Class 2	2,312	Not applicable	187
Class 4	1,396	1,396	115
Total class-specific expenses	$3,708	$1,405	$689

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,058
Class 1A	$—	$16	1
Class 2	7,507	Not applicable	601
Class 4	1,239	1,239	105
Total class-specific expenses	$8,746	$1,255	$1,765

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$115
Class 1A	$—	$4	1
Class 2	3,318	Not applicable	267
Class 4	300	300	25
Total class-specific expenses	$3,618	$304	$408

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$3,919
Class 1A	$—	$22	2
Class 2	32,591	Not applicable	2,624
Class 3	273	Not applicable	30
Class 4	2,685	2,685	221
Total class-specific expenses	$35,549	$2,707	$6,796

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$217
Class 1A	$—	$5	—	*
Class 2	608	Not applicable	49
Class 4	213	213	18
Total class-specific expenses	$821	$218	$284

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$89
Class 1A	$—	$11	1
Class 2	12	Not applicable	1
Class 4	1,014	1,014	83
Total class-specific expenses	$1,026	$1,025	$174

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$3,332
Class 1A	$—	$22	2
Class 2	12,426	Not applicable	1,002
Class 3	57	Not applicable	6
Class 4	10,148	10,148	831
Total class-specific expenses	$22,631	$10,170	$5,173

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$26
Class 1A	$—	$5	—	*
Class 2	495	Not applicable	40
Class 4	205	206	17
Total class-specific expenses	$700	$211	$83

See end of tables for footnote.

American Funds Insurance Series	177

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,277
Class 1A	$—	$12	1
Class 2	8,877	Not applicable	715
Class 4	1,073	1,072	90
Total class-specific expenses	$9,950	$1,084	$2,083

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$212
Class 1A	$—	$1	—	*
Class 2	2,549	Not applicable	204
Class 4	113	113	10
Total class-specific expenses	$2,662	$114	$426

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$104
Class 1A	$—	$2	—	*
Class 2	1,696	Not applicable	135
Class 3	18	Not applicable	2
Class 4	141	141	12
Total class-specific expenses	$1,855	$143	$253

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$42
Class 1A	$—	$1	—	*
Class 2	143	Not applicable	12
Class 4	59	59	5
Total class-specific expenses	$202	$60	$59

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$6
Class 1A	$—	$ —*	—	*
Class 2	583	Not applicable	47
Class 3	6	Not applicable	1
Class 4	51	51	4
Total class-specific expenses	$640	$51	$58

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$288
Class 1A	$—	$5	—	*
Class 2	3,325	Not applicable	269
Class 3	16	Not applicable	2
Class 4	270	271	23
Total class-specific expenses	$3,611	$276	$582

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$10
Class P2	$974	974
Total class-specific expenses	$974	$984

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$1
Class P2	$398	398
Total class-specific expenses	$398	$399

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$1
Class P2	$877	877
Total class-specific expenses	$877	$878

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,623
Class P2	$647	647
Total class-specific expenses	$647	$5,270

178	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$5
Class P2	$6,739	6,739
Total class-specific expenses	$6,739	$6,744

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $74,000. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of		Total trustees’
Fund	Current fees	deferred amounts		compensation
Global Growth Fund	$31	$11		$42
Global Small Capitalization Fund	21	7		28
Growth Fund	130	45		175
International Fund	48	16		64
New World Fund	17	6		23
Blue Chip Income and Growth Fund	44	15		59
Global Growth and Income Fund	10	3		13
Growth-Income Fund	164	57		221
International Growth and Income Fund	7	2		9
Capital Income Builder	4	2		6
Asset Allocation Fund	127	43		170
Global Balanced Fund	2	1		3
Bond Fund	51	17		68
Global Bond Fund	11	3		14
High-Income Bond Fund	6	2		8
Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	15	5		20
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	8	4		12
Managed Risk Asset Allocation Fund	16	5		21

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

American Funds Insurance Series	179

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2019 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$24,083	$81,665	$14,006
Global Small Capitalization Fund	36,878	122,208	33,693
Growth Fund	268,036	905,939	9,860
International Fund	81,543	407,486	47,090
New World Fund	13,140	16,223	457
Blue Chip Income and Growth Fund	99,516	104,771	10,930
Global Growth and Income Fund	14,247	26,182	572
Growth-Income Fund	200,557	806,347	(8,638)
International Growth and Income Fund	10,521	12,522	(737)
Capital Income Builder	27,947	2,175	(137)
Asset Allocation Fund	404,052	977,305	(21,921)
Global Balanced Fund	1,871	906	(25)
Bond Fund	51,636	102,897	(719)
Global Bond Fund	4,273	1,394	(2)
High-Income Bond Fund	4,365	9,431	(2,079)

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2019.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122
Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

Year ended December 31, 2018

Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

180	American Funds Insurance Series

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032
Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$102,952	4,408

Year ended December 31, 2018

Class 1	$138,128	5,551	$76,990	2,920	$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$(49,079)	(1,969)

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375
Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$974,922	15,701

Year ended December 31, 2018

Class 1	$1,574,676	19,928	$879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

See end of tables for footnotes.

American Funds Insurance Series	181

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543
Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

Year ended December 31, 2018

Class 1	$987,191	47,885	$339,738	16,682	$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$(970,991)	(46,668)	$1,245,386	60,783

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985
Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

Year ended December 31, 2018

Class 1	$169,684	6,947	$75,282	3,139	$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$213,624	16,737	$525,212	41,913	$(484,978)	(37,271)	$253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519
Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$(890,185)	(68,613)	$429,824	36,440

Year ended December 31, 2018

Class 1	$189,059	13,527	$528,528	38,135	$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$(1,030,860)	(71,662)	$265,984	21,972

182	American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$43,801	2,986	$38,762	2,639	$(61,157)	(4,174)	$21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863
Total net increase (decrease)	$94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$(76,937)	(5,088)

Year ended December 31, 2018

Class 1	$105,981	7,092	$45,562	3,107	$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$90,220	6,582

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364
Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

Year ended December 31, 2018

Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

See end of tables for footnotes.

American Funds Insurance Series	183

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911
Total net increase (decrease)	$44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

Year ended December 31, 2018

Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742
Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Year ended December 31, 2018

Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585
Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

Year ended December 31, 2018

Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

184	American Funds Insurance Series

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$10,073	777	$5,390	408	$(9,768)	(718)	$5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019
Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Year ended December 31, 2018

Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$562,508	51,468	$176,372	15,842	$(614,303)	(56,025)	$124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216
Total net increase (decrease)	$849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$49,693	4,153

Year ended December 31, 2018

Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558
Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

Year ended December 31, 2018

Class 1	$126,990	10,666	$28,466	2,515	$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1	(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377	(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84	(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130	4,977	$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series	185

High-Income Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868
Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Year ended December 31, 2018

Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258
Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

Year ended December 31, 2018

Class 1	$17,819	1,730	$4,658	457	$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2	(111)	(11)	636	62
Class 2	4,682	456	1,128	111	(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41	(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225	611	$(87,334)	(8,476)	$(43,561)	(4,205)

186	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,753	856	$604		53		$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371
Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

Year ended December 31, 2018

Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$63,401	5,184	$31,462		2,550		$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469
Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$(368,613)	(30,109)	$(67,678)	(5,501)

Year ended December 31, 2018

Class 1	$67,360	5,655	$29,446		2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28		2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431		2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165		14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313		113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383		4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$2,619	201	$317		25		$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773
Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

Year ended December 31, 2018

Class P1	$1,861	140	$150		11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792		1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942		1,669		$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series	187

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$357	34	$27	3	$(140)	(14)	$244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)
Total net increase (decrease)	$7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Year ended December 31, 2018

Class P1	$321	30	$9	1	$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$547	46	$53	5	$(313)	(28)	$287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644
Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$6,553	667

Year ended December 31, 2018

Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$86,511	6,809	$29,069	2,244	$(82,465)	(6,312)	$33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919
Total net increase (decrease)	$114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$44,643	3,660

Year ended December 31, 2018

Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

188	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$626	47	$70	5	$(334)	(25)	$362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386
Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

Year ended December 31, 2018

Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Insurance Series	189

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2019 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$849,859	$2,016,867	$5,239,850	$2,829,700	$1,380,037	$3,114,494
Sales of investment securities*	1,161,452	1,978,561	6,056,342	2,959,294	1,201,958	3,287,588
Non-U.S. taxes paid on dividend income	6,906	2,961	8,895	15,544	3,090	740
Non-U.S. taxes (refunded) paid on interest income	—	9	—	—	24	—
Non-U.S. taxes (refunded) paid on realized gains	—	—	—	2	95	—
Non-U.S. taxes provided on unrealized gains	4,247	7,065	—	14,853	12,751	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$566,776	$8,540,898	$367,762	$617,629	$16,313,978	$256,445
Sales of investment securities*	665,217	8,266,596	406,434	454,046	15,144,557	250,980
Non-U.S. taxes paid on dividend income	3,365	11,677	3,815	1,062	7,745	315
Non-U.S. taxes (refunded) paid on interest income	—	(1)	—	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	—	515	152	—	—	8
Non-U.S. taxes provided on unrealized gains	2,362	600	10	—	104	27
Dividend income from affiliated issuers	—	3,592	—	—	5,398	—
Interest income from affiliated issuers	—	—	—	—	1,136	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$31,591,809	$2,815,896	$692,973	$924,220	$—	$5,774,305
Sales of investment securities*	33,147,847	2,894,376	734,772	1,047,226	74,850	6,141,505
Non-U.S. taxes (refunded) paid on interest income	(6)	416	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(2)	369	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	225	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$80,311	$12,427	$42,893	$303,447	$217,416
Sales of investment securities*	39,304	19,864	43,650	122,609	287,016
Dividend income from affiliated issuers	5,006	2,825	7,584	41,965	55,061

*	Excludes short-term securities and U.S. government obligations, if any.

190	American Funds Insurance Series

11. Ownership concentration

At December 31, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 33% and 12% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 24% of the outstanding shares of Global Balanced Fund.

American Funds Insurance Series	191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2019	$25.74	$.32	$8.60	$8.92	$(.41)	$(1.68)	$(2.09)	$32.57	35.61%	$2,515		.56%		1.07%
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
Class 1A:
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
Class 4:
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34

Global Small Capitalization Fund

Class 1:
12/31/2019	$21.75	$.12	$6.61	$6.73	$(.10)	$(1.58)	$(1.68)	$26.80	31.84%	$2,050		.75%		.48%
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
Class 1A:
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
Class 4:
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)

192	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2019	$69.96	$.83	$19.63	$20.46	$(.76)	$(8.44)	$(9.20)	$81.22	31.11%	$10,841	.35%		1.09%
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64	5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
Class 1A:
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46	5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
Class 3:
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51	5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
Class 4:
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29	5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2019	$17.66	$.30	$3.74	$4.04	$(.34)	$(.50)	$(.84)	$20.86	23.21%	$5,353	.54%		1.54%
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
Class 1A:
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
Class 3:
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
Class 4:
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88

New World Fund

Class 1:
12/31/2019	$20.98	$.28	$5.79	$6.07	$(.29)	$(.92)	$(1.21)	$25.84	29.47%	$2,129	.76%		1.18%
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19	(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
Class 1A:
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14	(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
Class 4:
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08	(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39

194	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2019	$12.38	$.30	$2.25	$2.55	$(.30)	$(1.07)	$(1.37)	$13.56	21.66%	$5,559		.42%		2.28%
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31	(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
Class 1A:
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27	(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
Class 4:
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24	(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75

Global Growth and Income Fund

Class 1:
12/31/2019	$13.02	$.31	$3.67	$3.98	$(.32)	$(.76)	$(1.08)	$15.92	31.39%	$625		.65%		2.08%
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36	(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
Class 1A:
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22	(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
Class 4:
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17	(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2019	$45.39	$1.00	$10.40	$11.40	$(.92)	$(5.16)	$(6.08)	$50.71	26.46%	$21,057	.29%		2.05%
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
Class 1A:
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
Class 3:
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
Class 4:
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25

International Growth and Income Fund

Class 1:
12/31/2019	$15.35	$.46	$3.03	$3.49	$(.47)	$(.19)	$(.66)	$18.18	23.06%	$1,140	.66%		2.73%
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42	(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
Class 1A:
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38	(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
Class 4:
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33	(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02

196	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2019	$9.37	$.32	$1.36	$1.68	$(.32)	$—	$(.32)	$10.73	18.16%	$533		.53%		3.17%
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
Class 1A:
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[10]	—	[7]	.46	[10]	3.12	[10]
Class 4:
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55

Asset Allocation Fund

Class 1:
12/31/2019	$21.29	$.51	$3.94	$4.45	$(.50)	$(1.19)	$(1.69)	$24.05	21.54%	$17,730		.29%		2.21%
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627		.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
Class 1A:
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11		.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154		.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
Class 3:
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32		.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
Class 4:
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493		.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2019	$11.67	$.24	$2.17	$2.41	$(.20)	$(.37)	$(.57)	$13.51	20.79%	$134		.72%		1.88%
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20	(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
Class 1A:
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18	(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
Class 4:
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06	(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58

Bond Fund

Class 1:
12/31/2019	$10.47	$.30	$.71	$1.01	$(.31)	$—	$(.31)	$11.17	9.70%	$6,481		.39%		2.76%
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
Class 1A:
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
Class 4:
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47

198	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2019	$11.42	$.31	$.61	$.92	$(.22)	$—	$(.22)	$12.12	8.08%	$1,077		.58%		2.60%
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
Class 1A:
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
Class 4:
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86

High-Income Bond Fund

Class 1:
12/31/2019	$9.34	$.67	$.52	$1.19	$(.66)	$—	$(.66)	$9.87	12.85%	$525		.51%		6.71%
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
Class 1A:
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
Class 3:
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
Class 4:
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2019	$10.30	$.24	$.30		$.54	$(.28)	$—	$(.28)	$10.56	5.30%	$210		.47%		2.26%
12/31/2018	10.47	.20	(.14)		.06	(.23)	—	(.23)	10.30	.58	209		.48		1.97
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
Class 1A:
12/31/2019	10.28	.22	.30		.52	(.25)	—	(.25)	10.55	5.09	1		.71		2.04
12/31/2018	10.46	.18	(.14)		.04	(.22)	—	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[7]	.70	[6]	1.38 [6]
Class 2:
12/31/2019	10.28	.21	.31		.52	(.26)	—	(.26)	10.54	5.04	56		.72		2.01
12/31/2018	10.45	.18	(.15)		.03	(.20)	—	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
Class 4:
12/31/2019	10.19	.18	.31		.49	(.24)	—	(.24)	10.44	4.80	28		.97		1.71
12/31/2018	10.38	.15	(.15)		— [8]	(.19)	—	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37

Ultra-Short Bond Fund

Class 1:
12/31/2019	$11.31	$.22	$—	[8]	$.22	$(.23)	$—	$(.23)	$11.30	1.92%	$30		.36%		1.92%
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
Class 1A:
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92 [10]	—	[7]	.37	[10]	1.90 [10]
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [10]	—	[7]	.35	[10]	1.60 [10]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,10]	—	[7]	.34	[6,10]	.69 [6,10]
Class 2:
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
Class 3:
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
Class 4:
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2019	$11.94	$.25	$.43	$.68	$(.28)	$—	$(.28)	$12.34	5.69%		$1,418		.37%		2.07%
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
Class 1A:
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
Class 3:
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
Class 4:
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/2019	$12.30	$.15	$2.44	$2.59	$(.19)	$(.92)	$(1.11)	$13.78	22.01%	$6		.42%		.37%		.73%		1.19%
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [10]	2		.42	[10]	.36	[10]	.70	[10]	.69	[10]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [10]	1		.50	[10]	.34	[10]	.68	[10]	.79	[10]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [10]	—	[7]	.53	[10]	.29	[10]	.63	[10]	.80	[10]
Class P2:
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31

Managed Risk International Fund

Class P1:
12/31/2019	$9.82	$.17	$1.54	$1.71	$(.20)	$(.32)	$(.52)	$11.01	17.91%[10]	$1		.41%[10]		.33%[10]		.84%[10]		1.64%[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[7]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [10]	—	[7]	.28	[10]	.20	[10]	.69	[10]	1.13	[10]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[10]	—	[7]	.39	[10]	.23	[10]	.74	[10]	1.15	[10]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[10]	—	[7]	.45	[10]	.21	[10]	.72	[10]	1.75	[10]
Class P2:
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83		.90		.66		1.17		1.30

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2019	$11.28	$.25	$1.28	$1.53	$(.20)	$(.60)	$(.80)	$12.01	14.14%[10]	$1		.38%[10]		.33%[10]		.74%[10]		2.14%[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[7]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [10]	—	[7]	.30	[10]	.25	[10]	.64	[10]	1.59	[10]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [10]	—	[7]	.43	[10]	.27	[10]	.67	[10]	1.83	[10]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[10]	—	[7]	.50	[10]	.27	[10]	.66	[10]	1.64	[10]
Class P2:
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57

Managed Risk Growth-Income Fund

Class P1:
12/31/2019	$11.73	$.22	$2.01	$2.23	$(.10)	$(.10)	$(.20)	$13.76	19.14%	$1,987		.42%		.37%		.67%		1.71%
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662		.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [10]	2		.44	[10]	.37	[10]	.66	[10]	1.61	[10]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [10]	1		.52	[10]	.36	[10]	.64	[10]	1.46	[10]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[10]	1		.56	[10]	.31	[10]	.59	[10]	2.17	[10]
Class P2:
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283		.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04

202	American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments	to average net assets after waivers/ reimburse- ments[12]	Net effective expense ratio[12,13]	Ratio of net income to average net assets[12]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2019	$12.23	$.26	$1.92	$2.18	$(.03)	$(.57)	$(.60)	$13.81	18.25%	$2	.41%	.36%	.65%	2.01%
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
Class P2:
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16

See end of tables for footnotes.

American Funds Insurance Series	203

Portfolio turnover rate for all share classes	Period ended December 31,
excluding mortgage dollar roll transactions[14,15]	2019	2018	2017	2016	2015
Capital Income Builder	44%	42%	59%	41%	38%
Asset Allocation Fund	47	34	39	43	28
Global Balanced Fund	60	30	28	43	36
Bond Fund	146	98	153	108	141
Global Bond Fund	110	78	74	70	88
Mortgage Fund	84	60	98	113	138
U.S. Government/AAA-Rated Securities Fund	103	76	120	273	352

Portfolio turnover rate for all share classes	Period ended December 31,
including mortgage dollar roll[14,15]	2019	2018	2017	2016	2015
Global Growth Fund	14%	25%	31%	27%	29%
Global Small Capitalization Fund	50	43	33	40	36
Growth Fund	21	35	24	26	20
International Fund	32	29	29	31	37
New World Fund	38	58	56	32	39
Blue Chip Income and Growth Fund	37	49	34	30	26
Global Growth and Income Fund	29	49	41	57	37
Growth-Income Fund	27	39	27	27	25
International Growth and Income Fund	28	38	51	32	35
Capital Income Builder Fund	72	98	88	53	128
Asset Allocation Fund	79	86	85	83	76
Global Balanced Fund	74	51	41	65	76
Bond Fund	373	514	502	375	434
Global Bond Fund	159	125	105	154	159
High-Income Bond Fund	58	67	78	89	66
Mortgage Fund	350	811	680	713	1103
U.S. Government/AAA-Rated Securities Fund	277	446	551	539	901
Ultra-Short Bond Fund	— [16]	— [16]	— [16]	— [11,16]	N/A
Managed Risk Growth Fund	10	7	25	15	16
Managed Risk International Fund	8	8	25	26	15
Managed Risk Blue Chip Income and Growth Fund	13	11	32	9	20
Managed Risk Growth-Income Fund	6	14	26	14	11
Managed Risk Asset Allocation Fund	8	12	1	3	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[13]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[14]	Refer to Note 5 for further information on mortgage dollar rolls.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 11, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series	205

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

206	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,116.96	$3.04	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,115.38	4.37	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,115.67	4.37	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,113.99	5.70	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,095.88	$4.01	.76%
Class 1 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 1A – actual return	1,000.00	1,094.41	5.28	1.00
Class 1A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 2 – actual return	1,000.00	1,094.51	5.33	1.01
Class 2 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 4 – actual return	1,000.00	1,093.20	6.65	1.26
Class 4 – assumed 5% return	1,000.00	1,018.85	6.41	1.26
Growth Fund
Class 1 – actual return	$1,000.00	$1,122.54	$1.93	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,121.15	3.26	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,121.13	3.26	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,121.54	2.89	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,119.60	4.59	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
International Fund
Class 1 – actual return	$1,000.00	$1,071.97	$2.87	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,070.89	4.18	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,070.65	4.18	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,071.19	3.81	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,069.66	5.48	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,085.93	$4.05	.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 1A – actual return	1,000.00	1,084.04	5.36	1.02
Class 1A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 2 – actual return	1,000.00	1,084.63	5.36	1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 – actual return	1,000.00	1,082.83	6.67	1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46	1.27

See end of tables for footnotes.

American Funds Insurance Series	207

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,094.67	$2.27	.43%
Class 1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 1A – actual return	1,000.00	1,094.36	3.59	.68
Class 1A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 – actual return	1,000.00	1,094.61	3.59	.68
Class 2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 – actual return	1,000.00	1,092.10	4.90	.93
Class 4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,099.74	$3.49	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,098.34	4.81	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,098.41	4.81	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,096.37	6.13	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,088.69	$1.53	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,087.42	2.84	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,087.19	2.84	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,087.79	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,085.97	4.15	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,071.75	$3.50	.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 1A – actual return	1,000.00	1,069.92	4.80	.92
Class 1A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 – actual return	1,000.00	1,069.79	4.80	.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 – actual return	1,000.00	1,068.59	6.10	1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,073.57	$2.82	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A – actual return	1,000.00	1,072.29	4.13	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	1,071.26	4.12	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 – actual return	1,000.00	1,071.03	5.43	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

208	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,084.13	$1.58	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,082.52	2.89	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,082.42	2.89	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,082.90	2.52	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,080.99	4.20	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,068.79	$3.86	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,067.15	5.11	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,067.14	5.16	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,065.63	6.46	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Bond Fund
Class 1 – actual return	$1,000.00	$1,027.08	$2.04	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,025.83	3.32	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,025.29	3.32	.65
Class 2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 – actual return	1,000.00	1,023.86	4.59	.90
Class 4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,013.93	$2.99	.59%
Class 1 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 1A – actual return	1,000.00	1,012.09	4.26	.84
Class 1A – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 2 – actual return	1,000.00	1,012.71	4.26	.84
Class 2 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 4 – actual return	1,000.00	1,011.15	5.53	1.09
Class 4 – assumed 5% return	1,000.00	1,019.71	5.55	1.09
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,027.67	$2.66	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,026.78	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,025.96	3.93	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 3 – actual return	1,000.00	1,027.04	3.58	.70
Class 3 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 4 – actual return	1,000.00	1,024.88	5.21	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02

See end of tables for footnotes.

American Funds Insurance Series	209

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,010.94	$2.48	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,010.25	3.75	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,009.74	3.75	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,008.46	5.01	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,008.13	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.13	2.08	.41
Class 1A – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 – actual return	1,000.00	1,007.15	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,007.58	2.88	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,006.17	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,009.49	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.69	3.19	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,008.33	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,008.76	2.84	.56
Class 3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,007.70	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88

210	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,093.69	$2.01	.38%	$3.85	.73%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.72	.73
Class P2 – actual return	1,000.00	1,092.56	3.32	.63	5.22	.99
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.04	.99
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,059.67	$1.71	.33%	$4.36	.84%
Class P1 – assumed 5% return	1,000.00	1,023.54	1.68	.33	4.28	.84
Class P2 – actual return	1,000.00	1,058.14	3.32	.64	5.91	1.14
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.80	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,070.42	$1.77	.34%	$3.86	.74%
Class P1 – assumed 5% return	1,000.00	1,023.49	1.73	.34	3.77	.74
Class P2 – actual return	1,000.00	1,069.12	3.34	.64	5.42	1.04
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.30	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.78	$1.88	.36%	$3.50	.67%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.41	.67
Class P2 – actual return	1,000.00	1,068.16	3.18	.61	4.80	.92
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.69	.92
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,077.11	$1.88	.36%	$3.40	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	1,075.10	3.19	.61	4.71	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	211

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

212	American Funds Insurance Series

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American Funds Insurance Series	213

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American Funds Insurance Series	215

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American Funds Insurance Series	217

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218	American Funds Insurance Series

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220	American Funds Insurance Series

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American Funds Insurance Series	221

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

222	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6] Director, Capital Group Investment Management Limited[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	223

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

224	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

Complete December 31, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Portfolio SeriesSM Annual report for the year ended December 31, 2019

Portfolios that invest
in global companies
for the long term

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For nearly 90 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2019. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2020 (unaudited):

	1 year	Lifetime (since 5/1/15)	Gross expense ratio	Net expense ratio

American Funds Global Growth Portfolio, Class 4	31.67%	9.10%	1.24%	1.19%
American Funds Growth and Income Portfolio, Class 4	19.57	6.85	0.97	0.97
American Funds Managed Risk Growth Portfolio, Class P2	19.26	6.33	1.08	1.03
American Funds Managed Risk Growth and Income Portfolio, Class P2	19.29	5.75	1.14	1.09
American Funds Managed Risk Global Allocation Portfolio, Class P2	20.44	5.05	1.27	1.22

Expense ratios are restated to reflect current fees. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Refer to the funds’ most recent prospectuses for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 31, 2019. Allocation percentages and underlying funds are subject to the Portfolio Solutions Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a hypothetical $10,000 investment

Investment portfolios

7	American Funds Global Growth Portfolio

8	American Funds Growth and Income Portfolio

10	American Funds Managed Risk Growth Portfolio

12	American Funds Managed Risk Growth and Income Portfolio

14	American Funds Managed Risk Global Allocation Portfolio

16	Financial statements

42	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, include Michelle J. Black, Samir Mathur, Wesley K. Phoa, John R. Queen, William L. Robbins and Andrew B. Suzman.

Global stocks generated the best one-year returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. The trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve and European Central Bank’s return to accommodative policies helped steer markets higher. Technology stocks posted the strongest returns for the year, driven by solid earnings reports from U.S. tech giants such as Apple, Microsoft and Facebook.

U.S. equities had their best annual gains since 2013, ending the year near all-time highs. Stocks rose steadily following the steep selloff in late 2018, posting positive gains in 10 of 12 months. The central bank cut its policy rate three times in 2019 amid concerns over slowing economic growth. Cyclical stocks generally outpaced defensive sectors, and large caps bested small caps. Government bonds advanced as central banks around the world cut interest rates in an effort to blunt the negative effects of a trade war. The Fed paused rate hikes for the first half of the year and cut three times in the second. At the close of December, the rate stood between 1.50% and 1.75%.

For the fiscal year, Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 31.49%. Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above3), returned 8.72%, while Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above3), gained 6.84%.

American Funds Global Growth Portfolio gained 31.67%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, increased 26.60%. The Morningstar U.S. Insurance World Large Stock Category Average5, a peer fund comparison for the insurance industry that includes portfolios that invest the majority of their assets in the

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

U.S., Europe and Japan (and typically have 20%–60% of assets in the U.S.), climbed 26.43%.

American Funds Growth and Income Portfolio increased 19.57%. The 70%/30% Blended Index6 rose 24.48%. The Morningstar U.S. Insurance 50% to 70% Equity Allocation Category Average5, a peer fund comparison for the insurance industry that includes funds that seek to provide both income and capital appreciation by investing in multiple asset classes including stocks, bonds and cash, returned 19.06%.

American Funds Managed Risk Growth Portfolio advanced 19.26%. In comparison, Standard & Poor’s 500 Managed Risk Index — Moderate7 gained 19.14%.

American Funds Managed Risk Growth and Income Portfolio climbed 19.29%, while Standard & Poor’s 500 Managed Risk Index — Moderate7 increased 19.14%.

American Funds Managed Risk Global Allocation Portfolio finished up 20.44%. In comparison, Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate7 advanced 19.60%.

Historically, stock markets have experienced periods of volatility. It is important to note that the managed risk portfolios employ a risk-management overlay. As such, they may lag in a strong market environment, but have been designed to buffer the effects of volatility and provide a measure of downside protection, particularly in instances of infrequent large drawdowns, which can be very beneficial to certain investors.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 14, 2020

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Source: Morningstar, Inc. © 2020 All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.
[6]	The 70%/30% Blended Index weights the total returns of the S&P 500 and Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages.
[7]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

The value of a hypothetical $10,000 investment

(for the year ended December 31, 2019, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns4 based on a $1,000 investment
(for the year ended December 31, 2019)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	31.67%	9.10%

Growth and Income Portfolio

Average annual total returns4 based on a $1,000 investment
(for the year ended December 31, 2019)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	19.57%	6.85%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

Managed Risk Growth Portfolio

Average annual total returns4 based on a $1,000 investment
(for the year ended December 31, 2019)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	19.26%	6.33%

Managed Risk Global Allocation Portfolio

Average annual total returns4 based on a $1,000 investment
(for the year ended December 31, 2019)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	20.44%	5.05%

Managed Risk Growth and Income Portfolio

Average annual total returns4 based on a $1,000 investment

(for the year ended December 31, 2019)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	19.29%	5.75%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: S&P Dow Jones Indices.
[3]	Source: Bloomberg Index Services.
[4]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio. Investment results shown reflect the waiver and reimbursement, without which the results would have been lower. This waiver and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Refer to the funds’ most recent prospectuses for details.
[5]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the managed risk strategy for the managed risk funds.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/19:
30.0%	Global Growth Fund
20.0%	New World Fund®
10.0%	Global Small Capitalization Fund
10.0%	Growth Fund
30.0%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) Funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12 months ended December 31, 2019, the fund’s shares had a return of 31.67%. All the underlying funds returned positive results, led by Global Growth Fund, Global Small Capitalization Fund and Global Growth and Income Fund.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/19:
15.0%	Growth Fund
20.0%	Growth-Income Fund
10.0%	Global Growth and Income Fund
25.0%	Capital Income Builder®
20.0%	Bond Fund
10.0%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2019, the fund’s shares had a return of 19.57%. All the underlying funds returned positive results, led by Global Growth and Income Fund, Growth Fund and Growth-Income Fund.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/19:
25.0%	Growth Fund
10.0%	Global Small Capitalization Fund
10.0%	International Fund
20.1%	Growth-Income Fund
10.0%	Blue Chip Income and Growth Fund
20.1%	Bond Fund
4.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the 12 months ended December 31, 2019, the fund’s shares had a return of 19.26%. All the underlying funds returned positive results, led by Global Small Capitalization Fund, Growth Fund and Growth-Income Fund.

See page 6 for footnotes.

American Funds Insurance Series – Portfolio Series	5

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/19:
15.3%	Growth Fund
20.4%	Global Growth and Income Fund
20.4%	Growth-Income Fund
25.4%	Capital Income Builder®
7.6%	Global Bond Fund
7.6%	Bond Fund
3.3%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2019, the fund’s shares had a return of 19.29%. All the underlying funds returned positive results, led by Global Growth and Income Fund, Growth Fund and Growth-Income Fund.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/19:
15.1%	Global Growth Fund
10.0%	International Fund
20.1%	Global Growth and Income Fund
9.9%	Asset Allocation Fund
25.0%	Global Balanced Fund
15.1%	Global Bond Fund
4.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds.

For the 12 months ended December 31, 2019, the fund’s shares had a return of 20.44%. All the underlying funds returned positive results, led by Global Growth Fund, Global Growth and Income Fund and International Fund.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It also may include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

6	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio December 31, 2019

Growth funds 70.04%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	501,745	$16,342
American Funds Insurance Series - New World Fund, Class 1	420,394	10,863
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	203,535	5,455
American Funds Insurance Series - Growth Fund, Class 1	66,914	5,435

Total growth funds (cost: $32,966,000)		38,095

Growth-and-income funds 30.05%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,026,415	16,340

Total growth-and-income funds (cost: $14,620,000)		16,340
Total investment securities 100.09% (cost: $47,586,000)		54,435
Other assets less liabilities (0.09)%		(51)

Net assets 100.00%		$54,384

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 70.04%
American Funds Insurance Series - Global Growth Fund, Class 1	414,266	152,719	65,240	501,745	$(32)	$3,182	$200	$16,342
American Funds Insurance Series - New World Fund, Class 1	338,771	127,418	45,795	420,394	(8)	1,847	118	10,863
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	163,807	75,263	35,535	203,535	(19)	954	19	5,455
American Funds Insurance Series - Growth Fund, Class 1	51,065	24,838	8,989	66,914	(14)	699	49	5,435
								38,095
Growth-and-income funds 30.05%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	819,083	331,295	123,963	1,026,415	(63)	2,716	323	16,340
Total 100.09%					$(136)	$9,398	$709	$54,435

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	7

American Funds Growth and Income Portfolio

Investment portfolio December 31, 2019

Growth funds 15.02%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	474,591	$38,546

Total growth funds (cost: $34,074,000)		38,546

Growth-and-income funds 30.03%
American Funds Insurance Series - Growth-Income Fund, Class 1	1,013,452	51,392
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,614,347	25,701

Total growth-and-income funds (cost: $70,368,000)		77,093

Equity-income and Balanced funds 25.02%
American Funds Insurance Series - Capital Income Builder, Series 1	5,986,989	64,240

Total equity-income and balanced funds (cost: $59,395,000)		64,240

Fixed income funds 30.01%
American Funds Insurance Series - Bond Fund, Class 1	4,595,645	51,333
American Funds Insurance Series - Global Bond Fund, Class 1	2,120,840	25,705

Total fixed income funds (cost: $75,024,000)		77,038
Total investment securities 100.08% (cost: $238,861,000)		256,917
Other assets less liabilities (0.08)%		(203)

Net assets 100.00%		$256,714

8	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 15.02%
American Funds Insurance Series - Growth Fund, Class 1	357,569	159,634	42,612	474,591	$(62)	$5,044	$342	$38,546

Growth-and-income funds 30.03%
American Funds Insurance Series - Growth-Income Fund, Class 1	735,529	334,622	56,699	1,013,452	(109)	4,876	889	51,392
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,267,630	469,734	123,017	1,614,347	(122)	4,283	505	25,701
								77,093
Equity-income and Balanced funds 25.02%
American Funds Insurance Series - Capital Income Builder, Class 1	4,458,865	1,748,721	220,597	5,986,989	(25)	7,068	1,695	64,240

Fixed income funds 30.01%
American Funds Insurance Series - Bond Fund, Class 1	3,282,224	1,556,346	242,925	4,595,645	(54)	2,527	1,327	51,333
American Funds Insurance Series - Global Bond Fund, Class 1	1,528,939	644,903	53,002	2,120,840	(3)	1,179	418	25,705
								77,038
Total 100.08%					$(375)	$24,977	$5,176	$256,917

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2019

Growth funds 45.06%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,544,435	$369,099
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	5,511,249	147,702
American Funds Insurance Series – International Fund, Class 1	7,062,821	147,330

Total growth funds (cost: $586,318,000)		664,131

Growth-and-income funds 30.11%
American Funds Insurance Series – Growth-Income Fund, Class 1	5,844,466	296,373
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	10,870,297	147,401

Total growth-and-income funds (cost: $417,845,000)		443,774

Fixed income funds 20.05%
American Funds Insurance Series – Bond Fund, Class 1	26,459,809	295,556

Total fixed income funds (cost: $288,340,000)		295,556

Short-term securities 4.83%
Government Cash Management Fund 1.51%[1]	71,151,884	71,152

Total short-term securities (cost: $71,152,000)		71,152
Total investment securities 100.05% (cost: $1,363,655,000)		1,474,613
Other assets less liabilities (0.05)%		(719)

Net assets 100.00%		$1,473,894

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	660	March 2020	$66,000		$78,282		$(212)

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 45.06%
American Funds Insurance Series – Growth Fund, Class 1	3,900,112	1,011,909	367,586	4,544,435	$3,635	$46,197	$3,316	$369,099
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	4,924,077	896,439	309,267	5,511,249	(206)	26,619	535	147,702
American Funds Insurance Series – International Fund, Class 1	6,058,851	1,278,697	274,727	7,062,821	221	20,602	2,332	147,330
								664,131
Growth-and-income funds 30.11%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,765,212	1,285,228	205,974	5,844,466	300	28,491	5,162	296,373
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	8,642,917	2,524,998	297,618	10,870,297	(54)	11,986	3,082	147,401
								443,774
Fixed income funds 20.05%
American Funds Insurance Series – Bond Fund, Class 1	21,057,734	7,042,905	1,640,830	26,459,809	334	15,509	7,758	295,556
Total 95.22%					$4,230	$149,404	$22,185	$1,403,461

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2019

Growth funds 15.29%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,426,184	$197,055

Total growth funds (cost: $172,621,000)		197,055

Growth-and-income funds 40.79%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	16,522,951	263,045
American Funds Insurance Series – Growth-Income Fund, Class 1	5,175,228	262,436

Total growth-and-income funds (cost: $469,936,000)		525,481

Equity-income and Balanced funds 25.45%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	30,554,859	327,853

Total equity-income and balanced funds (cost: $302,150,000)		327,853

Fixed income funds 15.24%
American Funds Insurance Series – Global Bond Fund, Class 1	8,110,354	98,298
American Funds Insurance Series – Bond Fund, Class 1	8,779,705	98,069

Total fixed income funds (cost: $191,165,000)		196,367

Short-term securities 3.29%
Government Cash Management Fund 1.51%[1]	42,325,177	42,325

Total short-term securities (cost: $42,325,000)		42,325
Total investment securities 100.06% (cost: $1,178,197,000)		1,289,081
Other assets less liabilities (0.06)%		(767)

Net assets 100.00%		$1,288,314

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	394	March 2020	$39,400		$46,732		$(167)

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 15.29%
American Funds Insurance Series – Growth Fund, Class 1	2,122,993	494,155	190,964	2,426,184	$1,580	$25,042	$1,774	$197,055

Growth-and-income funds 40.79%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	15,008,970	2,417,521	903,540	16,522,951	1,705	43,390	5,208	263,045
American Funds Insurance Series – Growth-Income Fund, Class 1	4,331,416	1,009,578	165,766	5,175,228	408	25,351	4,575	262,436
								525,481
Equity-income and Balanced funds 25.45%
American Funds Insurance Series – Capital Income Builder, Class 1	25,927,865	4,990,467	363,473	30,554,859	215	37,648	9,050	327,853

Fixed income funds 15.24%
American Funds Insurance Series – Global Bond Fund, Class 1	6,567,342	1,898,592	355,580	8,110,354	142	4,758	1,639	98,298
American Funds Insurance Series – Bond Fund, Class 1	7,154,050	2,161,950	536,295	8,779,705	4	5,240	2,556	98,069
								196,367
Total 96.77%					$4,054	$141,429	$24,802	$1,246,756

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	13

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2019

Growth funds 25.07%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	1,965,772	$64,025
American Funds Insurance Series – International Fund, Class 1	2,030,948	42,366

Total growth funds (cost: $94,708,000)		106,391

Growth-and-income funds 20.16%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	5,374,576	85,563

Total growth-and-income funds (cost: $77,039,000)		85,563

Asset allocation funds 9.96%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,756,934	42,254

Total asset allocation funds (cost: $39,489,000)		42,254

Equity-income and Balanced funds 25.02%
American Funds Insurance Series – Global Balanced Fund, Class 1	7,858,698	106,171

Total equity-income and balanced funds (cost: $95,316,000)		106,171

Fixed income funds 15.07%
American Funds Insurance Series – Global Bond Fund, Class 1	5,278,411	63,975

Total fixed income funds (cost: $62,237,000)		63,975

Short-term securities 4.77%
Government Cash Management Fund 1.51%[1]	20,232,381	20,232

Total short-term securities (cost: $20,232,000)		20,232
Total investment securities 100.05% (cost: $389,021,000)		424,586
Other assets less liabilities (0.05)%		(201)

Net assets 100.00%		$424,385

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	189	March 2020	$18,900		$22,417		$(81)

14	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 25.07%
American Funds Insurance Series – Global Growth Fund, Class 1	1,885,673	288,546	208,447	1,965,772	$890	$12,386	$788	$64,025
American Funds Insurance Series – International Fund, Class 1	1,821,293	366,354	156,699	2,030,948	213	5,994	672	42,366
								106,391

Growth-and-income funds 20.16%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	4,971,241	771,626	368,291	5,374,576	931	14,097	1,699	85,563

Asset allocation funds 9.96%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,504,731	294,481	42,278	1,756,934	105	4,406	838	42,254

Equity-income and Balanced funds 25.02%
American Funds Insurance Series – Global Balanced Fund, Class 1	6,949,481	1,092,062	182,845	7,858,698	389	12,890	1,511	106,171

Fixed income funds 15.07%
American Funds Insurance Series – Global Bond Fund, Class 1	4,381,941	1,290,793	394,323	5,278,411	95	3,181	1,078	63,975
Total 95.28%					$2,623	$52,954	$6,586	$404,354

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	15

Financial statements

Statements of assets and liabilities
at December 31, 2019	(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—	$71,152	$42,325	$20,232
	Affiliated issuers	54,435		256,917	1,403,461	1,246,756	404,354
	Cash collateral pledged for futures contracts	—		—	508	303	145
	Receivables for:
	Sales of investments	74		205	212	—	—
	Sales of fund’s shares	—	*	472	73	365	107
	Dividends and interest	—		—	93	58	28

		54,509		257,594	1,475,499	1,289,807	424,866
	Liabilities:
	Payables for:
	Purchases of investments	—		470	66	333	96
	Repurchases of fund’s shares	74		207	226	14	6
	Investment advisory services	—		—	123	107	35
	Insurance administrative fees	32		150	870	763	252
	Services provided by related parties	19		52	299	261	86
	Trustees’ deferred compensation	—	*	1	6	6	2
	Variation margin on futures contracts	—		—	15	9	4
		125		880	1,605	1,493	481
	Net assets at December 31, 2019	$54,384		$256,714	$1,473,894	$1,288,314	$424,385

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$44,740		$228,010	$1,297,880	$1,130,191	$373,825
	Total distributable earnings	9,644		28,704	176,014	158,123	50,560
	Net assets at December 31, 2019	$54,384		$256,714	$1,473,894	$1,288,314	$424,385

	Investment securities, at cost:
	Unaffiliated issuers	$—		$—	$71,152	$42,325	$20,232
	Affiliated issuers	47,586		238,861	1,292,503	1,135,872	368,789

	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$54,384		$256,714
	Shares outstanding	4,075		21,165	Not applicable	Not applicable	Not applicable
	Net asset value per share	$13.35		$12.13
Class P2:	Net assets				$1,473,894	$1,288,314	$424,385
	Shares outstanding	Not applicable		Not applicable	126,916	111,587	36,577
	Net asset value per share				$11.61	$11.55	$11.60

*	Amount less than one thousand.

See notes to financial statements.

16	American Funds Insurance Series – Portfolio Series

Statements of operations
for the year ended December 31, 2019	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends:
Unaffiliated issuers	$—		$—		$917	$866	$267
Affiliated issuers	709		5,176		22,185	24,802	6,586
	709		5,176		23,102	25,668	6,853
Fees and expenses:
Investment advisory services	—		—		1,909	1,694	562
Distribution services	116		530		3,181	2,822	936
Insurance administrative services	116		530		3,181	2,822	936
Transfer agent services	—	*	—	*	— *	— *	— *
Accounting and administrative services	—		—		71	68	53
Reports to shareholders	2		6		33	29	11
Registration statement and prospectus	4		9		44	37	18
Trustees’ compensation	—	*	1		8	8	2
Auditing and legal	19		19		17	17	16
Custodian	6		6		11	11	11
Other	20		—	*	1	1	1
Total fees and expenses before waivers/reimbursements	283		1,101		8,456	7,509	2,546
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		636	564	187
Miscellaneous fee reimbursements	23		—		—	—	1
Total waivers/reimbursements of fees and expenses	23		—		636	564	188
Total fees and expenses after waivers/reimbursements	260		1,101		7,820	6,945	2,358
Net investment income	449		4,075		15,282	18,723	4,495
Net realized gain and unrealized appreciation:
Net realized (loss) gain on:
Investments in affiliated issuers	(136)		(375)		4,230	4,054	2,623
Futures contracts	—		—		(12,107)	(7,590)	(919)
Currency transactions	—		—		44	40	8
Capital gain distributions received from affiliated issuers	2,596		8,474		79,836	51,791	12,481
	2,460		8,099		72,003	48,295	14,193
Net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	9,398		24,977		149,404	141,429	52,954
Futures contracts	—		—		(14,117)	(11,368)	(2,602)
	9,398		24,977		135,287	130,061	50,352
Net realized gain and unrealized appreciation	11,858		33,076		207,290	178,356	64,545
Net increase in net assets resulting from operations	$12,307		$37,151		$222,572	$197,079	$69,040

*	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	17

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$449	$245	$4,075	$2,855	$15,282	$10,791
Net realized gain	2,460	2,153	8,099	5,620	72,003	43,262
Net unrealized appreciation (depreciation)	9,398	(6,338)	24,977	(15,194)	135,287	(102,297)
Net increase (decrease) in net assets resulting from operations	12,307	(3,940)	37,151	(6,719)	222,572	(48,244)

Distributions paid to shareholders	(2,363)	(1,014)	(8,978)	(6,019)	(67,119)	(41,982)

Net capital share transactions	8,900	10,636	60,170	46,992	245,000	260,046

Total increase in net assets	18,844	5,682	88,343	34,254	400,453	169,820

Net assets:
Beginning of year	35,540	29,858	168,371	134,117	1,073,441	903,621
End of year	$54,384	$35,540	$256,714	$168,371	$1,473,894	$1,073,441

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018
Operations:
Net investment income	$18,723	$14,499	$4,495	$3,931
Net realized gain	48,295	29,949	14,193	10,447
Net unrealized appreciation (depreciation)	130,061	(93,375)	50,352	(39,571)
Net increase (decrease) in net assets resulting from operations	197,079	(48,927)	69,040	(25,193)

Distributions paid to shareholders	(55,668)	(38,256)	(16,130)	(6,441)

Net capital share transactions	173,167	209,432	46,894	105,547

Total increase in net assets	314,578	122,249	99,804	73,913

Net assets:
Beginning of year	973,736	851,487	324,581	250,668
End of year	$1,288,314	$973,736	$424,385	$324,581

See notes to financial statements.

18	American Funds Insurance Series – Portfolio Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (the “funds”), including five funds in the series covered in this report. The other 29 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and six funds in the series are covered in the American Funds Insurance Series — Target Date Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund in the American Funds Insurance Series – Portfolio Series are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

American Funds Insurance Series – Portfolio Series	19

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At December 31, 2019, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

20	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by a fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

Underlying fund risks — Because a fund’s investments consist of underlying funds, a fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. The value of the underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in

American Funds Insurance Series – Portfolio Series	21

calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential

22	American Funds Insurance Series – Portfolio Series

loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

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Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $126,301,000, $108,215,000 and $17,775,000, respectively.

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The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and the effect on each fund’s statement of operations resulting from the managed risk funds’ use of futures contracts as of December 31, 2019 (dollars in thousands):

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	Unrealized depreciation*	$212

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(623)	Net unrealized appreciation on futures contracts	$480
Futures	Equity	Net realized loss on futures contracts	(17,129)	Net unrealized depreciation on futures contracts	(9,225)
Futures	Interest	Net realized gain on futures contracts	5,645	Net unrealized depreciation on futures contracts	(5,372)
			$(12,107)		$(14,117)

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	Unrealized depreciation*	$167

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(693)	Net unrealized appreciation on futures contracts	$550
Futures	Equity	Net realized loss on futures contracts	(12,047)	Net unrealized depreciation on futures contracts	(7,392)
Futures	Interest	Net realized gain on futures contracts	5,150	Net unrealized depreciation on futures contracts	(4,526)
			$(7,590)		$(11,368)

American Funds Insurance Series – Portfolio Series	25

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	Unrealized depreciation*	$81

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(294)	Net unrealized appreciation on futures contracts	$244
Futures	Equity	Net realized loss on futures contracts	(1,894)	Net unrealized depreciation on futures contracts	(1,708)
Futures	Interest	Net realized gain on futures contracts	1,269	Net unrealized depreciation on futures contracts	(1,138)
			$(919)		$(2,602)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

Collateral — Funds that invest in futures contracts participate in a collateral program. The program calls for each fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

26	American Funds Insurance Series – Portfolio Series

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Undistributed ordinary income	$527	$3,052	$16,919	$13,883	$4,496
Undistributed long-term capital gains	2,499	8,130	54,508	35,238	11,706
Gross unrealized appreciation on investments	6,618	17,522	111,171	111,050	35,647
Gross unrealized depreciation on investments	—	—	(6,583)	(2,048)	(1,289)
Net unrealized appreciation on investments	6,618	17,522	104,588	109,002	34,358
Cost of investments	47,817	239,395	1,369,813	1,179,912	390,147
Reclassification from (to) total distributable earnings from capital paid in on shares of beneficial interest	(1)	(1)	—	—	—

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$347	$2,016	$2,363	$454	$560	$1,014

Growth and Income Portfolio

	Year ended December 31, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$3,669	$5,309	$8,978	$2,701	$3,318	$6,019

Managed Risk Growth Portfolio

	Year ended December 31, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$15,501	$51,618	$67,119	$12,573	$29,409	$41,982

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$18,256	$37,412	$55,668	$15,105	$23,151	$38,256

American Funds Insurance Series – Portfolio Series	27

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$4,944	$11,186	$16,130	$2,830	$3,611	$6,441

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2019, total investment advisory services fees waived by CRMC were $1,387,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. Prior to July 1, 2019, CRMC received administrative services fees at the annual rate of 0.01% of daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series. The series board of trustees authorized the underlying funds to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of daily net assets for its provision of administrative services.

28	American Funds Insurance Series – Portfolio Series

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of Global Growth Portfolio and Managed Risk Global Allocation Portfolio. Miscellaneous expenses exclude investment advisory services and distribution services fees. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $24,000. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

			Reinvestments of
	Sales		distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 4	$12,836	1,062	$2,363	199	$(6,299)	(514)	$8,900	747

Year ended December 31, 2018

Class 4	$13,835	1,138	$1,014	83	$(4,213)	(346)	$10,636	875

Growth and Income Portfolio

			Reinvestments of
	Sales		distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 4	$65,000	5,668	$8,978	792	$(13,808)	(1,200)	$60,170	5,260

Year ended December 31, 2018

Class 4	$49,508	4,353	$6,019	537	$(8,535)	(752)	$46,992	4,138

American Funds Insurance Series – Portfolio Series	29

Managed Risk Growth Portfolio
			Reinvestments of
	Sales		distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P2	$202,246	18,442	$67,119	6,291	$(24,365)	(2,226)	$245,000	22,507

Year ended December 31, 2018

Class P2	$241,331	21,764	$41,982	3,782	$(23,267)	(2,104)	$260,046	23,442

Managed Risk Growth and Income Portfolio

			Reinvestments of
	Sales		distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P2	$150,357	13,776	$55,668	5,193	$(32,858)	(3,009)	$173,167	15,960

Year ended December 31, 2018

Class P2	$193,826	17,670	$38,256	3,541	$(22,650)	(2,083)	$209,432	19,128

Managed Risk Global Allocation Portfolio

			Reinvestments of
	Sales		distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P2	$47,167	4,329	$16,130	1,516	$(16,403)	(1,515)	$46,894	4,330

Year ended December 31, 2018

Class P2	$109,675	9,938	$6,441	591	$(10,569)	(986)	$105,547	9,543

9. Investment transactions

Each fund made purchases and sales of investment securities during the year ended December 31, 2019, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$16,062	$76,862	$292,254	$216,849	$63,244
Sales of investment securities*	6,458	13,435	73,143	48,967	23,073

*	Excludes short-term securities and U.S. government obligations, if any.

30	American Funds Insurance Series – Portfolio Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net income to average net assets[2]

Global Growth Portfolio

Class 4:
12/31/2019	$10.68	$.12	$3.18	$3.30	$(.09)	$(.54)	$(.63)	$13.35	31.67%	$54	.61%		.56%		1.18%		.97%
12/31/2018	12.17	.08	(1.22)	(1.14)	(.12)	(.23)	(.35)	10.68	(9.77)	36	.59		.58		1.20		.69
12/31/2017	9.77	.12	2.59	2.71	(.06)	(.25)	(.31)	12.17	28.11	30	.62		.56		1.18		1.05
12/31/2016	9.45	.12	.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/2015[5,6]	10.00	.12	(.67)	(.55)	—	—	—	9.45	(5.50)[7]	6	1.02	[8]	.58	[8]	1.20	[8]	1.91	[8]

Growth and Income Portfolio

Class 4:
12/31/2019	$10.59	$.22	$1.81	$2.03	$(.19)	$(.30)	$(.49)	$12.13	19.57%	$257	.52%		.52%		.96%		1.92%
12/31/2018	11.40	.20	(.58)	(.38)	(.16)	(.27)	(.43)	10.59	(3.51)	168	.53		.53		.97		1.81
12/31/2017	10.13	.17	1.38	1.55	(.13)	(.15)	(.28)	11.40	15.43	134	.53		.53		.97		1.59
12/31/2016	9.61	.23	.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/2015[5,6]	10.00	.20	(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[7]	15	.79	[8]	.58	[8]	1.05	[8]	3.14	[8]

Managed Risk Growth Portfolio

Class P2:
12/31/2019	$10.28	$.13	$1.80	$1.93	$(.14)	$(.46)	$(.60)	$11.61	19.26%	$1,474	.66%		.61%		1.02%		1.20%
12/31/2018	11.16	.12	(.53)	(.41)	(.14)	(.33)	(.47)	10.28	(3.98)	1,073	.66		.61		1.00		1.06
12/31/2017	9.76	.10	1.63	1.73	(.09)	(.24)	(.33)	11.16	18.00	904	.68		.63		1.03		.95
12/31/2016	9.39	.11	.26	.37	— [9]	—	— [9]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/2015[5,6]	10.00	.18	(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[7]	254	.86	[8]	.61	[8]	1.01	[8]	2.77	[8]

Managed Risk Growth and Income Portfolio

Class P2:
12/31/2019	$10.18	$.18	$1.74	$1.92	$(.18)	$(.37)	$(.55)	$11.55	19.29%	$1,288	.67%		.62%		1.08%		1.66%
12/31/2018	11.13	.17	(.67)	(.50)	(.17)	(.28)	(.45)	10.18	(4.72)	974	.66		.61		1.07		1.54
12/31/2017	9.68	.15	1.44	1.59	(.12)	(.02)	(.14)	11.13	16.55	851	.68		.63		1.08		1.38
12/31/2016	9.36	.16	.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/2015[5,6]	10.00	.18	(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[7]	231	.86	[8]	.61	[8]	1.08	[8]	2.85	[8]

Managed Risk Global Allocation Portfolio

Class P2:
12/31/2019	$10.07	$.13	$1.89	$2.02	$(.15)	$(.34)	$(.49)	$11.60	20.44%	$424	.68%		.63%		1.20%		1.20%
12/31/2018	11.04	.14	(.88)	(.74)	(.10)	(.13)	(.23)	10.07	(6.90)	325	.68		.63		1.20		1.27
12/31/2017	9.34	.10	1.67	1.77	(.07)	—	(.07)	11.04	19.03	251	.70		.63		1.19		.94
12/31/2016	9.24	.10	— [9]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/2015[5,6]	10.00	.14	(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[7]	65	.90	[8]	.56	[8]	1.13	[8]	2.22	[8]

See next page for footnotes.

American Funds Insurance Series – Portfolio Series	31

Financial highlights (continued)

	Year ended December 31,				For the period ended
Portfolio turnover rate	2019	2018	2017	2016	December 31, 2015[5,6,7]
Global Growth Portfolio	14%	12%	10%	17%	32%
Growth and Income Portfolio	6	5	10	18	10
Managed Risk Growth Portfolio	6	4	7	6	4
Managed Risk Growth and Income Portfolio	5	4	10	3	4
Managed Risk Global Allocation Portfolio	6	3	8	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees and/or reimbursed a portion of miscellaneous fees and expenses.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period May 1, 2015, commencement of operations, through December 31, 2015.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.

32	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 14, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series – Portfolio Series	33

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	American Funds Insurance Series – Portfolio Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,101.48	$3.18	.60%	$6.46	1.22%
Class 4 – assumed 5% return	1,000.00	1,022.18	3.06	.60	6.21	1.22
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,068.96	$2.71	.52%	$5.01	.96%
Class 4 – assumed 5% return	1,000.00	1,022.58	2.65	.52	4.89	.96
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$1,073.95	$3.24	.62%	$5.33	1.02%
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.19	1.02
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$1,074.25	$3.24	.62%	$5.65	1.08%
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.50	1.08
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$1,070.11	$3.34	.64%	$6.26	1.20%
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	6.11	1.20

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	35

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

36	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	41

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

42	American Funds Insurance Series – Portfolio Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6] Director, Capital Group Investment Management Limited[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series – Portfolio Series	43

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

44	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Target Date Series Introductory report for the period ended December 31, 2019

Offering variable
annuity investors
objective-based
retirement funds

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

Depending on the proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, each fund seeks to balance total return and stability over time.

American Funds, by Capital Group, is one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown are for past periods and are not predictive of future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2019. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2020 (unaudited):

Class 4 shares	Average annual total returns Lifetime*	Gross expense ratio	Net expense ratio

American Funds® IS 2035 Target Date Fund	2.70%	0.93%	0.92%
American Funds® IS 2030 Target Date Fund	2.28	0.91	0.90
American Funds® IS 2025 Target Date Fund	1.98	0.89	0.88
American Funds® IS 2020 Target Date Fund	1.68	0.87	0.86
American Funds® IS 2015 Target Date Fund	1.69	0.86	0.85
American Funds® IS 2010 Target Date Fund	1.54	0.86	0.85

*	Since December 6, 2019, for all funds.

The target date funds invest in Class R-6 shares of the underlying funds.

Expense ratios are restated to reflect current fees. The investment adviser is currently reimbursing a portion of the other expenses for each fund. This reimbursement will be in effect through at least May 1, 2021. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Each target date fund is composed of a mix of the American Funds and is subject to the risks and returns of the underlying funds. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Small company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Shares of U.S. Government Securities Fund® are not guaranteed by the U.S. government.

The funds’ allocation strategy does not guarantee that investors’ retirement savings goals will be met. The allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The funds may seek dividend income to help dampen risk while maintaining equity exposure, and may invest in fixed income securities to help provide current income, capital preservation and inflation protection.The funds’ risks are directly related to the risks of the underlying funds. Refer to the series prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the series.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	Investment approach for American Funds Insurance Series Target Date Series

Investment portfolios

4	American Funds IS 2035 Target Date Fund

5	American Funds IS 2030 Target Date Fund

6	American Funds IS 2025 Target Date Fund

7	American Funds IS 2020 Target Date Fund

8	American Funds IS 2015 Target Date Fund

9	American Funds IS 2010 Target Date Fund

10	Financial statements

30	Board of trustees and other officers

Fellow investors:

It is our pleasure to present the first annual report for American Funds Insurance Series® — Target Date Series for the period ended December 31, 2019.

About the series

Launched December 6, 2019, the Series offers a suite of funds that offer variable annuity investors objective-based portfolios to help meet retirement goals. It is managed by the Target Date Solutions Committee (“the Committee”), a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. In managing the series, the Committee carefully selects a mix of individual American Funds, employing an objective-based framework supported by rigorous analysis. The Committee regularly monitors each fund in the series. During this brief reporting period, all six funds registered positive results (as shown on the facing page), led by the 2035 fund’s 2.70% return.

Investment objectives

Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the funds seek to balance total return and stability over time.

The investment environment

Global stocks generated the best one-year returns in a decade, boosted by aggressive central bank stimulus measures in the United States and Europe. Worries over the trade war with China prompted occasional volatility, but a resilient U.S. economy and expected trade deal between Beijing and Washington helped steer markets higher. Technology stocks posted the strongest returns for the year, driven by solid earnings reports from U.S. tech giants such as Apple, Microsoft and Facebook.

U.S. equities had their best annual gains since 2013, ending the year near all-time highs. Stocks rose steadily following the steep selloff in late 2018, posting positive gains in 10 out of 12 months. The Federal Reserve cut its policy rate three times in 2019 amid concerns over slowing economic growth. At the close of December, the rate stood between 1.50% and 1.75%. Cyclical stocks generally outpaced defensive sectors, and large caps bested small caps. Government bonds advanced as central banks around the world cut interest rates in an effort to blunt the negative effects of a trade war. Policymakers also actively worked to support short-term credit markets.

American Funds Insurance Series – Target Date Series	1

Markets review

For the fiscal year, Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 31.49%. The MSCI ACWI2, a free float-adjusted market capitalization-weighted index designed to measure equity market results in more than 40 developed and emerging market country indexes, rose 26.60%.Bloomberg Barclays U.S. Aggregate Index3, which measures investment-grade U.S. bonds (rated BBB/Baa and above4), returned 8.72%, while the Bloomberg Barclays Global Aggregate Index3, a measure of global investment-grade bonds (rated BBB/Baa and above4), gained 6.84%.

Looking ahead

The current environment is rife with uncertainty, from ongoing trade-related disputes to geopolitical tensions to an upcoming U.S. presidential election.

Valuation measures are also sending mixed signals. We will be following each of these issues closely.

Thank you for investing in American Funds Insurance Series — Target Date Series. We look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 25, 2020

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: MSCI.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.

2	American Funds Insurance Series – Target Date Series

Investment approach for
American Funds Insurance Series Target Date Series

The glide path illustrates the investment approach of the funds by showing how investments in the various fund categories will change over time. Each fund’s asset mix becomes relatively more conservative — both prior to and after retirement — as time elapses. As you can see, even into retirement a fairly substantial portion will remain invested in funds that concentrate on stocks. We believe that with retirement lasting two decades or longer for many people, an equity component makes sense, particularly in the early years of retirement. The allocations shown reflect the target allocations as of December 6, 2019.

American Funds Insurance Series — Target Date Series glide path

The Target Date Solutions Committee continually monitors the funds in the series. Each target date fund will continue to be managed for approximately 30 years after the fund reaches its target date. The target date is the year that corresponds roughly to the year in which an investor is assumed to retire and begin taking withdrawals. The funds may be subject to an allocation approach that will not meet an investor’s retirement goals. The funds’ investment adviser anticipates that the funds will invest their assets within a range that deviates no more than 10% above or below these allocations. The investment adviser may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Insurance Series – Target Date Series	3

American Funds IS 2035 Target Date Fund

Investment portfolio December 31, 2019

Growth funds 36.58%	Shares	Value (000)
AMCAP Fund, Class R-6	73	$3
New Perspective Fund, Class R-6	61	3
The Growth Fund of America, Class R-6	48	3
EuroPacific Growth Fund, Class R-6	30	2
SMALLCAP World Fund, Inc., Class R-6	41	2
New World Fund, Inc., Class R-6	18	1
The New Economy Fund, Class R-6	27	1

Total growth funds (cost: $15,000)		15

Growth-and-income funds 34.14%
Fundamental Investors, Class R-6	40	3
The Investment Company of America, Class R-6	73	3
Washington Mutual Investors Fund, Class R-6	68	3
American Mutual Fund, Class R-6	56	2
Capital World Growth and Income Fund, Class R-6	40	2
International Growth and Income Fund, Class R-6	35	1

Total growth-and-income funds (cost: $14,000)		14

Equity-income and Balanced funds 19.52%
American Balanced Fund, Class R-6	86	2
American Funds Global Balanced Fund, Class R-6	72	2
Capital Income Builder, Class R-6	26	2
The Income Fund of America, Class R-6	70	2

Total equity-income and balanced funds (cost: $8,000)		8

Fixed income funds 9.76%
U.S. Government Securities Fund, Class R-6	232	3
American Funds Inflation Linked Bond Fund, Class R-6	81	1

Total fixed income funds (cost: $4,000)		4
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

See notes to financial statements.

4	American Funds Insurance Series – Target Date Series

American Funds IS 2030 Target Date Fund

Investment portfolio December 31, 2019

Growth funds 19.52%	Shares	Value (000)
AMCAP Fund, Class R-6	49	$2
New Perspective Fund, Class R-6	44	2
The Growth Fund of America, Class R-6	32	2
EuroPacific Growth Fund, Class R-6	22	1
SMALLCAP World Fund, Inc., Class R-6	20	1
New World Fund, Inc., Class R-6	6	—	[1]

Total growth funds (cost: $8,000)		8

Growth-and-income funds 34.14%
Fundamental Investors, Class R-6	40	3
The Investment Company of America, Class R-6	73	3
Washington Mutual Investors Fund, Class R-6	68	3
American Mutual Fund, Class R-6	56	2
Capital World Growth and Income Fund, Class R-6	40	2
International Growth and Income Fund, Class R-6	35	1

Total growth-and-income funds (cost: $15,000)		14

Equity-income and Balanced funds 21.95%
American Funds Global Balanced Fund, Class R-6	72	3
American Balanced Fund, Class R-6	86	2
Capital Income Builder, Class R-6	26	2
The Income Fund of America, Class R-6	70	2

Total equity-income and balanced funds (cost: $8,000)		9

Fixed income funds 24.39%
U.S. Government Securities Fund, Class R-6	203	3
American Funds Inflation Linked Bond Fund, Class R-6	162	2
American Funds Mortgage Fund, Class R-6	199	2
Capital World Bond Fund, Class R-6	100	2
Intermediate Bond Fund of America, Class R-6	119	1

Total fixed income funds (cost: $10,000)		10
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

[1]	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series – Target Date Series	5

American Funds IS 2025 Target Date Fund

Investment portfolio December 31, 2019

Growth funds 14.63%	Shares	Value (000)
AMCAP Fund, Class R-6	49	$2
New Perspective Fund, Class R-6	44	2
EuroPacific Growth Fund, Class R-6	22	1
The Growth Fund of America, Class R-6	24	1

Total growth funds (cost: $6,000)		6

Growth-and-income funds 29.27%
The Investment Company of America, Class R-6	63	3
American Mutual Fund, Class R-6	56	2
Capital World Growth and Income Fund, Class R-6	40	2
Fundamental Investors, Class R-6	33	2
Washington Mutual Investors Fund, Class R-6	51	2
International Growth and Income Fund, Class R-6	23	1

Total growth-and-income funds (cost: $13,000)		12

Equity-income and Balanced funds 21.95%
American Funds Global Balanced Fund, Class R-6	72	3
American Balanced Fund, Class R-6	86	2
Capital Income Builder, Class R-6	26	2
The Income Fund of America, Class R-6	70	2

Total equity-income and balanced funds (cost: $8,000)		9

Fixed income funds 34.15%
Intermediate Bond Fund of America, Class R-6	268	4
American Funds Inflation Linked Bond Fund, Class R-6	203	2
American Funds Mortgage Fund, Class R-6	199	2
Capital World Bond Fund, Class R-6	100	2
The Bond Fund of America, Class R-6	153	2
U.S. Government Securities Fund, Class R-6	174	2

Total fixed income funds (cost: $14,000)		14
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

See notes to financial statements.

6	American Funds Insurance Series – Target Date Series

American Funds IS 2020 Target Date Fund

Investment portfolio December 31, 2019

Growth funds 4.88%	Shares	Value (000)
AMCAP Fund, Class R-6	24	$1
New Perspective Fund, Class R-6	17	1
The Growth Fund of America, Class R-6	8	—	[1]

Total growth funds (cost: $2,000)		2

Growth-and-income funds 24.40%
American Mutual Fund, Class R-6	56	2
Capital World Growth and Income Fund, Class R-6	32	2
Fundamental Investors, Class R-6	27	2
The Investment Company of America, Class R-6	52	2
Washington Mutual Investors Fund, Class R-6	43	2
International Growth and Income Fund, Class R-6	12	—	[1]

Total growth-and-income funds (cost: $10,000)		10

Equity-income and Balanced funds 26.82%
Capital Income Builder, Class R-6	58	4
The Income Fund of America, Class R-6	158	4
American Balanced Fund, Class R-6	57	2
American Funds Global Balanced Fund, Class R-6	36	1

Total equity-income and balanced funds (cost: $11,000)		11

Fixed income funds 43.90%
Intermediate Bond Fund of America, Class R-6	268	4
American Funds Inflation Linked Bond Fund, Class R-6	284	3
The Bond Fund of America, Class R-6	245	3
American Funds Mortgage Fund, Class R-6	239	2
American High-Income Trust, Class R-6	203	2
Capital World Bond Fund, Class R-6	100	2
U.S. Government Securities Fund, Class R-6	145	2

Total fixed income funds (cost: $18,000)		18
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

[1]	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series – Target Date Series	7

American Funds IS 2015 Target Date Fund

Investment portfolio December 31, 2019

Growth-and-income funds 26.84%	Shares	Value (000)
American Mutual Fund, Class R-6	56	$3
Capital World Growth and Income Fund, Class R-6	32	2
Fundamental Investors, Class R-6	27	2
The Investment Company of America, Class R-6	52	2
Washington Mutual Investors Fund, Class R-6	42	2
International Growth and Income Fund, Class R-6	11	—	[1]

Total growth-and-income funds (cost: $11,000)		11

Equity-income and Balanced funds 29.26%
Capital Income Builder, Class R-6	78	5
The Income Fund of America, Class R-6	211	5
American Balanced Fund, Class R-6	43	1
American Funds Global Balanced Fund, Class R-6	36	1

Total equity-income and balanced funds (cost: $12,000)		12

Fixed income funds 43.90%
Intermediate Bond Fund of America, Class R-6	268	4
American Funds Inflation Linked Bond Fund, Class R-6	284	3
The Bond Fund of America, Class R-6	245	3
American Funds Mortgage Fund, Class R-6	239	2
American High-Income Trust, Class R-6	203	2
Capital World Bond Fund, Class R-6	100	2
U.S. Government Securities Fund, Class R-6	145	2

Total fixed income funds (cost: $18,000)		18
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

[1]	Amount less than one thousand.

See notes to financial statements.

8	American Funds Insurance Series – Target Date Series

American Funds IS 2010 Target Date Fund

Investment portfolio December 31, 2019

Growth-and-income funds 21.96%	Shares	Value (000)
American Mutual Fund, Class R-6	47	$2
Capital World Growth and Income Fund, Class R-6	32	2
The Investment Company of America, Class R-6	42	2
Washington Mutual Investors Fund, Class R-6	34	2
Fundamental Investors, Class R-6	20	1

Total growth-and-income funds (cost: $9,000)		9

Equity-income and Balanced funds 29.26%
Capital Income Builder, Class R-6	77	5
The Income Fund of America, Class R-6	211	5
American Balanced Fund, Class R-6	43	1
American Funds Global Balanced Fund, Class R-6	36	1

Total equity-income and balanced funds (cost: $12,000)		12

Fixed income funds 48.78%
Intermediate Bond Fund of America, Class R-6	418	6
American Funds Inflation Linked Bond Fund, Class R-6	284	3
The Bond Fund of America, Class R-6	245	3
American Funds Mortgage Fund, Class R-6	239	2
American High-Income Trust, Class R-6	202	2
Capital World Bond Fund, Class R-6	100	2
Short-Term Bond Fund of America, Class R-6	201	2

Total fixed income funds (cost: $20,000)		20
Total investment securities 100.00% (cost: $41,000)		41
Other assets less liabilities 0.00%		—

Net assets 100.00%		$41

See notes to financial statements.

American Funds Insurance Series – Target Date Series	9

Financial statements

Statements of assets and liabilities at December 31, 2019	(dollars and shares in thousands, except per-share amounts)

		IS 2035 Target Date Fund		IS 2030 Target Date Fund		IS 2025 Target Date Fund		IS 2020 Target Date Fund		IS 2015 Target Date Fund		IS 2010 Target Date Fund
	Assets:
	Investment securities from unaffiliated issuers, at value	$41		$41		$41		$41		$41		$41
	Receivables for:
	Sales of investments	—		—		—		—		—		—
	Sales of fund’s shares	—		—		—		—		—		—
	Dividends	—	*	—	*	—	*	—	*	—	*	—	*
	Total assets	41		41		41		41		41		41

	Liabilities:
	Payables for:
	Purchases of investments	—	*	—	*	—	*	—	*	—	*	—	*
	Repurchases of fund’s shares	—		—		—		—		—		—
	Insurance administrative fees	—		—		—		—		—		—
	Services provided by related parties	—		—		—		—		—		—
	Trustees’ deferred compensation	—		—		—		—		—		—
	Total liabilities	—	*	—	*	—	*	—	*	—	*	—	*
	Net assets at December 31, 2019	$41		$41		$41		$41		$41		$41

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$40		$40		$40		$40		$40		$40
	Total distributable earnings	1		1		1		1		1		1
	Net assets at December 31, 2019	$41		$41		$41		$41		$41		$41

	Investment securities from unaffiliated issuers, at cost	$41		$41		$41		$41		$41		$41

	Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$10		$10		$10		$10		$10		$10
	Shares outstanding	1		1		1		1		1		1
	Net asset value per share	$10.19		$10.15		$10.12		$10.09		$10.09		$10.08
Class 1A:	Net assets	$10		$10		$10		$10		$10		$10
	Shares outstanding	1		1		1		1		1		1
	Net asset value per share	$10.19		$10.15		$10.12		$10.09		$10.09		$10.08
Class 2:	Net assets	$10		$10		$10		$10		$10		$10
	Shares outstanding	1		1		1		1		1		1
	Net asset value per share	$10.19		$10.15		$10.12		$10.09		$10.09		$10.08
Class 4:	Net assets	$11		$11		$11		$11		$11		$11
	Shares outstanding	1		1		1		1		1		1
	Net asset value per share	$10.19		$10.15		$10.12		$10.09		$10.09		$10.08

*	Amount less than one thousand.

See notes to financial statements.

10	American Funds Insurance Series – Target Date Series

Statements of operations for the period December 6, 2019* to December 31, 2019	(dollars in thousands)

	IS 2035 Target Date Fund		IS 2030 Target Date Fund		IS 2025 Target Date Fund		IS 2020 Target Date Fund		IS 2015 Target Date Fund		IS 2010 Target Date Fund
Investment income:
Income:
Dividends from unaffiliated issuers	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Fees and expenses:
Investment advisory services	—		—		—		—		—		—
Distribution services	—		—		—		—		—		—
Insurance administrative services	—		—		—		—		—		—
Transfer agent services	—		—		—		—		—		—
Reports to shareholders	—		—		—		—		—		—
Registration statement and prospectus	—		—		—		—		—		—
Trustees’ compensation	—		—		—		—		—		—
Auditing and legal	—		—		—		—		—		—
Custodian	—		—		—		—		—		—
Other	—		—		—		—		—		—
Net investment income	—	†	—	†	—	†	—	†	—	†	—	†

Net realized gain and unrealized depreciation:
Net realized gain on investments in unaffiliated issuers	—		—		—		—		—		—
Capital gain distributions received from unaffiliated issuers	1		1		1		1		1		1
	1		1		1		1		1		1
Net unrealized depreciation on investments in unaffiliated issuers	—	†	—	†	—	†	—	†	—	†	—	†
Net realized gain and unrealized depreciation	1		1		1		1		1		1

Net increase in net assets resulting from operations	$1		$1		$1		$1		$1		$1

*	Commencement of operations.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series – Target Date Series	11

Statements of changes in net assets	(dollars in thousands)

	IS 2035 Target Date Fund		IS 2030 Target Date Fund		IS 2025 Target Date Fund		IS 2020 Target Date Fund		IS 2015 Target Date Fund		IS 2010 Target Date Fund
	Period ended December 31, 2019*		Period ended December 31, 2019*		Period ended December 31, 2019*		Period ended December 31, 2019*		Period ended December 31, 2019*		Period ended December 31, 2019*
Operations:
Net investment income	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Net realized gain	1		1		1		1		1		1
Net unrealized depreciation	—	†	—	†	—	†	—	†	—	†	—	†
Net increase in net assets resulting from operations	1		1		1		1		1		1

Distributions paid to shareholders	—	†	—	†	—	†	—	†	—	†	—	†

Net capital share transactions	40		40		40		40		40		40

Total increase in net assets	41		41		41		41		41		41

Net assets:
Beginning of period	—		—		—		—		—		—
End of period	$41		$41		$41		$41		$41		$41

*	For the period December 6, 2019, commencement of operations, to December 31, 2019.
†	Amount less than one thousand.

See notes to financial statements.

12	American Funds Insurance Series – Target Date Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (the “funds”), including six funds in the American Funds Insurance Series — Target Date Series covered in this report. The other 28 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and five funds in the series are covered in the American Funds Insurance Series — Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

Each fund in the American Funds Insurance Series — Target Date Series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”), the series’ investment adviser, is also the investment adviser of the underlying funds.

Each fund offers four share classes (Classes 1, 1A, 2 and 4). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series – Target Date Series	13

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At December 31, 2019, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, a fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk each fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions

14	American Funds Insurance Series – Target Date Series

affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. The value of the underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher

American Funds Insurance Series – Target Date Series	15

quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally

16	American Funds Insurance Series – Target Date Series

increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

	IS 2035		IS 2030		IS 2025		IS 2020		IS 2015		IS 2010
	Target Date Fund		Target Date Fund		Target Date Fund		Target Date Fund		Target Date Fund		Target Date Fund
Undistributed long-term capital gain	$1		$1		$1		$1		$1		$1
Gross unrealized appreciation on investments	—	*	—	*	—	*	—	*	—	*	—	*
Gross unrealized depreciation on investments	—	*	—	*	—	*	—	*	—	*	—	*
Net unrealized depreciation on investments	—	*	—	*	—	*	—	*	—	*	—	*
Cost of investments	41		41		41		41		41		41

*	Amount less than one thousand.

American Funds Insurance Series – Target Date Series	17

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

IS 2035 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

IS 2030 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

IS 2025 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

IS 2020 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

18	American Funds Insurance Series – Target Date Series

IS 2015 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

IS 2010 Target Date Fund

For the period December 6, 2019* to
December 31, 2019
Total
	Ordinary		Long-term	distributions
Share class	income		capital gains	paid
Class 1	$—	†	$—	$—	†
Class 1A	—	†	—	—	†
Class 2	—	†	—	—	†
Class 4	—	†	—	—	†
Total	$—	†	$—	$—	†

*	Commencement of operations.
†	Amount less than one thousand.

6. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average net assets as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 4	0.25	0.25

Insurance administrative services — The series has an insurance administrative services plan for Class 1A and 4 shares. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

American Funds Insurance Series – Target Date Series	19

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Currently each fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets of each share class for CRMC’s provision of administrative services.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

20	American Funds Insurance Series – Target Date Series

7. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

IS 2035 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

IS 2030 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

IS 2025 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

IS 2020 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

See end of tables for footnotes.

American Funds Insurance Series – Target Date Series	21

IS 2015 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

IS 2010 Target Date Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

For the period December 6, 2019* to December 31, 2019

Class 1	$10	1	$—	†	—	†	$—	—	$10	1
Class 1A	10	1	—	†	—	†	—	—	10	1
Class 2	10	1	—	†	—	†	—	—	10	1
Class 4	10	1	—	†	—	†	—	—	10	1
Total net increase	$40	4	$—	†	—	†	$—	—	$40	4

*	Commencement of operations.
†	Amount less than one thousand.

8. Investment transactions

The following table presents each fund’s investment transactions for the period December 6, 2019, commencement of operations, to December 31, 2019 (dollars in thousands):

	IS 2035 Target Date Fund	IS 2030 Target Date Fund	IS 2025 Target Date Fund	IS 2020 Target Date Fund	IS 2015 Target Date Fund	IS 2010 Target Date Fund
Purchases of investment securities*	$41	$41	$41	$41	$41	$41
Sales of investment securities*	—	—	—	—	—	—

*	Excludes short-term securities and U.S. government obligations, if any.

22	American Funds Insurance Series – Target Date Series

Financial highlights

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2,3,4]	Net effective expense ratio[3,5,6]	Ratio of net income to average net assets[2,3]
IS 2035 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.08	$.19	$.27	$(.08)	$10.19	2.70%	$—	[9]	—%	.37%	.75%
Class 1A:
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	10.19	2.70	—	[9]	—	.37	.75
Class 2:
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	10.19	2.70	—	[9]	—	.37	.75
Class 4:
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	10.19	2.70	—	[9]	—	.37	.75
IS 2030 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.07	$.16	$.23	$(.08)	$10.15	2.28%	$—	[9]	—%	.35%	.69%
Class 1A:
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	10.15	2.28	—	[9]	—	.35	.69
Class 2:
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	10.15	2.28	—	[9]	—	.35	.69
Class 4:
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	10.15	2.28	—	[9]	—	.35	.69
IS 2025 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.07	$.13	$.20	$(.08)	$10.12	1.98%	$—	[9]	—%	.33%	.66%
Class 1A:
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	10.12	1.98	—	[9]	—	.33	.66
Class 2:
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	10.12	1.98	—	[9]	—	.33	.66
Class 4:
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	10.12	1.98	—	[9]	—	.33	.66
IS 2020 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.07	$.10	$.17	$(.08)	$10.09	1.68%	$—	[9]	—%	.31%	.65%
Class 1A:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.68	—	[9]	—	.31	.65
Class 2:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.68	—	[9]	—	.31	.65
Class 4:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.68	—	[9]	—	.31	.65

See end of tables for footnotes.

American Funds Insurance Series – Target Date Series	23

Financial highlights (continued)

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2,3,4]	Net effective expense ratio[3,5,6]	Ratio of net income to average net assets[2,3]
IS 2015 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.07	$.10	$.17	$(.08)	$10.09	1.69%	$—	[9]	—%	.30%	.65%
Class 1A:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.69	—	[9]	—	.30	.65
Class 2:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.69	—	[9]	—	.30	.65
Class 4:
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	10.09	1.69	—	[9]	—	.30	.65
IS 2010 Target Date Fund
Class 1:
12/31/2019[7,8]	$10.00	$.06	$.09	$.15	$(.07)	$10.08	1.54%	$—	[9]	—%	.30%	.62%
Class 1A:
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	10.08	1.54	—	[9]	—	.30	.62
Class 2:
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	10.08	1.54	—	[9]	—	.30	.62
Class 4:
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	10.08	1.54	—	[9]	—	.30	.62

Portfolio turnover rate for all share classes	For the period 12/6/2019 to 12/31/2019[7,8]
IS 2035 Target Date Fund	—%[10]
IS 2030 Target Date Fund	—	[10]
IS 2025 Target Date Fund	—	[10]
IS 2020 Target Date Fund	—	[10]
IS 2015 Target Date Fund	—	[10]
IS 2010 Target Date Fund	—	[10]

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	All assets in each class of each fund consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses for each class would have been higher and net income and total return for each class would have been lower.
[4]	This column does not include expenses of the underlying funds in which each fund invests. No expenses were accrued on any of the funds during the period December 6, 2019, commencement of operations, to December 31, 2019.
[5]	Annualized.
[6]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[7]	Based on operations for a period that is less than a full year.
[8]	For the period December 6, 2019, commencement of operations, to December 31, 2019.
[9]	Amount less than $1 million.
[10]	There is no turnover.

24	American Funds Insurance Series – Target Date Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund (six of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 6, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period December 6, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 25, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series – Target Date Series	25

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	American Funds Insurance Series – Target Date Series

	Beginning account value	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2035 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,026.96	$.00	—%	$.26	.37%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.89	.37
Class 1A – actual return[5]	1,000.00	1,026.96	.00	—	.26	.37
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.89	.37
Class 2 – actual return[5]	1,000.00	1,026.96	.00	—	.26	.37
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.89	.37
Class 4 – actual return[5]	1,000.00	1,026.96	.00	—	.26	.37
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.89	.37
IS 2030 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,022.81	$.00	—%	$.24	.35%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.79	.35
Class 1A – actual return[5]	1,000.00	1,022.81	.00	—	.24	.35
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.79	.35
Class 2 – actual return[5]	1,000.00	1,022.81	.00	—	.24	.35
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.79	.35
Class 4 – actual return[5]	1,000.00	1,022.81	.00	—	.24	.35
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.79	.35
IS 2025 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,019.84	$.00	—%	$.23	.33%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.68	.33
Class 1A – actual return[5]	1,000.00	1,019.84	.00	—	.23	.33
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.68	.33
Class 2 – actual return[5]	1,000.00	1,019.84	.00	—	.23	.33
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.68	.33
Class 4 – actual return[5]	1,000.00	1,019.84	.00	—	.23	.33
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.68	.33
IS 2020 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,016.84	$.00	—%	$.21	.31%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.58	.31
Class 1A – actual return[5]	1,000.00	1,016.84	.00	—	.21	.31
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.58	.31
Class 2 – actual return[5]	1,000.00	1,016.84	.00	—	.21	.31
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.58	.31
Class 4 – actual return[5]	1,000.00	1,016.84	.00	—	.21	.31
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.58	.31
IS 2015 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,016.88	$.00	—%	$.21	.30%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 1A – actual return[5]	1,000.00	1,016.88	.00	—	.21	.30
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 2 – actual return[5]	1,000.00	1,016.88	.00	—	.21	.30
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 4 – actual return[5]	1,000.00	1,016.88	.00	—	.21	.30
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30

See next page for footnotes.

American Funds Insurance Series – Target Date Series	27

	Beginning account value	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2010 Target Date Fund
Class 1 – actual return[5]	$1,000.00	$1,015.43	$.00	—%	$.21	.30%
Class 1 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 1A – actual return[5]	1,000.00	1,015.43	.00	—	.21	.30
Class 1A – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 2 – actual return[5]	1,000.00	1,015.43	.00	—	.21	.30
Class 2 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30
Class 4 – actual return[5]	1,000.00	1,015.43	.00	—	.21	.30
Class 4 – assumed 5% return[5]	1,000.00	1,025.21	.00	—	1.53	.30

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.
[5]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on December 6, 2019. The “assumed 5% return” line is based on 184 days.

28	American Funds Insurance Series – Target Date Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-today operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series – Target Date Series	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	American Funds Insurance Series – Target Date Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6] Director, Capital Group Investment Management Limited[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series – Target Date Series	31

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

32	American Funds Insurance Series – Target Date Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Target Date Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Target Date Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Target Date Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Target Date Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

American Funds Insurance Series – Target Date Series	33

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AFIS

Registrant:

a) Audit Fees:
Audit	2018	760,000
	2019	770,000

b) Audit-Related Fees:
	2018	19,000
	2019	15,000

c) Tax Fees:
	2018	179,000
	2019	179,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	None
	2019	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	None
	2019	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	9,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $197,000 for fiscal year 2018 and $202,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®

Global Growth Fund

Investment portfolio

December 31, 2019

Common stocks 96.83% Information technology 29.11%	Shares	Value (000)
ASML Holding NV1	648,442	$193,113
ASML Holding NV (New York registered)	510,500	151,077
Taiwan Semiconductor Manufacturing Co., Ltd.1	27,188,000	301,093
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	19,463
Microsoft Corp.	1,999,800	315,368
Visa Inc., Class A	1,142,800	214,732
Broadcom Inc.	487,050	153,918
Temenos AG1	637,000	100,711
Paycom Software, Inc.2	357,000	94,519
SimCorp AS1	425,000	48,292
Adyen NV1,2	56,700	46,656
PagSeguro Digital Ltd., Class A2	1,340,900	45,805
Adobe Inc.2	135,000	44,524
Amphenol Corp., Class A	373,500	40,424
Network International Holdings PLC1,2	3,173,000	26,931
Hexagon AB, Class B1	477,200	26,737
EPAM Systems, Inc.2	122,000	25,884
Keyence Corp.1	73,000	25,839
Mastercard Inc., Class A	76,500	22,842
Zendesk, Inc.2	261,000	20,000
Jack Henry & Associates, Inc.	98,000	14,276
Autodesk, Inc.2	77,000	14,126
Amadeus IT Group SA, Class A, non-registered shares1	164,200	13,454
Worldline SA, non-registered shares1,2	162,000	11,498
StoneCo Ltd., Class A2	208,000	8,297
		1,979,579
Consumer discretionary 17.93%
Amazon.com, Inc.2	173,800	321,155
Alibaba Group Holding Ltd.1,2	6,844,000	181,984
Takeaway.com NV1,2	740,000	68,355
Just Eat PLC1,2	5,292,000	58,725
Ocado Group PLC1,2	3,115,000	52,890
Naspers Ltd., Class N1	277,000	45,276
Moncler SpA1	915,000	41,155
NIKE, Inc., Class B	370,500	37,535
Tiffany & Co.	259,700	34,709
LVMH Moët Hennessy-Louis Vuitton SE1	59,000	27,478
Meituan Dianping, Class B1,2	2,027,700	26,554
Wynn Macau, Ltd.1	10,510,400	25,999
Valeo SA, non-registered shares1	727,000	25,741
Cie. Financière Richemont SA, Class A1	320,350	25,147
MGM China Holdings, Ltd.1	12,708,000	20,827
Prosus NV1,2	277,000	20,727
Home Depot, Inc.	92,275	20,151
Peugeot SA1	814,995	19,519
EssilorLuxottica1	124,835	19,070

American Funds Insurance Series — Global Growth Fund — Page 1 of 184

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
ASOS PLC1,2	370,000	$16,599
Sony Corp.1	243,000	16,540
Melco Resorts & Entertainment Ltd. (ADR)	606,000	14,647
MGM Resorts International	437,000	14,539
Sodexo SA1	122,000	14,470
Flutter Entertainment PLC1	103,300	12,615
Marriott International, Inc., Class A	74,000	11,206
Domino’s Pizza, Inc.	37,000	10,870
Restaurant Brands International Inc.	155,000	9,884
Fast Retailing Co., Ltd.1	16,100	9,543
Cairn Homes PLC1	5,615,000	7,969
Suzuki Motor Corp.1	182,000	7,623
		1,219,502
Health care 10.91%
UnitedHealth Group Inc.	324,200	95,308
AstraZeneca PLC1	721,300	72,165
Merck & Co., Inc.	775,600	70,541
Boston Scientific Corp.2	1,373,700	62,119
Pfizer Inc.	1,424,000	55,792
DexCom, Inc.2	253,000	55,341
Fisher & Paykel Healthcare Corp. Ltd.1	3,680,000	55,222
Mettler-Toledo International Inc.2	65,000	51,563
Cigna Corp.	177,511	36,299
Bayer AG1	363,860	29,742
Regeneron Pharmaceuticals, Inc.2	64,200	24,106
Zoetis Inc., Class A	155,000	20,514
Humana Inc.	55,000	20,159
Vertex Pharmaceuticals Inc.2	89,000	19,487
Novartis AG1	189,000	17,906
Intuitive Surgical, Inc.2	28,000	16,552
Straumann Holding AG1	14,000	13,742
Sanofi1	135,000	13,559
bioMérieux SA1	135,000	12,026
		742,143
Financials 10.30%
AIA Group Ltd.1	13,206,300	138,952
Kotak Mahindra Bank Ltd.1	3,917,000	92,383
JPMorgan Chase & Co.	614,600	85,675
MarketAxess Holdings Inc.	211,000	79,992
Tradeweb Markets Inc., Class A	1,501,303	69,586
CME Group Inc., Class A	165,200	33,159
Société Générale1	818,650	28,604
AXA SA1	966,000	27,253
Prudential PLC1	1,141,962	21,973
Moscow Exchange MICEX-RTS PJSC1	12,640,000	21,943
Berkshire Hathaway Inc., Class A2	54	18,338
ORIX Corp.1	1,017,000	16,929
BlackRock, Inc.	30,600	15,383
Banco Santander, SA1	2,946,020	12,439
Macquarie Group Ltd.1	125,000	12,124
FinecoBank SpA1	960,000	11,523

American Funds Insurance Series — Global Growth Fund — Page 2 of 184

Common stocks (continued) Financials (continued)	Shares	Value (000)
Sberbank of Russia PJSC (ADR)1	645,500	$10,621
M&G PLC1,2	1,141,962	3,593
		700,470
Consumer staples 8.12%
British American Tobacco PLC1	2,970,800	126,572
Nestlé SA1	739,650	80,131
Philip Morris International Inc.	919,500	78,240
Altria Group, Inc.	1,125,000	56,149
Keurig Dr Pepper Inc.	1,624,000	47,015
General Mills, Inc.	514,000	27,530
Walgreens Boots Alliance, Inc.	459,700	27,104
Associated British Foods PLC1	595,000	20,612
Anheuser-Busch InBev SA/NV1	250,000	20,500
Coca-Cola European Partners PLC	397,000	20,199
Costco Wholesale Corp.	44,800	13,168
Uni-Charm Corp.1	357,000	12,059
Coca-Cola FEMSA, SAB de CV, units	1,965,000	11,939
Mondelez International, Inc.	192,000	10,575
		551,793
Communication services 7.87%
Alphabet Inc., Class A2	115,600	154,833
Alphabet Inc., Class C2	71,052	94,998
Tencent Holdings Ltd.1	2,230,000	107,572
Facebook, Inc., Class A2	421,640	86,542
Nintendo Co., Ltd.1	137,400	55,461
Altice USA, Inc., Class A2	800,000	21,872
ViacomCBS Inc., Class B	334,850	14,054
		535,332
Industrials 7.76%
Airbus SE, non-registered shares1	1,093,500	160,436
MTU Aero Engines AG1	167,000	47,688
Geberit AG1	65,000	36,490
DSV Panalpina A/S1	248,500	28,766
ASSA ABLOY AB, Class B1	1,170,000	27,340
Bunzl PLC1	956,000	26,157
Alliance Global Group, Inc.1,2	111,060,000	25,546
Safran SA1	164,000	25,422
GT Capital Holdings, Inc.1	1,398,681	23,413
Middleby Corp.2	201,000	22,013
IDEX Corp.	122,400	21,053
Boeing Co.	51,300	16,711
SMC Corp.1	34,000	15,542
Recruit Holdings Co., Ltd.1	390,000	14,676
NIBE Industrier AB, Class B1	817,914	14,184
General Electric Co.	1,260,000	14,062
Nidec Corp.1	57,300	7,827
		527,326
Materials 2.73%
Sherwin-Williams Co.	155,500	90,740
Barrick Gold Corp. (GBP denominated)	1,532,000	28,456
Koninklijke DSM NV1	124,000	16,187

American Funds Insurance Series — Global Growth Fund — Page 3 of 184

Common stocks (continued) Materials (continued)	Shares	Value (000)
CCL Industries Inc., Class B, nonvoting shares	375,000	$15,976
Glencore PLC1	4,000,000	12,508
Air Liquide SA1	87,912	12,495
DuPont de Nemours Inc.	147,000	9,437
		185,799
Energy 2.02%
Reliance Industries Ltd.1	1,795,200	38,132
Gazprom PJSC (ADR)1	4,173,000	34,365
LUKOIL Oil Co. PJSC (ADR)1	306,700	30,468
Baker Hughes Co., Class A	470,000	12,046
Royal Dutch Shell PLC, Class B1	381,000	11,353
CNOOC Ltd.1	6,600,000	11,000
		137,364
Utilities 0.08%
Ørsted AS1	54,500	5,646
Total common stocks (cost: $3,768,489,000)		6,584,954
Preferred securities 1.66% Health care 1.20%
Sartorius AG, nonvoting preferred, non-registered shares1	381,500	81,675
Information technology 0.46%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	792,250	30,909
Total preferred securities (cost: $43,479,000)		112,584
Short-term securities 2.01% Money market investments 2.01%
Capital Group Central Cash Fund 1.73%3	1,371,403	137,140
Total short-term securities (cost: $136,878,000)		137,140
Total investment securities 100.50% (cost: $3,948,846,000)		6,834,678
Other assets less liabilities (0.50)%		(34,231)
Net assets 100.00%		$6,800,447

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,312,961,000, which represented 48.72% of the net assets of the fund. This amount includes $3,300,466,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds

American Funds Insurance Series — Global Growth Fund — Page 4 of 184

Global Small Capitalization Fund

Investment portfolio

December 31, 2019

Common stocks 94.84% Health care 22.15%	Shares	Value (000)
Insulet Corp.1	815,300	$139,579
GW Pharmaceuticals PLC (ADR)1	823,718	86,128
Notre Dame Intermédica Participações SA	4,228,500	71,742
Haemonetics Corp.1	619,200	71,146
Allakos Inc.1,2	683,880	65,215
CONMED Corp.	581,200	64,996
Integra LifeSciences Holdings Corp.1	906,825	52,850
Mani, Inc.3	1,632,529	46,675
Cortexyme, Inc.1,2	695,324	39,035
iRhythm Technologies, Inc.1	515,500	35,100
PRA Health Sciences, Inc.1	306,100	34,023
New Frontier Health Corp., Class A1,3,4	2,680,000	26,666
Allogene Therapeutics, Inc.1	653,594	16,980
Allogene Therapeutics, Inc.1,2	280,589	7,290
Nakanishi Inc.3	1,024,000	19,497
WuXi Biologics (Cayman) Inc.1,3	1,412,000	17,909
Medacta Group SA1,3	212,200	15,875
CompuGroup Medical SE3	203,400	14,551
BioMarin Pharmaceutical Inc.1	172,000	14,543
Encompass Health Corp.	206,000	14,270
Fleury SA, ordinary nominative	1,860,000	14,116
Cansino Biologics Inc., Class H1,2,3	1,857,200	14,083
CryoLife, Inc.1	483,550	13,099
NuCana PLC (ADR)1,2,5	2,083,704	12,711
Madrigal Pharmaceuticals, Inc.1	134,425	12,247
Ultragenyx Pharmaceutical Inc.1	283,374	12,103
Amplifon SpA3	420,000	12,084
Bluebird Bio, Inc.1	135,415	11,883
Sarepta Therapeutics, Inc.1	89,900	11,601
LivaNova PLC1	125,000	9,429
Guardant Health, Inc.1	114,927	8,980
NuVasive, Inc.1	110,000	8,507
Hikma Pharmaceuticals PLC3	280,000	7,417
Divi’s Laboratories Ltd.3	260,000	6,725
AddLife AB, Class B3	176,889	5,463
Hutchison China MediTech Ltd. (ADR)1	124,000	3,109
Piramal Enterprises Ltd.3	127,741	2,733
Genomma Lab Internacional, SAB de CV, Series B1	1,000,000	990
NMC Health PLC3	38,929	914
Clinuvel Pharmaceuticals Ltd.3	29,278	586
Neuronetics, Inc.1	110,119	494
		1,023,344

American Funds Insurance Series — Global Small Capitalization Fund — Page 5 of 184

Common stocks (continued) Information technology 18.84%	Shares	Value (000)
Cree, Inc.1	1,199,900	$55,375
Ceridian HCM Holding Inc.1	799,400	54,263
Net One Systems Co., Ltd.3	1,556,965	40,002
Network International Holdings PLC1,3	4,570,562	38,792
Avast PLC3	5,839,000	35,104
Alteryx, Inc., Class A1	340,000	34,024
SimCorp AS3	297,250	33,776
Bechtle AG, non-registered shares3	226,305	31,756
Carel Industries SpA2,3	1,947,251	30,292
Qorvo, Inc.1	241,800	28,104
Appfolio, Inc., Class A1	251,270	27,627
BE Semiconductor Industries NV3	666,800	25,896
Kingdee International Software Group Co. Ltd.3	24,670,374	24,685
Inphi Corp.1	315,900	23,383
Jenoptik AG3	706,152	20,180
Paycom Software, Inc.1	75,000	19,857
Pegasystems Inc.	242,491	19,314
MACOM Technology Solutions Holdings, Inc.1	721,000	19,179
Euronet Worldwide, Inc.1	120,800	19,033
Anaplan, Inc.1	341,133	17,875
HubSpot, Inc.1	110,300	17,483
Nuance Communications, Inc.1	946,232	16,871
DocuSign, Inc.1	210,067	15,568
Silergy Corp.3	451,740	14,324
Silicon Laboratories Inc.1	122,000	14,150
Cognex Corp.	250,000	14,010
Oneconnect Financial Technology Co., Ltd. (ADR)1,2	1,372,000	13,761
Vanguard International Semiconductor Corp.3	4,877,000	12,907
Megaport Ltd.1,3	1,500,000	11,309
Elastic NV, non-registered shares1	151,651	9,751
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2,3	4,296,500	8,546
InterXion Holding NV, non-registered shares1	100,000	8,381
Sansan, Inc.1,3	160,800	8,198
Nordic Semiconductor ASA1,3	1,250,000	7,931
RAKUS Co., Ltd.3	428,600	7,888
Endurance International Group Holdings, Inc.1	1,597,556	7,509
ASM Pacific Technology Ltd.3	497,000	6,909
Topcon Corp.3	523,710	6,749
Faraday Technology Corp.3	3,402,000	6,393
INFICON Holding AG3	7,397	5,873
Maxlinear, Inc.1	270,000	5,729
Kingboard Holdings Ltd.3	1,733,000	5,502
Semtech Corp.1	100,000	5,290
SUNeVision Holdings Ltd.3	6,170,000	4,174
Siltronic AG3	38,500	3,876
CDK Global, Inc.	69,000	3,773
Ping Identity Holding Corp.1,2	154,000	3,742
X-FAB Silicon Foundries SE1,3	765,130	3,595
Computer Services, Inc.	79,800	3,551
MongoDB, Inc., Class A1	25,000	3,290
Okta, Inc., Class A1	27,263	3,145
Tyro Payments Ltd.1,3	1,181,338	2,918
Coupa Software Inc.1	18,000	2,633
QAD Inc., Class A	44,400	2,261

American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 184

Common stocks (continued) Information technology (continued)	Shares	Value (000)
PagerDuty, Inc.1	86,800	$2,030
Medallia, Inc.1,2	64,600	2,010
		870,547
Industrials 14.87%
International Container Terminal Services, Inc.3	23,981,620	60,824
Nihon M&A Center Inc.3	1,710,692	59,090
VARTA AG, non-registered shares1,3	280,402	38,232
Meggitt PLC3	3,321,300	28,942
Tomra Systems ASA3	857,587	27,197
Marel hf., non-registered shares (ISK denominated)3	4,899,903	24,908
Marel hf., non-registered shares (EUR denominated)1,3	333,333	1,705
I.M.A. Industria Macchine Automatiche SpA2,3	365,840	26,316
Curtiss-Wright Corp.	185,484	26,133
IMCD NV3	293,600	25,697
Bingo Industries Ltd.2,3	12,741,516	25,449
Boyd Group Services Inc.2	158,006	24,579
BWX Technologies, Inc.	339,407	21,070
Bravida Holding AB3	1,940,000	18,841
VAT Group AG3	103,000	17,425
Rheinmetall AG3	145,900	16,778
Centre Testing International Group Co., Ltd.3	7,259,332	15,541
ManpowerGroup Inc.	160,000	15,536
Matson, Inc.	347,000	14,158
Avon Rubber PLC3	508,000	14,123
Instalco AB3	857,000	12,366
BELIMO Holding AG3	1,628	12,275
Imperial Logistics Ltd.3	2,775,406	11,584
Cleanaway Waste Management Ltd.3	8,161,470	11,547
Nolato AB, Class B3	194,800	11,442
BeNEXT Group Inc.3	944,400	11,019
Granite Construction Inc.	388,500	10,750
Aalberts NV, non-registered shares3	225,100	10,127
Interpump Group SpA3	297,000	9,409
easyJet PLC3	473,100	8,999
Tsubaki Nakashima Co., Ltd.3	580,461	8,514
Greaves Cotton Ltd.3	4,244,540	7,968
The Brink’s Co.	73,800	6,692
PayPoint PLC3	476,000	6,390
Carborundum Universal Ltd.3	1,380,000	6,211
Diploma PLC3	221,000	5,925
Aerojet Rocketdyne Holdings, Inc.1	125,000	5,707
Sunny Friend Environmental Technology Co., Ltd.3	660,000	5,154
Coor Service Management Holding AB3	530,000	4,663
Addtech AB, Class B3	124,300	4,020
Middleby Corp.1	31,000	3,395
J. Kumar Infraprojects Ltd.3	1,517,000	3,002
Klingelnberg AG3	86,463	2,179
Europcar Mobility Group SA2,3	434,260	2,113
Polypipe Group PLC3	210,000	1,503
Nitto Boseki Co., Ltd.3	32,600	1,381
		686,879

American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 184

Common stocks (continued) Consumer discretionary 14.63%	Shares	Value (000)
frontdoor, inc.1	1,355,200	$64,264
Luckin Coffee Inc., Class A (ADR)1,2	1,472,220	57,947
Helen of Troy Ltd.1	283,000	50,881
Mattel, Inc.1,2	3,338,800	45,241
Wyndham Hotels & Resorts, Inc.	631,500	39,664
Five Below, Inc.1	305,000	38,997
Melco International Development Ltd.3	12,619,000	35,517
GVC Holdings PLC3	2,934,000	34,409
Thor Industries, Inc.	446,000	33,133
ServiceMaster Global Holdings, Inc.1	658,000	25,438
Takeaway.com NV1,2,3	236,700	21,864
Freni Brembo SpA3	1,484,087	18,430
Tongcheng-Elong Holdings Ltd.1,3	9,447,600	16,973
YETI Holdings, Inc.1,2	426,400	14,830
zooplus AG, non-registered shares1,2,3	138,900	13,305
International Game Technology PLC	876,285	13,118
Shop Apotheke Europe NV, non-registered shares1,2,3	268,700	13,111
Trainline PLC1,3	1,906,877	12,850
B2W - Cia. Digital, ordinary nominative1	791,193	12,363
Melco Resorts & Entertainment Ltd. (ADR)	425,000	10,272
Brunello Cucinelli SpA3	280,865	9,948
TopBuild Corp.1	96,100	9,906
Thule Group AB3	401,700	9,270
Cie. Plastic Omnium SA3	308,912	8,660
Elior Group SA3	533,000	7,841
Bloomin’ Brands, Inc.	324,000	7,151
Dine Brands Global, Inc.	84,920	7,092
Canada Goose Holdings Inc., subordinate voting shares1,2	156,500	5,672
Cedar Fair, LP	100,000	5,544
William Hill PLC3	2,059,300	5,148
Zhongsheng Group Holdings Ltd.3	1,173,000	4,771
Everi Holdings Inc.1	325,000	4,365
Casio Computer Co., Ltd.3	200,000	4,019
Viomi Technology Co., Ltd. (ADR)2	361,700	2,908
Dalata Hotel Group PLC3	455,560	2,748
Tube Investments of India Ltd.3	330,837	2,235
Delta Corp Ltd.3	750,000	2,082
Del Taco Restaurants, Inc.1	244,200	1,930
Relaxo Footwears Ltd.3	210,000	1,815
China Zenix Auto International Ltd. (ADR)1	428,500	171
		675,883
Financials 7.69%
Cannae Holdings, Inc.1	1,625,000	60,434
Kotak Mahindra Bank Ltd.3	2,448,225	57,742
Essent Group Ltd.	750,841	39,036
Trupanion, Inc.1,2	973,800	36,479
IndusInd Bank Ltd.3	1,579,646	33,434
Eurobank Ergasias SA1,3	12,234,000	12,666
Moelis & Co., Class A	380,800	12,155
HDFC Asset Management Co., Ltd.3	269,651	12,106
Janus Henderson Group PLC	470,000	11,491
IIFL Wealth Management Ltd.3	677,558	10,754
Fanhua Inc. (ADR)2	303,211	7,874
NMI Holdings, Inc.1	228,075	7,568

American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 184

Common stocks (continued) Financials (continued)	Shares	Value (000)
Webster Financial Corp.	140,000	$7,470
Close Brothers Group PLC3	350,000	7,426
Cholamandalam Investment and Finance Co., Ltd.3	1,534,000	6,568
Indian Energy Exchange Ltd.1,3	3,150,000	6,305
Texas Capital Bancshares, Inc.1	110,000	6,245
L&T Finance Holdings Ltd.3	3,404,200	5,672
Bolsa Mexicana de Valores, SAB de CV, Series A	2,540,800	5,555
AU Small Finance Bank Ltd.3	490,000	5,518
City Union Bank Ltd.3	929,648	3,051
		355,549
Real estate 3.98%
Altus Group Ltd.	932,800	27,268
MGM Growth Properties LLC REIT, Class A	864,500	26,773
Embassy Office Parks REIT3	4,509,000	26,767
WHA Corp. PCL3	169,183,421	21,860
BR Properties SA, ordinary nominative1	5,406,800	19,462
Two Harbors Investment Corp. REIT	1,293,000	18,904
JHSF Participacoes SA	9,038,300	16,020
Cyrela Commercial Properties SA, ordinary nominative1	2,035,666	12,859
DoubleDragon Properties Corp.1,3	25,217,700	9,414
K. Wah International Holdings Ltd.3	7,884,639	4,406
		183,733
Materials 3.89%
Allegheny Technologies Inc.1	1,413,900	29,211
Lundin Mining Corp.	3,825,000	22,858
Kansai Paint Co., Ltd.3	584,900	14,295
Loma Negra Compania Industrial Argentina SA (ADR)1	1,770,282	13,844
UPL Ltd.3	1,370,683	11,228
SIG Combibloc Group AG3	600,000	9,580
Ingevity Corp.1	102,500	8,956
Valvoline Inc.	390,000	8,350
PI Industries Ltd.3	396,200	8,030
Steel Dynamics, Inc.	235,000	7,999
Vidrala, SA, non-registered shares3	73,892	7,791
Taiyo Nippon Sanso Corp.3	346,900	7,685
Navin Fluorine International Ltd.3	445,388	6,290
Ramco Cements Ltd.3	411,000	4,356
LANXESS AG3	64,200	4,314
Nevada Copper Corp.1,2	13,859,000	3,896
United States Steel Corp.	335,000	3,822
Vinati Organics Ltd.3	128,280	3,570
Arkema SA3	24,700	2,635
Indorama Ventures PCL, foreign registered3	708,100	819
Sirius Minerals PLC1,2,3	343,600	16
		179,545
Communication services 3.16%
Altice Europe NV, Class A1,3	4,363,000	28,195
Bandwidth Inc., Class A1	335,830	21,510
Vonage Holdings Corp.1	2,471,700	18,315
Zee Entertainment Enterprises Ltd.3	4,217,293	17,284
Kamakura Shinsho, Ltd.2,3	656,000	10,410
New York Times Co., Class A	321,900	10,355

American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 184

Common stocks (continued) Communication services (continued)	Shares	Value (000)
JCDecaux SA3	334,634	$10,327
ProSiebenSat.1 Media SE3	508,000	7,944
Euskaltel, SA, non-registered shares3	630,178	6,355
Megacable Holdings, SAB de CV, ordinary participation certificates	1,436,600	5,884
Elang Mahkota Teknologi Tbk PT3	13,385,800	5,377
RPA Holdings, Inc.1,2,3	371,000	3,971
		145,927
Consumer staples 2.66%
Varun Beverages Ltd.3	1,948,807	19,369
Grocery Outlet Holding Corp.1	532,800	17,289
Freshpet, Inc.1	258,600	15,281
Treasury Wine Estates Ltd.3	1,246,230	14,241
TCI Co., Ltd.3	1,433,493	13,653
Primo Water Corp.1	1,135,000	12,740
AAK AB3	650,000	12,355
Emperador Inc.1,3	45,300,000	6,435
Kernel Holding SA3	493,041	5,880
CCL Products (India) Ltd.3	1,237,068	3,490
Vector Group Ltd.	87,000	1,165
Chongqing Fuling Zhacai Group Co., Ltd., Class A3	298,645	1,146
		123,044
Energy 1.58%
Saipem SpA, Class S1,3	4,823,000	23,582
Venture Global LNG, Inc., Series C1,3,4,6,7	2,760	14,352
NuVista Energy Ltd.1,2	4,450,000	10,932
SM Energy Co.	970,000	10,903
Whitecap Resources Inc.	1,700,000	7,266
Concho Resources Inc.	35,200	3,082
Oil & Gas Development Co. Ltd.3	3,222,051	2,963
		73,080
Utilities 1.39%
ENN Energy Holdings Ltd.3	4,262,900	46,609
Neoenergia SA	2,827,000	17,485
		64,094
Total common stocks (cost: $3,225,972,000)		4,381,625
Preferred securities 1.02% Information technology 0.64%
Avidxchange, Inc., Series F, preferred shares1,3,6,7	492,864	24,156
Gitlab Inc., Series E, preferred shares1,3,6,7	297,916	5,550
		29,706
Industrials 0.38%
Azul SA, preferred nominative (ADR)1	356,816	15,272
Azul SA, preferred nominative1	154,000	2,231
		17,503
Total preferred securities (cost: $36,660,000)		47,209

American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 184

Rights & warrants 0.00% Health care 0.00%	Shares	Value (000)
Piramal Enterprises Ltd., rights, expire 20201,3	16,929	$53
Total rights & warrants (cost: $0)		53
Short-term securities 6.03% Money market investments 6.03%
Capital Group Central Cash Fund 1.73%8	1,926,005	192,600
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%8,9	51,521,183	51,521
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.50%8,9	13,138,720	13,139
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%8,9	11,671,469	11,672
Goldman Sachs Financial Square Government Fund 1.50%8,9	9,901,092	9,901
		278,833
Total short-term securities (cost: $278,593,000)		278,833
Total investment securities 101.89% (cost: $3,541,225,000)		4,707,720
Other assets less liabilities (1.89)%		(87,447)
Net assets 100.00%		$4,620,273

1	Security did not produce income during the last 12 months.
2	All or a portion of this security was on loan. The total value of all such securities was $102,111,000, which represented 2.21% of the net assets of the fund.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,960,603,000, which represented 42.43% of the net assets of the fund. This amount includes $1,889,826,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,018,000, which represented .89% of the net assets of the fund.
5	Represents an affiliated company as defined under the Investment Company Act of 1940.
6	Value determined using significant unobservable inputs.
7	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
8	Rate represents the seven-day yield at 12/31/2019.
9	Security purchased with cash collateral from securities on loan.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Avidxchange, Inc., series F, preferred shares	12/26/2019	$24,156	$24,156.52%
Venture Global LNG, Inc., Series C	5/1/2015	8,280	14,352.31
Gitlab Inc., Series E, preferred shares	9/11/2019	5,550	5,550.12
Total private placement securities		$ 37,986	$ 44,058.95%

Key to abbreviations
ADR = American Depositary Receipts
EUR = Euros
ISK = Icelandic kronor

American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 184

Growth Fund

Investment portfolio

December 31, 2019

Common stocks 96.25% Information technology 25.15%	Shares	Value (000)
Microsoft Corp.	10,468,400	$1,650,867
Broadcom Inc.	2,430,100	767,960
ASML Holding NV (New York registered)	1,161,800	343,823
ASML Holding NV1	985,000	293,343
Taiwan Semiconductor Manufacturing Co., Ltd.1	30,792,000	341,005
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	140,578
Visa Inc., Class A	2,256,600	424,015
RingCentral, Inc., Class A2	1,557,200	262,653
ServiceNow, Inc.2	921,500	260,158
Intel Corp.	4,013,000	240,178
Autodesk, Inc.2	1,096,000	201,072
Fiserv, Inc.2	1,573,600	181,955
Workday, Inc., Class A2	987,000	162,312
Mastercard Inc., Class A	538,000	160,641
PayPal Holdings, Inc.2	1,207,700	130,637
Shopify Inc., Class A, subordinate voting shares2	289,500	115,099
Applied Materials, Inc.	1,840,700	112,356
Paycom Software, Inc.2	417,100	110,431
Square, Inc., Class A2	1,635,000	102,286
Hexagon AB, Class B1	1,788,300	100,196
Keyence Corp.1	236,800	83,816
MongoDB, Inc., Class A2	627,521	82,588
FleetCor Technologies, Inc.2	252,000	72,506
SK hynix, Inc.1	844,000	68,593
Analog Devices, Inc.	563,000	66,907
Guidewire Software, Inc.2	585,000	64,216
Global Payments Inc.	319,100	58,255
VMware, Inc., Class A2	300,000	45,537
Jack Henry & Associates, Inc.	287,000	41,807
Samsung Electronics Co., Ltd.1	842,000	40,571
Adobe Inc.2	115,700	38,159
HubSpot, Inc.2	239,900	38,024
Advanced Micro Devices, Inc.2	805,000	36,917
Alteryx, Inc., Class A2	361,000	36,125
Dell Technologies Inc., Class C2	649,000	33,352
Atlassian Corp. PLC, Class A2	267,300	32,167
Tyler Technologies, Inc.2	101,900	30,572
Micron Technology, Inc.2	564,200	30,343
DocuSign, Inc.2	386,000	28,607
MKS Instruments, Inc.	199,200	21,914
Texas Instruments Inc.	157,000	20,142
Apple Inc.	64,700	18,999
NetApp, Inc.	289,900	18,046
SYNNEX Corp.	115,500	14,876
Elastic NV, non-registered shares2	159,000	10,224
Trimble Inc.2	217,000	9,047

American Funds Insurance Series — Growth Fund — Page 12 of 184

Common stocks (continued) Information technology (continued)	Shares	Value (000)
LiveRamp Holdings, Inc.2	187,800	$9,028
SVMK Inc.2	226,700	4,051
Datadog, Inc., Class A2	46,500	1,757
Cloudflare, Inc., Class A2	98,400	1,679
		7,160,390
Communication services 18.20%
Facebook, Inc., Class A2	7,578,400	1,555,467
Netflix, Inc.2	3,251,160	1,051,978
Alphabet Inc., Class C2	552,300	738,436
Alphabet Inc., Class A2	157,500	210,954
Charter Communications, Inc., Class A2	946,280	459,021
T-Mobile US, Inc.2	4,885,000	383,082
Activision Blizzard, Inc.	6,317,500	375,386
Comcast Corp., Class A	5,135,900	230,961
Snap Inc., Class A2	7,800,000	127,374
ViacomCBS Inc., Class B	461,600	19,373
Cable One, Inc.	10,600	15,778
Pinterest, Inc., Class A2	642,100	11,969
Zillow Group, Inc., Class A2	14,600	668
		5,180,447
Health care 16.70%
UnitedHealth Group Inc.	3,190,800	938,031
Intuitive Surgical, Inc.2	1,049,100	620,176
Regeneron Pharmaceuticals, Inc.2	1,341,000	503,519
Humana Inc.	1,269,500	465,297
Vertex Pharmaceuticals Inc.2	1,434,579	314,101
Boston Scientific Corp.2	5,085,000	229,944
Centene Corp.2	3,484,800	219,089
Thermo Fisher Scientific Inc.	534,500	173,643
Cigna Corp.	739,902	151,303
Seattle Genetics, Inc.2	1,248,154	142,614
ResMed Inc.	755,000	117,002
DexCom, Inc.2	421,000	92,090
Allakos Inc.2	910,000	86,778
Pfizer Inc.	2,191,000	85,843
Eli Lilly and Co.	523,300	68,777
CVS Health Corp.	862,934	64,107
Insulet Corp.2	276,000	47,251
Align Technology, Inc.2	155,000	43,251
Incyte Corp.2	492,100	42,970
Abbott Laboratories	481,200	41,797
Verily Life Sciences LLC1,2,3,4	300,178	38,849
Neurocrine Biosciences, Inc.2	330,600	35,536
AstraZeneca PLC1	290,900	29,104
Amgen Inc.	120,000	28,929
Danaher Corp.	183,200	28,118
Merck & Co., Inc.	296,000	26,921
Biohaven Pharmaceutical Holding Co. Ltd.2	449,600	24,476
Edwards Lifesciences Corp.2	84,100	19,620
BioMarin Pharmaceutical Inc.2	191,800	16,217
Allogene Therapeutics, Inc.2	589,500	15,315
Anthem, Inc.	40,400	12,202
Sage Therapeutics, Inc.2	120,200	8,677

American Funds Insurance Series — Growth Fund — Page 13 of 184

Common stocks (continued) Health care (continued)	Shares	Value (000)
Molina Healthcare, Inc.2	58,100	$7,884
Ultragenyx Pharmaceutical Inc.2	175,400	7,491
Agios Pharmaceuticals, Inc.2	132,000	6,303
		4,753,225
Consumer discretionary 11.29%
Amazon.com, Inc.2	557,016	1,029,276
Tesla, Inc.2	1,908,500	798,383
Home Depot, Inc.	1,206,000	263,366
Domino’s Pizza, Inc.	409,800	120,391
Grand Canyon Education, Inc.2	1,083,700	103,808
Burlington Stores, Inc.2	350,000	79,811
Booking Holdings Inc.2	35,800	73,524
LVMH Moët Hennessy-Louis Vuitton SE1	154,000	71,723
NIKE, Inc., Class B	639,300	64,767
Toll Brothers, Inc.	1,551,000	61,280
Hermès International1	81,000	60,616
MGM Resorts International	1,610,000	53,565
Bright Horizons Family Solutions Inc.2	350,000	52,602
Dollar General Corp.	295,000	46,014
Restaurant Brands International Inc.	700,000	44,639
Floor & Decor Holdings, Inc., Class A2	769,300	39,088
Norwegian Cruise Line Holdings Ltd.2	605,000	35,338
Hilton Worldwide Holdings Inc.	306,800	34,027
Marriott International, Inc., Class A	210,000	31,800
Five Below, Inc.2	195,000	24,933
Wynn Resorts, Ltd.	141,200	19,608
Chipotle Mexican Grill, Inc.2	21,100	17,663
Sturm, Ruger & Co., Inc.	357,788	16,827
Ollie’s Bargain Outlet Holdings, Inc.2	254,600	16,628
Ross Stores, Inc.	137,100	15,961
Las Vegas Sands Corp.	152,000	10,494
Royal Caribbean Cruises Ltd.	65,800	8,785
EssilorLuxottica1	54,800	8,371
YUM! Brands, Inc.	75,600	7,615
Westwing Group AG, non-registered shares1,2	707,000	2,823
		3,213,726
Financials 8.49%
Goldman Sachs Group, Inc.	1,052,400	241,978
JPMorgan Chase & Co.	1,343,000	187,214
Wells Fargo & Co.	3,011,800	162,035
Legal & General Group PLC1	40,158,246	161,788
First Republic Bank	1,376,000	161,611
Berkshire Hathaway Inc., Class B2	353,000	79,955
Berkshire Hathaway Inc., Class A2	226	76,747
PNC Financial Services Group, Inc.	919,800	146,828
Bank of America Corp.	4,015,000	141,408
Intercontinental Exchange, Inc.	1,490,900	137,983
BlackRock, Inc.	250,000	125,675
The Blackstone Group Inc., Class A	1,583,200	88,564
Onex Corp.	1,342,800	84,970
T. Rowe Price Group, Inc.	627,500	76,455
CME Group Inc., Class A	370,100	74,287
Capital One Financial Corp.	672,000	69,156

American Funds Insurance Series — Growth Fund — Page 14 of 184

Common stocks (continued) Financials (continued)	Shares	Value (000)
Marsh & McLennan Cos., Inc.	587,700	$65,476
SVB Financial Group2	253,900	63,739
Discover Financial Services	605,000	51,316
Fifth Third Bancorp	980,000	30,125
Bank of New York Mellon Corp.	559,000	28,134
S&P Global Inc.	88,000	24,028
Aon PLC, Class A	110,000	22,912
Moody’s Corp.	90,700	21,533
Morgan Stanley	411,000	21,010
State Street Corp.	244,800	19,364
RenaissanceRe Holdings Ltd.	57,100	11,193
Ares Management Corp., Class A	310,500	11,082
Arch Capital Group Ltd.2	240,900	10,332
MSCI Inc.	40,000	10,327
London Stock Exchange Group PLC1	89,600	9,255
		2,416,480
Industrials 6.44%
TransDigm Group Inc.	689,000	385,840
MTU Aero Engines AG1	1,034,033	295,275
CSX Corp.	1,882,200	136,196
Airbus SE, non-registered shares1	920,327	135,028
Boeing Co.	347,100	113,071
Northrop Grumman Corp.	265,100	91,186
ASGN Inc.2	1,074,125	76,231
Honeywell International Inc.	400,000	70,800
Grafton Group PLC, units1	5,926,200	68,445
Norfolk Southern Corp.	311,300	60,433
Union Pacific Corp.	306,000	55,322
Safran SA1	339,375	52,608
Lockheed Martin Corp.	130,000	50,619
Parker-Hannifin Corp.	225,000	46,309
Waste Connections, Inc.	506,900	46,021
Equifax Inc.	247,800	34,722
Masco Corp.	722,000	34,649
BWX Technologies, Inc.	375,400	23,305
Old Dominion Freight Line, Inc.	85,400	16,207
Stericycle, Inc.2	193,100	12,322
Westinghouse Air Brake Technologies Corp.	123,044	9,573
Deere & Co.	53,400	9,252
Armstrong World Industries, Inc.	74,500	7,001
Uber Technologies, Inc.2	151,367	4,502
		1,834,917
Materials 2.83%
Franco-Nevada Corp.	1,082,007	111,730
Sherwin-Williams Co.	174,700	101,944
Barrick Gold Corp.	4,058,000	75,438
LyondellBasell Industries NV	776,500	73,364
Newmont Goldcorp Corp.	1,671,160	72,612
Linde PLC	259,300	55,205
Vale SA, ordinary nominative (ADR)	3,787,200	49,991
Norsk Hydro ASA1	12,831,823	47,905
Allegheny Technologies Inc.2	2,070,860	42,784
Grupo México, SAB de CV, Series B	15,245,000	41,814

American Funds Insurance Series — Growth Fund — Page 15 of 184

Common stocks (continued) Materials (continued)	Shares	Value (000)
Celanese Corp.	287,300	$35,372
DuPont de Nemours Inc.	469,436	30,138
Dow Inc.	530,000	29,007
Royal Gold, Inc.	161,000	19,682
CCL Industries Inc., Class B, nonvoting shares	457,000	19,469
		806,455
Consumer staples 2.72%
Altria Group, Inc.	3,140,182	156,727
Costco Wholesale Corp.	522,900	153,691
Kerry Group PLC, Class A1	1,100,000	136,951
British American Tobacco PLC1	2,153,800	91,763
Philip Morris International Inc.	955,200	81,278
Keurig Dr Pepper Inc.	1,118,800	32,389
Coca-Cola European Partners PLC	516,000	26,254
Anheuser-Busch InBev SA/NV1	281,000	23,042
Mondelez International, Inc.	395,000	21,757
Constellation Brands, Inc., Class A	89,000	16,888
Walgreens Boots Alliance, Inc.	285,500	16,833
Estée Lauder Cos. Inc., Class A	43,800	9,046
Church & Dwight Co., Inc.	108,700	7,646
		774,265
Energy 2.45%
Chevron Corp.	1,000,000	120,510
Suncor Energy Inc.	3,588,116	117,601
EOG Resources, Inc.	1,034,400	86,641
Noble Energy, Inc.	3,235,000	80,357
Diamondback Energy, Inc.	751,000	69,738
Concho Resources Inc.	360,700	31,587
Enbridge Inc. (CAD denominated)	722,200	28,715
Murphy Oil Corp.	1,043,200	27,958
Royal Dutch Shell PLC, Class B (ADR)	419,100	25,133
Pioneer Natural Resources Co.	140,400	21,252
Viper Energy Partners LP	859,900	21,205
Parsley Energy, Inc., Class A	927,700	17,543
Schlumberger Ltd.	363,800	14,625
ConocoPhillips	222,100	14,443
Canadian Natural Resources, Ltd. (CAD denominated)	329,100	10,644
Equitrans Midstream Corp.	769,342	10,278
		698,230
Real estate 1.71%
Equinix, Inc. REIT	440,100	256,887
American Tower Corp. REIT	573,100	131,710
Crown Castle International Corp. REIT	284,500	40,442
Digital Realty Trust, Inc. REIT	245,000	29,336
Iron Mountain Inc. REIT	893,700	28,482
		486,857
Utilities 0.27%
Exelon Corp.	1,705,000	77,731
Total common stocks (cost: $14,882,833,000)		27,402,723

American Funds Insurance Series — Growth Fund — Page 16 of 184

Convertible bonds 0.09% Consumer staples 0.09%	Principal amount (000)	Value (000)
JUUL Labs, Inc. 7.00% 20241,3	$ 25,000	$25,000
Total convertible bonds (cost: $25,000,000)		25,000
Short-term securities 3.87% Money market investments 3.87%	Shares
Capital Group Central Cash Fund 1.73%5	11,024,924	1,102,492
Total short-term securities (cost: $1,102,383,000)		1,102,492
Total investment securities 100.21% (cost: $16,010,216,000)		28,530,215
Other assets less liabilities (0.21)%		(60,556)
Net assets 100.00%		$28,469,659

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,186,070,000, which represented 7.68% of the net assets of the fund. This amount includes $2,122,221,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Value determined using significant unobservable inputs.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
5	Rate represents the seven-day yield at 12/31/2019.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$38,849.14%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth Fund — Page 17 of 184

International Fund

Investment portfolio

December 31, 2019

Common stocks 92.87% Financials 16.40%	Shares	Value (000)
AIA Group Ltd.1	40,985,700	$431,237
HDFC Bank Ltd.1	17,086,200	304,509
HDFC Bank Ltd. (ADR)	531,294	33,668
Kotak Mahindra Bank Ltd.1	8,121,048	191,537
Axis Bank Ltd.1	7,270,300	75,310
Axis Bank Ltd.1,2	3,222,055	34,069
BNP Paribas SA1	1,722,058	102,509
Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,867,600	81,355
Ping An Insurance (Group) Co. of China, Ltd., Class A1	612,202	7,515
Sberbank of Russia PJSC (ADR)1	2,593,300	42,670
The People’s Insurance Co. (Group) of China Ltd., Class H1	92,051,000	38,327
PICC Property and Casualty Co. Ltd., Class H1	25,490,000	30,735
London Stock Exchange Group PLC1	217,000	22,414
Banco Santander, SA1	5,205,000	21,978
B3 SA - Brasil, Bolsa, Balcao	1,756,300	18,761
ING Groep NV1	1,486,000	17,859
UniCredit SpA1	1,212,711	17,730
Sony Financial Holdings Inc.1	730,000	17,474
Zurich Insurance Group AG1	38,905	15,956
IndusInd Bank Ltd.1	750,510	15,885
FinecoBank SpA1	1,037,559	12,454
Royal Bank of Canada	135,000	10,682
Hiscox Ltd.1	561,134	10,612
ICICI Bank Ltd.1	1,375,000	10,416
Capitec Bank Holdings Ltd.1	99,000	10,231
Metropolitan Bank & Trust Co.1	7,419,516	9,683
Standard Chartered PLC (GBP denominated)1	654,500	6,181
Standard Chartered PLC (HKD denominated)1	358,950	3,349
Bank Rakyat Indonesia (Persero) Tbk PT1	29,695,000	9,372
Türkiye Garanti Bankasi AS1,3	4,881,000	9,148
Prudential PLC1	455,700	8,768
DBS Group Holdings Ltd.1	450,000	8,674
Barclays PLC1	3,373,000	8,055
Akbank TAS1,3	5,252,000	7,165
Hargreaves Lansdown PLC1	230,600	5,938
		1,652,226
Consumer discretionary 13.95%
Alibaba Group Holding Ltd. (ADR)3	1,635,100	346,805
Sony Corp.1	2,051,700	139,653
MercadoLibre, Inc.3	190,000	108,669
Meituan Dianping, Class B1,3	7,500,347	98,223
Kering SA1	139,238	91,726
Galaxy Entertainment Group Ltd.1	11,306,000	83,334
Ryohin Keikaku Co., Ltd.1	3,319,000	77,413
Fast Retailing Co., Ltd.1	105,400	62,474

American Funds Insurance Series — International Fund — Page 18 of 184

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Sands China Ltd.1	11,098,000	$59,514
Melco Resorts & Entertainment Ltd. (ADR)	2,334,881	56,434
EssilorLuxottica1	304,840	46,567
Maruti Suzuki India Ltd.1	422,000	43,582
B2W - Cia. Digital, ordinary nominative3	2,406,000	37,597
Prosus NV1,3	287,200	21,490
Hyundai Motor Co.1	196,200	20,401
Industria de Diseño Textil, SA1	511,000	18,101
William Hill PLC1	6,980,000	17,448
LVMH Moët Hennessy-Louis Vuitton SE1	35,550	16,557
Naspers Ltd., Class N1	86,996	14,220
Hyundai Mobis Co., Ltd.1	60,951	13,478
Nitori Holdings Co., Ltd.1	83,000	13,115
Toyota Motor Corp.1	180,000	12,674
adidas AG1	17,466	5,676
Burberry Group PLC1	34,600	1,012
		1,406,163
Industrials 13.85%
Airbus SE, non-registered shares1	2,723,949	399,652
Recruit Holdings Co., Ltd.1	3,871,300	145,678
Melrose Industries PLC1	37,984,233	121,412
Safran SA1	523,100	81,088
Rheinmetall AG1	639,400	73,528
Rolls-Royce Holdings PLC1,3	8,080,688	73,172
Knorr-Bremse AG, non-registered shares1	703,099	71,566
Komatsu Ltd.1	2,880,500	69,061
Airports of Thailand PCL, foreign registered1	18,157,000	44,872
Adani Ports & Special Economic Zone Ltd.1	8,695,437	44,613
NIBE Industrier AB, Class B1	2,474,315	42,908
Jardine Matheson Holdings Ltd.1	646,600	35,954
A.P. Møller - Mærsk A/S, Class B1	23,500	33,909
International Container Terminal Services, Inc.1	12,890,350	32,694
CCR SA, ordinary nominative	6,640,200	31,330
easyJet PLC1	1,561,800	29,708
Shanghai International Airport Co., Ltd., Class A1	2,032,685	22,994
Nidec Corp.1	118,700	16,215
DP World PLC1	824,337	10,788
Thales SA1	96,200	10,009
Alliance Global Group, Inc.1,3	20,000,000	4,600
		1,395,751
Health care 12.43%
Novartis AG1	2,624,133	248,617
Daiichi Sankyo Co., Ltd.1	2,160,000	142,631
Chugai Pharmaceutical Co., Ltd.1	1,243,500	114,531
Takeda Pharmaceutical Co. Ltd.1	2,859,865	113,302
Grifols, SA, Class A, non-registered shares1	2,656,981	93,813
Grifols, SA, Class B (ADR)	793,690	18,485
Alcon Inc.1,3	1,903,239	107,818
Fresenius SE & Co. KGaA1	1,819,000	102,675
Teva Pharmaceutical Industries Ltd. (ADR)3	7,216,598	70,723
Hikma Pharmaceuticals PLC1	2,371,000	62,808
Bayer AG1	520,000	42,505
M3, Inc.1	1,084,200	32,740

American Funds Insurance Series — International Fund — Page 19 of 184

Common stocks (continued) Health care (continued)	Shares	Value (000)
NMC Health PLC1	1,353,000	$31,762
Fresenius Medical Care AG & Co. KGaA1	351,000	26,033
Aier Eye Hospital Group Co., Ltd., Class A1	3,055,910	17,373
Merck KGaA1	142,000	16,804
HOYA Corp.1	100,000	9,548
		1,252,168
Information technology 7.24%
ASML Holding NV1	682,174	203,158
Samsung Electronics Co., Ltd.1	3,702,250	178,390
Taiwan Semiconductor Manufacturing Co., Ltd.1	6,183,000	68,474
PagSeguro Digital Ltd., Class A3	1,392,000	47,551
SK hynix, Inc.1	536,000	43,562
Amadeus IT Group SA, Class A, non-registered shares1	475,000	38,920
MediaTek Inc.1	2,314,000	34,249
Keyence Corp.1	95,200	33,696
OBIC Co., Ltd.1	172,600	23,315
Tokyo Electron Ltd.1	81,400	17,888
Lenovo Group Ltd.1	17,502,000	11,774
Largan Precision Co., Ltd.1	66,000	11,028
Nomura Research Institute, Ltd.1	434,300	9,344
Infineon Technologies AG1	358,000	8,210
		729,559
Materials 6.73%
Vale SA, ordinary nominative (ADR)	15,349,717	202,616
Vale SA, ordinary nominative	102,481	1,358
Asahi Kasei Corp.1	12,779,780	143,397
First Quantum Minerals Ltd.	5,407,000	54,838
Shin-Etsu Chemical Co., Ltd.1	377,200	41,355
Teck Resources Ltd., Class B	2,208,800	38,306
Linde PLC (EUR denominated)1	146,300	31,406
ArcelorMittal SA1	1,582,000	27,945
Rio Tinto PLC1	460,000	27,332
Fortescue Metals Group Ltd.1	3,281,789	24,735
CRH PLC1	476,091	19,097
Akzo Nobel NV1	118,578	12,090
LafargeHolcim Ltd.1	204,693	11,351
BASF SE1	135,600	10,283
Evonik Industries AG1	331,710	10,168
Koninklijke DSM NV1	54,300	7,088
Hindalco Industries Ltd.1	1,726,000	5,235
Aluminum Corp. of China Ltd., Class H1,3	15,036,000	5,155
UPL Ltd.1	504,889	4,136
		677,891
Consumer staples 6.72%
Pernod Ricard SA1	785,326	140,578
Nestlé SA1	1,142,100	123,731
Kirin Holdings Co., Ltd.1	4,041,800	88,154
KOSÉ Corp.1	458,100	66,954
British American Tobacco PLC1	1,246,000	53,086
Thai Beverage PCL1	73,038,000	48,345
Treasury Wine Estates Ltd.1	3,570,043	40,797
Imperial Brands PLC1	1,630,000	40,389

American Funds Insurance Series — International Fund — Page 20 of 184

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
LG Household & Health Care Ltd.1	19,000	$20,698
Kweichow Moutai Co., Ltd., Class A1	99,000	16,832
Wal-Mart de México, SAB de CV, Series V	4,123,000	11,808
Philip Morris International Inc.	123,000	10,466
Shiseido Co., Ltd.1	108,900	7,787
Glanbia PLC1	504,504	5,839
Chocoladefabriken Lindt & Sprüngli AG1	19	1,679
		677,143
Communication services 4.91%
SoftBank Group Corp.1	4,168,200	181,469
Tencent Holdings Ltd.1	2,555,987	123,297
Altice Europe NV, Class A1,3	13,236,760	85,540
Altice Europe NV, Class B1,3	1,077,927	6,903
Nintendo Co., Ltd.1	101,500	40,970
ITV PLC1	9,500,415	19,069
América Móvil, SAB de CV, Series L (ADR)	667,857	10,686
América Móvil, SAB de CV, Series L	2,139,900	1,709
Nippon Telegraph and Telephone Corp.1	365,200	9,251
TalkTalk Telecom Group PLC1	5,624,000	8,661
LG Uplus Corp.1	577,000	7,078
		494,633
Energy 4.86%
Reliance Industries Ltd.1	5,591,364	118,767
Royal Dutch Shell PLC, Class B1	2,148,307	64,014
Royal Dutch Shell PLC, Class A (GBP denominated)1	786,310	23,373
Oil Search Ltd.1	13,449,600	68,611
Canadian Natural Resources, Ltd. (CAD denominated)	1,481,000	47,901
TOTAL SA1	795,780	43,977
BP PLC1	6,504,863	40,833
Cenovus Energy Inc. (CAD denominated)	2,482,000	25,230
Saipem SpA, Class S1,3	4,409,000	21,558
Neste Oyj1	494,500	17,207
Ultrapar Participacoes SA, ordinary nominative	1,485,800	9,411
Suncor Energy Inc.	277,900	9,108
		489,990
Utilities 3.56%
ENN Energy Holdings Ltd.1	14,004,000	153,115
China Gas Holdings Ltd.1	24,134,000	90,467
E.ON SE1	7,101,000	75,944
China Resources Gas Group Ltd.1	7,178,000	39,455
		358,981
Real estate 2.22%
China Overseas Land & Investment Ltd.1	23,746,000	92,741
Ayala Land, Inc.1	58,363,700	52,341
Sun Hung Kai Properties Ltd.1	2,951,666	45,276
China Resources Land Ltd.1	3,040,000	15,147
CK Asset Holdings Ltd.1	1,442,000	10,451
Vinhomes JSC1	2,008,487	7,353
		223,309
Total common stocks (cost: $6,922,555,000)		9,357,814

American Funds Insurance Series — International Fund — Page 21 of 184

Preferred securities 1.20% Health care 0.70%	Shares	Value (000)
Grifols, SA, Class B, nonvoting preferred, non-registered shares1	3,026,230	$70,526
Financials 0.50%
Itaú Unibanco Holding SA, preferred nominative (ADR)	5,490,000	50,234
Total preferred securities (cost: $99,792,000)		120,760
Rights & warrants 0.23% Health care 0.23%
WuXi AppTec Co., Ltd., Class A, warrants, expire 20201,4	1,733,200	22,939
Total rights & warrants (cost: $13,238,000)		22,939
Bonds, notes & other debt instruments 0.44% Corporate bonds & notes 0.33% Materials 0.27%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 20214	$997	1,001
First Quantum Minerals Ltd. 7.25% 20224	25,720	25,887
		26,888
Consumer staples 0.06%
JBS Investments GmbH II 6.25% 2023	6,155	6,247
Total corporate bonds & notes		33,135
Bonds & notes of governments outside the U.S. 0.11%
United Mexican States, Series M, 8.00% 2023	MXN203,000	11,194
Total bonds, notes & other debt instruments (cost: $38,713,000)		44,329
Short-term securities 5.41% Money market investments 5.41%	Shares
Capital Group Central Cash Fund 1.73%5	5,444,569	544,457
Total short-term securities (cost: $544,206,000)		544,457
Total investment securities 100.15% (cost: $7,618,504,000)		10,090,299
Other assets less liabilities (0.15)%		(14,868)
Net assets 100.00%		$10,075,431

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD17,024	GBP12,948	Barclays Bank PLC	1/9/2020	$(131)

American Funds Insurance Series — International Fund — Page 22 of 184

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,247,137,000, which represented 81.85% of the net assets of the fund. This amount includes $8,199,688,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
3	Security did not produce income during the last 12 months.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $49,827,000, which represented .49% of the net assets of the fund.
5	Rate represents the seven-day yield at 12/31/2019.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$34,069.34%

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
HKD = Hong Kong dollars
MXN = Mexican pesos
USD/$ = U.S. dollars

American Funds Insurance Series — International Fund — Page 23 of 184

New World Fund®

Investment portfolio

December 31, 2019

Common stocks 88.36% Information technology 23.02%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.1	9,405,000	$104,155
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	250,000	14,525
PagSeguro Digital Ltd., Class A2	2,921,023	99,782
Microsoft Corp.	538,524	84,925
StoneCo Ltd., Class A2	1,780,826	71,037
Keyence Corp.1	140,000	49,553
Broadcom Inc.	156,350	49,410
Visa Inc., Class A	223,400	41,977
PayPal Holdings, Inc.2	353,000	38,184
EPAM Systems, Inc.2	158,100	33,543
Adobe Inc.2	100,400	33,113
Largan Precision Co., Ltd.1	181,000	30,243
Autodesk, Inc.2	146,100	26,804
Mastercard Inc., Class A	79,800	23,827
Halma PLC1	843,000	23,666
Amphenol Corp., Class A	190,000	20,564
Accenture PLC, Class A	86,500	18,214
Network International Holdings PLC1,2	1,521,182	12,911
TravelSky Technology Ltd., Class H1	4,640,448	11,340
ASML Holding NV1	33,500	9,977
Globant SA2	83,000	8,802
Hexagon AB, Class B1	152,940	8,569
Temenos AG1	52,700	8,332
Hangzhou Hikvision Digital Technology Co., Ltd., Class A1	1,501,982	7,072
WiseTech Global Ltd.1	408,518	6,707
Inphi Corp.2	65,000	4,811
Tokyo Electron Ltd.1	16,400	3,604
Apple Inc.	11,800	3,465
Micron Technology, Inc.2	63,700	3,426
ON Semiconductor Corp.2	121,000	2,950
Cree, Inc.2	60,000	2,769
Samsung Electronics Co., Ltd.1	47,000	2,265
Kingdee International Software Group Co. Ltd.1	1,539,000	1,540
Advanced Micro Devices, Inc.2	32,000	1,468
TE Connectivity Ltd.	11,000	1,054
Atlassian Corp. PLC, Class A2	7,750	933
		865,517
Financials 13.11%
HDFC Bank Ltd.1	4,410,200	78,598
Kotak Mahindra Bank Ltd.1	2,942,900	69,409
B3 SA - Brasil, Bolsa, Balcao	5,593,400	59,748
AIA Group Ltd.1	5,316,600	55,939
Sberbank of Russia PJSC (ADR)1	1,371,100	22,560
Sberbank of Russia PJSC (ADR)	682,500	11,193
HDFC Life Insurance Co. Ltd.1	3,387,520	29,718

American Funds Insurance Series — New World Fund — Page 24 of 184

Common stocks (continued) Financials (continued)	Shares	Value (000)
XP Inc., Class A2	725,900	$27,962
Bank Central Asia Tbk PT1	9,869,000	23,709
S&P Global Inc.	72,000	19,660
IndusInd Bank Ltd.1	832,000	17,610
Capitec Bank Holdings Ltd.1	153,526	15,865
UniCredit SpA1	1,048,005	15,322
PICC Property and Casualty Co. Ltd., Class H1	9,880,000	11,913
The People’s Insurance Co. (Group) of China Ltd., Class H1	20,226,000	8,421
Türkiye Garanti Bankasi AS1,2	3,054,700	5,725
Ping An Insurance (Group) Co. of China, Ltd., Class H1	234,300	2,776
Ping An Insurance (Group) Co. of China, Ltd., Class A1	173,400	2,128
ICICI Bank Ltd.1	469,800	3,559
Akbank TAS1,2	2,210,000	3,015
Vietnam Technological and Commercial Joint Stock Bank1,2	2,368,674	2,520
Standard Chartered PLC (GBP denominated)1	125,100	1,182
Standard Chartered PLC (HKD denominated)1	68,650	640
Prudential PLC1	85,000	1,635
Moscow Exchange MICEX-RTS PJSC1	783,000	1,359
Bank Rakyat Indonesia (Persero) Tbk PT1	2,444,700	772
		492,938
Energy 9.90%
Reliance Industries Ltd.1	11,548,513	245,304
Royal Dutch Shell PLC, Class B1	1,126,400	33,564
Royal Dutch Shell PLC, Class A (GBP denominated)1	58,128	1,728
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,429,000	22,778
LUKOIL Oil Co. PJSC (ADR)1	158,000	15,696
Novatek PJSC (GDR)1	73,700	14,966
Ultrapar Participacoes SA, ordinary nominative	1,720,106	10,895
BP PLC1	1,408,000	8,839
CNOOC Ltd.1	4,303,000	7,172
Baker Hughes Co., Class A	151,000	3,870
Oil Search Ltd.1	432,000	2,204
Noble Energy, Inc.	82,000	2,037
Exxon Mobil Corp.	25,000	1,745
TOTAL SA1	25,159	1,390
		372,188
Health care 9.15%
Notre Dame Intermédica Participações SA	2,800,868	47,520
BioMarin Pharmaceutical Inc.2	389,600	32,941
Carl Zeiss Meditec AG, non-registered shares1	216,552	27,619
AstraZeneca PLC1	269,800	26,993
Yunnan Baiyao Group Co., Ltd., Class A1	2,000,000	25,699
Abbott Laboratories	263,000	22,844
Illumina, Inc.2	67,000	22,227
Asahi Intecc Co., Ltd.1	698,600	20,569
Thermo Fisher Scientific Inc.	55,700	18,095
bioMérieux SA1	184,000	16,391
OdontoPrev SA, ordinary nominative	2,385,000	10,002
Pharmaron Beijing Co., Ltd., Class H1,2	1,184,000	6,610
Pharmaron Beijing Co., Ltd., Class A1	358,000	2,650
Novartis AG1	86,850	8,228
Pfizer Inc.	166,800	6,535
Zoetis Inc., Class A	40,000	5,294

American Funds Insurance Series — New World Fund — Page 25 of 184

Common stocks (continued) Health care (continued)	Shares	Value (000)
HOYA Corp.1	52,000	$4,965
Boston Scientific Corp.2	109,000	4,929
Teva Pharmaceutical Industries Ltd. (ADR)2	465,000	4,557
Aier Eye Hospital Group Co., Ltd., Class A1	791,000	4,497
WuXi AppTec Co., Ltd., Class H1	305,200	3,787
Align Technology, Inc.2	12,000	3,349
PerkinElmer, Inc.	34,210	3,322
Koninklijke Philips NV (EUR denominated)1	65,000	3,178
Merck & Co., Inc.	33,000	3,001
Alcon Inc.1,2	46,500	2,634
Hypera SA, ordinary nominative	249,200	2,211
NMC Health PLC1	83,200	1,953
Straumann Holding AG1	1,500	1,472
		344,072
Materials 8.32%
Vale SA, ordinary nominative	2,881,660	38,182
Vale SA, ordinary nominative (ADR)	1,976,000	26,083
Freeport-McMoRan Inc.	3,945,000	51,758
Fortescue Metals Group Ltd.1	4,618,395	34,809
UPM-Kymmene Oyj1	894,000	30,984
First Quantum Minerals Ltd.	2,305,000	23,377
Rio Tinto PLC1	290,000	17,231
Givaudan SA1	5,300	16,587
CCL Industries Inc., Class B, nonvoting shares	367,000	15,635
UPL Ltd.1	1,732,500	14,192
Shree Cement Ltd.1	47,758	13,647
Koninklijke DSM NV1	89,000	11,618
Air Products and Chemicals, Inc.	17,000	3,995
SIG Combibloc Group AG1	242,000	3,864
Arkema SA1	26,100	2,784
Kansai Paint Co., Ltd.1	113,000	2,762
Celanese Corp.	22,000	2,709
BASF SE1	33,900	2,571
		312,788
Consumer discretionary 7.02%
Alibaba Group Holding Ltd.1,2	1,355,096	36,032
Alibaba Group Holding Ltd. (ADR)2	30,300	6,427
Melco Resorts & Entertainment Ltd. (ADR)	931,500	22,514
Marriott International, Inc., Class A	144,800	21,927
General Motors Co.	542,000	19,837
Galaxy Entertainment Group Ltd.1	2,395,000	17,653
MercadoLibre, Inc.2	27,850	15,929
Ferrari NV1	93,800	15,558
Hermès International1	19,100	14,293
MakeMyTrip Ltd., non-registered shares2	594,000	13,603
Naspers Ltd., Class N1	75,835	12,395
Meituan Dianping, Class B1,2	908,656	11,900
Fast Retailing Co., Ltd.1	10,800	6,402
Ryohin Keikaku Co., Ltd.1	173,000	4,035
Domino’s Pizza, Inc.	12,100	3,555
Zhongsheng Group Holdings Ltd.1	828,000	3,367
Prosus NV1,2	44,636	3,340
NIKE, Inc., Class B	31,000	3,141

American Funds Insurance Series — New World Fund — Page 26 of 184

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
LVMH Moët Hennessy-Louis Vuitton SE1	6,700	$3,120
Trip.com Group Ltd. (ADR)2	92,000	3,086
Kering SA1	4,100	2,701
InterContinental Hotels Group PLC1	38,950	2,683
IDP Education Ltd.1	214,000	2,585
EssilorLuxottica1	14,500	2,215
Hyundai Motor Co.1	20,000	2,080
Suzuki Motor Corp.1	47,000	1,969
Eicher Motors Ltd.1	6,100	1,926
Booking Holdings Inc.2	900	1,848
Li Ning Co. Ltd.1	582,000	1,745
Peugeot SA1	72,196	1,729
Valeo SA, non-registered shares1	35,000	1,239
adidas AG1	3,702	1,203
Vivo Energy PLC1	670,000	1,098
Maruti Suzuki India Ltd.1	8,332	860
		263,995
Communication services 5.88%
Facebook, Inc., Class A2	268,000	55,007
Alphabet Inc., Class C2	23,220	31,046
Alphabet Inc., Class A2	10,000	13,394
Activision Blizzard, Inc.	366,400	21,772
Yandex NV, Class A2	456,500	19,853
Sea Ltd., Class A (ADR)2	493,500	19,849
Tencent Holdings Ltd.1	353,100	17,033
Vodafone Idea Ltd.1,2	107,441,068	9,289
JOYY Inc., Class A (ADR)2	174,000	9,186
Electronic Arts Inc.2	38,400	4,128
América Móvil, SAB de CV, Series L (ADR)	150,000	2,400
América Móvil, SAB de CV, Series L	525,000	419
SoftBank Group Corp.1	61,000	2,656
HUYA, Inc. (ADR)2,3	147,600	2,649
Z Holding Corp.1	586,700	2,458
Intouch Holdings PCL, foreign registered1	1,192,000	2,274
Netflix, Inc.2	7,000	2,265
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	6,526,000	1,859
Ubisoft Entertainment SA1,2	21,454	1,484
JCDecaux SA1	38,373	1,184
Bharti Infratel Ltd.1	312,492	1,107
		221,312
Consumer staples 5.58%
Kweichow Moutai Co., Ltd., Class A1	334,161	56,813
Nestlé SA1	333,296	36,108
Treasury Wine Estates Ltd.1	2,885,454	32,974
AAK AB1	1,110,000	21,098
Kirin Holdings Co., Ltd.1	778,000	16,969
British American Tobacco PLC1	335,000	14,273
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A1	1,090,885	6,163
Pernod Ricard SA1	22,330	3,997
Herbalife Nutrition Ltd.2	77,000	3,671
Bid Corp. Ltd.1	153,000	3,609
Mondelez International, Inc.	52,000	2,864
Thai Beverage PCL1	3,681,000	2,436

American Funds Insurance Series — New World Fund — Page 27 of 184

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Coca-Cola FEMSA, SAB de CV, units	310,000	$1,884
CP ALL PCL, foreign registered1	768,000	1,847
Estée Lauder Cos. Inc., Class A	8,800	1,818
Shiseido Co., Ltd.1	24,000	1,716
Budweiser Brewing Co., APAC Ltd.1,2	448,000	1,513
		209,753
Industrials 4.40%
Airbus SE, non-registered shares1	276,729	40,601
Shanghai International Airport Co., Ltd., Class A1	2,014,760	22,791
Nidec Corp.1	165,000	22,540
Rational AG1	19,400	15,603
DSV Panalpina A/S1	85,722	9,923
Knorr-Bremse AG, non-registered shares1	93,000	9,466
Edenred SA1	151,689	7,849
MTU Aero Engines AG1	24,800	7,082
Safran SA1	36,000	5,580
Boeing Co.	13,000	4,235
International Container Terminal Services, Inc.1	1,669,300	4,234
SMC Corp.1	8,600	3,931
TransDigm Group Inc.	7,000	3,920
CCR SA, ordinary nominative	819,300	3,866
Experian PLC1	65,000	2,198
Fortive Corp.	17,000	1,298
Guangzhou Baiyun International Airport Co. Ltd., Class A1	147,950	371
		165,488
Real estate 1.09%
American Tower Corp. REIT	87,500	20,109
ESR Cayman Ltd.1,2	3,335,800	7,534
Embassy Office Parks REIT1	717,600	4,260
China Overseas Land & Investment Ltd.1	970,000	3,789
Longfor Group Holdings Ltd.1	677,000	3,180
Ayala Land, Inc.1	2,614,000	2,344
		41,216
Utilities 0.89%
AES Corp.	885,000	17,612
China Resources Gas Group Ltd.1	2,274,000	12,499
ENN Energy Holdings Ltd.1	295,000	3,225
		33,336
Total common stocks (cost: $2,372,140,000)		3,322,603
Preferred securities 1.90% Industrials 0.65%
Azul SA, preferred nominative (ADR)2	433,223	18,542
Azul SA, preferred nominative2	419,250	6,074
		24,616
Consumer discretionary 0.50%
Volkswagen AG, nonvoting preferred shares1	95,000	18,780

American Funds Insurance Series — New World Fund — Page 28 of 184

Preferred securities (continued) Financials 0.48%	Shares	Value (000)
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,522,000	$13,926
Itaú Unibanco Holding SA, preferred nominative	457,000	4,215
		18,141
Information technology 0.16%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	149,500	5,832
Health care 0.11%
Grifols, SA, Class B, nonvoting preferred, non-registered shares1	172,000	4,008
Real estate 0.00%
Ayala Land, Inc., preference shares1,2,4	15,000,000	27
Total preferred securities (cost: $50,498,000)		71,404
Rights & warrants 0.70% Health care 0.56%
WuXi AppTec Co., Ltd., Class A, warrants, expire 20201,5	1,594,320	21,101
Consumer staples 0.14%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20221,5	348,300	5,378
Total rights & warrants (cost: $15,629,000)		26,479
Bonds, notes & other debt instruments 2.57% Bonds & notes of governments & government agencies outside the U.S. 2.35%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 20295	$ 1,400	1,397
Angola (Republic of) 8.00% 20295	2,000	2,139
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 70.253% 20206	ARS4,162	36
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 55.469% 20226	13,621	128
Argentine Republic 8.28% 20337	$1,318	815
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)8	1,700	835
Argentine Republic 6.875% 2048	2,595	1,251
Bahrain (Kingdom of) 6.75% 20295	500	585
Banque Centrale de Tunisie 6.75% 2023	€110	128
Banque Centrale de Tunisie 5.625% 2024	365	408
Banque Centrale de Tunisie 5.75% 2025	$425	398
Belarus (Republic of) 6.875% 2023	500	535
Brazil (Federative Republic of) Global 5.625% 2047	1,995	2,260
Buenos Aires (City of) 8.95% 2021	707	735
Cameroon (Republic of) 9.50% 2025	1,750	1,969
Colombia (Republic of) 4.50% 2026	1,250	1,363
Costa Rica (Republic of) 6.125% 20315	1,000	1,065
Dominican Republic 7.50% 2021	533	555
Dominican Republic 5.50% 20255	970	1,047
Dominican Republic 10.375% 2026	DOP24,000	466
Dominican Republic 11.00% 2026	7,900	158
Dominican Republic 11.00% 2026	4,000	80
Dominican Republic 8.625% 20275	$575	700
Dominican Republic 11.25% 2027	DOP22,900	458

American Funds Insurance Series — New World Fund — Page 29 of 184

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 11.375% 2029	DOP12,800	$260
Dominican Republic 7.45% 20445	$1,125	1,361
Dominican Republic 7.45% 2044	1,100	1,331
Dominican Republic 6.85% 20455	500	572
Egypt (Arab Republic of) 16.00% 2022	EGP7,800	505
Egypt (Arab Republic of) 5.625% 2030	€900	1,044
Egypt (Arab Republic of) 8.50% 2047	$1,000	1,113
Egypt (Arab Republic of) 8.15% 20595	1,300	1,393
Ethiopia (Federal Democratic Republic of) 6.625% 2024	1,400	1,515
Gabonese Republic 6.375% 2024	2,000	2,094
Guatemala (Republic of) 4.375% 2027	1,100	1,142
Honduras (Republic of) 7.50% 2024	500	558
Honduras (Republic of) 6.25% 2027	1,000	1,094
Indonesia (Republic of) 4.75% 20265	2,100	2,337
Indonesia (Republic of) 6.625% 2037	603	820
Indonesia (Republic of) 7.75% 2038	707	1,064
Indonesia (Republic of) 5.25% 2042	840	1,014
Iraq (Republic of) 6.752% 2023	1,520	1,559
Jordan (Hashemite Kingdom of) 6.125% 20265	230	247
Jordan (Hashemite Kingdom of) 5.75% 20275	1,530	1,618
Kazakhstan (Republic of) 6.50% 20455	800	1,182
Kenya (Republic of) 6.875% 2024	1,350	1,465
Kenya (Republic of) 6.875% 20245	900	976
Kenya (Republic of) 8.25% 20485	500	537
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR2,000	500
Malaysia (Federation of), Series 0619, 4.119% 2034	3,000	762
Malaysia (Federation of), Series 0418, 4.893% 2038	2,300	641
Nigeria (Republic of) 6.375% 2023	$1,025	1,098
Oman (Sultanate of) 5.625% 2028	1,900	1,970
Pakistan (Islamic Republic of) 5.50% 20215	900	922
Pakistan (Islamic Republic of) 5.625% 2022	500	514
Pakistan (Islamic Republic of) 8.25% 2024	300	335
Pakistan (Islamic Republic of) 8.25% 20255	410	460
Pakistan (Islamic Republic of) 6.875% 20275	1,500	1,567
Panama (Republic of) 3.75% 20265	980	1,034
Panama (Republic of) 4.50% 2047	1,555	1,853
Panama (Republic of) 4.30% 2053	400	466
Paraguay (Republic of) 5.00% 20265	500	554
Paraguay (Republic of) 4.70% 20275	800	882
Paraguay (Republic of) 4.70% 2027	500	551
Peru (Republic of) 6.55% 2037	700	1,026
Poland (Republic of) 3.25% 2026	300	319
Qatar (State of) 4.50% 20285	3,000	3,443
Romania 2.875% 2029	€1,350	1,713
Romania 5.125% 20485	$1,500	1,732
Russian Federation 6.50% 2024	RUB70,000	1,155
Russian Federation 4.375% 20295	$1,000	1,114
Russian Federation 6.90% 2029	RUB73,500	1,249
Russian Federation 5.10% 2035	$1,000	1,200
Senegal (Republic of) 4.75% 2028	€1,000	1,186
South Africa (Republic of) 5.875% 2030	$1,800	1,950
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	251
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	1,000	1,003
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	400
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	700	703

American Funds Insurance Series — New World Fund — Page 30 of 184

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	$1,010	$999
Sri Lanka (Democratic Socialist Republic of) 7.55% 20305	500	497
Turkey (Republic of) 4.875% 2043	1,295	1,071
Turkey (Republic of) 5.75% 2047	2,005	1,782
Ukraine Government 7.75% 2027	2,700	2,963
Ukraine Government 7.375% 2032	1,750	1,871
Venezuela (Bolivarian Republic of) 7.00% 20189	64	8
Venezuela (Bolivarian Republic of) 7.75% 20199	1,149	135
Venezuela (Bolivarian Republic of) 6.00% 20209	950	114
Venezuela (Bolivarian Republic of) 12.75% 20229	85	10
Venezuela (Bolivarian Republic of) 9.00% 20239	1,383	166
Venezuela (Bolivarian Republic of) 8.25% 20249	299	36
Venezuela (Bolivarian Republic of) 7.65% 20259	129	15
Venezuela (Bolivarian Republic of) 11.75% 20269	64	8
Venezuela (Bolivarian Republic of) 9.25% 20279	170	20
Venezuela (Bolivarian Republic of) 9.25% 20289	319	38
Venezuela (Bolivarian Republic of) 11.95% 20319	106	13
Venezuela (Bolivarian Republic of) 7.00% 20389	107	13
		88,624
Corporate bonds & notes 0.22% Utilities 0.06%
Empresas Publicas de Medellin E.S.P. 4.25% 20295	665	693
State Grid Overseas Investment Ltd. 3.50% 20275	900	942
State Grid Overseas Investment Ltd. 4.25% 2028	500	554
		2,189
Energy 0.05%
Gazprom OJSC 6.51% 20225	600	653
Petrobras Global Finance Co. 5.093% 20305	827	887
Petrobras Global Finance Co. 6.85% 2115	314	360
		1,900
Financials 0.05%
HSBK (Europe) BV 7.25% 20215	1,125	1,181
VEB Finance Ltd. 6.902% 2020	600	614
		1,795
Materials 0.04%
Braskem Idesa Sapi 7.45% 20295	300	320
CSN Resources SA 7.625% 2023	1,000	1,068
		1,388
Industrials 0.02%
DP World Crescent 4.848% 20285	835	918
Total corporate bonds & notes		8,190
Total bonds, notes & other debt instruments (cost: $92,583,000)		96,814
Short-term securities 6.56% Money market investments 6.35%	Shares
Capital Group Central Cash Fund 1.73%10	2,386,731	238,673

American Funds Insurance Series — New World Fund — Page 31 of 184

Short-term securities (continued) Other short-term securities 0.21%	Principal amount (000)	Value (000)
Argentinian Treasury Bills (10.54%)–65.81% due 9/30/2019–7/31/20209	ARS469,721	$5,995
Nigerian Treasury Bills 12.40% due 1/9/2020	NGN700,000	1,935
		7,930
Total short-term securities (cost: $251,630,000)		246,603
Total investment securities 100.09% (cost: $2,782,480,000)		3,763,903
Other assets less liabilities (0.09)%		(3,492)
Net assets 100.00%		$3,760,411

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,928,580,000, which represented 51.29% of the net assets of the fund. This amount includes $1,899,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	All or a portion of this security was on loan. The total value of all such securities was $2,679,000, which represented .07% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $61,434,000, which represented 1.63% of the net assets of the fund.
6	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
7	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
8	Step bond; coupon rate may change at a later date.
9	Scheduled interest and/or principal payment was not received.
10	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol
ADR = American Depositary Receipts
ARS = Argentine pesos
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
MYR = Malaysian ringgits
NGN = Nigerian naira
RUB = Russian rubles

American Funds Insurance Series — New World Fund — Page 32 of 184

Blue Chip Income and Growth Fund

Investment portfolio

December 31, 2019

Common stocks 96.37% Health care 21.60%	Shares	Value (000)
Abbott Laboratories	5,266,500	$457,448
UnitedHealth Group Inc.	1,137,000	334,255
AbbVie Inc.	3,603,660	319,068
Amgen Inc.	1,194,510	287,961
Gilead Sciences, Inc.	2,845,712	184,914
Teva Pharmaceutical Industries Ltd. (ADR)1	10,333,800	101,271
Humana Inc.	259,000	94,929
Medtronic PLC	700,000	79,415
Merck & Co., Inc.	500,000	45,475
Thermo Fisher Scientific Inc.	87,000	28,264
Stryker Corp.	125,400	26,326
Bristol-Myers Squibb Co.	400,000	25,676
PerkinElmer, Inc.	210,400	20,430
		2,005,432
Information technology 15.66%
Microsoft Corp.	2,469,200	389,393
QUALCOMM Inc.	2,846,800	251,173
Broadcom Inc.	575,100	181,743
Apple Inc.	400,000	117,460
Mastercard Inc., Class A	337,000	100,625
Intel Corp.	1,680,000	100,548
Texas Instruments Inc.	780,000	100,066
Accenture PLC, Class A	400,000	84,228
Automatic Data Processing, Inc.	338,500	57,715
Fidelity National Information Services, Inc.	212,000	29,487
Applied Materials, Inc.	479,000	29,238
ASML Holding NV (New York registered)	39,200	11,601
		1,453,277
Energy 13.73%
Exxon Mobil Corp.	4,883,200	340,750
EOG Resources, Inc.	3,208,800	268,769
Diamondback Energy, Inc.	1,320,033	122,578
Schlumberger Ltd.	2,602,000	104,600
Baker Hughes Co., Class A	3,942,000	101,034
Concho Resources Inc.	859,500	75,266
TC Energy Corp.	1,350,000	71,969
Royal Dutch Shell PLC, Class B (ADR)	1,134,000	68,006
Williams Companies, Inc.	1,792,000	42,506
Cenovus Energy Inc.	4,136,000	41,980
Canadian Natural Resources, Ltd.	1,136,000	36,750
		1,274,208

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 33 of 184

Common stocks (continued) Consumer staples 10.82%	Shares	Value (000)
Philip Morris International Inc.	3,005,600	$255,747
British American Tobacco PLC (ADR)	4,935,830	209,575
Constellation Brands, Inc., Class A	793,100	150,491
Costco Wholesale Corp.	273,000	80,240
Coca-Cola Co.	1,387,000	76,770
Altria Group, Inc.	1,500,000	74,865
PepsiCo, Inc.	400,000	54,668
Keurig Dr Pepper Inc.	1,594,000	46,146
Lamb Weston Holdings, Inc.	400,000	34,412
Mondelez International, Inc.	384,000	21,151
		1,004,065
Industrials 9.91%
CSX Corp.	3,628,500	262,558
General Dynamics Corp.	1,421,634	250,705
Illinois Tool Works Inc.	650,000	116,760
Airbus Group SE (ADR)	2,639,000	96,983
United Technologies Corp.	500,000	74,880
Union Pacific Corp.	400,000	72,316
Northrop Grumman Corp.	70,300	24,181
L3Harris Technologies, Inc.	93,600	18,521
Rolls-Royce Holdings PLC (ADR)	356,800	3,215
		920,119
Communication services 6.88%
Facebook, Inc., Class A1	1,339,800	274,994
Alphabet Inc., Class A1	103,775	138,995
Alphabet Inc., Class C1	3,000	4,011
Verizon Communications Inc.	1,604,500	98,516
Comcast Corp., Class A	1,970,000	88,591
Netflix, Inc.1	104,300	33,749
		638,856
Financials 5.12%
JPMorgan Chase & Co.	1,309,000	182,475
Wells Fargo & Co.	1,500,000	80,700
U.S. Bancorp	1,000,000	59,290
American International Group, Inc.	1,010,000	51,843
AIA Group Ltd. (ADR)	1,006,000	42,342
Nasdaq, Inc.	311,000	33,308
CME Group Inc., Class A	69,000	13,850
Willis Towers Watson PLC	56,800	11,470
		475,278
Consumer discretionary 4.87%
Lowe’s Cos., Inc.	1,314,975	157,481
McDonald’s Corp.	500,000	98,805
Hasbro, Inc.	515,000	54,389
Williams-Sonoma, Inc.	705,000	51,775
Marriott International, Inc., Class A	309,500	46,868
NIKE, Inc., Class B	225,000	22,795
Carnival Corp., units	249,000	12,657
Las Vegas Sands Corp.	110,000	7,594
		452,364

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 184

Common stocks (continued) Utilities 3.10%	Shares	Value (000)
Public Service Enterprise Group Inc.	2,594,000	$153,176
American Electric Power Co., Inc.	600,000	56,706
Sempra Energy	331,000	50,140
E.ON SE (ADR)	1,490,000	15,898
NextEra Energy, Inc.	50,000	12,108
		288,028
Real estate 2.35%
Kimco Realty Corp. REIT	2,677,000	55,441
Crown Castle International Corp. REIT	384,000	54,586
Simon Property Group, Inc. REIT	290,000	43,198
Healthpeak Properties, Inc. REIT	954,000	32,884
Alexandria Real Estate Equities, Inc. REIT	148,000	23,914
Equinix, Inc. REIT	10,000	5,837
Digital Realty Trust, Inc. REIT	17,000	2,036
		217,896
Materials 2.33%
Linde PLC	884,700	188,353
Freeport-McMoRan Inc.	2,106,600	27,638
		215,991
Total common stocks (cost: $6,823,043,000)		8,945,514
Rights & warrants 0.14% Financials 0.14%
American International Group, Inc., warrants, expire 20211	1,282,000	13,179
Total rights & warrants (cost: $19,905,000)		13,179
Convertible stocks 0.06% Health care 0.06%
Danaher Corp., Series A, cumulative convertible preferred, 4.75% 2022	4,900	5,777
Total convertible stocks (cost: $4,979,000)		5,777
Short-term securities 3.37% Money market investments 3.37%
Capital Group Central Cash Fund 1.73%2	3,124,623	312,462
Total short-term securities (cost: $312,432,000)		312,462
Total investment securities 99.94% (cost: $7,160,359,000)		9,276,932
Other assets less liabilities 0.06%		5,429
Net assets 100.00%		$9,282,361

1	Security did not produce income during the last 12 months.
2	Rate represents the seven-day yield at 12/31/2019.

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 184

Key to abbreviation
ADR = American Depositary Receipts

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 36 of 184

Global Growth and Income Fund

Investment portfolio

December 31, 2019

Common stocks 96.65% Information technology 15.69%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.1	8,650,800	$95,803
Microsoft Corp.	281,000	44,314
PagSeguro Digital Ltd., Class A2	1,128,752	38,558
Broadcom Inc.	121,200	38,302
Apple Inc.	112,390	33,003
ASML Holding NV1	70,000	20,847
Tokyo Electron Ltd.1	49,000	10,768
Fiserv, Inc.2	88,000	10,175
GoDaddy Inc., Class A2	142,000	9,645
Temenos AG1	60,000	9,486
SAP SE1	68,500	9,232
Afterpay Ltd.1,2	288,000	5,933
Murata Manufacturing Co., Ltd.1	67,000	4,142
Advanced Micro Devices, Inc.2	68,000	3,118
WiseTech Global Ltd.1	137,100	2,251
		335,577
Industrials 12.59%
Airbus SE, non-registered shares1	623,200	91,434
CCR SA, ordinary nominative	7,680,800	36,240
Lockheed Martin Corp.	66,000	25,699
Safran SA1	123,500	19,144
Rheinmetall AG1	151,500	17,422
Boeing Co.	49,400	16,093
International Consolidated Airlines Group, SA (CDI)1	1,462,994	12,149
General Dynamics Corp.	65,000	11,463
Illinois Tool Works Inc.	54,000	9,700
Honeywell International Inc.	48,000	8,496
MTU Aero Engines AG1	16,300	4,655
Union Pacific Corp.	24,400	4,411
Watsco, Inc.	23,500	4,233
VINCI SA1	37,128	4,125
DCC PLC1	45,600	3,969
		269,233
Financials 11.87%
Sberbank of Russia PJSC (ADR)1	1,710,000	28,136
AIA Group Ltd.1	2,503,000	26,336
HDFC Bank Ltd.1	1,288,000	22,955
Toronto-Dominion Bank (CAD denominated)	300,700	16,865
DBS Group Holdings Ltd.1	803,000	15,478
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,195,000	14,156
CME Group Inc., Class A	70,000	14,050
Sony Financial Holdings Inc.1	550,000	13,165
JPMorgan Chase & Co.	92,000	12,825
Bank Central Asia Tbk PT1	4,775,000	11,471

American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 184

Common stocks (continued) Financials (continued)	Shares	Value (000)
Macquarie Group Ltd.1	114,700	$11,125
The Blackstone Group Inc., Class A	192,500	10,769
B3 SA - Brasil, Bolsa, Balcao	1,000,000	10,682
CIT Group Inc.	181,750	8,293
Barclays PLC1	3,365,000	8,036
BB Seguridade Participações SA	765,000	7,169
HDFC Life Insurance Co. Ltd.1	773,990	6,790
Truist Financial Corp.	116,550	6,564
AXA SA1	145,000	4,091
Prudential PLC1	177,000	3,406
UniCredit SpA1	56,319	823
M&G PLC1,2	177,000	557
		253,742
Consumer discretionary 9.58%
LVMH Moët Hennessy-Louis Vuitton SE1	56,200	26,174
Home Depot, Inc.	75,500	16,488
Norwegian Cruise Line Holdings Ltd.2	275,000	16,063
Flutter Entertainment PLC1	124,000	15,143
Alibaba Group Holding Ltd.1,2	558,400	14,848
Royal Caribbean Cruises Ltd.	93,000	12,416
Daimler AG1	222,000	12,308
Nokian Renkaat Oyj1	363,000	10,463
General Motors Co.	275,000	10,065
Restaurant Brands International Inc. (CAD denominated)	148,000	9,435
Bayerische Motoren Werke AG1	114,000	9,385
NIKE, Inc., Class B	80,000	8,105
Accor SA1	163,500	7,675
Carnival Corp., units	138,000	7,014
Amazon.com, Inc.2	3,400	6,283
adidas AG1	18,500	6,013
Trainline PLC1,2	707,300	4,766
Melco Resorts & Entertainment Ltd. (ADR)	193,000	4,665
Naspers Ltd., Class N1	27,000	4,413
Aston Martin Lagonda Global Holdings PLC1,2	457,000	3,158
		204,880
Health care 9.36%
UnitedHealth Group Inc.	86,300	25,370
AstraZeneca PLC1	167,000	16,708
Boston Scientific Corp.2	351,000	15,872
Merck & Co., Inc.	169,850	15,448
Abbott Laboratories	171,000	14,853
Novartis AG1	148,000	14,022
Fleury SA, ordinary nominative	1,750,000	13,281
Centene Corp.2	202,000	12,700
Illumina, Inc.2	34,000	11,279
HOYA Corp.1	117,000	11,171
Hikma Pharmaceuticals PLC1	340,000	9,007
CSL Ltd.1	35,200	6,831
Eli Lilly and Co.	45,000	5,914
Biogen Inc.2	17,500	5,193
Hypera SA, ordinary nominative	562,000	4,986
Koninklijke Philips NV (EUR denominated)1	100,000	4,889
DexCom, Inc.2	22,025	4,818

American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 184

Common stocks (continued) Health care (continued)	Shares	Value (000)
Pfizer Inc.	104,000	$4,075
Insulet Corp.2	21,300	3,647
		200,064
Communication services 8.45%
Nintendo Co., Ltd.1	235,700	95,140
Alphabet Inc., Class A2	21,800	29,199
Alphabet Inc., Class C2	7,000	9,359
Comcast Corp., Class A	296,000	13,311
Facebook, Inc., Class A2	44,000	9,031
SK Telecom Co., Ltd.1	37,500	7,714
Activision Blizzard, Inc.	101,000	6,001
Advanced Info Service PCL, foreign registered1	820,000	5,804
New York Times Co., Class A	160,000	5,147
		180,706
Materials 7.57%
Fortescue Metals Group Ltd.1	4,763,816	35,905
Freeport-McMoRan Inc.	2,499,000	32,787
Vale SA, ordinary nominative	2,220,000	29,415
Koninklijke DSM NV1	109,000	14,228
Rio Tinto PLC1	165,000	9,804
Allegheny Technologies Inc.2	415,000	8,574
CCL Industries Inc., Class B, nonvoting shares	192,500	8,201
Shin-Etsu Chemical Co., Ltd.1	63,000	6,907
RHI Magnesita NV1	125,700	6,433
BHP Group PLC1	248,000	5,858
DuPont de Nemours Inc.	60,000	3,852
		161,964
Energy 6.53%
Reliance Industries Ltd.1	2,714,148	57,652
Gazprom PJSC (ADR)1	3,431,000	28,254
EOG Resources, Inc.	150,000	12,564
Galp Energia, SGPS, SA, Class B1	708,000	11,842
Royal Dutch Shell PLC, Class B1	325,000	9,684
Canadian Natural Resources, Ltd. (CAD denominated)	279,200	9,030
Worley Ltd.1	590,000	6,365
ConocoPhillips	66,000	4,292
		139,683
Utilities 5.79%
E.ON SE1	3,644,000	38,972
Ørsted AS1	345,482	35,794
Enel SpA1	3,539,000	28,154
Brookfield Infrastructure Partners LP	170,000	8,491
China Resources Gas Group Ltd.1	1,350,000	7,421
Public Service Enterprise Group Inc.	85,000	5,019
		123,851
Real estate 5.19%
MGM Growth Properties LLC REIT, Class A	1,101,200	34,104
Gaming and Leisure Properties, Inc. REIT	425,000	18,296
Alexandria Real Estate Equities, Inc. REIT	103,000	16,643
Digital Realty Trust, Inc. REIT	72,000	8,621

American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 184

Common stocks (continued) Real estate (continued)	Shares	Value (000)
Prologis, Inc. REIT	90,000	$8,023
Vonovia SE1	104,442	5,623
Daito Trust Construction Co., Ltd.1	44,400	5,499
Crown Castle International Corp. REIT	37,000	5,259
Longfor Group Holdings Ltd.1	1,025,000	4,814
Iron Mountain Inc. REIT	131,000	4,175
		111,057
Consumer staples 4.03%
Nestlé SA1	324,275	35,131
British American Tobacco PLC1	252,000	10,737
C&C Group PLC1	1,946,900	10,465
Treasury Wine Estates Ltd.1	615,672	7,036
Philip Morris International Inc.	80,000	6,807
Keurig Dr Pepper Inc.	235,000	6,803
Coca-Cola European Partners PLC	95,000	4,834
Coca-Cola FEMSA, SAB de CV, units	710,000	4,314
		86,127
Total common stocks (cost: $1,433,746,000)		2,066,884
Preferred securities 0.37% Financials 0.37%
Itaú Unibanco Holding SA, preferred nominative (ADR)	862,500	7,892
Total preferred securities (cost: $6,929,000)		7,892
Bonds, notes & other debt instruments 1.63% Corporate bonds & notes 1.63% Communication services 1.63%	Principal amount (000)
Sprint Corp. 7.25% 2021	$ 33,000	34,957
Total bonds, notes & other debt instruments (cost: $32,020,000)		34,957
Short-term securities 1.34% Money market investments 1.34%	Shares
Capital Group Central Cash Fund 1.73%3	285,611	28,561
Total short-term securities (cost: $28,489,000)		28,561
Total investment securities 99.99% (cost: $1,501,184,000)		2,138,294
Other assets less liabilities 0.01%		189
Net assets 100.00%		$2,138,483

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD7,235	AUD10,500	Citibank	1/17/2020	$(137)

American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 184

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,146,095,000, which represented 53.59% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
USD/$ = U.S. dollars

American Funds Insurance Series — Global Growth and Income Fund — Page 41 of 184

Growth-Income Fund

Investment portfolio

December 31, 2019

Common stocks 94.10% Health care 16.21%	Shares	Value (000)
UnitedHealth Group Inc.	3,133,668	$921,236
Abbott Laboratories	6,789,069	589,698
Amgen Inc.	2,000,500	482,261
Gilead Sciences, Inc.	6,917,600	449,506
Eli Lilly and Co.	2,892,600	380,174
Merck & Co., Inc.	3,338,880	303,671
Cigna Corp.	1,327,418	271,444
AstraZeneca PLC1	1,643,500	164,430
AstraZeneca PLC (ADR)	1,228,600	61,258
AbbVie Inc.	2,025,936	179,376
Seattle Genetics, Inc.2	1,536,306	175,538
Illumina, Inc.2	459,500	152,434
Thermo Fisher Scientific Inc.	458,000	148,790
GlaxoSmithKline PLC1	5,307,600	124,865
Humana Inc.	328,000	120,219
Incyte Corp.2	1,330,900	116,214
Alcon Inc.1,2	1,837,147	104,074
Anthem, Inc.	342,000	103,294
Stryker Corp.	448,733	94,207
Novo Nordisk A/S, Class B1	1,611,056	93,441
Daiichi Sankyo Co., Ltd.1	1,392,000	91,918
Johnson & Johnson	613,000	89,418
Pfizer Inc.	1,877,251	73,551
PerkinElmer, Inc.	700,000	67,970
Allakos Inc.2	511,000	48,729
Medtronic PLC	425,000	48,216
Baxter International Inc.	538,000	44,988
Novartis AG1	470,000	44,529
Elanco Animal Health Inc.2	1,501,355	44,215
Chugai Pharmaceutical Co., Ltd.1	446,900	41,161
Ultragenyx Pharmaceutical Inc.2	822,800	35,142
Biohaven Pharmaceutical Holding Co. Ltd.2	618,100	33,649
Edwards Lifesciences Corp.2	131,500	30,678
Vertex Pharmaceuticals Inc.2	102,187	22,374
Gossamer Bio, Inc.2	1,325,000	20,710
Neurocrine Biosciences, Inc.2	140,600	15,113
CVS Health Corp.	161,300	11,983
Allogene Therapeutics, Inc.2	458,500	11,912
Bluebird Bio, Inc.2	109,400	9,600
Sage Therapeutics, Inc.2	123,300	8,901
Agios Pharmaceuticals, Inc.2	178,700	8,533
		5,839,420

American Funds Insurance Series — Growth-Income Fund — Page 42 of 184

Common stocks (continued) Information technology 15.04%	Shares	Value (000)
Microsoft Corp.	9,454,500	$1,490,975
Broadcom Inc.	2,152,434	680,212
Intel Corp.	6,651,600	398,098
Texas Instruments Inc.	2,127,082	272,883
Accenture PLC, Class A	1,067,900	224,868
Visa Inc., Class A	1,160,200	218,002
Mastercard Inc., Class A	710,000	211,999
QUALCOMM Inc.	2,034,252	179,482
Taiwan Semiconductor Manufacturing Co., Ltd.1	10,637,000	117,799
Adobe Inc.2	335,900	110,783
ASML Holding NV1	219,000	65,220
ASML Holding NV (New York registered)	147,800	43,740
Autodesk, Inc.2	538,000	98,702
Euronet Worldwide, Inc.2	618,000	97,372
NetApp, Inc.	1,513,000	94,184
Automatic Data Processing, Inc.	545,000	92,923
Global Payments Inc.	498,100	90,933
Amphenol Corp., Class A	826,000	89,398
CDK Global, Inc.	1,563,096	85,470
Ceridian HCM Holding Inc.2	1,210,702	82,182
Motorola Solutions, Inc.	415,000	66,873
Fiserv, Inc.2	536,700	62,059
GoDaddy Inc., Class A2	819,100	55,633
MKS Instruments, Inc.	481,000	52,915
SYNNEX Corp.	367,700	47,360
International Business Machines Corp.	350,000	46,914
Apple Inc.	151,900	44,605
StoneCo Ltd., Class A2	1,085,500	43,301
ServiceNow, Inc.2	142,500	40,231
TE Connectivity Ltd.	391,000	37,473
Atlassian Corp. PLC, Class A2	304,800	36,680
SAP SE1	239,500	32,277
Teradata Corp.2	1,056,057	28,271
Analog Devices, Inc.	213,400	25,360
Fidelity National Information Services, Inc.	162,522	22,605
Trimble Inc.2	413,300	17,230
Applied Materials, Inc.	249,600	15,236
		5,420,248
Communication services 12.02%
Facebook, Inc., Class A2	6,826,100	1,401,057
Netflix, Inc.2	2,352,425	761,174
Alphabet Inc., Class C2	296,784	396,806
Alphabet Inc., Class A2	247,980	332,142
Comcast Corp., Class A	6,693,400	301,002
Charter Communications, Inc., Class A2	438,369	212,644
Verizon Communications Inc.	3,379,400	207,495
Activision Blizzard, Inc.	2,457,100	146,001
ViacomCBS Inc., Class B	3,003,083	126,039
Fox Corp., Class A	2,537,000	94,047
IAC/InterActiveCorp2	353,700	88,110
Vodafone Group PLC1	44,633,021	86,649
Electronic Arts Inc.2	599,000	64,399
Tencent Holdings Ltd.1	1,295,500	62,493

American Funds Insurance Series — Growth-Income Fund — Page 43 of 184

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Cable One, Inc.	33,300	$49,566
Walt Disney Co.	16,358	2,366
		4,331,990
Financials 10.86%
JPMorgan Chase & Co.	4,005,030	558,301
CME Group Inc., Class A	1,642,100	329,602
Intercontinental Exchange, Inc.	3,183,555	294,638
Willis Towers Watson PLC	1,314,000	265,349
Aon PLC, Class A	1,214,800	253,031
Nasdaq, Inc.	2,129,600	228,080
Bank of New York Mellon Corp.	4,159,300	209,338
Moody’s Corp.	817,558	194,096
Marsh & McLennan Cos., Inc.	1,580,200	176,050
Chubb Ltd.	1,120,100	174,355
American International Group, Inc.	2,907,141	149,224
Wells Fargo & Co.	2,610,300	140,434
EXOR NV1	1,275,000	98,879
State Street Corp.	1,170,500	92,587
UniCredit SpA1	5,138,000	75,119
Power Financial Corp.	2,500,000	67,267
PNC Financial Services Group, Inc.	410,900	65,592
Kotak Mahindra Bank Ltd.1	2,687,778	63,392
Banco Santander, SA1	13,490,805	56,964
M&T Bank Corp.	333,600	56,629
S&P Global Inc.	186,000	50,787
B3 SA - Brasil, Bolsa, Balcao	4,750,000	50,739
HDFC Bank Ltd.1	2,580,000	45,981
BlackRock, Inc.	90,000	45,243
London Stock Exchange Group PLC1	424,000	43,796
Bank of Montreal	461,200	35,744
Truist Financial Corp.	554,519	31,230
Charles Schwab Corp.	566,000	26,919
UBS Group AG1	1,343,666	16,958
Fannie Mae2	4,398,800	13,724
Federal Home Loan Mortgage Corp.2	666,200	2,001
		3,912,049
Industrials 10.57%
Airbus SE, non-registered shares1	2,904,564	426,151
BWX Technologies, Inc.3	5,414,670	336,143
TransDigm Group Inc.	578,800	324,128
Northrop Grumman Corp.	733,200	252,199
General Dynamics Corp.	1,381,600	243,645
Equifax Inc.	1,386,600	194,290
Norfolk Southern Corp.	964,300	187,199
L3Harris Technologies, Inc.	918,100	181,664
Safran SA1	1,094,103	169,602
CSX Corp.	2,306,600	166,906
Waste Connections, Inc.	1,309,600	118,899
Lockheed Martin Corp.	274,900	107,041
Boeing Co.	311,350	101,425
Waste Management, Inc.	767,700	87,487
Westinghouse Air Brake Technologies Corp.	1,113,758	86,650
Meggitt PLC1	9,624,952	83,871

American Funds Insurance Series — Growth-Income Fund — Page 44 of 184

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Middleby Corp.2	732,000	$80,169
United Technologies Corp.	494,300	74,026
Union Pacific Corp.	392,677	70,992
CAE Inc.	2,499,000	66,163
General Electric Co.	5,227,900	58,343
Old Dominion Freight Line, Inc.	270,000	51,241
Air Lease Corp., Class A	1,058,100	50,281
Masco Corp.	954,000	45,782
Textron Inc.	1,000,000	44,600
Caterpillar Inc.	276,000	40,760
Woodward, Inc	319,214	37,808
Covanta Holding Corp.	2,019,800	29,974
Boyd Group Services Inc.	192,300	29,914
Deere & Co.	137,400	23,806
RELX PLC1	763,100	19,251
Nielsen Holdings PLC	856,400	17,385
		3,807,795
Consumer staples 7.10%
Coca-Cola Co.	7,316,100	404,946
British American Tobacco PLC1	8,069,260	343,793
British American Tobacco PLC (ADR)	479,440	20,357
Keurig Dr Pepper Inc.	7,241,735	209,648
Carlsberg A/S, Class B1	1,390,224	207,388
Costco Wholesale Corp.	621,800	182,760
Nestlé SA1	1,606,846	174,080
Philip Morris International Inc.	2,033,640	173,043
Pernod Ricard SA1	944,574	169,084
Mondelez International, Inc.	2,867,900	157,964
Walgreens Boots Alliance, Inc.	1,441,200	84,973
Procter & Gamble Co.	653,178	81,582
Lamb Weston Holdings, Inc.	842,000	72,437
Reckitt Benckiser Group PLC1	875,000	71,055
PepsiCo, Inc.	498,419	68,119
Diageo PLC1	1,220,000	51,410
Herbalife Nutrition Ltd.2	849,000	40,472
Church & Dwight Co., Inc.	446,400	31,400
Hormel Foods Corp.	302,200	13,632
		2,558,143
Energy 6.94%
Exxon Mobil Corp.	6,274,200	437,814
EOG Resources, Inc.	3,943,800	330,333
Chevron Corp.	2,485,800	299,564
Enbridge Inc. (CAD denominated)	7,486,412	297,658
Canadian Natural Resources, Ltd. (CAD denominated)	8,803,800	284,748
Royal Dutch Shell PLC, Class B (ADR)	1,974,300	118,399
Royal Dutch Shell PLC, Class B1	1,800,000	53,636
Royal Dutch Shell PLC, Class A (ADR)	305,348	18,009
Schlumberger Ltd.	4,641,800	186,600
ConocoPhillips	2,100,810	136,616
Equitrans Midstream Corp.	8,625,300	115,234
TC Energy Corp. (CAD denominated)	1,168,019	62,208
Concho Resources Inc.	653,000	57,183
Baker Hughes Co., Class A	2,017,600	51,711

American Funds Insurance Series — Growth-Income Fund — Page 45 of 184

Common stocks (continued) Energy (continued)	Shares	Value (000)
BP PLC1	4,388,542	$27,548
TOTAL SA1	279,375	15,439
Weatherford International2	128,424	3,589
Tullow Oil PLC1	3,674,051	3,145
Golar LNG Ltd.	22,600	321
		2,499,755
Consumer discretionary 5.06%
Amazon.com, Inc.2	297,400	549,548
Marriott International, Inc., Class A	943,700	142,904
Lowe’s Cos., Inc.	1,160,900	139,029
Royal Caribbean Cruises Ltd.	942,000	125,766
Hasbro, Inc.	1,150,000	121,452
Home Depot, Inc.	527,000	115,086
Hilton Worldwide Holdings Inc.	753,720	83,595
Six Flags Entertainment Corp.	1,640,799	74,016
Wynn Resorts, Ltd.	490,966	68,180
Chipotle Mexican Grill, Inc.2	59,710	49,984
Ferrari NV1	295,000	48,931
NIKE, Inc., Class B	443,000	44,880
Wyndham Hotels & Resorts, Inc.	665,000	41,769
Las Vegas Sands Corp.	598,000	41,286
Ross Stores, Inc.	334,200	38,908
Signet Jewelers Ltd.	1,674,500	36,404
Newell Brands Inc.	1,725,000	33,155
General Motors Co.	720,000	26,352
Booking Holdings Inc.2	10,700	21,975
YUM! Brands, Inc.	205,630	20,713
		1,823,933
Materials 4.83%
Celanese Corp.	3,243,233	399,307
Linde PLC	1,152,000	245,261
Vale SA, ordinary nominative (ADR)	9,977,221	131,699
Vale SA, ordinary nominative	3,404,848	45,114
Dow Inc.	2,559,700	140,092
International Flavors & Fragrances Inc.	1,075,000	138,696
LyondellBasell Industries NV	1,321,800	124,884
DuPont de Nemours Inc.	1,609,700	103,343
Rio Tinto PLC1	1,544,655	91,779
Air Products and Chemicals, Inc.	312,100	73,340
Mosaic Co.	2,522,400	54,585
Freeport-McMoRan Inc.	4,073,000	53,438
Tata Steel Ltd.1	6,775,000	44,944
Asahi Kasei Corp.1	2,392,300	26,843
Sherwin-Williams Co.	40,000	23,341
Centerra Gold Inc.2	2,917,909	23,212
Corteva, Inc.	459,700	13,589
Alcoa Corp.2	372,000	8,002
		1,741,469
Real estate 2.97%
Equinix, Inc. REIT	533,800	311,579
Crown Castle International Corp. REIT	2,071,500	294,464
MGM Growth Properties LLC REIT, Class A	5,613,000	173,835

American Funds Insurance Series — Growth-Income Fund — Page 46 of 184

Common stocks (continued) Real estate (continued)	Shares	Value (000)
American Tower Corp. REIT	448,900	$103,166
VICI Properties Inc. REIT	3,046,000	77,825
SBA Communications Corp. REIT	210,000	50,608
Weyerhaeuser Co. REIT2	712,541	21,519
Digital Realty Trust, Inc. REIT	170,000	20,356
Kimco Realty Corp. REIT	734,500	15,211
		1,068,563
Utilities 2.45%
Sempra Energy	1,784,000	270,241
Edison International	2,074,500	156,438
American Electric Power Co., Inc.	1,449,000	136,945
E.ON SE1	8,791,029	94,019
Exelon Corp.	1,615,600	73,655
Enel SpA1	8,712,341	69,310
Public Service Enterprise Group Inc.	686,500	40,538
AES Corp.	2,000,000	39,800
		880,946
Mutual funds 0.05%
Altaba Inc.1	789,243	16,337
Total common stocks (cost: $23,281,968,000)		33,900,648
Convertible stocks 0.51% Real estate 0.24%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	67,900	87,030
Health care 0.16%
Danaher Corp., Series A, cumulative convertible preferred, 4.75% 2022	50,000	58,952
Information technology 0.11%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	32,900	38,755
Total convertible stocks (cost: $162,141,000)		184,737
Bonds, notes & other debt instruments 0.02% Corporate bonds & notes 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC 11.00% 20244	$ 5,280	5,722
Total bonds, notes & other debt instruments (cost: $5,266,000)		5,722

American Funds Insurance Series — Growth-Income Fund — Page 47 of 184

Short-term securities 5.39% Money market investments 5.39%	Shares	Value (000)
Capital Group Central Cash Fund 1.73%5	19,405,997	$1,940,600
Total short-term securities (cost: $1,939,508,000)		1,940,600
Total investment securities 100.02% (cost: $25,388,883,000)		36,031,707
Other assets less liabilities (0.02)%		(5,441)
Net assets 100.00%		$36,026,266

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,637,561,000, which represented 10.10% of the net assets of the fund. This amount includes $3,621,224,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,722,000, which represented .02% of the net assets of the fund.
5	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth-Income Fund — Page 48 of 184

International Growth and Income Fund

Investment portfolio

December 31, 2019

Common stocks 88.41% Financials 16.74%	Shares	Value (000)
HDFC Bank Ltd.1	2,457,600	$43,799
Zurich Insurance Group AG1	92,200	37,815
AIA Group Ltd.1	2,338,600	24,606
Banco Santander, SA1	4,834,538	20,413
ING Groep NV1	1,367,000	16,429
Sony Financial Holdings Inc.1	660,400	15,808
Prudential PLC1	738,000	14,200
Bank Rakyat Indonesia (Persero) Tbk PT1	43,843,000	13,837
DBS Group Holdings Ltd.1	558,000	10,756
Haci Ömer Sabanci Holding AS1	6,520,900	10,463
Moscow Exchange MICEX-RTS PJSC1	5,665,000	9,834
PICC Property and Casualty Co. Ltd., Class H1	7,905,000	9,532
UniCredit SpA1	630,000	9,211
Sberbank of Russia PJSC (ADR)1	394,479	6,491
B3 SA - Brasil, Bolsa, Balcao	426,000	4,550
ABN AMRO Bank NV, depository receipts1	188,000	3,434
		251,178
Industrials 10.95%
Airbus SE, non-registered shares1	216,160	31,715
Shanghai International Airport Co., Ltd., Class A1	2,590,033	29,298
ASSA ABLOY AB, Class B1	681,100	15,916
Komatsu Ltd.1	629,600	15,095
Airports of Thailand PCL, foreign registered1	5,250,000	12,974
SMC Corp.1	23,300	10,651
Adani Ports & Special Economic Zone Ltd.1	1,975,327	10,135
Aena SME, SA, non-registered shares1	52,450	10,064
ALD SA1	513,000	7,977
GT Capital Holdings, Inc.1	438,662	7,343
Recruit Holdings Co., Ltd.1	156,000	5,870
Rolls-Royce Holdings PLC1,2	521,400	4,721
International Container Terminal Services, Inc.1	1,000,000	2,536
		164,295
Consumer discretionary 10.51%
Luckin Coffee Inc., Class A (ADR)2	987,340	38,862
Sony Corp.1	430,000	29,269
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	22,355
Kering SA1	29,000	19,104
Galaxy Entertainment Group Ltd.1	2,365,000	17,432
Alibaba Group Holding Ltd. (ADR)2	79,100	16,777
Inchcape PLC1	589,000	5,507
Sands China Ltd.1	972,000	5,213
Hyundai Mobis Co., Ltd.1	13,875	3,068
		157,587

American Funds Insurance Series — International Growth and Income Fund — Page 49 of 184

Common stocks (continued) Health care 9.46%	Shares	Value (000)
Novartis AG1	502,545	$47,612
Daiichi Sankyo Co., Ltd.1	561,000	37,044
Takeda Pharmaceutical Co. Ltd.1	518,353	20,536
Fresenius SE & Co. KGaA1	275,800	15,568
Chugai Pharmaceutical Co., Ltd.1	76,300	7,028
Teva Pharmaceutical Industries Ltd. (ADR)2	662,000	6,488
NMC Health PLC1	205,000	4,812
Alcon Inc.1,2	48,672	2,757
		141,845
Energy 7.44%
Royal Dutch Shell PLC, Class A (GBP denominated)1	2,147,691	63,839
Royal Dutch Shell PLC, Class B1	138,000	4,112
TOTAL SA1	404,534	22,356
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	8,814
Canadian Natural Resources, Ltd.	92,000	2,976
Cenovus Energy Inc. (CAD denominated)	935,000	9,504
		111,601
Utilities 6.31%
E.ON SE1	3,488,000	37,304
ENN Energy Holdings Ltd.1	1,658,000	18,128
Ørsted AS1	92,807	9,615
Iberdrola, SA, non-registered shares1	807,869	8,320
Naturgy Energy Group, SA1	265,000	6,671
SSE PLC1	320,000	6,131
National Grid PLC1	359,664	4,520
ENGIE SA1	249,000	4,024
		94,713
Materials 6.11%
Rio Tinto PLC1	658,800	39,144
Kansai Paint Co., Ltd.1	512,000	12,514
Air Liquide SA, non-registered shares1	79,200	11,256
Akzo Nobel NV1	93,955	9,580
Yara International ASA1	228,000	9,500
Vale SA, ordinary nominative (ADR)	506,000	6,679
Glencore PLC1	940,000	2,939
		91,612
Information technology 5.64%
Taiwan Semiconductor Manufacturing Co., Ltd.1	2,804,000	31,053
Tokyo Electron Ltd.1	96,500	21,206
ASML Holding NV1	47,800	14,235
Samsung Electronics Co., Ltd.1	259,000	12,480
Lenovo Group Ltd.1	8,290,000	5,577
		84,551
Consumer staples 5.21%
British American Tobacco PLC1	548,402	23,365
Pernod Ricard SA1	128,650	23,029
Coca-Cola Icecek AS, Class C1	2,631,000	17,131

American Funds Insurance Series — International Growth and Income Fund — Page 50 of 184

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Imperial Brands PLC1	316,016	$7,830
Kirin Holdings Co., Ltd.1	313,000	6,827
		78,182
Communication services 5.15%
Singapore Telecommunications Ltd.1	9,429,449	23,646
SoftBank Group Corp.1	487,600	21,229
Yandex NV, Class A2	470,000	20,440
Nippon Telegraph and Telephone Corp.1	251,600	6,373
Tencent Holdings Ltd.1	116,700	5,630
		77,318
Real estate 4.89%
Sun Hung Kai Properties Ltd.1	2,061,500	31,622
CK Asset Holdings Ltd.1	2,626,000	19,032
China Overseas Land & Investment Ltd.1	3,944,000	15,403
China Resources Land Ltd.1	1,308,000	6,517
Daito Trust Construction Co., Ltd.1	6,500	805
		73,379
Total common stocks (cost: $1,069,560,000)		1,326,261
Preferred securities 2.10% Financials 1.83%
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,993,550	27,391
Energy 0.27%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	201,000	2,999
Petróleo Brasileiro SA (Petrobras), preferred nominative	143,000	1,073
		4,072
Total preferred securities (cost: $26,377,000)		31,463
Bonds, notes & other debt instruments 1.12% Bonds & notes of governments & government agencies outside the U.S. 0.58%	Principal amount (000)
Brazil (Federative Republic of) 10.00% 2025	BRL 22,000	6,288
Portuguese Republic 3.875% 2030	€1,640	2,455
		8,743
Corporate bonds & notes 0.54% Energy 0.30%
Petróleos Mexicanos 6.875% 2026	$3,617	3,982
Petróleos Mexicanos 6.35% 2048	454	440
		4,422

American Funds Insurance Series — International Growth and Income Fund — Page 51 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care 0.24%	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$1,060	$885
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,160	838
Valeant Pharmaceuticals International, Inc. 6.125% 20253	1,865	1,931
		3,654
Total corporate bonds & notes		8,076
Total bonds, notes & other debt instruments (cost: $15,646,000)		16,819
Short-term securities 8.54% Money market investments 8.54%	Shares
Capital Group Central Cash Fund 1.73%4	1,280,263	128,026
Total short-term securities (cost: $127,980,000)		128,026
Total investment securities 100.17% (cost: $1,239,563,000)		1,502,569
Other assets less liabilities (0.17)%		(2,483)
Net assets 100.00%		$1,500,086

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)
USD1,609	GBP1,223	Bank of America	1/9/2020	$(11)

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,211,171,000, which represented 80.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,931,000, which represented .13% of the net assets of the fund.
4	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbols
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
€ = Euros
GBP = British pounds
USD/$ = U.S. dollars

American Funds Insurance Series — International Growth and Income Fund — Page 52 of 184

Capital Income Builder®

Investment portfolio

December 31, 2019

Common stocks 68.57% Consumer staples 10.33%	Shares	Value (000)
Philip Morris International Inc.	188,220	$16,016
British American Tobacco PLC1	307,500	13,101
Diageo PLC1	303,200	12,777
Coca-Cola Co.	225,000	12,454
Carlsberg A/S, Class B1	72,426	10,804
Altria Group, Inc.	205,470	10,255
Nestlé SA1	69,277	7,505
Imperial Brands PLC1	291,600	7,225
Danone SA1	72,020	5,978
Reckitt Benckiser Group PLC1	60,000	4,872
Japan Tobacco Inc.1	97,100	2,165
		103,152
Information technology 9.62%
Microsoft Corp.	119,020	18,769
Broadcom Inc.	51,500	16,275
Taiwan Semiconductor Manufacturing Co., Ltd.1	1,366,800	15,137
Intel Corp.	221,100	13,233
QUALCOMM Inc.	123,400	10,888
Vanguard International Semiconductor Corp.1	2,070,700	5,480
Delta Electronics, Inc.1	805,200	4,071
NetApp, Inc.	62,700	3,903
KLA Corp.	21,800	3,884
VTech Holdings Ltd.1	328,400	3,248
MediaTek Inc.1	77,300	1,144
		96,032
Financials 8.43%
CME Group Inc., Class A	66,166	13,281
Zurich Insurance Group AG1	31,098	12,755
JPMorgan Chase & Co.	72,900	10,162
Truist Financial Corp.	152,006	8,561
Sampo Oyj, Class A1	153,061	6,678
Swedbank AB, Class A1	419,333	6,254
PNC Financial Services Group, Inc.	37,900	6,050
Svenska Handelsbanken AB, Class A1	553,166	5,956
Lloyds Banking Group PLC1	4,434,000	3,701
Nasdaq, Inc.	19,800	2,121
Everest Re Group, Ltd.	7,572	2,096
The Blackstone Group Inc., Class A	36,500	2,042
Hong Kong Exchanges and Clearing Ltd.1	54,500	1,766
Marsh & McLennan Cos., Inc.	13,100	1,459
Bank of China Ltd., Class H1	1,894,000	811
MONETA Money Bank, AS, non-registered shares1	137,053	514
		84,207

American Funds Insurance Series — Capital Income Builder — Page 53 of 184

Common stocks (continued) Real estate 7.88%	Shares	Value (000)
American Tower Corp. REIT	81,369	$18,700
Crown Castle International Corp. REIT	130,300	18,522
Link Real Estate Investment Trust REIT1	848,000	9,003
CK Asset Holdings Ltd.1	971,500	7,041
Digital Realty Trust, Inc. REIT	49,000	5,867
Unibail-Rodamco-Westfield, non-registered shares REIT1	36,483	5,764
Nexity SA, Class A, non-registered shares1	81,189	4,081
Longfor Group Holdings Ltd.1	770,000	3,616
Iron Mountain Inc. REIT	78,200	2,492
Equinix, Inc. REIT	3,400	1,985
TAG Immobilien AG1	63,600	1,581
		78,652
Energy 6.06%
Royal Dutch Shell PLC, Class B1	661,840	19,721
Royal Dutch Shell PLC, Class B (ADR)	8,500	510
Royal Dutch Shell PLC, Class A (GBP denominated)1	101	3
Enbridge Inc. (CAD denominated)	458,570	18,233
Chevron Corp.	57,700	6,953
Equitrans Midstream Corp.	460,500	6,152
Schlumberger Ltd.	149,300	6,002
Inter Pipeline Ltd.	170,300	2,956
		60,530
Health care 5.32%
AstraZeneca PLC1	123,900	12,396
AstraZeneca PLC (ADR)	145,100	7,235
GlaxoSmithKline PLC1	541,100	12,730
Pfizer Inc.	207,500	8,130
Eli Lilly and Co.	37,200	4,889
Merck & Co., Inc.	39,200	3,565
Roche Holding AG, nonvoting, non-registered shares1	7,627	2,473
Koninklijke Philips NV (EUR denominated)1	35,323	1,727
		53,145
Communication services 4.89%
Vodafone Group PLC1	6,536,800	12,690
Koninklijke KPN NV1	2,808,662	8,299
Nippon Telegraph and Telephone Corp.1	263,000	6,662
HKT Trust and HKT Ltd., units1	3,699,240	5,215
Nintendo Co., Ltd.1	12,200	4,924
Verizon Communications Inc.	67,000	4,114
BT Group PLC1	1,330,100	3,409
HKBN Ltd.1	1,801,500	3,020
Gannett Co., Inc.	72,178	460
		48,793
Utilities 4.80%
Enel SpA1	2,008,308	15,977
Edison International	159,800	12,050
SSE PLC1	339,756	6,510
Iberdrola, SA, non-registered shares1	565,238	5,821

American Funds Insurance Series — Capital Income Builder — Page 54 of 184

Common stocks (continued) Utilities (continued)	Shares	Value (000)
Infratil Ltd.1	1,464,892	$4,961
Exelon Corp.	57,700	2,631
		47,950
Industrials 4.52%
Airbus SE, non-registered shares1	92,765	13,610
Boeing Co.	21,750	7,085
BOC Aviation Ltd.1	646,700	6,570
United Technologies Corp.	36,600	5,481
Union Pacific Corp.	26,400	4,773
Air New Zealand Ltd.1	1,738,359	3,433
RELX PLC1	91,900	2,318
Kühne + Nagel International AG1	11,185	1,886
		45,156
Consumer discretionary 4.07%
Las Vegas Sands Corp.	195,000	13,463
Sands China Ltd.1	1,782,000	9,556
Gree Electric Appliances, Inc. of Zhuhai, Class A1	533,700	5,015
Royal Caribbean Cruises Ltd.	34,100	4,553
Darden Restaurants, Inc.	30,000	3,270
Kering SA1	3,856	2,540
Burberry Group PLC1	78,200	2,289
		40,686
Materials 2.65%
Dow Inc.	164,133	8,983
Asahi Kasei Corp.1	420,300	4,716
Givaudan SA1	1,202	3,762
Air Products and Chemicals, Inc.	15,700	3,689
Nutrien Ltd.	75,220	3,604
Linde PLC	8,200	1,746
		26,500
Total common stocks (cost: $597,003,000)		684,803
Rights & warrants 0.00% Energy 0.00%
Ultra Petroleum Corp., warrants, expire 20252	1,750	—3
Total rights & warrants (cost: $1,000)		—3
Convertible stocks 1.61% Utilities 0.74%
Sempra Energy, Series A, convertible preferred, 6.00% 2021	61,600	7,393
Information technology 0.46%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	3,900	4,594

American Funds Insurance Series — Capital Income Builder — Page 55 of 184

Convertible stocks (continued) Real estate 0.41%	Shares	Value (000)
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	3,150	$4,038
Total convertible stocks (cost: $13,498,000)		16,025
Bonds, notes & other debt instruments 21.35% U.S. Treasury bonds & notes 10.37% U.S. Treasury 9.79%	Principal amount (000)
U.S. Treasury 1.75% 2020	$8,000	8,008
U.S. Treasury 2.25% 2021	3,590	3,621
U.S. Treasury 1.625% 2022	157	157
U.S. Treasury 2.00% 20224	15,000	15,159
U.S. Treasury 2.00% 2022	3,000	3,033
U.S. Treasury 2.125% 2022	8,800	8,931
U.S. Treasury 1.75% 2023	4,000	4,015
U.S. Treasury 2.625% 2023	4,060	4,184
U.S. Treasury 2.75% 2023	3,770	3,905
U.S. Treasury 2.875% 2023	3,100	3,241
U.S. Treasury 1.25% 2024	1,271	1,247
U.S. Treasury 1.75% 2024	900	903
U.S. Treasury 2.00% 2025	13,200	13,384
U.S. Treasury 1.75% 2026	610	607
U.S. Treasury 1.875% 2026	6,300	6,331
U.S. Treasury 2.00% 2026	7,500	7,588
U.S. Treasury 2.875% 2028	1,500	1,616
U.S. Treasury 1.75% 2029	4,143	4,080
U.S. Treasury 2.875% 2045	200	219
U.S. Treasury, principal only, 0% 20474	6,535	3,360
U.S. Treasury 3.125% 20484	2,000	2,303
U.S. Treasury 2.25% 2049	2,004	1,944
		97,836
U.S. Treasury inflation-protected securities 0.58%
U.S. Treasury Inflation-Protected Security 0.625% 20235	5,698	5,788
U.S. Treasury Inflation-Protected Security 0.50% 20285	—3	—3
		5,788
Total U.S. Treasury bonds & notes		103,624
Corporate bonds & notes 4.87% Utilities 0.85%
AEP Transmission Co. LLC 3.15% 2049	60	58
AEP Transmission Co. LLC 3.80% 2049	45	48
Ameren Corp. 2.50% 2024	600	605
American Electric Power Co., Inc. 3.65% 2021	300	310
CenterPoint Energy, Inc. 3.85% 2024	100	106
CenterPoint Energy, Inc. 2.95% 2030	345	340
Connecticut Light and Power Co. 3.20% 2027	445	470
Consumers Energy Co. 3.10% 2050	150	150
DTE Energy Co. 3.95% 2049	35	40
Duke Energy Florida, LLC 2.50% 2029	430	430
Duke Energy Progress, LLC 3.60% 2047	14	15
Edison International 3.55% 2024	375	384
Edison International 5.75% 2027	158	178
Edison International 4.125% 2028	332	341
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)6	120	136

American Funds Insurance Series — Capital Income Builder — Page 56 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Entergy Corp. 5.125% 2020	$200	$203
Entergy Corp. 2.95% 2026	280	284
FirstEnergy Corp. 3.90% 2027	490	524
Jersey Central Power & Light Co. 4.30% 20267	115	125
MidAmerican Energy Holdings Co. 3.65% 2029	350	383
Mississippi Power Co. 4.25% 2042	335	360
Pacific Gas and Electric Co. 2.45% 20228	210	210
Pacific Gas and Electric Co. 4.65% 20287,8	284	294
Public Service Electric and Gas Co. 3.20% 2029	445	469
San Diego Gas & Electric Co. 3.75% 2047	227	236
San Diego Gas & Electric Co. 4.10% 2049	115	127
SCANA Corp. 6.25% 2020	176	177
SCANA Corp. 4.75% 2021	108	110
SCANA Corp. 4.125% 2022	71	73
Southern California Edison Co. 3.65% 2028	28	30
Southern California Edison Co. 4.125% 2048	410	437
Southern California Edison Co., Series C, 3.60% 2045	256	253
Virginia Electric and Power Co. 4.00% 2046	85	94
Virginia Electric and Power Co. 3.30% 2049	175	177
Xcel Energy Inc. 2.60% 2029	175	173
Xcel Energy Inc. 3.50% 2049	170	173
		8,523
Consumer staples 0.69%
Altria Group, Inc. 5.95% 2049	327	396
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	420	497
British American Tobacco PLC 3.215% 2026	250	252
British American Tobacco PLC 3.557% 2027	660	674
British American Tobacco PLC 4.54% 2047	150	151
British American Tobacco PLC 4.758% 2049	130	134
Conagra Brands, Inc. 5.40% 2048	50	61
Costco Wholesale Corp. 2.30% 2022	884	895
Keurig Dr Pepper Inc. 5.085% 2048	64	77
Molson Coors Brewing Co. 4.20% 2046	65	65
Philip Morris International Inc. 3.375% 2029	450	472
Wal-Mart Stores, Inc. 3.125% 2021	2,146	2,192
Wal-Mart Stores, Inc. 2.55% 2023	510	521
Wal-Mart Stores, Inc. 2.85% 2024	210	218
WM. Wrigley Jr. Co. 3.375% 20207	300	303
		6,908
Financials 0.68%
Allstate Corp. 3.85% 2049	170	189
AON Corp. 2.20% 2022	249	250
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)6	259	271
Bank of America Corp. 2.88% 2030 (3-month USD-LIBOR + 1.19% on 10/22/2029)6	72	73
Bank of Montreal 2.50% 2024	350	354
CCCI Treasure Ltd., 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 7.192% on 4/21/2020)6	600	602
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)6	162	164
Goldman Sachs Group, Inc. 5.375% 2020	890	896
Hartford Financial Services Group, Inc. 2.80% 2029	300	304
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)6	500	502
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)6	250	269

American Funds Insurance Series — Capital Income Builder — Page 57 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)6	$246	$246
Metropolitan Life Global Funding I 2.40% 20217	225	226
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	290	301
Morgan Stanley 5.75% 2021	590	613
New York Life Global Funding 3.00% 20287	150	155
Sumitomo Mitsui Financial Group, Inc. 2.696% 2024	520	527
Travelers Cos., Inc. 4.10% 2049	130	149
Wells Fargo & Co. 2.15% 2020	425	425
Wells Fargo & Co. 4.60% 2021	300	310
		6,826
Information technology 0.65%
Broadcom Inc. 4.75% 20297	490	536
Broadcom Ltd. 3.875% 2027	370	384
Fiserv, Inc. 3.50% 2029	870	915
Microsoft Corp. 1.55% 2021	505	505
Microsoft Corp. 2.40% 2022	1,000	1,014
PayPal Holdings, Inc. 2.85% 2029	536	540
Visa Inc. 2.15% 2022	2,525	2,553
		6,447
Health care 0.53%
Abbott Laboratories 3.75% 2026	240	262
AbbVie Inc. 2.95% 20267	159	162
AbbVie Inc. 3.20% 20297	314	320
AbbVie Inc. 4.25% 20497	262	277
AstraZeneca PLC 3.375% 2025	200	212
Bristol-Myers Squibb Co. 2.90% 20247	580	599
Bristol-Myers Squibb Co. 3.40% 20297	670	717
Centene Corp. 5.375% 20267	100	106
Centene Corp. 4.625% 20297	530	560
Eli Lilly and Co. 2.35% 2022	560	567
Merck & Co., Inc. 2.90% 2024	108	112
Pfizer Inc. 4.00% 2049	50	57
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	780	838
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	250	291
UnitedHealth Group Inc. 2.375% 2024	35	35
UnitedHealth Group Inc. 4.45% 2048	170	203
		5,318
Energy 0.41%
Apache Corp. 4.25% 2030	385	399
Apache Corp. 5.35% 2049	180	189
BP Capital Markets PLC 4.234% 2028	175	198
Cenovus Energy Inc. 5.25% 2037	300	332
Cheniere Energy, Inc. 3.70% 20297	252	257
Concho Resources Inc. 4.30% 2028	210	229
Enbridge Energy Partners, LP 7.375% 2045	73	109
Energy Transfer Partners, LP 5.30% 2047	60	64
Energy Transfer Partners, LP 6.00% 2048	161	188
Energy Transfer Partners, LP 6.25% 2049	150	181
Equinor ASA 3.625% 2028	105	115
Equinor ASA 3.25% 2049	121	122
Noble Energy, Inc. 3.25% 2029	250	252

American Funds Insurance Series — Capital Income Builder — Page 58 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Occidental Petroleum Corp. 3.20% 2026	$28	$28
Occidental Petroleum Corp. 3.50% 2029	393	401
Occidental Petroleum Corp. 4.40% 2049	110	114
Shell International Finance BV 2.00% 2024	420	419
Total Capital International 2.434% 2025	175	177
Total Capital International 3.455% 2029	265	287
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)9	91	15
		4,076
Industrials 0.33%
Boeing Co. 2.70% 2022	300	305
Boeing Co. 3.10% 2026	88	91
Boeing Co. 3.60% 2034	90	96
Boeing Co. 3.25% 2035	140	143
CSX Corp. 4.75% 2048	50	60
CSX Corp. 3.35% 2049	310	306
Honeywell International Inc. 2.15% 2022	305	308
Honeywell International Inc. 2.30% 2024	175	177
Honeywell International Inc. 2.70% 2029	70	72
Lockheed Martin Corp. 2.50% 2020	821	825
Norfolk Southern Corp. 3.00% 2022	224	229
Union Pacific Corp. 3.70% 2029	430	470
Union Pacific Corp. 4.30% 2049	110	127
Union Pacific Corp. 3.95% 2059	45	47
Westinghouse Air Brake Technologies Corp. 4.40% 20246	74	79
		3,335
Communication services 0.30%
AT&T Inc. (3-month USD-LIBOR + 0.65%) 2.651% 202010	600	600
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	200	233
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	475	516
Comcast Corp. 2.65% 2030	520	522
Comcast Corp. 4.00% 2047	100	110
Comcast Corp. 4.00% 2048	100	111
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%7	630	651
Verizon Communications Inc. 4.329% 2028	142	161
Vodafone Group PLC 4.25% 2050	75	79
		2,983
Consumer discretionary 0.27%
General Motors Co. 5.95% 2049	90	100
General Motors Financial Co. 3.55% 2022	140	144
Home Depot, Inc. 2.95% 2029	275	286
Toyota Motor Credit Corp. 2.15% 2020	758	758
Toyota Motor Credit Corp. 2.15% 2022	505	509
Toyota Motor Credit Corp. 2.60% 2022	856	869
		2,666

American Funds Insurance Series — Capital Income Builder — Page 59 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate 0.12%	Principal amount (000)	Value (000)
American Campus Communities, Inc. 3.30% 2026	$318	$330
Equinix, Inc. 2.90% 2026	266	267
Equinix, Inc. 3.20% 2029	288	290
Westfield Corp. Ltd. 3.50% 20297	260	269
		1,156
Materials 0.04%
Dow Chemical Co. 4.80% 2049	67	78
Praxair, Inc. 3.00% 2021	316	322
		400
Total corporate bonds & notes		48,638
Mortgage-backed obligations 4.64% Federal agency mortgage-backed obligations 4.13%
Fannie Mae Pool #AE0311 3.50% 204011	24	26
Fannie Mae Pool #BM4488 3.435% 204810,11	1,479	1,514
Fannie Mae Pool #CA4566 3.50% 204911	2,038	2,096
Fannie Mae Pool #MA3686 3.50% 204911	1,552	1,595
Fannie Mae Pool #MA3692 3.50% 204911	784	806
Fannie Mae Pool #MA3775 3.50% 204911	245	252
Fannie Mae Pool #FM1596 3.50% 204911	97	100
Fannie Mae Pool #BJ8402 3.549% 204910,11	260	268
Freddie Mac 2.50% 203211	82	81
Freddie Mac 2.50% 203311	121	121
Freddie Mac Pool #760012 3.01% 204510,11	116	117
Freddie Mac Pool #760013 3.009% 204510,11	91	92
Freddie Mac Pool #760015 3.238% 204710,11	228	229
Freddie Mac Pool #ZS4784 3.50% 204811	39	41
Freddie Mac Pool #SD8005 3.50% 204911	5,253	5,397
Freddie Mac Pool #SD8001 3.50% 204911	4,041	4,153
Freddie Mac Pool #ZT1863 3.50% 204911	1,546	1,589
Freddie Mac Pool #ZA7047 3.50% 204911	878	906
Freddie Mac Pool #ZT1776 3.50% 204911	870	894
Freddie Mac Pool #ZT1951 3.50% 204911	454	466
Freddie Mac Pool #RA1824 3.50% 204911	108	111
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 20566,11	461	469
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 205611	446	454
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 205610,11	230	235
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 20576,11	178	184
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 205711	3,312	3,424
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 205711	2,739	2,888
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 205711	143	148
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 205911	2,077	2,116
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 202811	1,711	1,771
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 202911	2,480	2,514
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 202911	2,387	2,403
Government National Mortgage Assn. 4.50% 204911	3,004	3,140
Government National Mortgage Assn. 4.50% 205011,12	86	90
Government National Mortgage Assn. Pool #MA5877 4.50% 204911	364	381
Government National Mortgage Assn. Pool #694836 5.644% 205911	1	1
Government National Mortgage Assn. Pool #725975 5.46% 206011	—3	—3
Government National Mortgage Assn. Pool #765152 4.14% 206111	—3	—3
Government National Mortgage Assn. Pool #721640 4.81% 206111	— 3	—3

American Funds Insurance Series — Capital Income Builder — Page 60 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #766524 4.251% 206211	$21	$21
Government National Mortgage Assn. Pool #766525 4.524% 206211	13	13
Government National Mortgage Assn. Pool #777452 4.166% 206311	43	43
Government National Mortgage Assn. Pool #767639 4.409% 206311	33	33
Government National Mortgage Assn. Pool #AA1709 4.538% 206311	51	52
Government National Mortgage Assn. Pool #725893 5.20% 206411	1	1
Government National Mortgage Assn. Pool #AA7554 6.64% 206411	4	5
		41,240
Collateralized mortgage-backed obligations (privately originated) 0.51%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20487,10,11	662	671
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 20497,10,11	487	496
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 20297,10,11	437	438
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 20491,7,11	212	212
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20297,10,11	272	274
Homeward Opportunities Fund Trust, Series 2018-1, 3.766% 20487,10,11	155	156
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 2.573% 20527,10,11	1,000	1,000
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20287,10,11	68	68
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.575% 20297,10,11	140	140
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20297,10,11	122	122
Station Place Securitization Trust, Series 2019-WL1, Class A, (1-month USD-LIBOR + 0.65%) 2.442% 20527,10,11	1,501	1,505
		5,082
Total mortgage-backed obligations		46,322
Asset-backed obligations 1.43%
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 20227,10,11	592	599
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 20227,11	296	297
Exeter Automobile Receivables Trust, Series 2019-4A, Class A, 2.18% 20237,11	720	721
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 20267,11	6,959	6,959
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 202411	2,729	2,736
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 20397,11	195	192
Volkswagen Auto Lease Trust, Series 2019-A, Class A2A, 2.00% 202211	842	843
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 20227,11	337	338
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15% 20237,11	1,582	1,584
		14,269
Municipals 0.04% South Carolina 0.04%
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	350	415
Total municipals		415
Total bonds, notes & other debt instruments (cost: $208,835,000)		213,268

American Funds Insurance Series — Capital Income Builder — Page 61 of 184

Short-term securities 7.66% Money market investments 7.66%	Shares	Value (000)
Capital Group Central Cash Fund 1.73%13	765,198	$76,520
Total short-term securities (cost: $76,393,000)		76,520
Total investment securities 99.19% (cost: $895,730,000)		990,616
Other assets less liabilities 0.81%		8,100
Net assets 100.00%		$998,716

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount14 (000)	Value at 12/31/201915 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	422	April 2020	$84,400	$90,941	$(41)
5 Year U.S. Treasury Note Futures	Short	50	April 2020	(5,000)	(5,930)	27
10 Year U.S. Treasury Note Futures	Long	37	March 2020	3,700	4,752	(40)
10 Year Ultra U.S. Treasury Note Futures	Short	6	March 2020	(600)	(844)	10
20 Year U.S. Treasury Bond Futures	Long	49	March 2020	4,900	7,639	(162)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	March 2020	2,300	4,178	(125)
						$(331)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.197%	U.S. EFFR	4/15/2021	$31,000	$253	$—	$253
1.6325%	U.S. EFFR	7/18/2021	40,000	75	—	75
1.3615%	U.S. EFFR	11/1/2021	23,500	(36)	—	(36)
1.281%	U.S. EFFR	11/4/2021	23,500	(70)	—	(70)
U.S. EFFR	1.335%	11/26/2021	38,000	77	—	77
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
U.S. EFFR	1.485%	10/23/2029	5,000	76	—	76
U.S. EFFR	1.4869%	10/23/2029	4,600	69	—	69
U.S. EFFR	1.453%	10/24/2029	5,800	105	—	105
U.S. EFFR	1.4741%	10/24/2029	5,800	94	—	94
U.S. EFFR	1.4495%	10/24/2029	4,200	78	—	78
U.S. EFFR	1.446%	10/24/2029	600	11	—	11
1.419%	U.S. EFFR	11/26/2029	8,000	(174)	—	(174)
					$—	$829

American Funds Insurance Series — Capital Income Builder — Page 62 of 184

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $345,473,000, which represented 34.59% of the net assets of the fund. This amount includes $345,261,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Amount less than one thousand.
4	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,180,000, which represented .12% of the net assets of the fund.
5	Index-linked bond whose principal amount moves with a government price index.
6	Step bond; coupon rate may change at a later date.
7	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $21,329,000, which represented 2.14% of the net assets of the fund.
8	Scheduled interest and/or principal payment was not received.
9	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
10	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
11	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
12	Purchased on a TBA basis.
13	Rate represents the seven-day yield at 12/31/2019.
14	Notional amount is calculated based on the number of contracts and notional contract size.
15	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
ADR = American Depositary Receipts
Auth. = Authority
CAD = Canadian dollars
EFFR = Effective Federal Funds Rate
EUR = Euros
GBP = British pounds
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Capital Income Builder — Page 63 of 184

Asset Allocation Fund

Investment portfolio

December 31, 2019

Common stocks 64.44% Information technology 15.65%	Shares	Value (000)
Microsoft Corp.	6,891,900	$1,086,852
Broadcom Inc.	2,097,200	662,757
ASML Holding NV (New York registered)	1,865,000	551,928
ASML Holding NV1	70,000	20,847
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,806,700	395,469
MKS Instruments, Inc.2	2,800,000	308,028
VeriSign, Inc.3	1,400,000	269,752
Intel Corp.	3,500,000	209,475
Visa Inc., Class A	1,032,000	193,913
Dell Technologies Inc., Class C3	3,387,100	174,063
Mastercard Inc., Class A	451,000	134,664
Intuit Inc.	300,000	78,579
ServiceNow, Inc.3	260,600	73,573
RingCentral, Inc., Class A3	361,700	61,008
MongoDB, Inc., Class A3	282,003	37,114
PayPal Holdings, Inc.3	316,300	34,214
Corporate Risk Holdings I, Inc.1,3,4	168,812	20
		4,292,256
Financials 11.02%
First Republic Bank	3,380,000	396,981
Chubb Ltd.	2,375,000	369,693
Arch Capital Group Ltd.3	7,331,500	314,448
JPMorgan Chase & Co.	1,600,000	223,040
Bank of America Corp.	6,000,000	211,320
Capital One Financial Corp.	2,000,000	205,820
Citigroup Inc.	2,500,000	199,725
CME Group Inc., Class A	977,200	196,144
Apollo Global Management, Inc., Class A	3,090,000	147,424
BlackRock, Inc.	229,000	115,118
Aon PLC, Class A	502,000	104,562
PNC Financial Services Group, Inc.	500,000	79,815
Intercontinental Exchange, Inc.	800,000	74,040
RenaissanceRe Holdings Ltd.	357,000	69,979
Nasdaq, Inc.	638,000	68,330
MSCI Inc.	225,200	58,142
TISCO Financial Group PCL, foreign registered1	12,675,900	41,960
Ares Management Corp., Class A	1,015,403	36,240
The Blackstone Group Inc., Class A	600,000	33,564
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares1,5	598,761	26,191
Berkshire Hathaway Inc., Class A3	61	20,715
First Hawaiian, Inc.	400,000	11,540
HDFC Bank Ltd.1	594,000	10,586
Tradeweb Markets Inc., Class A	156,400	7,249
		3,022,626

American Funds Insurance Series — Asset Allocation Fund — Page 64 of 184

Common stocks (continued) Health care 10.65%	Shares	Value (000)
UnitedHealth Group Inc.	2,016,300	$592,752
Johnson & Johnson	3,200,000	466,784
Humana Inc.	1,265,000	463,648
Abbott Laboratories	3,000,000	260,580
Cigna Corp.	1,250,000	255,612
Merck & Co., Inc.	2,420,300	220,126
Vertex Pharmaceuticals Inc.3	460,000	100,717
Gilead Sciences, Inc.	1,500,000	97,470
Thermo Fisher Scientific Inc.	296,000	96,162
Daiichi Sankyo Co., Ltd.1	1,291,300	85,268
Pfizer Inc.	1,815,000	71,112
WellCare Health Plans, Inc.3	166,500	54,980
Bluebird Bio, Inc.3	558,700	49,026
Allakos Inc.3	506,700	48,319
Cortexyme, Inc.3,5	815,700	45,793
NuCana PLC (ADR)3,5	1,189,677	7,257
Rotech Healthcare Inc.1,3,4,6	184,138	3,683
Advanz Pharma Corp.3,6	175,310	511
Advanz Pharma Corp.3	41,657	121
		2,919,921
Industrials 5.90%
Northrop Grumman Corp.	1,449,400	498,550
Boeing Co.	1,417,300	461,700
Lockheed Martin Corp.	847,200	329,883
CSX Corp.	1,875,000	135,675
Airbus SE, non-registered shares1	786,130	115,339
Honeywell International Inc.	152,000	26,904
TransDigm Group Inc.	45,000	25,200
Waste Management, Inc.	214,000	24,387
		1,617,638
Consumer discretionary 4.89%
Home Depot, Inc.	1,188,000	259,435
Amazon.com, Inc.3	103,000	190,328
Suzuki Motor Corp.1	4,500,000	188,490
Aramark	4,300,000	186,620
General Motors Co.	4,100,000	150,060
VF Corp.	1,400,000	139,524
Kontoor Brands, Inc.2	3,250,000	136,467
LVMH Moët Hennessy-Louis Vuitton SE1	116,896	54,442
NIKE, Inc., Class B	357,000	36,168
		1,341,534
Communication services 4.32%
Charter Communications, Inc., Class A3	942,126	457,006
Alphabet Inc., Class C3	133,600	178,626
Alphabet Inc., Class A3	111,200	148,940
Facebook, Inc., Class A3	1,077,100	221,075
Netflix, Inc.3	226,700	73,353
Verizon Communications Inc.	810,000	49,734
Activision Blizzard, Inc.	519,500	30,869
Comcast Corp., Class A	550,000	24,734
		1,184,337

American Funds Insurance Series — Asset Allocation Fund — Page 65 of 184

Common stocks (continued) Consumer staples 4.20%	Shares	Value (000)
Philip Morris International Inc.	6,243,000	$531,217
Nestlé SA1	3,006,689	325,734
Nestlé SA (ADR)	900,000	97,434
Altria Group, Inc.	3,200,000	159,712
British American Tobacco PLC1	875,000	37,280
		1,151,377
Energy 3.76%
Noble Energy, Inc.	13,500,000	335,340
Cenovus Energy Inc. (CAD denominated)	29,000,000	294,790
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,618
Suncor Energy Inc.	4,000,000	131,100
Chevron Corp.	600,000	72,306
ConocoPhillips	335,000	21,785
Weatherford International3	289,548	8,093
Tribune Resources, Inc.1,3	926,514	1,506
		1,029,538
Materials 2.55%
Dow Inc.	5,416,666	296,454
LyondellBasell Industries NV	1,250,000	118,100
Royal Gold, Inc.	695,000	84,964
DuPont de Nemours Inc.	916,666	58,850
Alcoa Corp.3	2,500,000	53,775
Franco-Nevada Corp.	293,737	30,332
First Quantum Minerals Ltd.	2,775,000	28,144
Barrick Gold Corp.	1,455,000	27,048
		697,667
Real estate 0.87%
Crown Castle International Corp. REIT	755,000	107,323
American Tower Corp. REIT	296,000	68,027
Digital Realty Trust, Inc. REIT	525,000	62,863
		238,213
Utilities 0.63%
CMS Energy Corp.	2,284,700	143,570
DTE Energy Co.	226,000	29,351
		172,921
Total common stocks (cost: $11,151,198,000)		17,668,028
Rights & warrants 0.00% Energy 0.00%
Sable Permian Resources, LLC, warrants, expire 20241,3,4,7	14,743	1,063
Tribune Resources, Inc., Class A, warrants, expire 20231,3,4	311,755	4
Tribune Resources, Inc., Class B, warrants, expire 20231,3,4	242,476	2
Tribune Resources, Inc., Class C, warrants, expire 20231,3,4	227,540	1
		1,070
Industrials 0.00%
Associated Materials, LLC, warrants, expire 20231,3,4	71,030	—8
Total rights & warrants (cost: $3,366,000)		1,070

American Funds Insurance Series — Asset Allocation Fund — Page 66 of 184

Convertible stocks 0.52% Information technology 0.26%	Shares	Value (000)
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 20225	60,000	$70,678
Real estate 0.14%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	31,500	40,375
Health care 0.10%
Danaher Corp., Series A, cumulative convertible preferred, 4.75% 2022	22,709	26,775
Industrials 0.02%
Associated Materials, LLC, convertible preferred, 14.00% 20201,4	5,000	4,983
Total convertible stocks (cost: $126,588,000)		142,811
Convertible bonds 0.00% Communication services 0.00%	Principal amount (000)
Gogo Inc., convertible notes, 6.00% 2022	$ 101	127
Total convertible bonds (cost: $101,000)		127
Bonds, notes & other debt instruments 29.78% U.S. Treasury bonds & notes 11.77% U.S. Treasury 9.68%
U.S. Treasury 1.25% 2020	78,000	77,960
U.S. Treasury 1.25% 2020	46,117	46,108
U.S. Treasury 1.375% 2020	35,000	34,991
U.S. Treasury 1.50% 2020	500	500
U.S. Treasury 1.625% 2020	125,000	125,020
U.S. Treasury 1.625% 2020	10,000	10,002
U.S. Treasury 2.50% 2020	15,000	15,067
U.S. Treasury 1.125% 2021	32,000	31,753
U.S. Treasury 1.375% 2021	49,410	49,283
U.S. Treasury 1.50% 2021	3,777	3,771
U.S. Treasury 1.625% 2021	3,704	3,706
U.S. Treasury 1.625% 2021	98	98
U.S. Treasury 1.75% 2021	9,500	9,529
U.S. Treasury 2.125% 2021	20,000	20,147
U.S. Treasury 2.25% 20219	115,000	115,986
U.S. Treasury 2.25% 2021	9,730	9,829
U.S. Treasury 2.50% 2021	200,000	201,868
U.S. Treasury 2.75% 2021	19,232	19,601
U.S. Treasury 1.375% 2022	280	278
U.S. Treasury 1.50% 2022	9,407	9,382
U.S. Treasury 1.625% 2022	94	94
U.S. Treasury 1.875% 2022	100,000	100,606
U.S. Treasury 1.875% 2022	8,000	8,058
U.S. Treasury 1.875% 2022	5,000	5,034
U.S. Treasury 2.00% 2022	25,000	25,274
U.S. Treasury 2.125% 2022	37,000	37,549
U.S. Treasury 1.625% 2023	18,000	17,994
U.S. Treasury 2.25% 2023	5,000	5,115

American Funds Insurance Series — Asset Allocation Fund — Page 67 of 184

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.375% 2023	$5,000	$5,112
U.S. Treasury 2.50% 2023	29,000	29,798
U.S. Treasury 2.75% 20239	76,600	79,562
U.S. Treasury 2.75% 2023	31,326	32,450
U.S. Treasury 1.25% 2024	11,879	11,654
U.S. Treasury 1.50% 2024	63,500	62,977
U.S. Treasury 1.50% 2024	6,392	6,339
U.S. Treasury 1.75% 2024	155,150	155,659
U.S. Treasury 1.75% 2024	90,961	91,259
U.S. Treasury 1.75% 2024	17,707	17,766
U.S. Treasury 2.125% 2024	5,000	5,098
U.S. Treasury 2.125% 2024	5,000	5,094
U.S. Treasury 2.25% 2024	5,400	5,531
U.S. Treasury 2.25% 2024	5,000	5,117
U.S. Treasury 2.375% 2024	70,000	72,157
U.S. Treasury 2.50% 20249	225,000	232,461
U.S. Treasury 2.50% 2024	700	725
U.S. Treasury 2.00% 2025	44,800	45,425
U.S. Treasury 2.50% 2025	3,500	3,638
U.S. Treasury 2.625% 2025	26,900	28,216
U.S. Treasury 2.625% 2025	4,966	5,195
U.S. Treasury 2.75% 2025	3,229	3,402
U.S. Treasury 1.50% 2026	500	490
U.S. Treasury 1.625% 2026	60,000	59,250
U.S. Treasury 1.625% 2026	27,000	26,668
U.S. Treasury 1.625% 2026	7,000	6,939
U.S. Treasury 1.625% 2026	1,500	1,485
U.S. Treasury 1.75% 2026	1,755	1,745
U.S. Treasury 1.875% 2026	77,925	78,315
U.S. Treasury 2.00% 2026	8,000	8,093
U.S. Treasury 2.25% 2026	7,072	7,268
U.S. Treasury 2.25% 2027	103,250	106,182
U.S. Treasury 2.375% 2027	880	913
U.S. Treasury 2.875% 2028	5,217	5,613
U.S. Treasury 1.75% 2029	94,626	93,185
U.S. Treasury 2.50% 2046	5,000	5,109
U.S. Treasury 2.875% 20469	88,550	97,217
U.S. Treasury 3.00% 20479	12,460	14,012
U.S. Treasury 3.00% 2048	451	507
U.S. Treasury 2.25% 2049	133,377	129,416
U.S. Treasury 2.375% 2049	103,000	102,662
U.S. Treasury 3.00% 20499	16,710	18,851
		2,653,158
U.S. Treasury inflation-protected securities 2.09%
U.S. Treasury Inflation-Protected Security 0.125% 202410	100,297	100,942
U.S. Treasury Inflation-Protected Security 0.50% 202410	35,710	36,305
U.S. Treasury Inflation-Protected Security 0.625% 202410	114,905	117,393
U.S. Treasury Inflation-Protected Security 0.375% 202710	8,256	8,386
U.S. Treasury Inflation-Protected Security 0.50% 202810	62,593	64,235
U.S. Treasury Inflation-Protected Security 0.75% 202810	17,940	18,884
U.S. Treasury Inflation-Protected Security 0.25% 202910	24,295	24,564
U.S. Treasury Inflation-Protected Security 0.875% 202910	20,224	21,488
U.S. Treasury Inflation-Protected Security 1.375% 20449,10	31,219	36,893

American Funds Insurance Series — Asset Allocation Fund — Page 68 of 184

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.00% 204610	$5,430	$5,985
U.S. Treasury Inflation-Protected Security 0.875% 20479,10	7,995	8,587
U.S. Treasury Inflation-Protected Security 1.00% 20499,10	116,661	129,847
		573,509
Total U.S. Treasury bonds & notes		3,226,667
Corporate bonds & notes 10.36% Health care 1.67%
Abbott Laboratories 3.40% 2023	185	195
Abbott Laboratories 3.75% 2026	5,012	5,477
Abbott Laboratories 4.75% 2036	460	575
Abbott Laboratories 4.90% 2046	500	657
AbbVie Inc. 2.60% 20247	3,000	3,021
AbbVie Inc. 2.95% 20267	2,936	2,984
AbbVie Inc. 3.20% 20297	4,841	4,928
AbbVie Inc. 4.25% 20497	3,852	4,071
Allergan PLC 3.00% 2020	525	525
Allergan PLC 3.45% 2022	3,250	3,324
Allergan PLC 3.80% 2025	206	216
Anthem, Inc. 2.375% 2025	818	819
AstraZeneca PLC 2.375% 2022	4,072	4,119
AstraZeneca PLC 3.375% 2025	13,290	14,122
Bausch Health Cos. Inc. 5.00% 20287	735	756
Bayer US Finance II LLC 3.875% 20237	1,685	1,769
Bayer US Finance II LLC 4.25% 20257	425	458
Bayer US Finance II LLC 4.375% 20287	312	340
Bayer US Finance II LLC 4.20% 20347	460	477
Becton, Dickinson and Co. 2.404% 2020	1,688	1,690
Becton, Dickinson and Co. 2.894% 2022	5,077	5,161
Becton, Dickinson and Co. 3.363% 2024	647	674
Becton, Dickinson and Co. 3.70% 2027	146	156
Boston Scientific Corp. 3.45% 2024	3,100	3,243
Boston Scientific Corp. 3.85% 2025	2,289	2,459
Boston Scientific Corp. 3.75% 2026	2,595	2,781
Boston Scientific Corp. 4.00% 2029	2,550	2,821
Boston Scientific Corp. 4.70% 2049	515	626
Bristol-Myers Squibb Co. 2.90% 20247	5,070	5,234
Bristol-Myers Squibb Co. 3.40% 20297	9,070	9,701
Bristol-Myers Squibb Co. 4.25% 20497	1,293	1,532
Centene Corp. 4.75% 2022	8,770	8,961
Centene Corp. 4.75% 2025	1,250	1,301
Centene Corp. 4.25% 20277	565	582
Centene Corp. 4.625% 20297	10,990	11,602
Cigna Corp. 3.40% 2021	1,350	1,382
Cigna Corp. 3.75% 2023	2,762	2,897
Cigna Corp. 4.125% 2025	2,000	2,171
Cigna Corp. 4.375% 2028	1,075	1,192
Cigna Corp. 4.80% 2038	5,015	5,854
Community Health Systems Inc. 5.125% 2021	1,300	1,303
CVS Health Corp. 3.35% 2021	194	197
CVS Health Corp. 3.70% 2023	505	526
CVS Health Corp. 4.30% 2028	2,722	2,973
DaVita HealthCare Partners Inc. 5.00% 2025	2,100	2,165

American Funds Insurance Series — Asset Allocation Fund — Page 69 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Eli Lilly and Co. 2.35% 2022	$5,050	$5,114
Eli Lilly and Co. 3.375% 2029	3,330	3,590
Eli Lilly and Co. 3.95% 2049	1,000	1,156
Encompass Health Corp. 4.50% 2028	799	829
Endo International PLC 5.75% 20227	7,340	5,468
Endo International PLC 6.00% 20257,11	10,240	6,934
GlaxoSmithKline PLC 3.125% 2021	4,680	4,761
GlaxoSmithKline PLC 3.00% 2024	4,195	4,375
GlaxoSmithKline PLC 3.625% 2025	3,585	3,849
HCA Inc. 5.875% 2023	2,125	2,353
HCA Inc. 4.125% 2029	2,250	2,389
HealthSouth Corp. 5.75% 2024	3,996	4,049
HealthSouth Corp. 5.75% 2025	3,285	3,451
Jaguar Holding Co. 6.375% 20237	1,600	1,655
Mallinckrodt PLC 4.875% 20207	20,045	15,499
Mallinckrodt PLC 5.75% 20227	1,860	767
Medtronic, Inc. 3.50% 2025	1,002	1,074
Merck & Co., Inc. 2.90% 2024	1,696	1,765
Merck & Co., Inc. 3.40% 2029	3,240	3,508
Molina Healthcare, Inc. 5.375% 2022	12,235	13,027
Molina Healthcare, Inc. 4.875% 20257	5,242	5,401
Owens & Minor, Inc. 3.875% 2021	8,910	8,602
Owens & Minor, Inc. 4.375% 2024	300	229
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.191% 202512,13	1,886	1,693
Par Pharmaceutical Cos. Inc. 7.50% 20277	5,335	5,322
Pfizer Inc. 2.80% 2022	3,000	3,063
Pfizer Inc. 2.95% 2024	3,825	3,971
Pfizer Inc. 3.45% 2029	11,000	11,848
Pfizer Inc. 4.00% 2049	370	425
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)1,4,12,13,14	6,002	6,062
Shire PLC 2.40% 2021	4,498	4,524
Shire PLC 2.875% 2023	3,413	3,478
Shire PLC 3.20% 2026	14,140	14,569
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	9,633	10,343
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	937	1,091
Team Health Holdings, Inc. 6.375% 20257	11,090	7,435
Team Health Holdings, Inc., Term Loan B, 4.549% 202412,13	200	162
Tenet Healthcare Corp. 4.625% 2024	3,553	3,645
Tenet Healthcare Corp. 4.875% 20267	17,450	18,299
Teva Pharmaceutical Finance Co. BV 2.20% 2021	274	266
Teva Pharmaceutical Finance Co. BV 2.80% 2023	29,086	27,038
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,185
Teva Pharmaceutical Finance Co. BV 7.125% 20257	1,935	1,992
Teva Pharmaceutical Finance Co. BV 3.15% 2026	27,048	22,586
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	2,565
UnitedHealth Group Inc. 2.375% 2024	590	598
UnitedHealth Group Inc. 3.50% 2024	4,500	4,750
UnitedHealth Group Inc. 3.375% 2027	500	534
UnitedHealth Group Inc. 3.875% 2028	2,500	2,767
UnitedHealth Group Inc. 2.875% 2029	1,050	1,080
UnitedHealth Group Inc. 4.45% 2048	5,315	6,346
Valeant Pharmaceuticals International, Inc. 6.125% 20257	22,525	23,320

American Funds Insurance Series — Asset Allocation Fund — Page 70 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Valeant Pharmaceuticals International, Inc. 9.25% 20267	$18,210	$20,950
Zimmer Holdings, Inc. 3.15% 2022	7,070	7,218
		457,987
Financials 1.52%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,350
ACE INA Holdings Inc. 2.875% 2022	3,880	3,980
ACE INA Holdings Inc. 3.35% 2026	1,380	1,467
ACE INA Holdings Inc. 4.35% 2045	800	968
AG Merger Sub II, Inc. 10.75% 20277	1,904	1,909
Allstate Corp. 3.85% 2049	950	1,053
American Express Co. 2.20% 2020	6,000	6,013
American Express Co. 3.00% 2021	4,000	4,048
American International Group, Inc. 4.20% 2028	565	622
AON Corp. 2.20% 2022	2,236	2,247
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)11	6,000	6,230
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)11	4,815	5,029
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)11	5,293	5,555
Bank of America Corp. 2.88% 2030 (3-month USD-LIBOR + 1.19% on 10/22/2029)11	1,986	2,003
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)11	1,025	1,060
Bank of Montreal 2.50% 2024	4,660	4,717
BB&T Corp. 2.625% 2022	2,500	2,534
BB&T Corp. 2.75% 2022	762	775
Berkshire Hathaway Finance Corp. 4.20% 2048	7,520	8,887
Berkshire Hathaway Finance Corp. 4.25% 2049	1,125	1,332
Berkshire Hathaway Inc. 2.20% 2021	750	753
Berkshire Hathaway Inc. 2.75% 2023	2,115	2,169
Berkshire Hathaway Inc. 3.125% 2026	1,000	1,054
BNP Paribas 3.375% 20257	3,225	3,349
CCCI Treasure Ltd., 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 7.192% on 4/21/2020)11	5,000	5,013
Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)11	9,000	9,029
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)11	875	891
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)11	3,444	3,497
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)11	1,400	1,532
CME Group Inc. 3.75% 2028	3,425	3,782
Commonwealth Bank of Australia 2.25% 20207	500	500
Compass Diversified Holdings 8.00% 20267	2,775	3,012
Crédit Agricole SA 4.375% 20257	850	914
Credit Suisse Group AG 3.80% 2023	1,625	1,701
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)7,11	800	852
Danske Bank AS 2.70% 20227	1,000	1,007
DNB Bank ASA 2.375% 20217	2,000	2,013
FS Energy and Power Fund 7.50% 20237	2,995	3,076
Goldman Sachs Group, Inc. 5.375% 2020	2,720	2,739
Goldman Sachs Group, Inc. 5.25% 2021	8,155	8,559
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)11	2,936	2,989
Goldman Sachs Group, Inc. 3.272% 2025 (3-month USD-LIBOR + 1.201% on 9/29/2024)11	1,800	1,863
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)11	2,000	2,125
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)11	390	418
Groupe BPCE SA 2.75% 20237	600	610
Groupe BPCE SA 5.70% 20237	3,460	3,831
Groupe BPCE SA 5.15% 20247	2,500	2,744
Hartford Financial Services Group, Inc. 2.80% 2029	3,480	3,523

American Funds Insurance Series — Asset Allocation Fund — Page 71 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Hartford Financial Services Group, Inc. 3.60% 2049	$1,000	$1,031
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)11	1,500	1,534
HSBC Holdings PLC 4.25% 2024	3,000	3,187
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)11	3,915	3,930
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)11	4,500	5,029
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)11	7,200	7,759
Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,793
Icahn Enterprises Finance Corp. 5.25% 20277	2,060	2,112
Intesa Sanpaolo SpA 3.375% 20237	750	763
Intesa Sanpaolo SpA 3.25% 20247	750	754
Intesa Sanpaolo SpA 5.017% 20247	1,730	1,818
Intesa Sanpaolo SpA 3.875% 20277	1,550	1,551
JPMorgan Chase & Co. 2.55% 2020	5,000	5,023
JPMorgan Chase & Co. (3-month USD-LIBOR + 0.955%) 2.889% 202013	3,986	3,988
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)11	11,213	11,684
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)11	3,276	3,453
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)11	8,624	8,623
JPMorgan Chase & Co., Series Z, junior subordinated, 5.30% (3-month USD-LIBOR + 3.80% on 5/1/2020)11	500	504
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)11	750	761
Lloyds Banking Group PLC 4.05% 2023	2,000	2,121
Lloyds Banking Group PLC 4.45% 2025	800	874
Lloyds Banking Group PLC 4.375% 2028	2,150	2,370
LPL Financial Holdings Inc. 4.625% 20277	1,800	1,841
Marsh & McLennan Cos., Inc. 3.875% 2024	1,420	1,515
Marsh & McLennan Cos., Inc. 4.375% 2029	1,705	1,943
Marsh & McLennan Cos., Inc. 4.90% 2049	1,539	1,951
Metropolitan Life Global Funding I 2.50% 20207	7,000	7,035
Metropolitan Life Global Funding I 1.95% 20217	1,875	1,877
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	1,610	1,632
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,642
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	5,000	5,181
Morgan Stanley 2.50% 2021	3,000	3,023
Morgan Stanley 5.75% 2021	5,000	5,194
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)11	3,825	3,998
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)11	450	456
Morgan Stanley 3.125% 2026	325	336
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)11	6,215	7,025
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	2,640	2,887
Navient Corp. 6.50% 2022	3,675	3,992
Navient Corp. 5.50% 2023	9,110	9,748
Navient Corp. 7.25% 2023	725	821
Navient Corp. 6.125% 2024	7,530	8,189
New York Life Global Funding 1.70% 20217	1,125	1,124
New York Life Global Funding 2.30% 20227	250	252
New York Life Global Funding 2.35% 20267	890	891
Nordea Bank AB 2.50% 20207	2,450	2,461
Owl Rock Capital Corp. 4.625% 20247	2,150	2,175
PNC Bank 2.30% 2020	250	250
PNC Bank 2.55% 2021	6,500	6,578
PNC Financial Services Group, Inc. 2.854% 202211	1,445	1,480
PNC Financial Services Group, Inc. 3.50% 2024	3,850	4,054
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,128
Prudential Financial, Inc. 3.50% 2024	4,000	4,256
Prudential Financial, Inc. 3.878% 2028	500	548

American Funds Insurance Series — Asset Allocation Fund — Page 72 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Prudential Financial, Inc. 4.418% 2048	$250	$290
Prudential Financial, Inc. 4.35% 2050	10,000	11,509
Rabobank Nederland 2.75% 2022	2,250	2,288
Rabobank Nederland 4.375% 2025	4,500	4,882
Royal Bank of Canada 3.20% 2021	10,000	10,179
Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,670
Skandinaviska Enskilda Banken AB 2.625% 2021	250	252
Skandinaviska Enskilda Banken AB 2.80% 2022	700	711
Springleaf Finance Corp. 6.125% 2024	5,825	6,393
Starwood Property Trust, Inc. 5.00% 2021	2,700	2,807
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)7,11	2,800	3,129
Toronto-Dominion Bank 2.65% 2024	3,100	3,175
Travelers Cos., Inc. 4.00% 2047	1,588	1,797
Travelers Cos., Inc. 4.10% 2049	3,910	4,496
U.S. Bancorp 2.625% 2022	1,805	1,833
U.S. Bancorp 3.40% 2023	5,675	5,928
U.S. Bancorp 2.40% 2024	2,000	2,027
U.S. Bancorp 3.70% 2024	5,000	5,319
U.S. Bancorp 2.375% 2026	4,000	4,011
U.S. Bank NA 3.00% 2021	3,000	3,036
UBS Group AG 4.125% 20257	2,750	2,991
UniCredit SpA 3.75% 20227	7,175	7,352
UniCredit SpA 6.572% 20227	475	510
UniCredit SpA 4.625% 20277	625	662
UniCredit SpA 5.861% 20327,11	2,400	2,508
Wells Fargo & Co. 2.15% 2020	4,025	4,026
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)11	4,325	4,328
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)11	217	231
Wells Fargo & Co. 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)11	6,288	6,330
Westpac Banking Corp. 2.15% 2020	5,000	5,002
Westpac Banking Corp. 2.75% 2023	1,750	1,783
		417,924
Energy 1.34%
American Energy-Permian Basin, LLC/AEPB Finance Corp. 12.00% 20247	2,935	2,040
Apache Corp. 4.25% 2030	2,555	2,650
Apache Corp. 5.35% 2049	6,000	6,279
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.245% 202312,13	1,223	1,159
BP Capital Markets PLC 3.41% 2026	3,460	3,686
BP Capital Markets PLC 4.234% 2028	9,710	10,977
Canadian Natural Resources Ltd. 2.95% 2023	2,700	2,754
Carrizo Oil & Gas Inc. 6.25% 2023	2,725	2,772
Cenovus Energy Inc. 3.80% 2023	3,970	4,107
Cenovus Energy Inc. 4.25% 2027	5,690	6,027
Cenovus Energy Inc. 5.25% 2037	975	1,080
Cenovus Energy Inc. 5.40% 2047	1,000	1,167
Cheniere Energy, Inc. 3.70% 20297	6,082	6,210
Chesapeake Energy Corp. 4.875% 2022	7,225	5,728
Chesapeake Energy Corp. 5.75% 2023	75	51
Chesapeake Energy Corp. 11.50% 20257	4,122	3,906
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 9.928% 202412,13	1,990	2,056
Chevron Corp. 2.498% 2022	4,000	4,065
Chevron Corp. 3.326% 2025	1,165	1,244

American Funds Insurance Series — Asset Allocation Fund — Page 73 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Chevron Corp. 2.954% 2026	$1,600	$1,672
Comstock Resources, Inc. 9.75% 2026	3,475	3,162
Concho Resources Inc. 4.30% 2028	6,615	7,210
Concho Resources Inc. 4.85% 2048	750	874
CONSOL Energy Inc. 5.875% 2022	18,199	18,257
Constellation Oil Services Holding SA 10.00% 20241,4,7,14	988	469
Convey Park Energy LLC 7.50% 20257	1,100	949
DCP Midstream Operating LP 4.95% 2022	3,350	3,485
Diamond Offshore Drilling, Inc. 4.875% 2043	5,610	3,077
Enbridge Energy Partners, LP 5.875% 2025	3,200	3,732
Enbridge Energy Partners, LP 7.375% 2045	1,075	1,604
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,867
Enbridge Inc. 4.00% 2023	1,678	1,773
Enbridge Inc. 3.70% 2027	162	171
Energy Transfer Partners, LP 4.15% 2020	2,182	2,205
Energy Transfer Partners, LP 4.50% 2024	1,210	1,288
Energy Transfer Partners, LP 4.75% 2026	2,494	2,700
Energy Transfer Partners, LP 5.25% 2029	5,757	6,466
Energy Transfer Partners, LP 5.40% 2047	650	706
Energy Transfer Partners, LP 6.00% 2048	774	902
Energy Transfer Partners, LP 6.25% 2049	9,257	11,156
Enterprise Products Operating LLC 4.90% 2046	500	586
EOG Resources, Inc. 4.15% 2026	2,980	3,275
EQT Corp. 3.00% 2022	475	467
EQT Corp. 3.90% 2027	910	852
Equinor ASA 3.625% 2028	6,865	7,534
Equinor ASA 3.25% 2049	7,006	7,059
Extraction Oil & Gas, Inc. 5.625% 20267	4,125	2,487
Exxon Mobil Corp. 2.222% 2021	8,070	8,122
Exxon Mobil Corp. 2.019% 2024	5,780	5,798
Exxon Mobil Corp. 2.275% 2026	1,500	1,508
Exxon Mobil Corp. 3.043% 2026	1,125	1,180
Exxon Mobil Corp. 2.44% 2029	9,841	9,905
Exxon Mobil Corp. 3.095% 2049	2,000	1,995
Genesis Energy, LP 6.75% 2022	4,977	5,036
Genesis Energy, LP 6.50% 2025	2,725	2,643
Halliburton Co. 3.80% 2025	260	277
Hess Midstream Partners LP 5.125% 20287	1,305	1,323
Jonah Energy LLC 7.25% 20257	1,825	543
Kinder Morgan, Inc. 4.30% 2028	4,359	4,754
Kinder Morgan, Inc. 5.20% 2048	756	877
Marathon Oil Corp. 4.40% 2027	1,005	1,093
McDermott International, Inc. 10.625% 20247,15	3,705	325
MPLX LP 4.125% 2027	500	525
MPLX LP 4.50% 2038	750	763
Murphy Oil Corp. 5.875% 2027	491	516
NGL Energy Partners LP 7.50% 2023	1,440	1,449
NGL Energy Partners LP 6.125% 2025	7,420	7,015
Noble Corp. PLC 7.95% 202511	1,725	893
Noble Corp. PLC 8.95% 204511	3,125	1,359
Noble Energy, Inc. 3.85% 2028	3,000	3,169
Noble Energy, Inc. 3.25% 2029	6,063	6,119
Noble Energy, Inc. 4.95% 2047	375	415
Oasis Petroleum Inc. 6.875% 2022	4,290	4,140

American Funds Insurance Series — Asset Allocation Fund — Page 74 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Occidental Petroleum Corp. 4.85% 2021	$2,751	$2,834
Occidental Petroleum Corp. 2.70% 2022	3,000	3,032
Occidental Petroleum Corp. 2.90% 2024	1,734	1,763
Occidental Petroleum Corp. 3.20% 2026	788	798
Occidental Petroleum Corp. 5.55% 2026	1,125	1,278
Occidental Petroleum Corp. 3.50% 2029	4,425	4,514
Occidental Petroleum Corp. 4.40% 2049	4,112	4,240
Peabody Energy Corp. 6.00% 20227	2,150	2,102
Petróleos Mexicanos 5.35% 2028	1,870	1,866
Phillips 66 Partners LP 3.55% 2026	160	168
Phillips 66 Partners LP 4.68% 2045	400	434
Phillips 66 Partners LP 4.90% 2046	275	312
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,388
Sabine Pass Liquefaction, LLC 5.875% 2026	923	1,060
Sabine Pass Liquefaction, LLC 4.20% 2028	1,307	1,385
Saudi Arabian Oil Co. 3.50% 20297	2,060	2,135
Schlumberger BV 3.75% 20247	495	522
Schlumberger BV 4.00% 20257	70	75
Shell International Finance BV 2.25% 2020	1,965	1,972
Shell International Finance BV 1.875% 2021	1,000	1,001
Shell International Finance BV 3.50% 2023	2,235	2,354
Shell International Finance BV 2.00% 2024	5,930	5,918
Shell International Finance BV 2.50% 2026	1,890	1,916
Shell International Finance BV 3.875% 2028	4,590	5,089
Shell International Finance BV 3.125% 2049	2,000	1,974
Statoil ASA 2.75% 2021	1,925	1,959
Statoil ASA 3.25% 2024	2,850	3,003
Statoil ASA 4.25% 2041	2,000	2,315
Targa Resources Partners LP 5.875% 2026	1,750	1,863
Targa Resources Partners LP 5.50% 20307	3,485	3,585
Teekay Corp. 9.25% 20227	4,825	5,092
Teekay Offshore Partners LP 8.50% 20237	3,550	3,521
Total Capital International 2.434% 2025	5,010	5,072
Total Capital International 3.455% 2029	13,010	14,098
Total Capital International 3.461% 2049	835	878
Total Capital SA 3.883% 2028	4,000	4,478
TransCanada PipeLines Ltd. 4.25% 2028	1,090	1,210
TransCanada PipeLines Ltd. 4.75% 2038	3,000	3,426
TransCanada PipeLines Ltd. 4.875% 2048	700	826
Transocean Inc. 9.00% 20237	2,454	2,597
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)14	4,408	727
Valaris PLC 7.75% 2026	2,575	1,461
Valaris PLC 5.75% 2044	7,095	3,217
Valero Energy Corp. 4.00% 2029	4,000	4,317
Vine Oil & Gas LP 8.75% 20237	2,500	1,233
Weatherford International PLC 11.00% 20247	11,915	12,913
Williams Partners LP 4.30% 2024	85	91
		366,697
Utilities 1.17%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,568
AEP Transmission Co. LLC 4.25% 2048	1,524	1,748
AES Corp. 5.50% 2025	2,448	2,534
Ameren Corp. 2.50% 2024	1,969	1,986

American Funds Insurance Series — Asset Allocation Fund — Page 75 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Ameren Corp. 4.50% 2049	$425	$524
Ameren Corp. 3.25% 2050	750	759
American Electric Power Co., Inc. 2.95% 2022	3,020	3,078
American Electric Power Co., Inc. 3.20% 2027	1,275	1,315
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,245
Calpine Corp. 5.25% 20267	960	1,002
Centerpoint Energy, Inc. 2.50% 2022	900	907
CenterPoint Energy, Inc. 3.85% 2024	6,077	6,410
CenterPoint Energy, Inc. 2.95% 2030	3,400	3,354
CenterPoint Energy, Inc. 3.70% 2049	2,775	2,735
CMS Energy Corp. 3.00% 2026	3,000	3,082
CMS Energy Corp. 4.875% 2044	2,000	2,385
Comision Federal de Electricidad 4.75% 20277	645	682
Commonwealth Edison Co. 4.35% 2045	1,585	1,857
Commonwealth Edison Co. 4.00% 2048	2,600	2,923
Connecticut Light and Power Co. 3.20% 2027	1,525	1,611
Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	7,078
Consumers Energy Co. 3.375% 2023	395	413
Consumers Energy Co. 3.125% 2024	3,785	3,937
Consumers Energy Co. 3.25% 2046	465	467
Consumers Energy Co. 4.05% 2048	3,882	4,472
Consumers Energy Co. 3.10% 2050	3,410	3,401
Consumers Energy Co. 3.75% 2050	1,193	1,318
Dominion Resources, Inc. 2.00% 2021	665	665
Dominion Resources, Inc. 2.75% 2022	800	811
Dominion Resources, Inc. 2.85% 2026	1,500	1,515
Dominion Resources, Inc., junior subordinated, 2.579% 202011	713	715
Dominion Resources, Inc., junior subordinated, 3.071% 202411	1,775	1,829
DTE Electric Co. 3.75% 2047	2,000	2,185
DTE Energy Co. 3.95% 2049	2,865	3,273
Duke Energy Carolinas, Inc. 3.95% 2028	1,250	1,393
Duke Energy Carolinas, LLC 2.95% 2026	4,000	4,131
Duke Energy Corp. 3.75% 2024	150	159
Duke Energy Corp. 2.65% 2026	3,150	3,165
Duke Energy Florida, LLC 3.20% 2027	2,420	2,530
Duke Energy Florida, LLC 2.50% 2029	5,960	5,959
Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,224
Duke Energy Progress Inc. 4.15% 2044	2,020	2,280
Duke Energy Progress Inc. 3.70% 2046	3,975	4,249
Duke Energy Progress, LLC 3.375% 2023	2,040	2,132
Duke Energy Progress, LLC 3.60% 2047	3,167	3,316
Edison International 3.125% 2022	1,575	1,600
Edison International 3.55% 2024	3,850	3,945
Edison International 5.75% 2027	1,452	1,631
Edison International 4.125% 2028	3,230	3,313
EDP Finance BV 4.125% 20207	3,402	3,402
EDP Finance BV 3.625% 20247	6,425	6,689
Electricité de France SA 2.35% 20207	650	651
Electricité de France SA 4.75% 20357	1,250	1,430
Electricité de France SA 4.875% 20387	2,750	3,231
Electricité de France SA 5.60% 2040	525	662
Emera US Finance LP 3.55% 2026	4,183	4,345
Enel Finance International SA 4.25% 20237	4,339	4,594
Enel Finance International SA 3.50% 20287	3,085	3,157

American Funds Insurance Series — Asset Allocation Fund — Page 76 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Enersis Américas SA 4.00% 2026	$245	$254
Entergy Corp. 2.95% 2026	1,160	1,178
Entergy Louisiana, LLC 4.20% 2048	4,200	4,853
Eversource Energy 3.80% 2023	2,730	2,875
Eversource Energy 3.30% 2028	573	590
Eversource Energy 4.25% 2029	4,000	4,450
Exelon Corp. 3.40% 2026	100	104
Exelon Corp., junior subordinated, 3.497% 202211	1,075	1,104
FirstEnergy Corp. 3.90% 2027	5,105	5,459
FirstEnergy Corp. 4.85% 2047	4,500	5,345
FirstEnergy Corp., Series B, 4.25% 2023	2,000	2,109
Florida Power & Light Co. 3.70% 20477	1,036	1,129
Florida Power & Light Co. 3.15% 2049	3,475	3,512
Gulf Power Co. 3.30% 2027	4,500	4,688
Jersey Central Power & Light Co. 4.30% 20267	1,790	1,949
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,085
MidAmerican Energy Holdings Co. 3.65% 2029	5,220	5,705
MidAmerican Energy Holdings Co. 3.15% 2050	2,000	1,974
Mississippi Power Co. 3.95% 2028	2,814	3,065
National Grid PLC 3.15% 20277	275	285
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	4,000	4,146
NiSource Finance Corp. 2.65% 2022	325	329
Northern States Power Co. 4.125% 2044	6,000	6,889
Northern States Power Co. 2.90% 2050	3,700	3,535
Oncor Electric Delivery Co. LLC 2.75% 2024	1,525	1,544
Pacific Gas and Electric Co. 4.25% 20237,15	7,445	7,653
Pacific Gas and Electric Co. 2.95% 202615	250	251
Pacific Gas and Electric Co. 4.65% 20287,15	750	776
PacifiCorp., First Mortgage Bonds, 3.60% 2024	5,695	6,011
PacifiCorp., First Mortgage Bonds, 4.125% 2049	5,500	6,279
Public Service Co. of Colorado 2.25% 2022	2,000	2,016
Public Service Electric and Gas Co. 3.20% 2029	4,223	4,453
Public Service Electric and Gas Co. 3.60% 2047	548	593
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,930
Public Service Enterprise Group Inc. 2.25% 2026	345	342
Public Service Enterprise Group Inc. 3.00% 2027	2,935	3,036
Public Service Enterprise Group Inc. 3.20% 2049	2,000	2,020
Puget Energy, Inc. 6.00% 2021	1,823	1,936
Puget Energy, Inc. 5.625% 2022	1,965	2,108
Puget Sound Energy, Inc. 3.25% 2049	3,000	2,987
San Diego Gas & Electric Co. 3.75% 2047	2,331	2,422
San Diego Gas & Electric Co. 4.10% 2049	1,607	1,778
SCANA Corp. 6.25% 2020	3,785	3,814
Southern California Edison Co. 3.40% 2023	150	156
Southern California Edison Co. 3.50% 2023	700	730
Southern California Edison Co. 3.65% 2028	423	453
Southern California Edison Co. 2.85% 2029	1,000	1,000
Southern California Edison Co. 6.00% 2034	5,000	6,155
Southern California Edison Co. 5.35% 2035	3,000	3,515
Southern California Edison Co. 5.75% 2035	675	823
Southern California Edison Co. 4.125% 2048	5,108	5,449
Southern California Edison Co. 4.875% 2049	3,745	4,436
Southern California Edison Co., Series C, 3.60% 2045	5,714	5,648
Southern California Gas Co. 3.95% 2050	2,000	2,238

American Funds Insurance Series — Asset Allocation Fund — Page 77 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Talen Energy Corp. 10.50% 20267	$885	$844
Talen Energy Corp. 7.25% 20277	2,330	2,456
Virginia Electric and Power Co. 3.80% 2028	2,000	2,175
Virginia Electric and Power Co. 4.00% 2043	1,000	1,105
Virginia Electric and Power Co. 4.00% 2046	1,737	1,914
Virginia Electric and Power Co. 4.60% 2048	2,650	3,243
Virginia Electric and Power Co. 3.30% 2049	5,575	5,636
Xcel Energy Inc. 3.35% 2026	3,110	3,264
Xcel Energy Inc. 2.60% 2029	3,600	3,566
Xcel Energy Inc. 3.50% 2049	2,120	2,158
		320,497
Communication services 1.07%
Alphabet Inc. 1.998% 2026	3,000	2,984
Altice NV 7.50% 20267	2,650	2,854
Altice SA 7.625% 20257	4,200	4,378
AMC Networks Inc. 5.00% 2024	425	435
AMC Networks Inc. 4.75% 2025	2,175	2,188
AT&T Inc. (3-month USD-LIBOR + 0.65%) 2.651% 202013	5,680	5,681
AT&T Inc. 3.80% 2027	305	325
AT&T Inc. 4.35% 2029	3,125	3,475
Cablevision Systems Corp. 6.75% 2021	9,575	10,327
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20237	2,650	2,710
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	500	538
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	551
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20267	5,050	5,337
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	2,303	2,612
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 20307	2,500	2,555
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	6,035	7,537
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,250	6,124
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	7,067	7,681
CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	6,000	6,316
CenturyLink, Inc. 6.75% 2023	8,475	9,478
CenturyLink, Inc. 7.50% 2024	1,500	1,694
CenturyLink, Inc. 5.125% 20267	2,050	2,091
CenturyLink, Inc., Series T, 5.80% 2022	2,625	2,764
Comcast Corp. 3.00% 2024	500	518
Comcast Corp. 3.70% 2024	2,245	2,393
Comcast Corp. 3.95% 2025	5,365	5,855
Comcast Corp. 2.35% 2027	4,000	3,996
Comcast Corp. 4.15% 2028	2,858	3,217
Comcast Corp. 2.65% 2030	6,530	6,556
Comcast Corp. 3.20% 2036	750	767
Comcast Corp. 3.90% 2038	1,000	1,107
Comcast Corp. 4.60% 2038	4,000	4,766
Comcast Corp. 4.00% 2048	250	278
Comcast Corp. 4.70% 2048	1,049	1,293
Deutsche Telekom International Finance BV 1.95% 20217	500	500
Deutsche Telekom International Finance BV 2.82% 20227	784	796
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,674
Embarq Corp. 7.995% 2036	3,075	3,257
Fox Corp. 4.03% 20247	1,120	1,194
France Télécom 4.125% 2021	2,500	2,591
Frontier Communications Corp. 11.00% 2025	31,655	15,432

American Funds Insurance Series — Asset Allocation Fund — Page 78 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 8.00% 20277	$2,150	$2,251
Gogo Inc. 9.875% 20247	39,520	41,825
iHeartCommunications, Inc. 5.25% 20277	2,493	2,613
Inmarsat PLC 4.875% 20227	3,475	3,525
Intelsat Jackson Holding Co. 8.00% 20247	3,075	3,162
Intelsat Jackson Holding Co. 8.50% 20247	10,475	9,563
Intelsat Jackson Holding Co., Term Loan, 6.625% 202412	1,400	1,421
Liberty Global PLC 5.50% 20287	2,075	2,107
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.85% 2020 (100% PIK)12,13,14	6,128	3,909
MDC Partners Inc. 6.50% 20247	2,950	2,677
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%7	4,630	4,782
Orange SA 5.50% 2044	1,500	1,989
Sirius XM Radio Inc. 3.875% 20227	3,450	3,532
Sirius XM Radio Inc. 4.625% 20247	3,345	3,519
Sprint Corp. 7.625% 2026	2,825	3,121
Sprint Corp. 6.875% 2028	9,125	9,849
Trilogy International Partners, LLC 8.875% 20227	12,800	12,068
Univision Communications Inc. 5.125% 20237	7,250	7,250
Verizon Communications Inc. 4.50% 2033	2,000	2,336
Vodafone Group PLC 3.75% 2024	3,788	4,006
Vodafone Group PLC 4.125% 2025	2,500	2,715
Vodafone Group PLC 4.375% 2028	350	388
Vodafone Group PLC 5.25% 2048	500	602
Vodafone Group PLC 4.25% 2050	7,000	7,314
Ziggo Bond Finance BV 5.50% 20277	5,825	6,200
		293,549
Industrials 0.82%
ADT Corp. 3.50% 2022	5,625	5,741
Allison Transmission Holdings, Inc. 5.00% 20247	3,205	3,289
Ashtead Group PLC 4.00% 20287	1,169	1,184
Ashtead Group PLC 4.25% 20297	433	443
Associated Materials, LLC 9.00% 20247	10,036	8,832
Avis Budget Group, Inc. 5.50% 2023	1,815	1,852
Avis Budget Group, Inc. 5.25% 20257	1,275	1,315
Avolon Holdings Funding Ltd. 3.625% 20227	1,254	1,286
Avolon Holdings Funding Ltd. 3.95% 20247	1,587	1,656
Avolon Holdings Funding Ltd 4.375% 20267	1,975	2,089
Boeing Co. 2.70% 2022	4,400	4,468
Boeing Co. 2.80% 2024	875	895
Boeing Co. 3.10% 2026	1,508	1,556
Boeing Co. 3.20% 2029	215	224
Boeing Co. 2.95% 2030	3,033	3,104
Boeing Co. 3.60% 2034	7,500	8,034
Boeing Co. 3.90% 2049	250	271
Burlington Northern Santa Fe, LLC 4.40% 2042	5,000	5,787
CSX Corp. 3.80% 2028	6,060	6,611
CSX Corp. 4.25% 2029	5,062	5,699
CSX Corp. 4.30% 2048	1,125	1,277
CSX Corp. 4.75% 2048	1,875	2,271
CSX Corp. 3.35% 2049	1,125	1,111
CSX Corp. 4.50% 2049	4,795	5,611
Dun & Bradstreet Corp. 6.875% 20267	1,780	1,968
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.792% 202612,13	2,155	2,174

American Funds Insurance Series — Asset Allocation Fund — Page 79 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Euramax International, Inc. 12.00% 20207	$4,550	$4,518
FXI Holdings, Inc. 12.25% 20267	3,470	3,620
General Dynamics Corp. 3.00% 2021	4,000	4,067
General Dynamics Corp. 3.375% 2023	2,550	2,664
General Dynamics Corp. 3.50% 2025	4,804	5,147
General Dynamics Corp. 3.75% 2028	720	792
General Electric Co. 2.70% 2022	6,535	6,624
Hardwoods Acquisition Inc. 7.50% 20217	2,328	1,187
Hertz Global Holdings Inc. 7.625% 20227	2,991	3,118
Honeywell International Inc. 2.15% 2022	4,400	4,443
Honeywell International Inc. 2.30% 2024	6,925	7,020
Honeywell International Inc. 2.70% 2029	4,330	4,433
Icahn Enterprises Finance Corp. 4.75% 20247	2,130	2,191
Lockheed Martin Corp. 2.50% 2020	6,900	6,937
Lockheed Martin Corp. 3.10% 2023	545	562
Lockheed Martin Corp. 3.55% 2026	3,490	3,744
LSC Communications, Inc. 8.75% 20237	4,005	2,174
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20257	2,175	2,246
Norfolk Southern Corp. 3.00% 2022	2,056	2,099
Norfolk Southern Corp. 2.55% 2029	5,530	5,519
Norfolk Southern Corp. 3.40% 2049	1,312	1,305
Northrop Grumman Corp. 2.55% 2022	5,400	5,481
Northrop Grumman Corp. 2.93% 2025	4,732	4,878
Northrop Grumman Corp. 3.25% 2028	5,920	6,176
Pisces Parent LLC 8.00% 20267	4,965	5,189
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,394
Rockwell Collins, Inc. 2.80% 2022	3,745	3,811
Roper Technologies, Inc. 2.80% 2021	1,815	1,842
Roper Technologies, Inc. 3.80% 2026	410	441
Siemens AG 2.70% 20227	2,685	2,732
Union Pacific Corp. 3.15% 2024	1,287	1,340
Union Pacific Corp. 3.75% 2025	4,643	4,977
Union Pacific Corp. 3.95% 2028	1,875	2,071
Union Pacific Corp. 3.70% 2029	8,500	9,287
Union Pacific Corp. 4.30% 2049	3,690	4,256
Union Pacific Corp. 3.95% 2059	1,365	1,434
United Technologies Corp. 3.65% 2023	1,544	1,628
United Technologies Corp. 3.95% 2025	5,155	5,623
United Technologies Corp. 4.125% 2028	1,960	2,208
Vinci SA 3.75% 20297	2,237	2,440
Wesco Aircraft Holdings, Inc. 9.00% 20267	3,250	3,410
		225,776
Consumer discretionary 0.72%
Amazon.com, Inc. 2.40% 2023	1,500	1,527
Amazon.com, Inc. 2.80% 2024	1,500	1,553
American Honda Finance Corp. 3.50% 2028	1,125	1,212
Bayerische Motoren Werke AG 2.25% 20237	300	301
Bayerische Motoren Werke AG 3.45% 20237	1,870	1,940
Bayerische Motoren Werke AG 3.15% 20247	8,510	8,802
Boyd Gaming Corp. 4.75% 20277	2,545	2,648
DaimlerChrysler North America Holding Corp. 2.25% 20207	2,765	2,766
DaimlerChrysler North America Holding Corp. 3.35% 20237	300	308
Ford Motor Credit Co. 2.343% 2020	4,635	4,627

American Funds Insurance Series — Asset Allocation Fund — Page 80 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 3.157% 2020	$500	$502
Ford Motor Credit Co. 3.20% 2021	2,250	2,263
General Motors Co. 4.35% 2025	1,920	2,057
General Motors Co. 6.25% 2043	359	403
General Motors Co. 5.40% 2048	500	517
General Motors Financial Co. 3.70% 2020	6,355	6,431
General Motors Financial Co. 3.45% 2022	3,625	3,707
General Motors Financial Co. 3.45% 2022	2,000	2,045
General Motors Financial Co. 3.55% 2022	5,285	5,441
General Motors Financial Co. 3.50% 2024	5,008	5,160
General Motors Financial Co. 4.30% 2025	1,025	1,096
General Motors Financial Co. 4.35% 2027	500	525
Hanesbrands Inc. 4.625% 20247	860	909
Hanesbrands Inc. 4.875% 20267	2,700	2,864
Home Depot, Inc. 3.90% 2028	825	926
Home Depot, Inc. 2.95% 2029	9,360	9,737
Home Depot, Inc. 4.25% 2046	3,500	4,141
Home Depot, Inc. 4.50% 2048	428	528
Hyundai Capital America 3.25% 20227	480	489
Lowe’s Cos., Inc. 3.65% 2029	3,574	3,820
Lowe’s Cos., Inc. 4.55% 2049	385	454
Mattel, Inc. 6.75% 20257	3,225	3,473
Melco International Development Ltd. 5.375% 20297	435	447
MGM Resorts International 7.75% 2022	1,700	1,898
PetSmart, Inc. 5.875% 20257	29,965	30,602
PetSmart, Inc. 8.875% 20257	14,515	14,370
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.74% 202212,13	5,932	5,806
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	340	347
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,400	5,666
Scientific Games Corp. 8.25% 20267	3,885	4,290
Scientific Games Corp. 7.00% 20287	565	606
Scientific Games Corp. 7.25% 20297	740	806
Staples, Inc. 7.50% 20267	14,450	15,019
Toyota Motor Credit Corp. 2.15% 2020	817	817
Toyota Motor Credit Corp. 1.90% 2021	2,945	2,949
Toyota Motor Credit Corp. 2.15% 2022	545	549
Toyota Motor Credit Corp. 2.60% 2022	924	938
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,562
Volkswagen Group of America Finance, LLC 4.00% 20217	4,988	5,159
Volkswagen Group of America Finance, LLC 4.25% 20237	5,320	5,669
Volkswagen Group of America Finance, LLC 4.625% 20257	3,845	4,256
Volkswagen Group of America Finance, LLC 3.20% 20267	4,757	4,880
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20237	4,918	5,163
		195,971
Consumer staples 0.64%
Albertsons Cos. LLC 4.625% 20277	4,350	4,353
Altria Group, Inc. 3.80% 2024	2,630	2,768
Altria Group, Inc. 4.40% 2026	445	483
Altria Group, Inc. 4.80% 2029	2,508	2,794
Altria Group, Inc. 5.80% 2039	5,960	7,009
Altria Group, Inc. 4.50% 2043	3,000	3,065
Altria Group, Inc. 5.95% 2049	3,824	4,630
Anheuser-Busch InBev NV 4.15% 2025	8,000	8,709

American Funds Insurance Series — Asset Allocation Fund — Page 81 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 4.00% 2028	$4,345	$4,780
Anheuser-Busch InBev NV 4.75% 2029	886	1,026
Anheuser-Busch InBev NV 5.45% 2039	7,900	9,935
Anheuser-Busch InBev NV 5.55% 2049	2,500	3,243
B&G Foods, Inc. 5.25% 2025	1,660	1,710
British American Tobacco International Finance PLC 3.95% 20257	4,250	4,495
British American Tobacco PLC 2.789% 2024	4,000	4,034
British American Tobacco PLC 3.222% 2024	2,826	2,890
British American Tobacco PLC 3.215% 2026	5,143	5,184
British American Tobacco PLC 3.557% 2027	1,000	1,021
British American Tobacco PLC 3.462% 2029	2,000	2,024
British American Tobacco PLC 4.39% 2037	5,500	5,568
British American Tobacco PLC 4.54% 2047	4,820	4,842
Conagra Brands, Inc. 3.80% 2021	5,000	5,160
Conagra Brands, Inc. 4.30% 2024	4,685	5,045
Conagra Brands, Inc. 5.40% 2048	1,015	1,238
Constellation Brands, Inc. 2.65% 2022	7,846	7,957
Constellation Brands, Inc. 2.70% 2022	195	197
Constellation Brands, Inc. 3.20% 2023	1,340	1,377
Constellation Brands, Inc. 3.60% 2028	938	992
Constellation Brands, Inc. 4.50% 2047	220	240
Costco Wholesale Corp. 2.30% 2022	954	966
Costco Wholesale Corp. 2.75% 2024	10,000	10,352
Imperial Tobacco Finance PLC 3.50% 20237	4,000	4,095
Keurig Dr Pepper Inc. 4.057% 2023	2,000	2,109
Keurig Dr Pepper Inc. 4.597% 2028	2,000	2,247
Keurig Dr Pepper Inc. 4.985% 2038	4,001	4,728
Keurig Dr Pepper Inc. 5.085% 2048	75	90
Molson Coors Brewing Co. 2.25% 2020	1,140	1,140
Molson Coors Brewing Co. 4.20% 2046	2,695	2,687
Nestlé Holdings, Inc. 3.35% 20237	750	785
Philip Morris International Inc. 2.00% 2020	1,000	1,000
Philip Morris International Inc. 1.875% 2021	1,500	1,500
Philip Morris International Inc. 2.375% 2022	1,960	1,981
Philip Morris International Inc. 2.625% 2022	1,670	1,691
Philip Morris International Inc. 2.875% 2024	788	811
Philip Morris International Inc. 3.25% 2024	2,000	2,100
Philip Morris International Inc. 3.375% 2029	3,268	3,430
Procter & Gamble Co. 1.70% 2021	400	401
Reckitt Benckiser Group PLC 2.375% 20227	1,125	1,133
Reynolds American Inc. 4.45% 2025	2,850	3,068
Reynolds American Inc. 5.85% 2045	2,030	2,327
Wal-Mart Stores, Inc. 3.125% 2021	2,317	2,367
Wal-Mart Stores, Inc. 2.35% 2022	1,000	1,018
Wal-Mart Stores, Inc. 2.55% 2023	5,660	5,783
Wal-Mart Stores, Inc. 3.40% 2023	5,665	5,956
Wal-Mart Stores, Inc. 2.85% 2024	1,805	1,872
Wal-Mart Stores, Inc. 3.05% 2026	2,060	2,172
Wal-Mart Stores, Inc. 3.70% 2028	687	758
WM. Wrigley Jr. Co. 3.375% 20207	250	252
		175,588

American Funds Insurance Series — Asset Allocation Fund — Page 82 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials 0.59%	Principal amount (000)	Value (000)
Air Liquide SA 2.25% 20297	$1,381	$1,355
AK Steel Holding Corp. 7.625% 2021	2,175	2,198
Braskem SA 4.50% 20307	1,255	1,251
Chemours Co. 6.625% 2023	7,360	7,404
Chevron Phillips Chemical Co. LLC 3.30% 20237	595	613
Cleveland-Cliffs Inc. 4.875% 20247	3,025	3,098
Cleveland-Cliffs Inc. 5.75% 2025	9,456	9,356
Cleveland-Cliffs Inc. 5.875% 20277	12,075	11,614
Consolidated Energy Finance SA 6.50% 20267	2,685	2,525
CVR Partners, LP 9.25% 20237	1,750	1,832
Dow Chemical Co. 3.15% 2024	1,565	1,623
Dow Chemical Co. 4.55% 2025	1,405	1,552
Dow Chemical Co. 3.625% 2026	1,884	1,982
Dow Chemical Co. 4.80% 2049	627	726
First Quantum Minerals Ltd. 7.25% 20227	7,175	7,221
First Quantum Minerals Ltd. 7.25% 20237	1,200	1,245
First Quantum Minerals Ltd. 6.50% 20247	4,704	4,726
First Quantum Minerals Ltd. 7.50% 20257	30,400	31,147
First Quantum Minerals Ltd. 6.875% 20267	3,625	3,677
Freeport-McMoRan Inc. 3.55% 2022	12,118	12,291
FXI Holdings, Inc. 7.875% 20247	1,215	1,169
Glencore Funding LLC 4.125% 20247	945	990
H.I.G. Capital, LLC 6.75% 20247	1,291	1,204
Hexion Inc. 7.875% 20277	765	797
Holcim Ltd. 5.15% 20237	2,395	2,573
International Paper Co. 7.30% 2039	2,005	2,776
LSB Industries, Inc. 9.625% 20237	4,890	5,036
Mosaic Co. 3.25% 2022	1,788	1,835
Mosaic Co. 4.05% 2027	1,587	1,647
Nova Chemicals Corp. 5.25% 20277	2,900	2,985
Praxair, Inc. 3.00% 2021	340	347
Rayonier Advanced Materials Inc. 5.50% 20247	5,124	3,871
Ryerson Inc. 11.00% 20227	6,615	6,995
Sherwin-Williams Co. 2.75% 2022	264	269
Sherwin-Williams Co. 3.125% 2024	275	284
Sherwin-Williams Co. 2.95% 2029	4,000	4,054
Sherwin-Williams Co. 3.80% 2049	5,208	5,315
TPC Group Inc. 10.50% 20247	418	422
Tronox Ltd. 6.50% 20267	2,880	2,974
Venator Materials Corp. 5.75% 20257	5,900	5,457
Warrior Met Coal, Inc. 8.00% 20247	3,024	3,071
Westlake Chemical Corp. 4.375% 2047	500	505
		162,012
Information technology 0.47%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 202512,13	5,150	5,047
Apple Inc. 3.35% 2027	40	43
Apple Inc. 3.00% 2024	625	649
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.945% 202512,13	600	616
Broadcom Inc. 3.125% 20227	1,575	1,604
Broadcom Inc. 3.625% 20247	1,575	1,638
Broadcom Inc. 4.25% 20267	12,370	13,153
Broadcom Inc. 4.75% 20297	11,150	12,203
Broadcom Ltd. 3.625% 2024	937	971

American Funds Insurance Series — Asset Allocation Fund — Page 83 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.875% 2027	$3,060	$3,178
Broadcom Ltd. 3.50% 2028	3,527	3,551
CommScope Finance LLC 6.00% 20267	2,425	2,584
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.50% 202312,13	1,405	1,368
Diebold, Inc. 8.50% 2024	3,100	3,001
Fidelity National Information Services, Inc. 3.75% 2029	990	1,083
Fiserv, Inc. 2.75% 2024	1,600	1,629
Fiserv, Inc. 3.20% 2026	7,455	7,722
Fiserv, Inc. 3.50% 2029	10,430	10,969
Fiserv, Inc. 4.40% 2049	1,800	2,046
Genesys Telecommunications Laboratories, Inc. 10.00% 20247	875	948
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 202412,13	4,375	4,495
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.555% 202412,13	2,917	2,934
Microsoft Corp. 1.55% 2021	545	544
Microsoft Corp. 2.40% 2022	9,190	9,319
Microsoft Corp. 3.30% 2027	4,000	4,276
Microsoft Corp. 4.20% 2035	6,000	7,132
Microsoft Corp. 4.10% 2037	1,000	1,181
Microsoft Corp. 4.25% 2047	250	306
PayPal Holdings, Inc. 2.65% 2026	2,364	2,398
PayPal Holdings, Inc. 2.85% 2029	2,770	2,790
Unisys Corp. 10.75% 20227	3,125	3,368
Veritas Holdings Ltd. 7.50% 20237	3,350	3,351
Veritas Holdings Ltd. 10.50% 20247	1,285	1,192
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.299% 202312,13	1,244	1,202
Visa Inc. 2.15% 2022	2,725	2,756
Visa Inc. 2.80% 2022	2,000	2,058
Visa Inc. 3.15% 2025	5,500	5,813
Xerox Corp. 4.125% 2023	906	941
		130,059
Real estate 0.35%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	337
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,310
Alexandria Real Estate Equities, Inc. 2.75% 2029	2,910	2,875
Alexandria Real Estate Equities, Inc. 3.375% 2031	2,375	2,479
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	500
American Campus Communities, Inc. 3.35% 2020	500	504
American Campus Communities, Inc. 3.75% 2023	3,055	3,184
American Campus Communities, Inc. 4.125% 2024	2,075	2,213
American Campus Communities, Inc. 3.30% 2026	1,698	1,760
American Campus Communities, Inc. 3.625% 2027	6,050	6,380
American Tower Corp. 3.55% 2027	1,425	1,494
American Tower Corp. 3.60% 2028	1,000	1,050
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,110
Brookfield Property REIT Inc. 5.75% 20267	5,750	6,077
Corporate Office Properties LP 3.60% 2023	390	401
Corporate Office Properties LP 5.25% 2024	3,595	3,869
EPR Properties 4.75% 2026	1,000	1,093
Equinix, Inc. 2.90% 2026	6,087	6,109
Equinix, Inc. 3.20% 2029	6,170	6,204
Essex Portfolio LP 3.875% 2024	1,000	1,057
Essex Portfolio LP 3.50% 2025	5,865	6,156
Essex Portfolio LP 4.00% 2029	1,800	1,955

American Funds Insurance Series — Asset Allocation Fund — Page 84 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Gaming and Leisure Properties, Inc. 3.35% 2024	$1,263	$1,293
Hospitality Properties Trust 4.50% 2023	1,945	2,022
Hospitality Properties Trust 4.50% 2025	150	154
Hospitality Properties Trust 4.95% 2027	500	518
Hospitality Properties Trust 3.95% 2028	1,950	1,902
Host Hotels & Resorts LP 4.50% 2026	355	384
Public Storage 2.37% 2022	565	571
Realogy Corp. 5.25% 20217	1,750	1,771
Realogy Corp. 4.875% 20237	4,625	4,556
Realogy Corp. 9.375% 20277	2,595	2,714
Scentre Group 3.25% 20257	1,000	1,023
Scentre Group 3.50% 20257	3,075	3,191
Scentre Group 3.75% 20277	2,430	2,542
UDR, Inc. 2.95% 2026	760	774
WEA Finance LLC 3.25% 20207	5,055	5,096
Welltower Inc. 3.95% 2023	1,325	1,398
Westfield Corp. Ltd. 3.15% 20227	4,290	4,385
Westfield Corp. Ltd. 3.50% 20297	2,130	2,207
		94,618
Total corporate bonds & notes		2,840,678
Mortgage-backed obligations 6.93% Federal agency mortgage-backed obligations 6.68%
Fannie Mae 7.00% 204716	12	14
Fannie Mae 7.00% 204716	2	2
Fannie Mae Pool #885290 6.00% 202116	7	8
Fannie Mae Pool #MA1104 2.50% 202216	92	93
Fannie Mae Pool #MA1278 2.50% 202216	74	75
Fannie Mae Pool #MA1370 2.50% 202316	1,282	1,293
Fannie Mae Pool #MA1460 2.50% 202316	1,278	1,289
Fannie Mae Pool #AE0375 4.00% 202516	768	802
Fannie Mae Pool #AD7072 4.00% 202516	8	8
Fannie Mae Pool #AE3069 4.00% 202516	4	4
Fannie Mae Pool #AE2321 4.00% 202516	2	2
Fannie Mae Pool #AD8204 4.00% 202516	2	2
Fannie Mae Pool #AL5448 4.00% 202616	781	815
Fannie Mae Pool #890297 4.00% 202616	778	812
Fannie Mae Pool #AH9695 4.00% 202616	759	791
Fannie Mae Pool #AH6431 4.00% 202616	624	653
Fannie Mae Pool #890329 4.00% 202616	103	108
Fannie Mae Pool #AJ3010 4.00% 202616	56	59
Fannie Mae Pool #AH8174 4.00% 202616	7	7
Fannie Mae Pool #AH5618 4.00% 202616	6	6
Fannie Mae Pool #AL3908 4.00% 202616	5	5
Fannie Mae Pool #AH0829 4.00% 202616	4	5
Fannie Mae Pool #AH8275 4.00% 202616	4	4
Fannie Mae Pool #888204 6.00% 202616	191	211
Fannie Mae Pool #AL7299 4.00% 202716	387	404
Fannie Mae Pool #MA1109 4.00% 202716	7	7
Fannie Mae Pool #MA3653 3.00% 202916	75	76
Fannie Mae Pool #AL8347 4.00% 202916	785	820
Fannie Mae Pool #MA3547 3.00% 203316	20	21
Fannie Mae Pool #254767 5.50% 203316	408	458

American Funds Insurance Series — Asset Allocation Fund — Page 85 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #555956 5.50% 203316	$271	$305
Fannie Mae Pool #MA3764 2.50% 203416	21,549	21,738
Fannie Mae Pool #MA3827 2.50% 203416	9,668	9,753
Fannie Mae Pool #BP0121 2.50% 203416	1,896	1,913
Fannie Mae Pool #BP0082 2.50% 203416	1,461	1,474
Fannie Mae Pool #MA3797 2.50% 203416	770	777
Fannie Mae Pool #MA3674 2.50% 203416	407	410
Fannie Mae Pool #BJ9733 2.50% 203416	179	181
Fannie Mae Pool #MA3709 2.50% 203416	103	104
Fannie Mae Pool #MA3657 3.00% 203416	6,526	6,687
Fannie Mae Pool #BN1085 4.00% 203416	1,560	1,627
Fannie Mae Pool #BN3172 4.00% 203416	686	716
Fannie Mae Pool #MA3896 2.50% 203516	57,829	58,338
Fannie Mae Pool #AS8554 3.00% 203616	17,985	18,458
Fannie Mae Pool #929185 5.50% 203616	662	744
Fannie Mae Pool #893641 6.00% 203616	1,496	1,712
Fannie Mae Pool #893688 6.00% 203616	386	434
Fannie Mae Pool #907239 6.00% 203616	77	87
Fannie Mae Pool #AD0249 5.50% 203716	224	249
Fannie Mae Pool #190379 5.50% 203716	119	133
Fannie Mae Pool #924952 6.00% 203716	1,587	1,818
Fannie Mae Pool #888292 6.00% 203716	1,113	1,277
Fannie Mae Pool #928031 6.00% 203716	166	190
Fannie Mae Pool #888637 6.00% 203716	20	23
Fannie Mae Pool #AD0119 6.00% 203816	1,943	2,224
Fannie Mae Pool #AD0095 6.00% 203816	1,396	1,602
Fannie Mae Pool #995674 6.00% 203816	677	778
Fannie Mae Pool #AE0021 6.00% 203816	601	691
Fannie Mae Pool #AB0538 6.00% 203816	375	430
Fannie Mae Pool #AL7164 6.00% 203816	341	389
Fannie Mae Pool #995391 6.00% 203816	40	46
Fannie Mae Pool #889983 6.00% 203816	37	42
Fannie Mae Pool #995224 6.00% 203816	22	25
Fannie Mae Pool #AD0833 6.00% 203916	1	1
Fannie Mae Pool #AL0013 6.00% 204016	375	431
Fannie Mae Pool #AL0309 6.00% 204016	122	141
Fannie Mae Pool #AB4536 6.00% 204116	630	720
Fannie Mae Pool #AL7228 6.00% 204116	482	552
Fannie Mae Pool #AP2131 3.50% 204216	8,310	8,757
Fannie Mae Pool #AU8813 4.00% 204316	3,378	3,689
Fannie Mae Pool #AU9348 4.00% 204316	1,968	2,146
Fannie Mae Pool #AU9350 4.00% 204316	1,782	1,924
Fannie Mae Pool #AL8773 3.50% 204516	13,150	13,856
Fannie Mae Pool #AL8354 3.50% 204516	3,185	3,369
Fannie Mae Pool #BC4764 3.00% 204616	30,681	31,413
Fannie Mae Pool #AL8522 3.50% 204616	6,228	6,588
Fannie Mae Pool #BD9699 3.50% 204616	2,642	2,770
Fannie Mae Pool #BD9307 4.00% 204616	1,946	2,073
Fannie Mae Pool #BC7611 4.00% 204616	635	675
Fannie Mae Pool #BH4084 3.50% 204716	33,375	34,697
Fannie Mae Pool #CA0770 3.50% 204716	5,387	5,601
Fannie Mae Pool #BE1290 3.50% 204716	4,821	5,054
Fannie Mae Pool #MA3211 4.00% 204716	11,446	12,014
Fannie Mae Pool #BJ3775 3.50% 204816	22,695	23,558

American Funds Insurance Series — Asset Allocation Fund — Page 86 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #CA2622 3.50% 204816	$30	$31
Fannie Mae Pool #BK7655 3.926% 204813,16	1,458	1,513
Fannie Mae Pool #MA3467 4.00% 204816	13,020	13,565
Fannie Mae Pool #FM1437 4.00% 204816	7,598	7,922
Fannie Mae Pool #BJ9256 4.00% 204816	6,085	6,336
Fannie Mae Pool #MA3521 4.00% 204816	2,062	2,146
Fannie Mae Pool #BK4764 4.00% 204816	1,473	1,535
Fannie Mae Pool #BK6971 4.00% 204816	671	699
Fannie Mae Pool #BK0920 4.00% 204816	339	353
Fannie Mae Pool #MA3536 4.00% 204816	235	245
Fannie Mae Pool #MA3443 4.00% 204816	92	96
Fannie Mae Pool #MA3277 4.00% 204816	48	51
Fannie Mae Pool #BK5255 4.00% 204816	38	40
Fannie Mae Pool #MA3496 4.50% 204816	217	229
Fannie Mae Pool #CA4756 3.00% 204916	11,416	11,713
Fannie Mae Pool #MA3691 3.00% 204916	7,051	7,153
Fannie Mae Pool #MA3775 3.50% 204916	27,277	28,051
Fannie Mae Pool #MA3692 3.50% 204916	26,830	27,572
Fannie Mae Pool #CA4813 3.50% 204916	22,281	22,970
Fannie Mae Pool #MA3803 3.50% 204916	13,955	14,359
Fannie Mae Pool #CA4566 3.50% 204916	13,554	13,938
Fannie Mae Pool #BN5402 3.50% 204916	4,704	4,841
Fannie Mae Pool #MA3663 3.50% 204916	496	510
Fannie Mae Pool #MA3597 3.50% 204916	197	203
Fannie Mae Pool #CA3663 3.50% 204916	99	102
Fannie Mae Pool #MA3776 4.00% 204916	18,155	18,949
Fannie Mae Pool #MA3804 4.00% 204916	2,491	2,602
Fannie Mae Pool #BO2188 4.00% 204916	2,404	2,506
Fannie Mae Pool #BN4333 4.00% 204916	372	387
Fannie Mae Pool #CA4574 4.00% 204916	333	347
Fannie Mae Pool #FM1389 4.50% 204916	15,107	15,876
Fannie Mae Pool #BN6006 4.50% 204916	13,285	14,041
Fannie Mae Pool #MA3593 4.50% 204916	5,515	5,802
Fannie Mae Pool #MA3905 3.00% 205016	64,706	65,610
Fannie Mae, Series 2001-T10, Class A1, 7.00% 204116	143	163
Fannie Mae, Series 2002-W3, Class A5, 7.50% 204116	35	42
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 202213,16	1,715	1,725
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 202216	3,059	3,078
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 202216	2,969	3,002
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.188% 202313,16	7,136	7,351
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 202313,16	6,383	6,669
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 202313,16	5,266	5,518
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 202413,16	6,215	6,442
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.48% 202413,16	5,420	5,672
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.483% 202613,16	9,665	9,786
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 202713,16	2,891	3,004
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 203616	80	71
Freddie Mac 3.00% 203716	26,744	27,463
Freddie Mac 5.00% 203816	912	1,007
Freddie Mac 6.50% 203816	101	112
Freddie Mac 4.50% 203916	169	183
Freddie Mac 5.00% 204016	1,702	1,879
Freddie Mac 4.00% 204216	3,760	4,037
Freddie Mac 4.00% 204316	1,850	1,999

American Funds Insurance Series — Asset Allocation Fund — Page 87 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.00% 204516	$12,096	$13,011
Freddie Mac 3.00% 204616	7,616	7,860
Freddie Mac 4.50% 204616	1,504	1,595
Freddie Mac 4.50% 204616	986	1,051
Freddie Mac 3.50% 204716	37,153	38,700
Freddie Mac 3.50% 204716	21,544	22,410
Freddie Mac 3.50% 204716	4,851	5,046
Freddie Mac 3.50% 204716	3,667	3,845
Freddie Mac 3.50% 204816	1,878	1,936
Freddie Mac 4.00% 204816	34,887	36,349
Freddie Mac 4.00% 204816	17,238	17,969
Freddie Mac Pool #ZS6898 2.50% 202316	1,277	1,287
Freddie Mac Pool #ZK7598 3.00% 202716	15,000	15,393
Freddie Mac Pool #ZK7580 3.00% 202716	6,353	6,541
Freddie Mac Pool #ZS8710 3.00% 203316	3,887	3,988
Freddie Mac Pool #SB0023 3.00% 203316	2,474	2,538
Freddie Mac Pool #SB8015 2.50% 203416	8,292	8,365
Freddie Mac Pool #ZT2094 2.50% 203416	6,820	6,880
Freddie Mac Pool #SB0105 2.50% 203416	1,401	1,413
Freddie Mac Pool #SB8020 2.50% 203416	983	992
Freddie Mac Pool #QN1174 2.50% 203416	926	934
Freddie Mac Pool #SB8013 2.50% 203416	908	916
Freddie Mac Pool #SB8010 2.50% 203416	568	573
Freddie Mac Pool #G18729 3.00% 203416	4,318	4,429
Freddie Mac Pool #G18732 3.00% 203416	4,195	4,303
Freddie Mac Pool #J40154 3.00% 203416	544	558
Freddie Mac Pool #SB8026 2.50% 203516	625	631
Freddie Mac Pool #Q23185 4.00% 204316	2,203	2,403
Freddie Mac Pool #760014 3.486% 204513,16	851	868
Freddie Mac Pool #G60344 4.00% 204516	11,566	12,441
Freddie Mac Pool #760015 3.238% 204713,16	1,593	1,605
Freddie Mac Pool #ZT1545 4.00% 204816	46,609	48,535
Freddie Mac Pool #SI2002 4.00% 204816	11,058	11,598
Freddie Mac Pool #ZA6124 4.50% 204816	12,545	13,211
Freddie Mac Pool #ZT1546 4.50% 204816	3,945	4,151
Freddie Mac Pool #SD7507 3.00% 204916	38,394	39,511
Freddie Mac Pool #SD8010 3.00% 204916	3,243	3,290
Freddie Mac Pool #SD8005 3.50% 204916	51,841	53,266
Freddie Mac Pool #SD8001 3.50% 204916	5,134	5,276
Freddie Mac Pool #RA1824 3.50% 204916	4,000	4,123
Freddie Mac Pool #ZT1776 3.50% 204916	2,735	2,812
Freddie Mac Pool #ZA7047 3.50% 204916	496	511
Freddie Mac Pool #ZT2086 3.50% 204916	466	479
Freddie Mac Pool #ZT1952 4.00% 204916	5,010	5,206
Freddie Mac Pool #ZN4802 4.00% 204916	2,507	2,614
Freddie Mac Pool #ZT1864 4.00% 204916	1,149	1,195
Freddie Mac Pool #ZA6548 4.00% 204916	469	487
Freddie Mac Pool #ZT1595 4.50% 204916	5,777	6,079
Freddie Mac, Series T041, Class 3A, 5.416% 203213,16	261	287
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 202316	3,025	3,064
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 202416	5,555	5,739
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 202516	4,265	4,397
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 202516	4,000	4,230
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 202513,16	9,778	10,497

American Funds Insurance Series — Asset Allocation Fund — Page 88 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 202616	$10,050	$10,321
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 202616	7,370	7,757
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 202716	4,755	5,007
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 202716	5,770	6,106
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 202713,16	3,145	3,352
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 202716	4,375	4,688
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 202816	7,864	8,700
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 205611,16	10,051	10,216
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 205616	9,692	9,872
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 205613,16	5,294	5,400
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 205611,16	2,263	2,327
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 205711,16	1,679	1,731
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 205716	3,353	3,536
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 205716	1,344	1,396
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 205816	17,972	18,674
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 205916	2,907	2,962
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 202816	3,994	4,136
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 202916	4,958	5,027
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 202916	8,022	8,328
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 202916	2,455	2,554
Government National Mortgage Assn. 4.00% 204816	13,222	13,898
Government National Mortgage Assn. 4.00% 204816	1,515	1,583
Government National Mortgage Assn. 4.50% 204916	6,752	7,055
Government National Mortgage Assn. 3.50% 205016,17	102,786	105,923
Government National Mortgage Assn. 4.00% 205016,17	94,680	97,999
Government National Mortgage Assn. 4.50% 205016,17	3,005	3,143
Government National Mortgage Assn. Pool #MA5263 3.50% 204816	15,142	15,619
Government National Mortgage Assn. Pool #MA6339 3.50% 204916	108,775	112,710
Government National Mortgage Assn. Pool #MA6284 3.50% 204916	26,812	27,782
Government National Mortgage Assn. Pool #MA5986 4.00% 204916	29,605	30,683
Government National Mortgage Assn. Pool #MA6220 4.00% 204916	24,854	25,921
Government National Mortgage Assn. Pool #MA5931 4.00% 204916	4,659	4,832
Government National Mortgage Assn. Pool #MA6155 4.00% 204916	3,249	3,384
Government National Mortgage Assn. Pool #MA5987 4.50% 204916	44,989	47,180
Government National Mortgage Assn. Pool #MA6041 4.50% 204916	22,424	23,565
Government National Mortgage Assn. Pool #MA6092 4.50% 204916	12,546	13,199
Government National Mortgage Assn. Pool #MA6156 4.50% 204916	11,620	12,217
Government National Mortgage Assn. Pool #MA5877 4.50% 204916	9,184	9,596
Uniform Mortgage-Backed Security 2.50% 203516,17	1,003	1,011
Uniform Mortgage-Backed Security 3.00% 203516,17	9,172	9,392
Uniform Mortgage-Backed Security 4.50% 205016,17	187	197
		1,832,121
Collateralized mortgage-backed obligations (privately originated) 0.18%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20487,13,16	2,316	2,350
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.392% 20297,13,16	3,810	3,819
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 20687,13,16	2,543	2,611
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 203416	275	287
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20697,16	11,754	12,255
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20697,16	4,111	4,266
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 20507,13,16	1,659	1,694
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 20507,13,16	1,583	1,617
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 20597,13,16	6,070	6,091

American Funds Insurance Series — Asset Allocation Fund — Page 89 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Collateralized mortgage-backed obligations (privately originated) (continued)	Principal amount (000)	Value (000)
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 20597,13,16	$1,493	$1,497
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20597,13,16	927	936
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 203416	640	662
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 2.642% 20517,13,16	1,127	1,130
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 2.573% 20527,13,16	3,001	3,001
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 20637,13,16	1,153	1,143
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 20487,13,16	3,155	3,212
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 20587,13,16	1,866	1,882
		48,453
Commercial mortgage-backed securities 0.05%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 204816	1,185	1,207
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 205016	4,735	5,045
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 204816	1,400	1,455
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 204716	1,000	1,040
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 204816	1,180	1,204
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20297,16	2,650	2,689
		12,640
Other mortgage-backed securities 0.02%
Royal Bank of Canada 1.875% 202016	7,000	6,999
Total mortgage-backed obligations		1,900,213
Asset-backed obligations 0.48%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 202116	143	143
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 2.976% 20257,13,16	432	432
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 20227,13,16	2,367	2,395
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 202216	33	33
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20227,16	115	115
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 202316	3,330	3,346
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 202316	82	82
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 202416	595	599
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 202516	820	829
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 20227,16	296	297
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 20227,16	495	497
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 20237,16	285	286
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20237,16	276	276
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20237,16	922	923
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 20257,16	110	111
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20227,16	56	56
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 20227,16	655	656
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 20227,16	2,171	2,178
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 20237,16	3,000	3,011
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20277,16	2,900	2,901
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20287,16	3,330	3,369
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20307,16	13,095	13,682
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20307,16	12,000	12,602
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20317,16	11,965	12,445
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 20287,16	83	83
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 20297,16	204	204
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20377,16	1,494	1,518

American Funds Insurance Series — Asset Allocation Fund — Page 90 of 184

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 20397,16	$3,564	$3,517
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 20257,16	2,545	2,539
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 202116	97	97
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 202216	780	780
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.031% 20257,13,16	5,108	5,108
Synchrony Credit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 202416	3,310	3,384
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 202516	5,400	5,507
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20387,16	1,026	1,025
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20397,16	958	956
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 20317,16	3,250	3,302
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20427,16	1,836	1,830
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 20427,16	1,605	1,603
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 20217,16	148	148
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 20217,16	3,414	3,414
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20217,16	1,942	1,942
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 2.57% 20237,16	3,330	3,339
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 20247,16	870	874
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 20247,16	1,390	1,399
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 202416	7,000	7,079
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 202516	5,375	5,496
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 202516	8,275	8,465
World Financial Network Credit Card Master Note Trust, Series 2019-C, Class A, 2.21% 202616	6,000	6,010
		130,883
Bonds & notes of governments & government agencies outside the U.S. 0.14%
CPPIB Capital Inc. 2.375% 20217	6,000	6,038
CPPIB Capital Inc. 2.25% 20227	4,286	4,326
CPPIB Capital Inc. 2.75% 20277	6,600	6,891
KfW 2.125% 2022	375	379
Manitoba (Province of) 3.05% 2024	2,600	2,723
Qatar (State of) 3.375% 20247	2,315	2,426
Qatar (State of) 4.00% 20297	745	833
Qatar (State of) 4.817% 20497	750	930
Quebec (Province of) 2.375% 2022	5,057	5,122
Quebec (Province of) 2.75% 2027	9,000	9,418
Saudi Arabia (Kingdom of) 5.25% 20507	1,000	1,245
		40,331
Municipals 0.05% South Carolina 0.05%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	35	37
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2013-E, 5.00% 2048	20	22
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	1,350	1,525
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	1,390	1,567
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	2,955	3,323
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	3,020	3,470
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2035	410	486
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	1,685	1,993
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	650	770
		13,193
Illinois 0.00%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	1,920	2,147

American Funds Insurance Series — Asset Allocation Fund — Page 91 of 184

Bonds, notes & other debt instruments (continued) Municipals (continued) Minnesota 0.00%	Principal amount (000)	Value (000)
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	$125	$132
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	35	37
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	50	52
		89
Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	50	50
Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	21
Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10
Massachusetts 0.00%
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	5	5
Total municipals		15,662
Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 2026	13,000	12,974
Total bonds, notes & other debt instruments (cost: $8,000,047,000)		8,167,408
Short-term securities 5.80% Money market investments 5.80%	Shares
Capital Group Central Cash Fund 1.73%18	15,848,444	1,584,844
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%18,19	997,009	997
Goldman Sachs Financial Square Government Fund 1.50%18,19	960,737	961
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%18,19	2,634,650	2,635
Total short-term securities (cost: $1,588,867,000)		1,589,437
Total investment securities 100.54% (cost: $20,870,167,000)		27,568,881
Other assets less liabilities (0.54)%		(149,226)
Net assets 100.00%		$27,419,655

American Funds Insurance Series — Asset Allocation Fund — Page 92 of 184

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount20 (000)	Value at 12/31/201921 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	5,773	April 2020	$1,154,600	$1,244,082	$(625)
5 Year U.S. Treasury Note Futures	Long	5,836	April 2020	583,600	692,204	(2,360)
10 Year U.S. Treasury Note Futures	Short	214	March 2020	(21,400)	(27,482)	290
10 Year Ultra U.S. Treasury Note Futures	Short	836	March 2020	(83,600)	(117,628)	1,420
30 Year Ultra U.S. Treasury Bond Futures	Long	291	March 2020	29,100	52,862	(1,687)
						$(2,962)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
3-month USD-LIBOR	2.18075%	3/29/2024	$26,400	$(518)	$—	$(518)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,056)	—	(2,056)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,273)	—	(2,273)
3-month USD-LIBOR	1.5615%	11/27/2024	130,000	1,035	—	1,035
					$—	$(3,812)

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $923,930,000, which represented 3.37% of the net assets of the fund. This amount includes $906,137,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Security did not produce income during the last 12 months.
4	Value determined using significant unobservable inputs.
5	All or a portion of this security was on loan. The total value of all such securities was $5,211,000, which represented .02% of the net assets of the fund.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
7	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $975,763,000, which represented 3.56% of the net assets of the fund.
8	Amount less than one thousand.
9	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,999,000, which represented .06% of the net assets of the fund.
10	Index-linked bond whose principal amount moves with a government price index.
11	Step bond; coupon rate may change at a later date.
12	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,104,000, which represented .15% of the net assets of the fund.
13	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
14	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
15	Scheduled interest and/or principal payment was not received.
16	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
17	Purchased on a TBA basis.
18	Rate represents the seven-day yield at 12/31/2019.
19	Security purchased with cash collateral from securities on loan.
20	Notional amount is calculated based on the number of contracts and notional contract size.
21	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$6,949	$3,683.01%
Advanz Pharma Corp.	8/31/2018–9/4/2018	2,219	511.01
Total private placement securities		$9,168	$4,194.02%

American Funds Insurance Series — Asset Allocation Fund — Page 93 of 184

Key to abbreviations and symbol
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
Dept. = Department
Dev. = Development
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Asset Allocation Fund — Page 94 of 184

Global Balanced Fund

Investment portfolio

December 31, 2019

Common stocks 64.17% Information technology 13.78%	Shares	Value (000)
ASML Holding NV1	34,500	$10,275
Taiwan Semiconductor Manufacturing Co., Ltd.1	860,000	9,524
Broadcom Inc.	26,895	8,500
Microsoft Corp.	49,620	7,825
PagSeguro Digital Ltd., Class A2	154,528	5,279
Temenos AG1	18,000	2,846
Visa Inc., Class A	14,600	2,743
Tokyo Electron Ltd.1	11,800	2,593
Mastercard Inc., Class A	7,600	2,269
Amphenol Corp., Class A	19,200	2,078
Keyence Corp.1	5,800	2,053
Intel Corp.	32,000	1,915
Murata Manufacturing Co., Ltd.1	23,200	1,434
Atea ASA1	60,500	889
		60,223
Health care 11.01%
Merck & Co., Inc.	116,325	10,580
AstraZeneca PLC1	102,050	10,210
Humana Inc.	16,330	5,985
Coloplast A/S, Class B1	23,150	2,878
Mettler-Toledo International Inc.2	3,500	2,776
UnitedHealth Group Inc.	8,045	2,365
GlaxoSmithKline PLC1	93,300	2,195
Cigna Corp.	10,310	2,108
Fisher & Paykel Healthcare Corp. Ltd.1	134,000	2,011
Carl Zeiss Meditec AG, non-registered shares1	14,700	1,875
Pfizer Inc.	47,500	1,861
Koninklijke Philips NV (EUR denominated)1	23,500	1,149
Gilead Sciences, Inc.	17,500	1,137
Novartis AG1	10,500	995
		48,125
Financials 9.46%
JPMorgan Chase & Co.	43,800	6,106
Zurich Insurance Group AG1	13,940	5,717
Sberbank of Russia PJSC (ADR)1	331,000	5,446
Berkshire Hathaway Inc., Class A2	16	5,434
AIA Group Ltd.1	426,000	4,482
B3 SA - Brasil, Bolsa, Balcao	376,000	4,016
BlackRock, Inc.	5,730	2,881
S&P Global Inc.	8,000	2,184
Bank Central Asia Tbk PT1	782,000	1,879
HDFC Bank Ltd. (ADR)	26,780	1,697
FinecoBank SpA1	125,000	1,500
		41,342

American Funds Insurance Series — Global Balanced Fund — Page 95 of 184

Common stocks (continued) Consumer staples 8.98%	Shares	Value (000)
Nestlé SA1	64,100	$6,944
British American Tobacco PLC1	156,300	6,659
Altria Group, Inc.	122,500	6,114
Philip Morris International Inc.	59,300	5,046
Anheuser-Busch InBev SA/NV1	47,200	3,871
Keurig Dr Pepper Inc.	106,000	3,069
Coca-Cola European Partners PLC	30,000	1,526
Coca-Cola Co.	27,000	1,495
Walgreens Boots Alliance, Inc.	25,000	1,474
Budweiser Brewing Co., APAC Ltd.1,2	336,000	1,135
Procter & Gamble Co.	8,000	999
Coca-Cola FEMSA, SAB de CV, units	150,000	911
		39,243
Industrials 7.38%
Boeing Co.	12,700	4,137
Edenred SA1	66,528	3,442
MTU Aero Engines AG1	9,800	2,798
Airbus SE, non-registered shares1	16,400	2,406
SMC Corp.1	5,000	2,286
Rational AG1	2,800	2,252
CSX Corp.	30,000	2,171
Lockheed Martin Corp.	5,450	2,122
Spirax-Sarco Engineering PLC1	17,700	2,096
Watsco, Inc.	9,680	1,744
Bunzl PLC1	60,600	1,658
BAE Systems PLC1	210,000	1,573
Nidec Corp.1	10,900	1,489
United Parcel Service, Inc., Class B	9,300	1,089
International Consolidated Airlines Group, SA (CDI)1	120,000	997
		32,260
Consumer discretionary 4.48%
Home Depot, Inc.	21,275	4,646
General Motors Co.	110,500	4,044
Alibaba Group Holding Ltd.1,2	109,600	2,915
LVMH Moët Hennessy-Louis Vuitton SE1	5,765	2,685
Amazon.com, Inc.2	1,375	2,541
Ocado Group PLC1,2	109,500	1,859
Carnival Corp., units	17,000	864
		19,554
Materials 2.71%
Givaudan SA1	815	2,551
Croda International PLC1	32,288	2,193
Akzo Nobel NV1	18,777	1,914
Koninklijke DSM NV1	12,000	1,566
LyondellBasell Industries NV	12,000	1,134
Rio Tinto PLC1	18,000	1,070
Vale SA, ordinary nominative	60,000	795
Dow Inc.	10,982	601
		11,824

American Funds Insurance Series — Global Balanced Fund — Page 96 of 184

Common stocks (continued) Real estate 2.39%	Shares	Value (000)
Crown Castle International Corp. REIT	23,940	$3,403
Gaming and Leisure Properties, Inc. REIT	59,720	2,571
American Tower Corp. REIT	9,800	2,252
Equinix, Inc. REIT	3,755	2,192
		10,418
Communication services 1.65%
Alphabet Inc., Class C2	3,579	4,785
Nintendo Co., Ltd.1	6,000	2,422
		7,207
Energy 1.64%
Canadian Natural Resources, Ltd. (CAD denominated)	89,000	2,878
TOTAL SA1	30,400	1,680
ConocoPhillips	22,000	1,431
Royal Dutch Shell PLC, Class B1	40,000	1,192
		7,181
Utilities 0.69%
Ørsted AS1	29,100	3,015
Total common stocks (cost: $202,304,000)		280,392
Bonds, notes & other debt instruments 32.18% Bonds & notes of governments & government agencies outside the U.S. 13.76%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 20223	$200	203
Abu Dhabi (Emirate of) 3.125% 20273	200	210
Austrian Government 0% 2024	€200	228
Brazil (Federative Republic of) 0% 2020	BRL900	219
Brazil (Federative Republic of) 0% 2021	3,000	695
Canada 2.25% 2025	C$1,400	1,110
China (People’s Republic of), Series 1906, 3.29% 2029	CNY3,500	508
China (People’s Republic of), Series 1910, 3.86% 2049	2,000	295
China Development Bank Corp., Series 1805, 4.04% 2028	4,000	588
China Development Bank Corp., Series 1905, 3.48% 2029	14,980	2,116
Colombia (Republic of) 4.375% 2021	$200	207
Colombia (Republic of), Series B, 10.00% 2024	COP545,200	197
French Republic O.A.T. 0.75% 2028	€325	388
French Republic O.A.T. 0% 2029	325	360
French Republic O.A.T. 3.25% 2045	160	281
Germany (Federal Republic of) 2.25% 2021	60	71
Germany (Federal Republic of) 0.10% 20264	296	362
Germany (Federal Republic of) 0.50% 2026	200	237
Germany (Federal Republic of) 0.25% 2029	205	240
Germany (Federal Republic of) 0.50% 20304	292	388
Germany (Federal Republic of) 2.50% 2046	315	554
Germany (Federal Republic of) 1.25% 2048	100	141
Greece (Hellenic Republic of) 3.375% 2025	430	549
Greece (Hellenic Republic of) 3.75% 2028	500	664
Greece (Hellenic Republic of) 3.875% 2029	915	1,240
Greece (Hellenic Republic of) 3.90% 2033	180	248
Greece (Hellenic Republic of) 4.00% 2037	170	239
Greece (Hellenic Republic of) 4.20% 2042	170	252
India (Republic of) 7.68% 2023	INR15,900	232

American Funds Insurance Series — Global Balanced Fund — Page 97 of 184

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
India (Republic of) 8.83% 2023	INR10,400	$158
India (Republic of) 7.72% 2025	4,000	59
India (Republic of) 6.97% 2026	52,300	741
India (Republic of) 7.17% 2028	15,700	225
Indonesia (Republic of) 3.75% 2022	$410	424
Indonesia (Republic of) 3.85% 20273	400	427
Indonesia (Republic of), Series 64, 6.125% 2028	IDR344,000	23
Indonesia (Republic of), Series 78, 8.25% 2029	7,203,000	561
Ireland (Republic of) 3.40% 2024	€50	65
Ireland (Republic of) 0.90% 2028	350	421
Ireland (Republic of) 2.40% 2030	30	41
Israel (State of) 3.15% 2023	$400	417
Israel (State of) 1.50% 2027	€100	122
Israel (State of) 2.00% 2027	ILS2,600	821
Israel (State of) 5.50% 2042	700	348
Israel (State of) 4.125% 2048	$205	238
Italy (Republic of) 1.35% 2022	€180	208
Italy (Republic of) 0.10% 20234	1,586	1,802
Italy (Republic of) 1.75% 2024	50	59
Italy (Republic of) 2.80% 2028	200	254
Italy (Republic of) 3.00% 2029	615	795
Italy (Republic of) 3.85% 2049	180	262
Japan, Series 395, 0.10% 2020	¥204,500	1,886
Japan, Series 394, 0.10% 2020	34,200	315
Japan, Series 134, 0.10% 2022	31,900	296
Japan, Series 17, 0.10% 20234	10,520	98
Japan, Series 19, 0.10% 20244	30,540	286
Japan, Series 18, 0.10% 20244	20,920	196
Japan, Series 340, 0.40% 2025	20,000	190
Japan, Series 21, 0.10% 20264	40,748	383
Japan, Series 346, 0.10% 2027	304,250	2,842
Japan, Series 22, 0.10% 20274	25,541	241
Japan, Series 23, 0.10% 20284	192,277	1,821
Japan, Series 356, 0.10% 2029	420,000	3,911
Japan, Series 24, 0.10% 20294	214,681	2,033
Japan, Series 161, 0.60% 2037	170,000	1,666
Japan, Series 42, 1.70% 2044	94,100	1,140
Kuwait (State of) 2.75% 20223	$200	203
Lithuania (Republic of) 7.375% 2020	100	101
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR4,100	1,014
Malaysia (Federation of), Series 0217, 4.059% 2024	400	101
Malaysia (Federation of), Series 0119, 3.906% 2026	1,380	349
Malaysia (Federation of), Series 0418, 4.893% 2038	2,800	780
Morocco (Kingdom of) 4.25% 2022	$200	211
Morocco (Kingdom of) 3.50% 2024	€100	128
Morocco (Kingdom of) 1.50% 2031	100	113
National Highways Authority of India 7.17% 2021	INR30,000	424
Netherlands (Kingdom of the) 5.50% 2028	€100	164
Norway (Kingdom of) 3.75% 2021	NKr7,651	901
Norway (Kingdom of) 2.00% 2023	6,599	767
Nova Scotia (Province of) 3.15% 2051	C$170	148
Panama (Republic of) 3.16% 2030	$265	273
Peru (Republic of) 6.15% 2032	PEN675	231
Peru (Republic of) 5.625% 2050	$20	29
Poland (Republic of), Series 1021, 5.75% 2021	PLN1,710	485

American Funds Insurance Series — Global Balanced Fund — Page 98 of 184

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Poland (Republic of), Series 0922, 5.75% 2022	PLN1,770	$518
Poland (Republic of), Series 1023, 4.00% 2023	400	114
Portuguese Republic 5.125% 2024	$250	281
Portuguese Republic 2.875% 2025	€525	684
Qatar (State of) 4.50% 20283	$500	574
Romania 2.875% 2029	€100	127
Romania 3.50% 2034	65	82
Romania 3.875% 2035	170	222
Romania 3.375% 2038	250	306
Romania 4.125% 2039	125	163
Romania 4.625% 2049	700	972
Romania 4.625% 2049	60	83
Russian Federation 7.00% 2023	RUB8,000	134
Russian Federation 2.875% 2025	€200	256
Russian Federation 2.875% 2025	100	128
Russian Federation 6.90% 2029	RUB16,250	276
Russian Federation 8.50% 2031	5,530	105
Russian Federation 7.70% 2033	1,530	28
Russian Federation 7.25% 2034	8,140	141
Saudi Arabia (Kingdom of) 2.894% 20223	$200	203
Saudi Arabia (Kingdom of) 3.625% 20283	200	212
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR10,150	505
South Africa (Republic of), Series R-2044, 8.75% 2044	6,975	438
South Africa (Republic of), Series R-2048, 8.75% 2048	6,300	397
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	236
South Korea (Republic of), Series 2209, 2.00% 2022	560,000	492
South Korea (Republic of), Series 2812, 2.375% 2028	850,610	777
South Korea (Republic of), Series 3809, 2.375% 2038	803,510	771
Spain (Kingdom of) 1.45% 2027	€625	765
Spain (Kingdom of) 1.40% 2028	270	330
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	$250	255
Thailand (Kingdom of) 2.125% 2026	THB16,450	577
Ukraine Government 6.75% 2026	€150	189
United Kingdom 3.75% 2020	£75	101
United Kingdom 1.75% 2022	280	383
United Kingdom 2.75% 2024	50	73
United Kingdom 4.25% 2040	50	102
United Kingdom 3.25% 2044	250	461
United Mexican States 0.70% 2021	¥100,000	924
United Mexican States, Series M, 7.50% 2027	MXN14,620	804
United Mexican States, Series M20, 8.50% 2029	9,000	530
Uruguay (Oriental Republic of) 9.875% 2022	UYU1,050	27
Uruguay (Oriental Republic of) 8.50% 2028	6,963	160
		60,125
U.S. Treasury bonds & notes 11.68% U.S. Treasury 9.42%
U.S. Treasury 1.375% 2020	$150	150
U.S. Treasury 1.50% 2020	350	350
U.S. Treasury 1.75% 2020	414	415
U.S. Treasury 2.50% 2020	420	422
U.S. Treasury 2.50% 2020	120	121
U.S. Treasury 2.625% 2020	100	101
U.S. Treasury 2.875% 2020	927	937
U.S. Treasury 1.125% 2021	1,025	1,017

American Funds Insurance Series — Global Balanced Fund — Page 99 of 184

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.375% 2021	$550	$548
U.S. Treasury 2.00% 2021	108	109
U.S. Treasury 2.25% 2021	5,000	5,043
U.S. Treasury 2.50% 2021	1,945	1,963
U.S. Treasury 2.875% 2021	2,250	2,303
U.S. Treasury 1.625% 20225	2,850	2,851
U.S. Treasury 1.875% 2022	700	704
U.S. Treasury 1.875% 2022	600	604
U.S. Treasury 2.00% 2022	455	460
U.S. Treasury 2.00% 2022	75	76
U.S. Treasury 1.375% 2023	300	297
U.S. Treasury 1.75% 2023	100	100
U.S. Treasury 2.625% 2023	800	825
U.S. Treasury 2.625% 2023	105	109
U.S. Treasury 2.75% 2023	420	435
U.S. Treasury 2.75% 2023	101	105
U.S. Treasury 2.875% 2023	2,250	2,352
U.S. Treasury 2.125% 2024	2,025	2,065
U.S. Treasury 2.25% 2024	3,055	3,129
U.S. Treasury 2.25% 2024	200	205
U.S. Treasury 2.125% 2025	200	204
U.S. Treasury 3.00% 2025	900	962
U.S. Treasury 1.625% 2026	535	530
U.S. Treasury 1.625% 2026	440	436
U.S. Treasury 2.25% 2027	2,800	2,880
U.S. Treasury 2.25% 2027	1,000	1,029
U.S. Treasury 2.25% 2027	700	720
U.S. Treasury 2.375% 2027	1,500	1,556
U.S. Treasury 2.875% 20285	1,695	1,824
U.S. Treasury 2.875% 2028	700	754
U.S. Treasury 3.125% 2028	900	990
U.S. Treasury 1.625% 2029	200	195
U.S. Treasury 2.625% 2029	282	299
U.S. Treasury 2.50% 20455	315	322
U.S. Treasury 2.875% 2046	400	439
U.S. Treasury 3.00% 2048	185	209
		41,145
U.S. Treasury inflation-protected securities 2.26%
U.S. Treasury Inflation-Protected Security 0.125% 20224	223	223
U.S. Treasury Inflation-Protected Security 0.125% 20244	391	393
U.S. Treasury Inflation-Protected Security 0.375% 20274	373	379
U.S. Treasury Inflation-Protected Security 0.375% 20274	226	231
U.S. Treasury Inflation-Protected Security 0.25% 20294	905	915
U.S. Treasury Inflation-Protected Security 0.875% 20294	4,306	4,575
U.S. Treasury Inflation-Protected Security 1.375% 20444,5	525	620
U.S. Treasury Inflation-Protected Security 1.00% 20494,5	2,301	2,561
		9,897
Total U.S. Treasury bonds & notes		51,042

American Funds Insurance Series — Global Balanced Fund — Page 100 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes 4.82% Financials 1.07%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.875% 2022	$10	$10
ACE INA Holdings Inc. 3.35% 2026	10	11
ACE INA Holdings Inc. 4.35% 2045	20	24
Allianz SE 4.75% (3-month EUR-EURIBOR + 3.60% on 10/24/2023)6	€100	130
Banco del Estado de Chile 2.668% 20213	$500	502
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)6	100	104
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)6	236	248
Barclays Bank PLC 10.00% 2021	£100	148
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)6	€100	119
Goldman Sachs Group, Inc. 5.75% 2022	$70	75
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)6	130	132
Goldman Sachs Group, Inc. 3.50% 2025	210	220
Goldman Sachs Group, Inc. 4.75% 2045	70	85
Groupe BPCE SA 5.70% 20233	200	221
Groupe BPCE SA 1.00% 2025	€200	231
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)6	$200	216
JPMorgan Chase & Co. 2.55% 2021	76	77
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 2.70% 2023	150	153
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)6	135	153
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 20217	300	300
Mizuho Financial Group, Ltd. 2.721% 2023 (3-month USD-LIBOR on 7/16/2022)6	271	274
Morgan Stanley 3.125% 2026	110	114
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)6	73	83
PNC Financial Services Group, Inc. 2.854% 20226	100	102
Rabobank Nederland 3.875% 2023	€100	126
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	254
U.S. Bancorp 2.85% 2023	300	307
UniCredit SpA 5.75% 20256	€100	117
VEB Finance Ltd. 6.902% 20203	$100	102
		4,667
Utilities 0.92%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20233	200	206
American Electric Power Co., Inc. 2.15% 2020	215	215
CMS Energy Corp. 3.00% 2026	150	154
Duke Energy Carolinas, Inc. 3.05% 2023	280	289
Duke Energy Carolinas, Inc. 3.70% 2047	50	54
Duke Energy Corp. 3.75% 2024	110	117
Duke Energy Corp. 2.65% 2026	225	226
Duke Energy Florida, LLC 2.50% 2029	280	280
Duke Energy Progress, LLC 3.70% 2028	75	82
Enel Finance International SA 2.75% 20233	200	201
Enel Finance International SA 3.625% 20273	200	207
Enel Finance International SA 3.50% 20283	400	409
Enersis Américas SA 4.00% 2026	110	114
Exelon Corp. 3.40% 2026	150	157
Exelon Corp., junior subordinated, 3.497% 20226	25	26
FirstEnergy Corp. 3.90% 2027	250	267
FirstEnergy Corp. 3.50% 20283	65	68
Niagara Mohawk Power Corp. 3.508% 20243	85	89
NiSource Finance Corp. 2.65% 2022	50	51
Pacific Gas and Electric Co. 2.95% 20268	25	25

American Funds Insurance Series — Global Balanced Fund — Page 101 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Pacific Gas and Electric Co. 4.65% 20283,8	$114	$118
Pacific Gas and Electric Co. 6.35% 20388	62	66
State Grid Overseas Investment Ltd. 1.25% 2022	€100	115
State Grid Overseas Investment Ltd. 3.50% 20273	$450	471
		4,007
Health care 0.68%
Abbott Laboratories 3.75% 2026	51	56
AbbVie Inc. 2.50% 2020	180	180
AbbVie Inc. 3.20% 2026	73	76
AbbVie Inc. 4.50% 2035	15	17
Aetna Inc. 2.75% 2022	50	51
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	30
Allergan PLC 4.75% 2045	3	3
Amgen Inc. 1.85% 2021	20	20
AstraZeneca PLC 2.375% 2022	110	111
AstraZeneca PLC 3.50% 2023	150	157
Bayer US Finance II LLC 3.875% 20233	200	210
Bayer US Finance II LLC 4.40% 20443	100	101
Becton, Dickinson and Co. 2.894% 2022	55	56
Becton, Dickinson and Co. 3.734% 2024	35	37
Becton, Dickinson and Co. 3.70% 2027	43	46
Bristol-Myers Squibb Co. 2.90% 20243	178	184
Cigna Corp. 4.125% 2025	80	87
EMD Finance LLC 2.40% 20203	200	200
EMD Finance LLC 3.25% 20253	250	257
Humana Inc. 3.15% 2022	100	103
Medtronic, Inc. 3.50% 2025	45	48
Shire PLC 2.40% 2021	153	154
Shire PLC 2.875% 2023	69	70
Shire PLC 3.20% 2026	25	26
Stryker Corp. 0.75% 2029	€210	236
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	$200	215
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	€200	251
		2,992
Consumer staples 0.53%
Altria Group, Inc. 2.625% 2020	$100	100
Altria Group, Inc. 1.00% 2023	€110	126
Altria Group, Inc. 2.20% 2027	270	321
Altria Group, Inc. 5.80% 2039	$125	147
Anheuser-Busch InBev NV 4.00% 2028	100	110
British American Tobacco PLC 2.789% 2024	75	76
British American Tobacco PLC 3.215% 2026	62	62
British American Tobacco PLC 3.557% 2027	105	107
British American Tobacco PLC 3.462% 2029	75	76
British American Tobacco PLC 4.39% 2037	80	81
British American Tobacco PLC 4.758% 2049	58	60
Conagra Brands, Inc. 4.30% 2024	210	226
Keurig Dr Pepper Inc. 4.597% 2028	175	197
Kroger Co. 3.50% 2026	140	147
Pernod Ricard SA 4.45% 20223	150	157
Philip Morris International Inc. 2.00% 2020	55	55

American Funds Insurance Series — Global Balanced Fund — Page 102 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 2.625% 2022	$15	$15
Reynolds American Inc. 4.00% 2022	15	16
Reynolds American Inc. 4.45% 2025	105	113
Wal-Mart Stores, Inc. 2.85% 2024	110	114
		2,306
Consumer discretionary 0.45%
Amazon.com, Inc. 2.80% 2024	170	176
Amazon.com, Inc. 3.15% 2027	50	53
Bayerische Motoren Werke AG 2.95% 20223	250	255
DaimlerChrysler North America Holding Corp. 2.00% 20213	200	199
Hyundai Capital America 2.55% 20203	135	135
Hyundai Capital America 3.25% 20223	65	66
Hyundai Capital Services Inc. 3.75% 20233	250	258
McDonald’s Corp. 3.80% 2028	110	120
Nissan Motor Co., Ltd. 2.15% 20203	120	120
Nissan Motor Co., Ltd. 2.60% 20223	115	115
Toyota Motor Credit Corp. 2.25% 2023	85	86
Volkswagen Group of America Finance, LLC 4.25% 20233	380	405
		1,988
Communication services 0.40%
AT&T Inc. 4.10% 2028	55	60
Comcast Corp. 3.95% 2025	80	87
Deutsche Telekom International Finance BV 1.95% 20213	150	150
Deutsche Telekom International Finance BV 9.25% 2032	45	72
France Télécom 9.00% 20316	65	101
KT Corp. 0.30% 2020	¥100,000	920
Verizon Communications Inc. 4.329% 2028	$72	82
Verizon Communications Inc. 4.272% 2036	248	280
		1,752
Information technology 0.25%
Apple Inc. 2.50% 2022	75	76
Broadcom Ltd. 3.875% 2027	190	198
Microsoft Corp. 2.40% 2026	297	301
Microsoft Corp. 3.30% 2027	280	299
Oracle Corp. 2.65% 2026	216	221
		1,095
Energy 0.25%
Cenovus Energy Inc. 4.25% 2027	65	69
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	80
Enbridge Inc. 4.25% 2026	70	77
Enbridge Inc. 3.70% 2027	132	140
Halliburton Co. 3.80% 2025	35	37
Petróleos Mexicanos 7.19% 2024	MXN535	26
Petróleos Mexicanos 7.47% 2026	5,270	245
Shell International Finance BV 3.50% 2023	$330	348
Statoil ASA 3.70% 2024	50	53
		1,075

American Funds Insurance Series — Global Balanced Fund — Page 103 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate 0.15%	Principal amount (000)	Value (000)
American Campus Communities, Inc. 3.35% 2020	$15	$15
American Campus Communities, Inc. 3.75% 2023	100	104
American Campus Communities, Inc. 4.125% 2024	90	96
Corporate Office Properties LP 3.60% 2023	65	67
Essex Portfolio LP 3.50% 2025	120	126
Essex Portfolio LP 3.375% 2026	40	42
WEA Finance LLC 3.75% 20243	200	210
		660
Industrials 0.12%
Lima Metro Line 2 Finance Ltd. 5.875% 20343	200	232
United Technologies Corp. 3.10% 2022	106	109
United Technologies Corp. 4.125% 2028	170	191
		532
Total corporate bonds & notes		21,074
Mortgage-backed obligations 1.92%
Fannie Mae Pool #MA3467 4.00% 20489	427	444
Fannie Mae Pool #FM1437 4.00% 20489	249	260
Fannie Mae Pool #MA3521 4.00% 20489	67	70
Fannie Mae Pool #MA3692 3.50% 20499	429	441
Fannie Mae Pool #MA3775 3.50% 20499	249	256
Fannie Mae Pool #MA3693 4.00% 20499	900	936
Fannie Mae Pool #MA3776 4.00% 20499	596	623
Fannie Mae Pool #CA4574 4.00% 20499	273	284
Fannie Mae Pool #MA3804 4.00% 20499	82	85
Fannie Mae Pool #BO2188 4.00% 20499	79	82
Freddie Mac Pool #ZT1545 4.00% 20489	1,527	1,590
Freddie Mac Pool #SI2002 4.00% 20489	412	432
Freddie Mac Pool #2B7343 3.767% 20497,9	328	338
Government National Mortgage Assn. 4.50% 20499	5	5
Government National Mortgage Assn. 4.00% 20509,10	130	135
Government National Mortgage Assn. 4.50% 20509,10	24	25
Government National Mortgage Assn. Pool #MA5986 4.00% 20499	28	29
Government National Mortgage Assn. Pool #MA5931 4.00% 20499	4	5
Government National Mortgage Assn. Pool #MA5987 4.50% 20499	687	721
Government National Mortgage Assn. Pool #MA6041 4.50% 20499	345	362
Government National Mortgage Assn. Pool #MA5877 4.50% 20499	38	39
Korea Housing Finance Corp. 2.50% 20203,9	250	251
Korea Housing Finance Corp. 2.00% 20213,9	250	249
Nykredit Realkredit AS, Series 01E, 1.50% 20379	DKr1,298	202
Nykredit Realkredit AS, Series 01E, 1.50% 20409	3,241	503
		8,367
Total bonds, notes & other debt instruments (cost: $136,525,000)		140,608
Short-term securities 3.41% Other short-term securities 2.77%
Alberta (Province of) 1.77% due 1/8/20203	$5,750	5,748
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$1,680	1,277
Egyptian Treasury Bills 14.11% due 4/7/2020	EGP2,200	132
Nigerian Treasury Bills 13.04% due 2/27/2020	NGN46,000	125

American Funds Insurance Series — Global Balanced Fund — Page 104 of 184

Short-term securities (continued) Other short-term securities (continued)	Principal amount (000)	Value (000)
Toronto-Dominion Bank 1.91% due 1/22/20203	$4,250	$4,245
United Kingdom Treasury Bill 0.71% due 4/14/2020	£430	568
		12,095
Money market investments 0.64%	Shares
Capital Group Central Cash Fund 1.73%11	28,249	2,825
Total short-term securities (cost: $14,874,000)		14,920
Total investment securities 99.76% (cost: $353,703,000)		435,920
Other assets less liabilities 0.24%		1,030
Net assets 100.00%		$436,950

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount12 (000)	Value at 12/31/201913 (000)	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	53	April 2020	$10,600	$11,421	$(7)
5 Year U.S. Treasury Note Futures	Long	21	April 2020	2,100	2,491	(9)
						$(16)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
EUR375	USD417	Standard Chartered Bank	1/6/2020	$4
USD857	ILS2,960	JPMorgan Chase	1/6/2020	—14
USD257	ZAR3,800	Citibank	1/6/2020	(14)
USD636	JPY69,000	UBS AG	1/7/2020	1
USD173	ILS600	UBS AG	1/7/2020	(1)
JPY90,700	USD838	JPMorgan Chase	1/7/2020	(3)
CZK11,700	EUR458	Goldman Sachs	1/8/2020	2
USD113	CNH800	HSBC Bank	1/8/2020	(2)
CLP875,800	USD1,101	Morgan Stanley	1/9/2020	64
EUR300	USD335	Citibank	1/9/2020	2
USD334	EUR300	Morgan Stanley	1/9/2020	(3)
USD123	CLP98,800	Bank of America	1/9/2020	(8)
USD143	CLP114,114	Citibank	1/9/2020	(9)
USD344	CLP275,886	Citibank	1/9/2020	(24)
USD569	BRL2,396	Goldman Sachs	1/9/2020	(26)
USD474	CLP387,000	HSBC Bank	1/9/2020	(41)
USD107	INR7,675	JPMorgan Chase	1/10/2020	(1)
EUR1,540	USD1,710	HSBC Bank	1/13/2020	19
GBP526	USD693	Bank of America	1/13/2020	4
USD335	EUR300	Citibank	1/13/2020	(2)
USD525	THB15,900	Standard Chartered Bank	1/13/2020	(6)
USD564	JPY61,000	Bank of New York Mellon	1/14/2020	2
JPY61,000	USD560	Bank of New York Mellon	1/14/2020	1
EUR217	USD242	Bank of New York Mellon	1/15/2020	1

American Funds Insurance Series — Global Balanced Fund — Page 105 of 184

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
GBP200	USD264	JPMorgan Chase	1/15/2020	$1
KRW175,200	USD151	Standard Chartered Bank	1/15/2020	1
GBP730	EUR864	Goldman Sachs	1/15/2020	(3)
ILS2,600	USD745	Bank of America	1/16/2020	9
GBP900	USD1,185	HSBC Bank	1/16/2020	8
CAD10	USD8	JPMorgan Chase	1/16/2020	—14
USD517	MXN9,900	Citibank	1/16/2020	(6)
EUR1,456	NOK14,752	Bank of America	1/16/2020	(45)
EUR700	USD783	Bank of America	1/17/2020	3
EUR410	USD459	Citibank	1/17/2020	2
EUR400	USD448	Standard Chartered Bank	1/17/2020	1
AUD1,450	USD1,000	Citibank	1/21/2020	18
USD55	JPY6,000	UBS AG	1/21/2020	—14
GBP370	USD495	Standard Chartered Bank	1/21/2020	(4)
EUR155	USD173	Citibank	1/23/2020	1
USD250	INR17,800	HSBC Bank	1/23/2020	1
USD290	MXN5,515	UBS AG	1/23/2020	—14
USD235	CNH1,645	JPMorgan Chase	1/23/2020	(1)
EUR1,804	USD2,011	Standard Chartered Bank	1/27/2020	16
USD117	INR8,300	Standard Chartered Bank	1/27/2020	—14
USD73	BRL300	JPMorgan Chase	1/27/2020	(1)
CNH4,000	USD565	Standard Chartered Bank	2/10/2020	9
CNH1,550	USD220	Standard Chartered Bank	2/10/2020	3
USD284	CNH2,000	HSBC Bank	2/10/2020	(4)
USD1,456	CNH10,410	Standard Chartered Bank	2/10/2020	(38)
USD510	MXN10,100	JPMorgan Chase	3/4/2020	(19)
USD365	JPY39,400	Bank of New York Mellon	6/15/2020	(1)
USD212	BRL900	JPMorgan Chase	7/1/2020	(10)
				$(99)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€4,400	$(11)	$—	$(11)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF161,000	8	—	8
6-month PLN-WIBOR	1.90%	11/12/2029	PLN2,100	(2)	—	(2)
6-month PLN-WIBOR	1.88%	11/20/2029	2,120	(1)	—	(1)
3-month USD-LIBOR	2.0105%	12/18/2049	$215	4	—	4
					$—	$(2)

American Funds Insurance Series — Global Balanced Fund — Page 106 of 184

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $134,619,000, which represented 30.81% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,373,000, which represented 4.20% of the net assets of the fund.
4	Index-linked bond whose principal amount moves with a government price index.
5	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $133,000, which represented .03% of the net assets of the fund.
6	Step bond; coupon rate may change at a later date.
7	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
8	Scheduled interest and/or principal payment was not received.
9	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
10	Purchased on a TBA basis.
11	Rate represents the seven-day yield at 12/31/2019.
12	Notional amount is calculated based on the number of contracts and notional contract size.
13	Value is calculated based on the notional amount and current market price.
14	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
AUD = Australian dollars	JPY/¥ = Japanese yen
BRL = Brazilian reais	KRW = South Korean won
BUBOR = Budapest Interbank Offered Rate	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CDI = CREST Depository Interest	MYR = Malaysian ringgits
CLP = Chilean pesos	NOK/NKr = Norwegian kroner
CNH/CNY = Chinese yuan renminbi	PEN = Peruvian nuevos soles
COP = Colombian pesos	PLN = Polish zloty
CZK = Czech korunas	RUB = Russian rubles
DKr = Danish kroner	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	USD/$ = U.S. dollars
GBP/£ = British pounds	UYU = Uruguayan pesos
HUF = Hungarian forints	WIBOR = Warsaw Interbank Offer Rate
IDR = Indonesian rupiah	ZAR = South African rand
ILS = Israeli shekels

American Funds Insurance Series — Global Balanced Fund — Page 107 of 184

Bond Fund

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 97.76% Mortgage-backed obligations 31.88% Federal agency mortgage-backed obligations 31.62%	Principal amount (000)	Value (000)
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 20481,2,3	$1,405	$1,424
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 20481,2,3	2,094	2,100
Fannie Mae 6.00% 20371	72	79
Fannie Mae Pool #976945 5.50% 20231	230	235
Fannie Mae Pool #AB1068 4.50% 20251	217	227
Fannie Mae Pool #AB4088 3.00% 20261	930	955
Fannie Mae Pool #AJ9156 3.00% 20261	455	467
Fannie Mae Pool #AS6695 3.00% 20261	449	460
Fannie Mae Pool #AJ6967 3.00% 20261	212	217
Fannie Mae Pool #AJ7495 3.00% 20261	43	45
Fannie Mae Pool #AJ5522 3.00% 20261	5	6
Fannie Mae Pool #256133 4.50% 20261	191	201
Fannie Mae Pool #AK5394 3.00% 20271	1,000	1,026
Fannie Mae Pool #AL5603 3.00% 20271	983	1,009
Fannie Mae Pool #AL4641 3.00% 20271	438	450
Fannie Mae Pool #AX3597 3.00% 20271	432	444
Fannie Mae Pool #AP4746 3.00% 20271	262	270
Fannie Mae Pool #AB4281 3.00% 20271	194	199
Fannie Mae Pool #AJ9355 3.00% 20271	125	128
Fannie Mae Pool #AB4486 3.00% 20271	99	102
Fannie Mae Pool #MA3131 3.00% 20271	87	90
Fannie Mae Pool #AB5236 3.00% 20271	40	41
Fannie Mae Pool #AO0800 3.00% 20271	33	34
Fannie Mae Pool #AK3260 3.00% 20271	30	31
Fannie Mae Pool #AK0971 3.00% 20271	17	17
Fannie Mae Pool #AL3802 3.00% 20281	1,334	1,369
Fannie Mae Pool #MA3286 3.00% 20281	844	869
Fannie Mae Pool #BM3239 3.00% 20281	545	564
Fannie Mae Pool #AR3058 3.00% 20281	121	124
Fannie Mae Pool #MA3407 3.00% 20281	81	83
Fannie Mae Pool #AL8241 3.00% 20291	1,242	1,274
Fannie Mae Pool #BM4299 3.00% 20301	3,832	3,926
Fannie Mae Pool #AL9573 3.00% 20311	152	156
Fannie Mae Pool #AS8018 3.00% 20311	102	105
Fannie Mae Pool #BO0119 3.00% 20321	7,027	7,235
Fannie Mae Pool #BM4741 3.00% 20321	93	95
Fannie Mae Pool #MA3409 3.00% 20331	1,251	1,283
Fannie Mae Pool #BK9262 3.00% 20331	920	944
Fannie Mae Pool #BK9015 3.00% 20331	488	502
Fannie Mae Pool #MA3516 3.00% 20331	93	95
Fannie Mae Pool #MA3461 3.00% 20331	80	82
Fannie Mae Pool #MA3827 2.50% 20341	162,370	163,798
Fannie Mae Pool #MA3764 2.50% 20341	70,404	71,022
Fannie Mae Pool #BO0122 3.00% 20341	2,730	2,799
Fannie Mae Pool #BP0113 3.00% 20341	1,910	1,958

American Funds Insurance Series — Bond Fund — Page 108 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BO3606 3.00% 20341	$1,000	$1,025
Fannie Mae Pool #BN3975 3.00% 20341	973	997
Fannie Mae Pool #MA3657 3.00% 20341	957	981
Fannie Mae Pool #BO0940 3.00% 20341	938	962
Fannie Mae Pool #MA3681 3.00% 20341	709	727
Fannie Mae Pool #MA3768 3.00% 20341	326	335
Fannie Mae Pool #MA3738 3.00% 20341	42	43
Fannie Mae Pool #924866 3.64% 20371,3	757	778
Fannie Mae Pool #945680 6.00% 20371	905	1,036
Fannie Mae Pool #889982 5.50% 20381	1,902	2,135
Fannie Mae Pool #988588 5.50% 20381	339	380
Fannie Mae Pool #AB1297 5.00% 20401	395	436
Fannie Mae Pool #AH9479 5.00% 20411	2,341	2,582
Fannie Mae Pool #AH8144 5.00% 20411	2,234	2,464
Fannie Mae Pool #AI1862 5.00% 20411	1,802	2,008
Fannie Mae Pool #AI3510 5.00% 20411	1,150	1,282
Fannie Mae Pool #AJ0704 5.00% 20411	952	1,061
Fannie Mae Pool #AJ5391 5.00% 20411	636	709
Fannie Mae Pool #AS6127 3.50% 20451	115	120
Fannie Mae Pool #AS4536 3.50% 20451	116	120
Fannie Mae Pool #AZ3904 4.00% 20451	130	137
Fannie Mae Pool #AL8522 3.50% 20461	1,988	2,103
Fannie Mae Pool #AS6467 3.50% 20461	85	89
Fannie Mae Pool #BD1968 4.00% 20461	2,856	3,042
Fannie Mae Pool #BE0592 4.00% 20461	1,270	1,326
Fannie Mae Pool #BD5477 4.00% 20461	602	636
Fannie Mae Pool #BM5632 3.00% 20471	73,142	74,824
Fannie Mae Pool #MA3147 3.00% 20471	9,587	9,781
Fannie Mae Pool #CA0377 3.00% 20471	1,990	2,034
Fannie Mae Pool #CA0858 3.50% 20471	58,233	60,512
Fannie Mae Pool #CA0770 3.50% 20471	16,619	17,277
Fannie Mae Pool #BJ2524 3.50% 20471	11,624	12,085
Fannie Mae Pool #BJ1910 3.50% 20471	8,968	9,319
Fannie Mae Pool #CA0487 3.50% 20471	219	228
Fannie Mae Pool #CA0706 4.00% 20471	486	511
Fannie Mae Pool #MA3058 4.00% 20471	207	217
Fannie Mae Pool #BM4413 4.50% 20471	10,990	11,625
Fannie Mae Pool #BF0293 3.00% 20481	17,034	17,440
Fannie Mae Pool #CA2690 3.00% 20481	8,581	8,765
Fannie Mae Pool #BJ9251 3.50% 20481	18,820	19,478
Fannie Mae Pool #BF0318 3.50% 20481	17,472	18,299
Fannie Mae Pool #CA1189 3.50% 20481	4,987	5,175
Fannie Mae Pool #BJ3790 3.50% 20481	2,647	2,750
Fannie Mae Pool #CA2622 3.50% 20481	659	680
Fannie Mae Pool #MA3276 3.50% 20481	24	25
Fannie Mae Pool #MA3495 4.00% 20481	74,668	77,777
Fannie Mae Pool #MA3443 4.00% 20481	17,974	18,682
Fannie Mae Pool #BK7608 4.00% 20481	14,760	15,362
Fannie Mae Pool #MA3467 4.00% 20481	14,160	14,753
Fannie Mae Pool #BK4764 4.00% 20481	5,523	5,754
Fannie Mae Pool #FM1437 4.00% 20481	4,079	4,253
Fannie Mae Pool #MA3384 4.00% 20481	3,736	3,901
Fannie Mae Pool #MA3521 4.00% 20481	1,107	1,152
Fannie Mae Pool #BJ9256 4.00% 20481	761	792

American Funds Insurance Series — Bond Fund — Page 109 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BN0594 4.00% 20481	$419	$437
Fannie Mae Pool #BJ0639 4.00% 20481	365	384
Fannie Mae Pool #BJ9169 4.00% 20481	368	384
Fannie Mae Pool #BJ5749 4.00% 20481	38	40
Fannie Mae Pool #BM4676 4.00% 20481	34	36
Fannie Mae Pool #BK9758 4.00% 20481	33	34
Fannie Mae Pool #CA2056 4.50% 20481	1,649	1,743
Fannie Mae Pool #MA3496 4.50% 20481	400	423
Fannie Mae Pool #BN3309 4.50% 20481	74	78
Fannie Mae Pool #BN0315 4.50% 20481	18	19
Fannie Mae Pool #MA3833 2.50% 20491	25,000	24,718
Fannie Mae Pool #CA4299 3.00% 20491	25,840	26,234
Fannie Mae Pool #CA4534 3.00% 20491	18,818	19,308
Fannie Mae Pool #CA3807 3.00% 20491	2,926	3,012
Fannie Mae Pool #CA3806 3.00% 20491	1,480	1,525
Fannie Mae Pool #MA3691 3.00% 20491	160	162
Fannie Mae Pool #MA3803 3.50% 20491	103,395	106,391
Fannie Mae Pool #MA3775 3.50% 20491	61,937	63,696
Fannie Mae Pool #FM0007 3.50% 20491	43,725	45,689
Fannie Mae Pool #CA4802 3.50% 20491	35,721	37,599
Fannie Mae Pool #FM1954 3.50% 20491	19,250	20,017
Fannie Mae Pool #FM1886 3.50% 20491	18,350	18,943
Fannie Mae Pool #FM1589 3.50% 20491	13,090	13,622
Fannie Mae Pool #FM2092 3.50% 20491	10,298	10,798
Fannie Mae Pool #BN7491 3.50% 20491	3,596	3,711
Fannie Mae Pool #BN6407 3.50% 20491	3,491	3,599
Fannie Mae Pool #BN7823 3.50% 20491	863	890
Fannie Mae Pool #BM5446 3.50% 20491	529	544
Fannie Mae Pool #CA3084 4.00% 20491	42,619	44,322
Fannie Mae Pool #MA3776 4.00% 20491	9,748	10,175
Fannie Mae Pool #MA3804 4.00% 20491	1,338	1,397
Fannie Mae Pool #BO2188 4.00% 20491	1,291	1,346
Fannie Mae Pool #BN6408 4.00% 20491	132	137
Fannie Mae Pool #MA3615 4.00% 20491	23	23
Fannie Mae Pool #FM1389 4.50% 20491	26,189	27,523
Fannie Mae Pool #MA3639 4.50% 20491	16,529	17,385
Fannie Mae Pool #MA3593 4.50% 20491	8,357	8,793
Fannie Mae Pool #CA2963 4.50% 20491	676	711
Fannie Mae Pool #BN6006 4.50% 20491	478	505
Fannie Mae Pool #BN8753 4.50% 20491	473	499
Fannie Mae Pool #MA3616 4.50% 20491	326	342
Fannie Mae Pool #BN8777 4.50% 20491	146	154
Fannie Mae Pool #MA3905 3.00% 20501	270,650	274,433
Fannie Mae Pool #BF0264 3.50% 20581	16,964	17,813
Fannie Mae, Series 2001-4, Class GA, 9.16% 20251,3	1	1
Fannie Mae, Series 2001-50, Class BA, 7.00% 20411	13	14
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20411	26	30
Fannie Mae, Series 2002-W1, Class 2A, 5.638% 20421,3	34	36
Freddie Mac 5.50% 20331	75	81
Freddie Mac 5.50% 20381	104	116
Freddie Mac 5.50% 20381	81	91
Freddie Mac 5.50% 20391	155	175
Freddie Mac 4.50% 20401	364	396
Freddie Mac 5.50% 20401	581	653

American Funds Insurance Series — Bond Fund — Page 110 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.50% 20411	$416	$452
Freddie Mac 5.50% 20411	852	957
Freddie Mac 3.50% 20451	29,183	31,131
Freddie Mac 3.00% 20461	35,539	36,681
Freddie Mac 3.50% 20471	95,958	99,954
Freddie Mac 3.50% 20471	53,152	55,281
Freddie Mac 3.50% 20471	7,048	7,331
Freddie Mac 4.00% 20471	2,855	3,006
Freddie Mac 3.50% 20481	30,941	32,413
Freddie Mac 3.50% 20481	30,182	31,867
Freddie Mac 3.50% 20481	14,464	14,910
Freddie Mac 3.50% 20481	915	960
Freddie Mac 4.00% 20481	43,858	45,717
Freddie Mac 4.00% 20481	20,002	20,850
Freddie Mac 4.00% 20481	12,557	13,084
Freddie Mac 4.00% 20481	5,190	5,417
Freddie Mac 4.00% 20481	1,864	1,942
Freddie Mac 4.00% 20481	800	832
Freddie Mac 4.00% 20491	67	69
Freddie Mac Pool #ZA2657 3.00% 20261	673	691
Freddie Mac Pool #ZK3537 3.00% 20261	129	133
Freddie Mac Pool #ZK4277 3.00% 20271	817	839
Freddie Mac Pool #ZK3836 3.00% 20271	290	298
Freddie Mac Pool #ZK3970 3.00% 20271	256	263
Freddie Mac Pool #ZS6521 3.00% 20271	163	167
Freddie Mac Pool #ZK7581 3.00% 20271	137	141
Freddie Mac Pool #ZK3893 3.00% 20271	87	89
Freddie Mac Pool #ZK4162 3.00% 20271	62	64
Freddie Mac Pool #ZS8452 3.00% 20271	21	22
Freddie Mac Pool #ZK4039 3.00% 20271	9	9
Freddie Mac Pool #ZS8463 3.00% 20271	8	8
Freddie Mac Pool #ZS8507 3.00% 20281	307	316
Freddie Mac Pool #ZK7590 3.00% 20291	6,000	6,149
Freddie Mac Pool #ZK7593 3.00% 20291	308	316
Freddie Mac Pool #ZS8710 3.00% 20331	11,193	11,483
Freddie Mac Pool #ZS8715 3.00% 20331	2,437	2,499
Freddie Mac Pool #ZT1344 3.00% 20331	1,078	1,106
Freddie Mac Pool #ZK9250 3.00% 20331	485	498
Freddie Mac Pool #ZT1931 3.00% 20331	431	442
Freddie Mac Pool #SB0023 3.00% 20331	39	40
Freddie Mac Pool #SB8015 2.50% 20341	11,772	11,875
Freddie Mac Pool #SB8002 3.00% 20341	23,979	24,583
Freddie Mac Pool #ZT2019 3.00% 20341	3,664	3,756
Freddie Mac Pool #SB8021 3.00% 20341	2,309	2,368
Freddie Mac Pool #ZT1731 3.00% 20341	1,000	1,025
Freddie Mac Pool #QN0182 3.00% 20341	854	876
Freddie Mac Pool #ZT1871 3.00% 20341	721	740
Freddie Mac Pool #QN0170 3.00% 20341	515	528
Freddie Mac Pool #ZT1798 3.00% 20341	406	417
Freddie Mac Pool #SB8011 3.00% 20341	400	410
Freddie Mac Pool #QN0248 3.00% 20341	388	398
Freddie Mac Pool #ZT2091 3.00% 20341	347	355
Freddie Mac Pool #QN1073 3.00% 20341	194	200
Freddie Mac Pool #QN0031 3.00% 20341	51	53

American Funds Insurance Series — Bond Fund — Page 111 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #SB8027 3.00% 20351	$5,402	$5,547
Freddie Mac Pool #G67701 3.00% 20461	49,618	51,093
Freddie Mac Pool #G61733 3.00% 20471	9,078	9,348
Freddie Mac Pool #G08799 3.00% 20481	56,530	57,578
Freddie Mac Pool #ZS4784 3.50% 20481	139	143
Freddie Mac Pool #ZT1545 4.00% 20481	25,025	26,060
Freddie Mac Pool #SI2002 4.00% 20481	5,950	6,241
Freddie Mac Pool #ZT1546 4.50% 20481	3,696	3,889
Freddie Mac Pool #ZA6124 4.50% 20481	1,486	1,565
Freddie Mac Pool #SD8010 3.00% 20491	74,000	75,069
Freddie Mac Pool #SD7509 3.00% 20491	60,137	61,702
Freddie Mac Pool #QA4673 3.00% 20491	47,395	48,774
Freddie Mac Pool #SD7507 3.00% 20491	32,912	33,870
Freddie Mac Pool #SD8011 3.50% 20491	126,986	130,515
Freddie Mac Pool #QA5125 3.50% 20491	32,909	34,640
Freddie Mac Pool #SD7508 3.50% 20491	25,001	26,315
Freddie Mac Pool #SD8001 3.50% 20491	8,247	8,476
Freddie Mac Pool #RA1369 3.50% 20491	6,565	6,852
Freddie Mac Pool #ZN4842 3.50% 20491	2,351	2,456
Freddie Mac Pool #ZA7047 3.50% 20491	759	783
Freddie Mac Pool #ZT1776 3.50% 20491	450	463
Freddie Mac Pool #SD8005 3.50% 20491	271	279
Freddie Mac Pool #ZT1593 3.50% 20491	174	179
Freddie Mac Pool #ZT1864 4.00% 20491	2,308	2,399
Freddie Mac Pool #ZA6548 4.00% 20491	1,638	1,704
Freddie Mac Pool #ZN4802 4.00% 20491	1,272	1,327
Freddie Mac Pool #ZT1595 4.50% 20491	20,672	21,752
Freddie Mac Pool #ZA7009 4.50% 20491	1,514	1,598
Freddie Mac Pool #ZA6269 4.50% 20491	272	286
Freddie Mac Pool #ZT1711 4.50% 20491	242	254
Freddie Mac Pool #ZT1953 4.50% 20491	24	25
Freddie Mac, Series 3061, Class PN, 5.50% 20351	110	124
Freddie Mac, Series 3318, Class JT, 5.50% 20371	282	309
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 20211	6,575	6,643
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 20221	4,300	4,335
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 20221	9,240	9,360
Freddie Mac, Series 3146, Class PO, principal only, 0% 20361	235	205
Freddie Mac, Series 3156, Class PO, principal only, 0% 20361	223	199
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 20581	3,651	3,793
Government National Mortgage Assn. 4.50% 20491	4,018	4,198
Government National Mortgage Assn. 3.50% 20501,4	77,460	79,824
Government National Mortgage Assn. 4.00% 20501,4	30,942	32,027
Government National Mortgage Assn. 5.00% 20501,4	15,609	16,454
Government National Mortgage Assn. Pool #MA5817 4.00% 20491	83,163	86,151
Government National Mortgage Assn. Pool #MA5986 4.00% 20491	24,627	25,523
Government National Mortgage Assn. Pool #MA5931 4.00% 20491	3,875	4,020
Government National Mortgage Assn. Pool #MA6221 4.50% 20491	30,819	32,448
Government National Mortgage Assn. Pool #MA5878 5.00% 20491	104,318	109,869
Government National Mortgage Assn. Pool #MA5933 5.00% 20491	8,879	9,390
Government National Mortgage Assn. Pool #MA5988 5.00% 20491	4,859	5,129
Government National Mortgage Assn. Pool #MA6042 5.00% 20491	261	275
Uniform Mortgage-Backed Security 3.00% 20351,4	275,708	282,323

American Funds Insurance Series — Bond Fund — Page 112 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Uniform Mortgage-Backed Security 3.00% 20351,4	$2,784	$2,852
Uniform Mortgage-Backed Security 4.50% 20501,4	2,753	2,898
		3,336,234
Collateralized mortgage-backed obligations (privately originated) 0.26%
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.392% 20291,2,3	3,175	3,182
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M1, 2.572% 20291,2,3	1,950	1,965
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M2, 2.863% 20291,2,3	475	479
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M3, 3.257% 20291,2,3	243	244
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 20491,2,5	1,695	1,694
Finance of America HECM Buyout, Series 2019-AB1, Class M1, 3.50% 20491,2,5	1,717	1,701
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20691,2	4,897	5,107
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20691,2	4,111	4,266
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 20501,2,3	2,074	2,119
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 20501,2,3	1,979	2,022
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20591,2,3	1,854	1,872
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 20491,2,3	2,753	2,776
		27,427
Commercial mortgage-backed securities 0.00%
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20261,2	292	308
Total mortgage-backed obligations		3,363,969
Corporate bonds & notes 29.59% Financials 6.30%
ACE INA Holdings Inc. 2.30% 2020	2,005	2,012
ACE INA Holdings Inc. 2.875% 2022	3,625	3,719
ACE INA Holdings Inc. 3.35% 2026	2,025	2,153
ACE INA Holdings Inc. 4.35% 2045	2,220	2,686
Ally Financial Inc. 8.00% 2031	15,530	21,318
Ally Financial Inc. 8.00% 2031	3,070	4,267
American Express Co. 2.20% 2020	14,400	14,431
American International Group, Inc. 4.20% 2028	9,875	10,865
Assicurazioni Generali SpA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)6	€3,100	4,197
Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)6	3,800	5,310
AXA Equitable Holdings, Inc. 4.35% 2028	$2,250	2,443
AXA Equitable Holdings, Inc. 5.00% 2048	7,740	8,319
Banco Do Brasil, SA 4.75% 20242	5,000	5,259
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)6	10,129	10,631
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	10,305
BNP Paribas 3.50% 20232	10,050	10,400
BNP Paribas 3.80% 20242	24,000	25,208
BNP Paribas 2.819% 20252,6	2,875	2,908
BNP Paribas 3.375% 20252	2,375	2,466
Capital One Financial Corp. 2.15% 2022	8,325	8,341
Capital One Financial Corp. 4.25% 2025	3,335	3,630
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)2,6	12,000	12,223
Credit Suisse Group AG 3.80% 2023	12,925	13,531
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)2,6	500	529
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)2,6	4,000	4,014
Deutsche Bank AG 3.15% 2021	27,607	27,734
Deutsche Bank AG 3.375% 2021	1,300	1,314
Deutsche Bank AG 4.25% 2021	27,043	27,477

American Funds Insurance Series — Bond Fund — Page 113 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Deutsche Bank AG 4.25% 2021	$525	$540
Deutsche Bank AG 3.30% 2022	2,495	2,521
Deutsche Bank AG 5.00% 2022	2,675	2,794
Deutsche Bank AG 3.95% 2023	7,875	8,076
Deutsche Bank AG 3.70% 2024	5,300	5,379
Deutsche Bank AG 3.70% 2024	3,725	3,791
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)6	10,175	10,399
Deutsche Bank AG 4.10% 2026	7,050	7,151
Ford Motor Credit Co. 3.81% 2024	1,200	1,218
Ford Motor Credit Co. 4.063% 2024	5,000	5,105
Goldman Sachs Group, Inc. 5.75% 2022	4,800	5,152
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)6	9,600	10,291
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)6	3,000	3,306
Goldman Sachs Group, Inc., junior subordinated, 5.30% (3-month USD-LIBOR + 3.834% on 11/10/2026)6	1,750	1,883
Groupe BPCE SA 2.75% 20232	6,875	6,987
Groupe BPCE SA 5.70% 20232	28,166	31,188
Groupe BPCE SA 5.15% 20242	4,711	5,170
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)6	12,000	13,412
Intesa Sanpaolo SpA 3.375% 20232	9,055	9,208
Intesa Sanpaolo SpA 5.017% 20242	67,843	71,278
Intesa Sanpaolo SpA 5.71% 20262	15,700	16,992
Intesa Sanpaolo SpA 3.875% 20272	6,250	6,256
Intesa Sanpaolo SpA 3.875% 20282	2,395	2,405
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)6	8,125	8,467
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)6	9,600	10,199
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)6	11,980	13,366
Lloyds Banking Group PLC 4.375% 2028	8,825	9,728
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)2,6	1,405	1,878
MetLife, Inc. 3.60% 2025	3,490	3,750
Metropolitan Life Global Funding I 2.00% 20202	230	230
Morgan Stanley 2.50% 2021	19,200	19,350
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)6	2,300	2,329
New York Life Global Funding 1.95% 20202	145	145
Nordea Bank AB 2.50% 20202	7,125	7,158
PNC Financial Services Group, Inc. 2.854% 20226	5,850	5,990
PNC Funding Corp. 3.30% 2022	8,700	8,938
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)6	5,000	5,522
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,563
Synchrony Bank 3.65% 2021	8,024	8,193
Synchrony Financial 2.85% 2022	5,400	5,466
Synchrony Financial 4.375% 2024	3,640	3,883
UniCredit SpA 3.75% 20222	1,175	1,204
UniCredit SpA 6.572% 20222	9,735	10,455
UniCredit SpA 4.625% 20272	625	662
UniCredit SpA 5.861% 20322,6	11,975	12,513
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)2,6	11,500	13,230
Wells Fargo & Co. 2.10% 2021	16,800	16,828
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)6	8,650	8,656
		664,895
Health care 5.18%
Abbott Laboratories 3.40% 2023	910	957
Abbott Laboratories 3.75% 2026	2,244	2,452
Abbott Laboratories 4.75% 2036	4,565	5,705

American Funds Insurance Series — Bond Fund — Page 114 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 2.50% 2020	$16,315	$16,340
AbbVie Inc. 3.20% 2022	11,070	11,363
AbbVie Inc. 2.85% 2023	6,133	6,255
AbbVie Inc. 3.75% 2023	3,667	3,859
AbbVie Inc. 3.20% 2026	500	518
AbbVie Inc. 3.20% 20292	28,505	29,016
AbbVie Inc. 4.05% 20392	10,000	10,604
AbbVie Inc. 4.45% 2046	2,577	2,757
AbbVie Inc. 4.25% 20492	9,033	9,547
Allergan PLC 3.45% 2022	11,533	11,797
Allergan PLC 3.80% 2025	250	263
Allergan, Inc. 5.00% 20212	7,221	7,553
Anthem, Inc. 2.375% 2025	1,534	1,536
AstraZeneca PLC 4.00% 2029	5,920	6,574
Baxalta Inc. 4.00% 2025	116	125
Bayer US Finance II LLC 3.875% 20232	26,358	27,666
Bayer US Finance II LLC 4.25% 20252	27,370	29,530
Becton, Dickinson and Co. 3.734% 2024	903	957
Becton, Dickinson and Co. 4.669% 2047	3,395	4,041
Boston Scientific Corp. 3.375% 2022	700	723
Boston Scientific Corp. 3.85% 2025	255	274
Bristol-Myers Squibb Co. 4.25% 20492	14,242	16,878
Centene Corp. 4.75% 2022	200	204
Centene Corp. 6.125% 2024	375	390
Centene Corp. 4.75% 20252	9,375	9,758
Centene Corp. 4.75% 2025	325	338
Cigna Corp. 3.75% 2023	4,989	5,233
Cigna Corp. 4.375% 2028	7,090	7,859
EMD Finance LLC 2.40% 20202	13,295	13,300
EMD Finance LLC 2.95% 20222	2,100	2,128
GlaxoSmithKline PLC 3.375% 2023	16,800	17,521
Laboratory Corp. of America Holdings 4.70% 2045	4,160	4,678
Shire PLC 2.40% 2021	26,279	26,428
Shire PLC 2.875% 2023	11,084	11,294
Shire PLC 3.20% 2026	15,100	15,558
Takeda Pharmaceutical Co., Ltd. 4.00% 2021	500	517
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	2,665	2,862
Teva Pharmaceutical Finance Co. BV 2.20% 2021	5,236	5,080
Teva Pharmaceutical Finance Co. BV 2.80% 2023	86,064	80,004
Teva Pharmaceutical Finance Co. BV 6.00% 2024	29,067	29,476
Teva Pharmaceutical Finance Co. BV 3.15% 2026	41,528	34,677
Teva Pharmaceutical Finance Co. BV 6.75% 2028	19,324	19,654
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	33,721
UnitedHealth Group Inc. 3.35% 2022	4,385	4,541
UnitedHealth Group Inc. 3.75% 2025	5,410	5,843
Zimmer Holdings, Inc. 3.15% 2022	7,845	8,009
		546,363
Energy 4.46%
Apache Corp. 4.25% 2030	2,465	2,556
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.245% 20233,7	92	87
Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,939
Cenovus Energy Inc. 3.80% 2023	1,120	1,159
Cenovus Energy Inc. 4.25% 2027	10,985	11,635

American Funds Insurance Series — Bond Fund — Page 115 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Cenovus Energy Inc. 5.25% 2037	$193	$214
Cenovus Energy Inc. 5.40% 2047	17,547	20,476
Cheniere Energy, Inc. 7.00% 2024	410	473
Cheniere Energy, Inc. 3.70% 20292	23,369	23,860
Chevron Corp. 2.355% 2022	4,800	4,867
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,785
Concho Resources Inc. 4.30% 2028	6,095	6,643
Concho Resources Inc. 4.85% 2048	5,000	5,829
DCP Midstream Operating LP 4.95% 2022	500	520
Diamondback Energy, Inc. 3.25% 2026	8,725	8,835
Enbridge Energy Partners, LP 4.20% 2021	6,325	6,518
Enbridge Energy Partners, LP 5.875% 2025	12,660	14,763
Enbridge Energy Partners, LP 7.375% 2045	22,767	33,962
Enbridge Inc. 4.00% 2023	1,500	1,585
Energy Transfer Partners, LP 4.15% 2020	1,000	1,011
Energy Transfer Partners, LP 4.20% 2023	2,860	3,003
Energy Transfer Partners, LP 4.50% 2024	4,915	5,232
Energy Transfer Partners, LP 4.75% 2026	1,506	1,630
Energy Transfer Partners, LP 4.20% 2027	45	47
Energy Transfer Partners, LP 4.95% 2028	4,559	4,994
Energy Transfer Partners, LP 5.25% 2029	1,275	1,432
Energy Transfer Partners, LP 6.125% 2045	11,780	13,647
Energy Transfer Partners, LP 5.30% 2047	10,459	11,153
Energy Transfer Partners, LP 5.40% 2047	6,190	6,723
Energy Transfer Partners, LP 6.00% 2048	1,868	2,177
Energy Transfer Partners, LP 6.25% 2049	1,775	2,139
Energy Transfer Partners, LP, junior subordinated, 6.25% (3-month USD-LIBOR + 4.028% on 2/15/2023)6	7,850	7,391
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 12/31/2049)6	500	473
EQT Corp. 2.50% 2020	4,910	4,910
EQT Corp. 3.00% 2022	1,700	1,670
EQT Corp. 3.90% 2027	455	426
Equinor ASA 3.625% 2028	7,900	8,670
Equinor ASA 3.25% 2049	5,687	5,730
Exxon Mobil Corp. 3.043% 2026	4,625	4,851
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,124
Kinder Morgan Energy Partners, LP 5.50% 2044	700	818
Kinder Morgan, Inc. 5.30% 2034	760	895
MPLX LP 4.00% 2028	4,665	4,830
Noble Corp. PLC 7.95% 20256	1,595	826
Noble Corp. PLC 8.95% 20456	845	368
Noble Energy, Inc. 4.20% 2049	5,108	5,140
Occidental Petroleum Corp. 2.70% 2022	3,500	3,537
Occidental Petroleum Corp. 2.90% 2024	7,371	7,493
Occidental Petroleum Corp. 3.20% 2026	920	932
Occidental Petroleum Corp. 3.50% 2029	5,971	6,092
Occidental Petroleum Corp. 6.60% 2046	1,690	2,175
Odebrecht Drilling Norbe 7.35% 2026 (13.61% PIK)2,8	35	19
Odebrecht Drilling Norbe 0%2	1,150	11
Petróleos Mexicanos 6.875% 2026	43,810	48,230
Petróleos Mexicanos 6.50% 2027	29,533	31,440
QEP Resources, Inc. 5.25% 2023	3,420	3,394
Ras Laffan Liquefied Natural Gas II 5.298% 2020	123	125
Sabine Pass Liquefaction, LLC 5.625% 20216	1,100	1,131
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,471

American Funds Insurance Series — Bond Fund — Page 116 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.625% 20236	$1,000	$1,088
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,924
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,259
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,027
Saudi Arabian Oil Co. 2.875% 20242	4,885	4,958
Saudi Arabian Oil Co. 3.50% 20292	21,348	22,121
Schlumberger BV 4.00% 20252	8,791	9,465
Shell International Finance BV 3.875% 2028	9,410	10,433
Southwestern Energy Co. 6.20% 20256	920	846
Targa Resources Partners LP 5.125% 2025	175	182
Targa Resources Partners LP 5.375% 2027	175	182
TC PipeLines, LP 4.375% 2025	405	431
Total Capital Canada Ltd. 2.75% 2023	2,140	2,195
TransCanada PipeLines Ltd. 4.25% 2028	11,275	12,519
Transocean Inc. 5.80% 20226	2,195	2,124
Transocean Inc. 9.00% 20232	5,000	5,292
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)8	455	75
Williams Partners LP 5.25% 2020	2,900	2,917
Williams Partners LP 4.50% 2023	500	535
Williams Partners LP 4.30% 2024	595	635
		470,274
Utilities 3.58%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 20252	10,500	11,339
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 20262	300	327
AES Corp. 4.00% 2021	1,000	1,016
Alliant Energy Finance LLC 4.25% 20282	500	538
Ameren Corp. 4.50% 2049	2,875	3,542
Avangrid, Inc. 3.80% 2029	8,325	8,830
Berkshire Hathaway Energy Co. 4.50% 2045	5,895	6,938
CMS Energy Corp. 5.05% 2022	2,569	2,711
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	9,960
Consumers Energy Co. 4.05% 2048	8,270	9,527
Consumers Energy Co. 3.75% 2050	5,625	6,214
Dominion Resources, Inc., junior subordinated, 2.715% 20216	2,375	2,393
Dominion Resources, Inc., junior subordinated, 3.071% 20246	1,400	1,443
DTE Energy Co. 3.70% 2023	250	261
DTE Energy Co., Series C, 2.529% 20243	2,975	2,990
Duke Energy Corp. 3.75% 2024	3,826	4,054
Duke Energy Florida, LLC 3.40% 2046	6,445	6,556
Duke Energy Progress, LLC 3.70% 2028	3,750	4,101
Edison International 3.125% 2022	2,900	2,946
Edison International 3.55% 2024	3,600	3,688
Edison International 5.75% 2027	2,781	3,124
Edison International 4.125% 2028	2,419	2,481
EDP Finance BV 3.625% 20242	14,800	15,408
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)6	1,950	2,206
Emera US Finance LP 3.55% 2026	495	514
Enel Finance International SA 4.875% 20292	10,180	11,489
Enel Società per Azioni 8.75% 20732,6	1,000	1,176
Entergy Louisiana, LLC 4.20% 2048	6,325	7,308
Eversource Energy 2.75% 2022	527	535
Eversource Energy 3.80% 2023	5,000	5,266
Exelon Corp. 3.40% 2026	1,570	1,640

American Funds Insurance Series — Bond Fund — Page 117 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
FirstEnergy Corp. 2.85% 2022	$4,281	$4,350
FirstEnergy Corp. 3.90% 2027	14,078	15,054
FirstEnergy Corp. 3.50% 20282	2,400	2,499
FirstEnergy Corp. 7.375% 2031	5,150	7,266
IPALCO Enterprises, Inc. 3.70% 2024	200	207
Jersey Central Power & Light Co. 4.30% 20262	310	338
Metropolitan Edison Co. 4.30% 20292	1,000	1,114
Mississippi Power Co. 4.25% 2042	11,247	12,083
Niagara Mohawk Power Corp. 3.508% 20242	7,575	7,967
Niagara Mohawk Power Corp. 4.278% 20342	1,000	1,134
NiSource Finance Corp. 2.65% 2022	275	278
NV Energy, Inc. 6.25% 2020	2,850	2,951
Pacific Gas and Electric Co. 2.45% 20229	7,200	7,216
Pacific Gas and Electric Co. 3.25% 20239	5,615	5,603
Pacific Gas and Electric Co. 3.40% 20249	850	863
Pacific Gas and Electric Co. 3.30% 20279	3,750	3,759
Pacific Gas and Electric Co. 4.65% 20282,9	7,500	7,765
Pacific Gas and Electric Co. 4.75% 20449	336	346
Progress Energy, Inc. 7.75% 2031	1,820	2,561
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,327
Puget Energy, Inc. 6.50% 2020	5,294	5,507
Puget Energy, Inc. 6.00% 2021	8,186	8,694
Puget Energy, Inc. 5.625% 2022	8,004	8,586
Puget Energy, Inc. 3.65% 2025	3,000	3,107
SCANA Corp. 4.75% 2021	2,798	2,861
SCANA Corp. 4.125% 2022	427	439
Southern California Edison Co. 2.90% 2021	10,072	10,179
Southern California Edison Co. 3.40% 2023	1,800	1,867
Southern California Edison Co. 3.50% 2023	11,525	12,013
Southern California Edison Co. 3.70% 2025	1,425	1,510
Southern California Edison Co. 3.65% 2028	1,100	1,179
Southern California Edison Co. 2.85% 2029	3,525	3,524
Southern California Edison Co. 4.20% 2029	13,050	14,450
Southern California Edison Co. 6.00% 2034	650	800
Southern California Edison Co. 5.35% 2035	500	586
Southern California Edison Co. 5.75% 2035	4,475	5,457
Southern California Edison Co. 5.625% 2036	2,300	2,802
Southern California Edison Co. 5.55% 2037	1,050	1,268
Southern California Edison Co. 5.95% 2038	8,000	10,140
Southern California Edison Co. 6.05% 2039	2,478	3,231
Southern California Edison Co. 4.50% 2040	3,475	3,815
Southern California Edison Co. 4.05% 2042	1,667	1,726
Southern California Edison Co. 4.00% 2047	12,447	13,086
Southern California Edison Co. 4.125% 2048	5,858	6,250
Southern California Edison Co., Series C, 3.60% 2045	1,901	1,879
Tampa Electric Co. 2.60% 2022	4,350	4,414
Virginia Electric and Power Co. 4.45% 2044	7,995	9,275
Xcel Energy Inc. 3.30% 2025	5,650	5,899
Xcel Energy Inc. 2.60% 2029	2,925	2,897
		377,643

American Funds Insurance Series — Bond Fund — Page 118 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary 3.54%	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 3.00% 20212	$500	$505
DaimlerChrysler North America Holding Corp. 2.85% 20222	500	506
DaimlerChrysler North America Holding Corp. 3.35% 20232	2,000	2,057
Ford Motor Credit Co. 2.343% 2020	3,000	2,995
Ford Motor Credit Co. 3.157% 2020	3,188	3,201
Ford Motor Credit Co. 3.20% 2021	6,665	6,703
Ford Motor Credit Co. 3.336% 2021	300	302
Ford Motor Credit Co. 3.47% 2021	15,400	15,543
Ford Motor Credit Co. 3.813% 2021	16,314	16,616
Ford Motor Credit Co. 3.219% 2022	770	776
Ford Motor Credit Co. 3.339% 2022	13,345	13,478
Ford Motor Credit Co. 5.596% 2022	14,275	15,043
Ford Motor Credit Co. 3.096% 2023	8,071	8,065
Ford Motor Credit Co. 4.14% 2023	12,000	12,346
General Motors Co. 4.35% 2025	11,255	12,061
General Motors Co. 6.25% 2043	5,923	6,648
General Motors Co. 6.75% 2046	1,228	1,443
General Motors Co. 5.40% 2048	7,200	7,449
General Motors Co. 5.95% 2049	4,489	4,971
General Motors Financial Co. 3.70% 2020	15,295	15,478
General Motors Financial Co. 4.20% 2021	12,073	12,518
General Motors Financial Co. 3.15% 2022	11,000	11,211
General Motors Financial Co. 3.55% 2022	3,703	3,812
General Motors Financial Co. 3.25% 2023	964	986
General Motors Financial Co. 3.70% 2023	10,000	10,312
General Motors Financial Co. 3.50% 2024	9,945	10,247
General Motors Financial Co. 3.95% 2024	6,269	6,554
General Motors Financial Co. 5.10% 2024	1,081	1,174
Home Depot, Inc. 4.40% 2021	7,200	7,394
Home Depot, Inc. 2.95% 2029	6,081	6,326
Home Depot, Inc. 4.50% 2048	1,915	2,361
Hyundai Capital America 2.55% 20202	4,200	4,202
Hyundai Capital America 2.60% 20202	325	325
Hyundai Capital America 2.75% 20202	3,321	3,333
Hyundai Capital America 3.75% 20212	8,500	8,670
Hyundai Capital America 2.85% 20222	4,118	4,164
Hyundai Capital America 3.00% 20222	4,500	4,550
Hyundai Capital America 3.25% 20222	1,521	1,550
Hyundai Capital America 3.95% 20222	8,000	8,226
Hyundai Capital America 3.40% 20242	8,180	8,349
Lowe’s Cos., Inc. 3.65% 2029	6,331	6,768
Lowe’s Cos., Inc. 4.55% 2049	1,130	1,332
McDonald’s Corp. 4.45% 2047	3,535	4,058
MGM Resorts International 7.75% 2022	2,000	2,234
Newell Rubbermaid Inc. 3.85% 2023	13,669	14,205
Newell Rubbermaid Inc. 4.20% 2026	17,294	18,031
Newell Rubbermaid Inc. 5.50% 2046	1,630	1,745
NIKE, Inc. 3.875% 2045	6,845	7,768
Nissan Motor Co., Ltd. 2.60% 20222	1,415	1,417
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	315
Starbucks Corp. 3.75% 2047	3,785	3,928
Starbucks Corp. 4.50% 2048	7,680	8,933
Volkswagen Group of America Finance, LLC 2.40% 20202	2,855	2,859
Volkswagen Group of America Finance, LLC 4.00% 20212	5,426	5,612

American Funds Insurance Series — Bond Fund — Page 119 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Volkswagen Group of America Finance, LLC 2.70% 20222	$6,573	$6,649
Volkswagen Group of America Finance, LLC 4.25% 20232	15,953	16,999
Volkswagen Group of America Finance, LLC 2.85% 20242	2,996	3,044
Volkswagen Group of America Finance, LLC 4.625% 20252	1,177	1,303
Volkswagen International Finance NV 4.00% 20202	4,000	4,047
		373,697
Consumer staples 2.33%
Altria Group, Inc. 2.85% 2022	4,800	4,892
Altria Group, Inc. 4.40% 2026	16,054	17,441
Altria Group, Inc. 4.50% 2043	1,585	1,619
Altria Group, Inc. 5.95% 2049	3,333	4,036
Anheuser-Busch InBev NV 4.75% 2029	7,500	8,689
Anheuser-Busch InBev NV 5.55% 2049	11,149	14,463
British American Tobacco International Finance PLC 3.50% 20222	152	156
British American Tobacco International Finance PLC 3.95% 20252	16,879	17,852
British American Tobacco PLC 3.222% 2024	3,769	3,854
British American Tobacco PLC 3.557% 2027	10,320	10,533
British American Tobacco PLC 4.39% 2037	1,500	1,518
British American Tobacco PLC 4.54% 2047	12,786	12,845
British American Tobacco PLC 4.758% 2049	20,129	20,833
Conagra Brands, Inc. 5.30% 2038	2,320	2,754
Conagra Brands, Inc. 5.40% 2048	3,680	4,489
Constellation Brands, Inc. 2.65% 2022	2,017	2,046
Constellation Brands, Inc. 3.50% 2027	7,500	7,833
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.541% 20213	10,620	10,657
General Mills, Inc. 3.20% 2021	2,170	2,209
Imperial Tobacco Finance PLC 3.50% 20232	2,335	2,390
Keurig Dr Pepper Inc. 4.057% 2023	6,190	6,528
Keurig Dr Pepper Inc. 4.597% 2028	10,752	12,080
Kroger Co. 2.60% 2021	8,000	8,050
Molson Coors Brewing Co. 2.25% 2020	4,525	4,523
Molson Coors Brewing Co. 2.10% 2021	2,415	2,417
Molson Coors Brewing Co. 3.00% 2026	975	987
Molson Coors Brewing Co. 4.20% 2046	4,530	4,516
Philip Morris International Inc. 2.625% 2022	1,515	1,534
Philip Morris International Inc. 4.25% 2044	9,550	10,545
Reynolds American Inc. 3.25% 2022	1,477	1,507
Reynolds American Inc. 4.45% 2025	14,570	15,686
Reynolds American Inc. 5.85% 2045	125	143
Wal-Mart Stores, Inc. 2.85% 2024	6,765	7,017
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,140
WM. Wrigley Jr. Co. 3.375% 20202	11,255	11,366
		246,148
Information technology 1.59%
Apple Inc. 1.55% 2021	11,630	11,586
Broadcom Inc. 4.25% 20262	41,375	43,995
Broadcom Inc. 4.75% 20292	61,009	66,768
Broadcom Ltd. 3.00% 2022	12,000	12,177
Broadcom Ltd. 3.625% 2024	1,962	2,033
Broadcom Ltd. 3.875% 2027	12,860	13,356
Financial & Risk US Holdings, Inc. 6.25% 20262	3,325	3,634

American Funds Insurance Series — Bond Fund — Page 120 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Microsoft Corp. 4.25% 2047	$10,000	$12,248
Xerox Corp. 3.50% 2020	1,500	1,514
		167,311
Industrials 1.18%
Airbus Group SE 2.70% 20232	2,120	2,156
ARAMARK Corp. 5.125% 2024	1,200	1,234
Avolon Holdings Funding Ltd. 3.625% 20222	2,810	2,883
Avolon Holdings Funding Ltd. 3.95% 20242	12,514	13,056
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)6	1,680	1,884
Boeing Co. 2.95% 2030	10,000	10,234
Bohai Financial Investment Holding Co., Ltd. 5.25% 20222	2,485	2,654
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021	—10	—10
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	50	53
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	318	330
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	187	191
General Electric Capital Corp. 2.342% 2020	4,588	4,592
General Electric Capital Corp. 3.10% 2023	1,750	1,788
General Electric Capital Corp. 3.373% 2025	4,615	4,807
General Electric Co. 2.70% 2022	4,800	4,865
Harris Corp. 3.832% 2025	945	1,008
IHS Markit Ltd. 4.25% 2029	5,000	5,394
Lockheed Martin Corp. 2.50% 2020	3,055	3,071
Lockheed Martin Corp. 3.10% 2023	1,155	1,192
Lockheed Martin Corp. 3.55% 2026	2,445	2,623
Lockheed Martin Corp. 4.50% 2036	1,895	2,246
Lockheed Martin Corp. 4.70% 2046	4,995	6,368
Mexico City Airport Trust 5.50% 2046	1,751	1,812
Mexico City Airport Trust 5.50% 2047	3,034	3,139
Mexico City Airport Trust 5.50% 20472	215	222
Northrop Grumman Corp. 3.25% 2028	10,845	11,314
NXP BV and NXP Funding LLC 4.125% 20212	2,000	2,051
Republic Services, Inc. 5.00% 2020	4,800	4,822
United Rentals, Inc. 5.50% 2027	5,000	5,369
United Technologies Corp. 3.125% 2027	9,525	10,002
Vinci SA 3.75% 20292	12,456	13,588
		124,948
Communication services 0.91%
AT&T Inc. 3.80% 2027	4,335	4,623
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,505	6,547
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20272	4,800	5,073
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	5,832
CenturyLink, Inc. 7.50% 2024	2,060	2,327
CenturyLink, Inc. 5.125% 20262	2,025	2,066
CenturyLink, Inc. 7.65% 2042	5,000	5,255
Comcast Corp. 3.15% 2028	7,200	7,545
Comcast Corp. 2.65% 2030	7,500	7,530
Comcast Corp. 4.00% 2048	5,000	5,551
France Télécom 9.00% 20316	1,480	2,291
Level 3 Communications, Inc. 4.625% 20272	4,525	4,641
NBCUniversal Enterprise, Inc., junior subordinated, 5.25%2	5,170	5,340
SoftBank Group Corp. 3.36% 20232	5,075	5,127
Tencent Holdings Ltd. 3.28% 20242	5,000	5,146

American Funds Insurance Series — Bond Fund — Page 121 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.40% 2034	$5,080	$5,886
Vodafone Group PLC 4.375% 2028	10,000	11,083
Vodafone Group PLC 4.25% 2050	3,050	3,187
Walt Disney Co. 4.00% 2023	1,100	1,179
		96,229
Real estate 0.43%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,531
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	169
American Campus Communities, Inc. 3.35% 2020	2,810	2,834
American Campus Communities, Inc. 3.75% 2023	2,900	3,022
Corporate Office Properties LP 5.25% 2024	10	11
Equinix, Inc. 2.90% 2026	3,287	3,299
Equinix, Inc. 3.20% 2029	3,846	3,867
Essex Portfolio LP 3.25% 2023	335	344
Essex Portfolio LP 3.875% 2024	1,000	1,057
Hospitality Properties Trust 4.25% 2021	4,250	4,311
Hospitality Properties Trust 5.00% 2022	1,270	1,336
Hospitality Properties Trust 4.50% 2025	855	879
Hospitality Properties Trust 3.95% 2028	1,710	1,668
Kimco Realty Corp. 3.40% 2022	1,045	1,080
Omega Healthcare Investors, Inc. 4.375% 2023	900	955
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,066
Scentre Group 2.375% 20212	175	175
Scentre Group 3.50% 20252	4,565	4,737
WEA Finance LLC 3.25% 20202	13,375	13,484
		45,825
Materials 0.09%
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 5-year + 4.971% on 10/19/2020)2,6	4,765	4,920
Braskem SA 4.50% 20302	2,500	2,491
Holcim Ltd. 5.15% 20232	1,560	1,676
		9,087
Total corporate bonds & notes		3,122,420
U.S. Treasury bonds & notes 28.74% U.S. Treasury 24.36%
U.S. Treasury 8.75% 202011	38,500	40,174
U.S. Treasury 1.625% 2021	6,740	6,749
U.S. Treasury 1.625% 2022	70,000	70,022
U.S. Treasury 1.625% 2022	521	521
U.S. Treasury 2.375% 2023	48,100	49,179
U.S. Treasury 2.50% 2023	57,200	58,775
U.S. Treasury 2.625% 2023	70,000	72,625
U.S. Treasury 2.75% 2023	173,600	179,831
U.S. Treasury 1.50% 2024	75,423	74,802
U.S. Treasury 1.75% 2024	48,282	48,440
U.S. Treasury 2.125% 2024	72,100	73,554
U.S. Treasury 2.125% 202411	72,100	73,520
U.S. Treasury 2.125% 2024	50,000	50,938
U.S. Treasury 2.25% 2024	65,000	66,521
U.S. Treasury 2.75% 2025	132,000	138,843

American Funds Insurance Series — Bond Fund — Page 122 of 184

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 202511	$96,200	$102,032
U.S. Treasury 2.875% 2025	72,100	76,361
U.S. Treasury 1.375% 2026	150,000	145,940
U.S. Treasury 1.625% 2026	75,000	74,118
U.S. Treasury 2.25% 2026	146,369	150,433
U.S. Treasury 2.375% 2026	67,586	69,975
U.S. Treasury 2.25% 202711	120,200	123,645
U.S. Treasury 2.25% 202711	72,100	74,148
U.S. Treasury 6.125% 202711	24,000	31,536
U.S. Treasury 2.875% 2028	72,100	77,679
U.S. Treasury 1.75% 2029	69,308	68,252
U.S. Treasury 2.25% 204911	364,471	353,646
U.S. Treasury 2.375% 2049	11,800	11,761
U.S. Treasury 3.00% 204911	182,915	206,346
		2,570,366
U.S. Treasury inflation-protected securities 4.38%
U.S. Treasury Inflation-Protected Security 0.125% 202412	25,074	25,235
U.S. Treasury Inflation-Protected Security 0.375% 202512	55,368	56,544
U.S. Treasury Inflation-Protected Security 0.375% 202711,12	105,195	107,342
U.S. Treasury Inflation-Protected Security 0.50% 202811,12	130,403	133,824
U.S. Treasury Inflation-Protected Security 1.00% 204912	124,504	138,576
		461,521
Total U.S. Treasury bonds & notes		3,031,887
Bonds & notes of governments & government agencies outside the U.S. 3.03%
Dominican Republic 5.95% 20272	8,100	8,963
Italy (Republic of) 0.95% 2023	€45,000	51,635
Italy (Republic of) 1.50% 2025	33,327	38,897
Japan, Series 20, 0.10% 202512	¥11,475,000	107,563
Portuguese Republic 5.125% 2024	$24,775	27,881
Portuguese Republic 5.65% 2024	€20,000	27,792
PT Indonesia Asahan Aluminium Tbk 5.23% 20212	$1,862	1,955
PT Indonesia Asahan Aluminium Tbk 5.71% 20232	1,020	1,127
Qatar (State of) 4.50% 20282	5,100	5,853
Qatar (State of) 5.103% 20482	3,400	4,376
Saudi Arabia (Kingdom of) 3.628% 20272	5,000	5,312
Saudi Arabia (Kingdom of) 3.625% 20282	11,435	12,095
United Mexican States, Series M, 5.75% 2026	MXN527,500	26,459
		319,908
Asset-backed obligations 2.26%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 20221	$5,970	6,007
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 20221	1,062	1,064
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 20251	400	409
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20231	218	218
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20221,2	4,311	4,319
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 20241,2	835	847
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 20251,2	743	747
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 20251,2	1,125	1,132
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 20251,2	3,045	3,092
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 20221	307	307
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20221,2	522	522

American Funds Insurance Series — Bond Fund — Page 123 of 184

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 20231	$227	$227
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 20231	2,480	2,506
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 20251	4,910	4,964
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 20251	4,665	4,744
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 20261	4,020	4,079
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20231,2	306	306
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20231,2	1,437	1,438
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 20251,2	880	885
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 20251,2	1,915	1,917
Drivetime Auto Owner Trust, Series 2019-2A Class C, 3.18% 20251,2	2,565	2,597
Drivetime Auto Owner Trust, Series 2019-2A Class D, 3.48% 20251,2	4,250	4,311
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20221,2	976	976
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 20211,2	87	87
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 20221,2	7,312	7,332
Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.06% 20231,2	3,140	3,166
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 20241,2	5,000	5,030
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 20241,2	2,500	2,537
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82% 20241,2	4,145	4,236
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 20251,2	5,000	5,039
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 20251,2	6,000	6,150
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20271,2	26,755	26,763
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20301,2	17,675	18,467
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20301,2	1,500	1,575
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20311,2	31,410	32,671
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 20241	2,625	2,632
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 20231	520	524
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 20231	360	361
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-4A, Class A, 2.65% 20221,2	4,015	4,037
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 20251,2	8,484	8,465
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 20251,2	4,500	4,640
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 1.992% 20371,3	1,333	68
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 20241,2	2,190	2,203
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 20251,2	1,355	1,365
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20221	321	322
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20221	5,268	5,272
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 20221	3,955	3,968
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20221	335	335
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 20251	3,110	3,173
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 20331,2	1,146	1,146
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 20311,2	6,000	6,096
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20211,2	4,150	4,151
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 20211,2	1,500	1,503
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 20211,2	2,000	2,004
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 20221,2	3,719	3,725
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 20221,2	2,450	2,460
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 2.66% 20261,2,3	2,739	2,740
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20221,2	493	493
World Financial Network Credit Card Master Note Trust, Series 2019-C, Class A, 2.21% 20261	16,000	16,026
		238,376
Municipals 2.14% Illinois 1.91%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	29,010	31,576
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,590	9,808
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	27,639	28,850

American Funds Insurance Series — Bond Fund — Page 124 of 184

Bonds, notes & other debt instruments (continued) Municipals (continued) Illinois (continued)	Principal amount (000)	Value (000)
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	$106,125	$114,494
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,831
G.O. Bonds, Series 2013-B, 4.11% 2022	750	762
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,167
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	251
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,504
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,447
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,419
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	3,892	4,034
		202,143
Florida 0.14%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	14,400	14,493
California 0.07%
G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,165
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,829
		6,994
New Jersey 0.02%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,527
Total municipals		226,157
Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026	11,910	12,086
Total bonds, notes & other debt instruments (cost: $9,994,467,000)		10,314,803
Common stocks 0.00% Energy 0.00%	Shares
Tribune Resources, Inc.5,13	83,079	135
Information technology 0.00%
Corporate Risk Holdings I, Inc.5,13,14	70,193	8
Communication services 0.00%
Adelphia Recovery Trust, Series ACC-15,13,14	2,409,545	1
Total common stocks (cost: $605,000)		144
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 20235,13,14	112,665	1
Tribune Resources, Inc., Class B, warrants, expire 20235,13,14	87,629	1
Tribune Resources, Inc., Class C, warrants, expire 20235,13,14	17,050	—10
Ultra Petroleum Corp., warrants, expire 202513	8,750	1
Total rights & warrants (cost: $18,000)		3

American Funds Insurance Series — Bond Fund — Page 125 of 184

Short-term securities 5.71% Money market investments 5.71%	Shares	Value (000)
Capital Group Central Cash Fund 1.73%15	6,024,511	$602,451
Total short-term securities (cost: $602,341,000)		602,451
Total investment securities 103.47% (cost: $10,597,431,000)		10,917,401
Other assets less liabilities (3.47)%		(366,241)
Net assets 100.00%		$10,551,160

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount16 (000)	Value at 12/31/201917 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	9,081	April 2020	$1,816,200	$1,956,956	$(375)
5 Year Euro-Bobl Futures	Short	1,633	March 2020	€(163,300)	(244,775)	804
5 Year U.S. Treasury Note Futures	Long	11,307	April 2020	$1,130,700	1,341,116	(5,279)
10 Year Euro-Bund Futures	Short	532	March 2020	€(53,200)	(101,739)	972
10 Year U.S. Treasury Note Futures	Short	489	March 2020	$(48,900)	(62,798)	663
10 Year Ultra U.S. Treasury Note Futures	Short	3,335	March 2020	(333,500)	(469,245)	5,934
30 Year Euro-Buxl Futures	Long	272	March 2020	€27,200	60,526	(1,684)
30 Year Ultra U.S. Treasury Bond Futures	Long	924	March 2020	$92,400	167,850	(5,114)
						$(4,079)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
EUR69,777	USD77,714	Citibank	1/6/2020	$584
EUR3,926	USD4,371	Bank of New York Mellon	1/6/2020	35
USD81,563	EUR73,700	Morgan Stanley	1/6/2020	(1,137)
USD38,670	MXN755,000	Barclays Bank PLC	1/7/2020	(1,224)
KRW96,758,000	USD82,788	Citibank	1/9/2020	899
KRW96,758,000	USD82,809	JPMorgan Chase	1/9/2020	878
USD104	MXN2,000	Barclays Bank PLC	1/13/2020	(2)
USD121,292	EUR109,250	HSBC Bank	1/13/2020	(1,355)
USD99,139	JPY10,730,000	Citibank	1/14/2020	306
USD13,351	JPY1,445,000	Goldman Sachs	1/15/2020	41
USD51,458	EUR46,000	Morgan Stanley	1/23/2020	(216)
				$(1,191)

American Funds Insurance Series — Bond Fund — Page 126 of 184

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.355%	U.S. EFFR	10/24/2021	$95,600	$(160)	$—	$(160)
1.339%	U.S. EFFR	10/24/2021	173,700	(341)	—	(341)
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(621)	—	(621)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(644)	—	(644)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(710)	—	(710)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,009)	—	(7,009)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,512)	—	(1,512)
3-month USD-LIBOR	1.556%	11/27/2024	$148,600	1,222	—	1,222
3-month USD-LIBOR	1.561%	11/27/2024	148,600	1,187	—	1,187
3-month USD-LIBOR	1.554%	11/27/2024	126,300	1,051	—	1,051
3-month USD-LIBOR	1.5335%	11/29/2024	148,500	1,373	—	1,373
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(228)	—	(228)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(760)	—	(760)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,046	—	1,046
					$—	$(6,106)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,120,890,000, which represented 10.62% of the net assets of the fund.
3	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
4	Purchased on a TBA basis.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,541,000, which represented .03% of the net assets of the fund.
6	Step bond; coupon rate may change at a later date.
7	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $87,000, which represented less than .01% of the net assets of the fund.
8	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
9	Scheduled interest and/or principal payment was not received.
10	Amount less than one thousand.
11	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,365,000, which represented .38% of the net assets of the fund.
12	Index-linked bond whose principal amount moves with a government price index.
13	Security did not produce income during the last 12 months.
14	Value determined using significant unobservable inputs.
15	Rate represents the seven-day yield at 12/31/2019.
16	Notional amount is calculated based on the number of contracts and notional contract size.
17	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
Auth. = Authority	ICE = Intercontinental Exchange, Inc.
CLO = Collateralized Loan Obligations	JPY/¥ = Japanese yen
Dev. = Development	KRW = South Korean won
Econ. = Economic	LIBOR = London Interbank Offered Rate
EFFR = Effective Federal Funds Rate	MXN = Mexican pesos
EUR/€ = Euros	Ref. = Refunding
EURIBOR = Euro Interbank Offered Rate	Rev. = Revenue
Facs. = Facilities	SOFR = Secured Overnight Financing Rate
Fin. = Finance	TBA = To-be-announced
G.O. = General Obligation	USD/$ = U.S. dollars

American Funds Insurance Series — Bond Fund — Page 127 of 184

Global Bond Fund

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 93.61% Euros 17.85%	Principal amount (000)	Value (000)
Allianz SE 4.75% (3-month EUR-EURIBOR + 3.60% on 10/24/2023)1	€4,200	$5,452
Altria Group, Inc. 1.00% 2023	1,020	1,165
Altria Group, Inc. 1.70% 2025	1,600	1,866
Altria Group, Inc. 2.20% 2027	2,900	3,447
Banque Centrale de Tunisie 6.75% 2023	1,250	1,454
Banque Centrale de Tunisie 6.375% 2026	3,800	4,240
Barclays Bank PLC 6.00% 2021	1,000	1,191
Barclays Bank PLC 6.625% 2022	1,070	1,372
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)1	1,500	1,779
CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EURIBOR) 5-year + 1.68% on 4/17/2025)1	2,400	2,789
Canada 3.50% 2020	2,500	2,807
China (People’s Republic of) 0.125% 2026	1,400	1,565
Cote d’Ivoire (Republic of) 5.25% 2030	900	1,032
Cote d’Ivoire (Republic of) 5.875% 2031	840	983
Deutsche Telekom International Finance BV 7.50% 2033	200	395
Egypt (Arab Republic of) 5.625% 2030	745	864
European Financial Stability Facility 0.40% 2025	6,000	6,933
French Republic O.A.T. 0% 2029	4,725	5,240
French Republic O.A.T. 0.50% 2029	14,440	16,845
French Republic O.A.T. 2.00% 2048	1,490	2,150
Germany (Federal Republic of) 0.10% 20262	4,547	5,554
Germany (Federal Republic of) 0% 2029	12,440	14,209
Germany (Federal Republic of) 0.50% 20302	4,056	5,400
Germany (Federal Republic of) 1.25% 2048	1,150	1,620
Greece (Hellenic Republic of) 3.45% 2024	11,275	14,205
Greece (Hellenic Republic of) 3.375% 2025	6,800	8,683
Greece (Hellenic Republic of) 3.75% 2028	12,204	16,210
Greece (Hellenic Republic of) 3.875% 2029	24,005	32,521
Greece (Hellenic Republic of) 3.90% 2033	2,575	3,550
Greece (Hellenic Republic of) 4.00% 2037	2,520	3,545
Greece (Hellenic Republic of) 4.20% 2042	2,409	3,577
Groupe BPCE SA 4.625% 2023	1,200	1,550
Groupe BPCE SA 1.00% 2025	2,900	3,350
Hungary 3.875% 2020	1,000	1,131
Intesa Sanpaolo SpA 6.625% 2023	510	684
Israel (State of) 1.50% 2027	775	944
Israel (State of) 1.50% 2029	725	890
Italy (Republic of) 1.35% 2022	2,665	3,076
Italy (Republic of) 0.10% 20232	22,007	25,004
Italy (Republic of) 1.85% 2024	5,200	6,178
Italy (Republic of) 2.80% 2028	32,938	41,841
Italy (Republic of) 3.00% 2029	7,440	9,620
Italy (Republic of) 3.85% 2049	3,130	4,549
Lloyds Banking Group PLC 6.50% 2020	1,090	1,240
Lloyds Banking Group PLC 1.75% 20281	2,400	2,771
Morocco (Kingdom of) 3.50% 2024	1,400	1,789

American Funds Insurance Series — Global Bond Fund — Page 128 of 184

Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
Morocco (Kingdom of) 1.50% 2031	€4,100	$4,620
Portuguese Republic 2.875% 2025	7,625	9,934
Portuguese Republic 1.95% 2029	2,110	2,700
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)1	2,400	2,779
Romania 2.875% 2029	1,640	2,081
Romania 3.50% 2034	835	1,057
Romania 3.875% 2035	2,810	3,670
Romania 3.375% 2038	4,170	5,101
Romania 4.125% 2039	1,550	2,022
Romania 4.625% 2049	12,905	17,913
Romania 4.625% 2049	80	111
Russian Federation 2.875% 2025	2,700	3,451
Russian Federation 2.875% 2025	1,500	1,917
Serbia (Republic of) 1.50% 2029	9,729	11,127
Spain (Kingdom of) 1.45% 2027	8,975	10,990
Spain (Kingdom of) 1.45% 2029	6,910	8,475
Spain (Kingdom of) 2.70% 2048	850	1,268
State Grid Europe Development (2014) PLC 1.50% 2022	194	224
State Grid Overseas Investment Ltd. 1.25% 2022	765	880
State Grid Overseas Investment Ltd. 1.375% 2025	441	517
State Grid Overseas Investment Ltd. 2.125% 2030	200	249
Stryker Corp 0.25% 2024	480	538
Stryker Corp. 0.75% 2029	980	1,102
Stryker Corp. 1.00% 2031	450	502
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	2,275	2,853
Ukraine Government 6.75% 2026	3,119	3,937
Ukraine Government 6.75% 2026	1,225	1,546
UniCredit SpA 5.75% 20251	900	1,052
		379,876
Japanese yen 13.35%
Export-Import Bank of India 0.59% 2022	¥400,000	3,667
Goldman Sachs Group, Inc. 1.00% 20213	28,000	261
Goldman Sachs Group, Inc. 2.80% 20223	100,000	970
Indonesia (Republic of) 0.67% 2021	200,000	1,844
Indonesia (Republic of) 0.54% 2022	100,000	920
Japan, Series 19, 0.10% 20242	2,438,212	22,821
Japan, Series 18, 0.10% 20242	1,966,375	18,378
Japan, Series 20, 0.10% 20252	683,400	6,406
Japan, Series 21, 0.10% 20262	993,223	9,342
Japan, Series 344, 0.10% 2026	605,000	5,650
Japan, Series 346, 0.10% 2027	3,125,000	29,185
Japan, Series 23, 0.10% 20282	2,001,246	18,953
Japan, Series 356, 0.10% 2029	6,560,000	61,085
Japan, Series 24, 0.10% 20292	1,614,981	15,294
Japan, Series 116, 2.20% 2030	1,735,000	19,571
Japan, Series 145, 1.70% 2033	2,210,000	24,705
Japan, Series 21, 2.30% 2035	720,000	8,842
Japan, Series 161, 0.60% 2037	790,000	7,744
Japan, Series 42, 1.70% 2044	911,900	11,047
Japan, Series 57, 0.80% 2047	70,000	714
Japan, Series 59, 0.70% 2048	382,500	3,806
KT Corp. 0.30% 2020	600,000	5,522
KT Corp. 0.31% 2020	100,000	921

American Funds Insurance Series — Global Bond Fund — Page 129 of 184

Bonds, notes & other debt instruments (continued) Japanese yen (continued)	Principal amount (000)	Value (000)
United Mexican States 0.70% 2021	¥600,000	$5,547
United Mexican States 0.62% 2022	100,000	921
		284,116
Chinese yuan renminbi 3.25%
China (People’s Republic of), Series 1906, 3.29% 2029	CNY49,600	7,199
China (People’s Republic of), Series 1910, 3.86% 2049	172,240	25,394
China Development Bank Corp., Series 1814, 4.15% 2025	20,900	3,113
China Development Bank Corp., Series 1805, 4.04% 2028	33,000	4,853
China Development Bank Corp., Series 1905, 3.48% 2029	203,200	28,709
		69,268
Malaysian ringgits 1.83%
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR61,900	15,312
Malaysia (Federation of), Series 0217, 4.059% 2024	2,000	507
Malaysia (Federation of), Series 0114, 4.181% 2024	2,000	510
Malaysia (Federation of), Series 0310, 4.498% 2030	8,420	2,236
Malaysia (Federation of), Series 0418, 4.893% 2038	61,226	17,060
Malaysia (Federation of), Series 0219, 4.467% 2039	9,000	2,386
Malaysia (Federation of), Series 0518, 4.921% 2048	3,000	833
		38,844
Indian rupees 1.66%
India (Republic of) 8.83% 2023	INR469,900	7,119
India (Republic of) 6.97% 2026	396,450	5,616
India (Republic of) 7.59% 2026	277,600	4,051
India (Republic of) 6.79% 2027	525,000	7,337
India (Republic of) 8.24% 2027	180,600	2,725
India (Republic of) 7.17% 2028	226,200	3,235
India (Republic of) 7.59% 2029	95,800	1,406
National Highways Authority of India 7.17% 2021	220,000	3,107
National Highways Authority of India 7.27% 2022	50,000	700
		35,296
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2020	BRL91,700	22,329
Brazil (Federative Republic of) 0% 2020	12,100	2,976
Brazil (Federative Republic of) 0% 2021	13,000	3,011
Brazil (Federative Republic of) 10.00% 2025	18,600	5,317
		33,633
South African rand 1.46%
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR168,450	8,383
South Africa (Republic of), Series R-2044, 8.75% 2044	192,925	12,121
South Africa (Republic of), Series R-2048, 8.75% 2048	167,350	10,554
		31,058
Danish kroner 1.45%
Nykredit Realkredit AS, Series 01E, 1.50% 20374	DKr44,076	6,844
Nykredit Realkredit AS, Series 01E, 2.00% 20374	14,470	2,267
Nykredit Realkredit AS, Series 01E, 1.50% 20404	134,552	20,876
Nykredit Realkredit AS, Series 01E, 2.50% 20474	6,054	958
		30,945

American Funds Insurance Series — Global Bond Fund — Page 130 of 184

Bonds, notes & other debt instruments (continued) British pounds 1.37%	Principal amount (000)	Value (000)
France Télécom 5.375% 2050	£300	$623
Lloyds Banking Group PLC 7.625% 2025	655	1,108
United Kingdom 2.25% 2023	1,550	2,179
United Kingdom 2.75% 2024	1,210	1,761
United Kingdom 4.25% 2027	2,800	4,730
United Kingdom 3.25% 2044	4,440	8,182
United Kingdom 3.50% 2045	890	1,719
United Kingdom 1.50% 2047	6,490	8,911
		29,213
Canadian dollars 1.29%
Canada 1.00% 2022	C$1,050	795
Canada 2.25% 2025	29,450	23,346
Canada 2.75% 2048	3,500	3,298
		27,439
Mexican pesos 1.26%
Petróleos Mexicanos 7.19% 2024	MXN7,073	342
Petróleos Mexicanos 7.47% 2026	91,927	4,277
United Mexican States, Series M, 7.50% 2027	291,520	16,028
United Mexican States, Series M20, 8.50% 2029	106,000	6,244
		26,891
Norwegian kroner 1.16%
Norway (Kingdom of) 3.75% 2021	NKr111,851	13,170
Norway (Kingdom of) 2.00% 2023	99,579	11,570
		24,740
Israeli shekels 1.11%
Israel (State of) 2.00% 2027	ILS42,900	13,547
Israel (State of) 5.50% 2042	20,200	10,041
		23,588
Polish zloty 0.82%
Poland (Republic of), Series 1021, 5.75% 2021	PLN19,180	5,441
Poland (Republic of), Series 0922, 5.75% 2022	36,700	10,733
Poland (Republic of), Series 1029, 2.75% 2029	4,900	1,363
		17,537
Indonesian rupiah 0.51%
Indonesia (Republic of), Series 64, 6.125% 2028	IDR9,247,000	629
Indonesia (Republic of), Series 78, 8.25% 2029	105,022,000	8,172
Indonesia (Republic of), Series 68, 8.375% 2034	27,353,000	2,113
		10,914
Russian rubles 0.49%
Russian Federation 7.00% 2023	RUB120,000	2,012
Russian Federation 6.90% 2029	248,750	4,226
Russian Federation 8.50% 2031	82,440	1,571
Russian Federation 7.70% 2033	22,840	411
Russian Federation 7.25% 2034	121,920	2,119
		10,339
Thai baht 0.43%
Thailand (Kingdom of) 2.125% 2026	THB257,750	9,046

American Funds Insurance Series — Global Bond Fund — Page 131 of 184

Bonds, notes & other debt instruments (continued) South Korean won 0.37%	Principal amount (000)	Value (000)
South Korea (Republic of), Series 2712, 2.375% 2027	KRW8,658,930	$7,885
Ukrainian hryvnia 0.36%
Ukraine Government 16.06% 2022	UAH86,536	3,937
Ukraine Government 17.00% 2022	60,180	2,756
Ukraine Government 17.25% 2022	19,484	883
		7,576
Colombian pesos 0.26%
Colombia (Republic of), Series B, 10.00% 2024	COP7,897,500	2,850
Colombia (Republic of), Series B, 6.00% 2028	8,825,000	2,675
		5,525
Australian dollars 0.13%
Australia (Commonwealth of), Series 133, 5.50% 2023	A$3,335	2,686
Uruguayan pesos 0.10%
Uruguay (Oriental Republic of) 8.50% 2028	UYU95,641	2,199
Dominican pesos 0.08%
Dominican Republic 9.75% 2026	DOP90,700	1,759
Argentine pesos 0.06%
Argentine Republic 2.50% 20212	ARS151,572	1,182
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 60.528% 20285	13,568	146
		1,328
U.S. dollars 41.38%
Abbott Laboratories 3.40% 2023	$137	144
Abbott Laboratories 3.75% 2026	793	867
AbbVie Inc. 2.50% 2020	3,155	3,160
AbbVie Inc. 2.90% 2022	1,170	1,194
AbbVie Inc. 3.20% 2022	200	205
AbbVie Inc. 3.20% 2026	2,007	2,078
AbbVie Inc. 4.50% 2035	410	465
ACE INA Holdings Inc. 2.30% 2020	180	181
ACE INA Holdings Inc. 2.875% 2022	195	200
ACE INA Holdings Inc. 3.35% 2026	195	207
ACE INA Holdings Inc. 4.35% 2045	425	514
ADT Corp. 3.50% 2022	595	607
AES Corp. 5.50% 2025	250	259
Aetna Inc. 2.80% 2023	340	346
AG Merger Sub II, Inc. 10.75% 20273	204	205
AK Steel Holding Corp. 7.625% 2021	225	227
Albertsons Cos. LLC 4.625% 20273	450	450
Allergan PLC 3.00% 2020	2,820	2,822
Allergan PLC 4.75% 2045	130	141
Allison Transmission Holdings, Inc. 5.00% 20243	455	467
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 20255,6	650	637
Altice NV 7.50% 20263	275	296
Altice SA 7.625% 20253	450	469

American Funds Insurance Series — Global Bond Fund — Page 132 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Altria Group, Inc. 4.50% 2043	$191	$195
Altria Group, Inc. 5.95% 2049	131	159
Amazon.com, Inc. 2.80% 2024	2,920	3,023
Amazon.com, Inc. 3.15% 2027	980	1,037
AMC Networks Inc. 5.00% 2024	50	51
AMC Networks Inc. 4.75% 2025	225	226
American Campus Communities, Inc. 3.75% 2023	1,810	1,886
American Campus Communities, Inc. 4.125% 2024	1,195	1,274
American Energy-Permian Basin, LLC/AEPB Finance Corp. 12.00% 20243	355	247
Amgen Inc. 1.85% 2021	420	419
Anheuser-Busch InBev NV 4.15% 2025	2,230	2,428
Anheuser-Busch InBev NV 4.00% 2028	1,050	1,155
Anheuser-Busch InBev NV 4.75% 2029	1,975	2,288
Apple Inc. 2.50% 2022	1,200	1,218
Apple Inc. 3.35% 2027	1,075	1,145
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.945% 20255,6	80	82
Argentine Republic 6.875% 2021	3,575	1,941
Argentine Republic 7.50% 2026	2,200	1,150
Argentine Republic 6.875% 2048	1,695	817
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.245% 20235,6	210	199
Associated Materials, LLC 9.00% 20243	1,069	941
AstraZeneca PLC 3.50% 2023	2,700	2,825
AT&T Inc. 4.250% 2027	3,775	4,145
Autoridad del Canal de Panama 4.95% 20353	1,000	1,168
Avis Budget Group, Inc. 5.50% 2023	220	225
Avis Budget Group, Inc. 5.25% 20253	125	129
B&G Foods, Inc. 5.25% 2025	225	232
Bank of America Corp. 2.625% 2020	1,550	1,559
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)1	1,400	1,454
Bausch Health Cos. Inc. 5.00% 20283	115	118
Bayer AG 3.375% 20243	840	866
Bayer US Finance II LLC 3.875% 20233	900	945
Bayer US Finance II LLC 4.25% 20253	203	219
Bayerische Motoren Werke AG 2.95% 20223	3,675	3,745
Becton, Dickinson and Co. 3.70% 2027	933	994
Boyd Gaming Corp. 4.75% 20273	265	276
Brandywine Operating Partnership, LP 3.95% 2023	190	197
Braskem SA 4.50% 20303	745	742
Bristol-Myers Squibb Co. 2.90% 20243	2,756	2,845
British American Tobacco International Finance PLC 3.50% 20223	385	396
British American Tobacco PLC 2.789% 2024	1,150	1,160
British American Tobacco PLC 3.215% 2026	955	963
British American Tobacco PLC 3.557% 2027	1,545	1,577
British American Tobacco PLC 3.462% 2029	1,150	1,164
British American Tobacco PLC 4.39% 2037	2,400	2,429
British American Tobacco PLC 4.758% 2049	894	925
Brookfield Property REIT Inc. 5.75% 20263	600	634
Cablevision Systems Corp. 6.75% 2021	950	1,025
Calpine Corp. 5.25% 20263	105	110
Carrizo Oil & Gas Inc. 6.25% 2023	280	285
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20233	450	460
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20263	475	502
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,748
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 20303	275	281
Centene Corp. 4.75% 2022	540	552

American Funds Insurance Series — Global Bond Fund — Page 133 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Centene Corp. 4.75% 2025	$350	$364
Centene Corp. 4.625% 20293	505	533
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20234	62	62
CenturyLink, Inc. 6.75% 2023	800	895
CenturyLink, Inc. 7.50% 2024	250	282
CenturyLink, Inc. 5.125% 20263	225	230
CenturyLink, Inc., Series T, 5.80% 2022	325	342
Chemours Co. 6.625% 2023	780	785
Chesapeake Energy Corp. 4.875% 2022	915	725
Chesapeake Energy Corp. 5.75% 2023	460	313
Chesapeake Energy Corp. 11.50% 20253	136	129
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 9.928% 20245,6	205	212
Cigna Corp. 3.40% 2021	750	768
Cigna Corp. 4.125% 2025	830	901
Citigroup Inc. 2.35% 2021	1,500	1,509
Cleveland-Cliffs Inc. 4.875% 20243	950	973
Cleveland-Cliffs Inc. 5.75% 2025	672	665
Cleveland-Cliffs Inc. 5.875% 20273	1,300	1,250
CMS Energy Corp. 5.05% 2022	392	414
CMS Energy Corp. 3.875% 2024	100	105
CMS Energy Corp. 3.00% 2026	1,200	1,233
Colombia (Republic of) 3.875% 2027	350	371
Colombia (Republic of) 4.50% 2029	1,165	1,295
Colombia (Republic of) 5.20% 2049	2,420	2,921
Columbia Pipeline Partners LP 3.30% 2020	85	85
Comcast Corp. 3.95% 2025	2,610	2,848
CommScope Finance LLC 6.00% 20263	250	266
Community Health Systems Inc. 5.125% 2021	150	150
Compass Diversified Holdings 8.00% 20263	440	478
Comstock Resources, Inc. 9.75% 2026	375	341
Conagra Brands, Inc. 4.30% 2024	2,380	2,563
CONSOL Energy Inc. 5.875% 2022	1,949	1,955
Consolidated Energy Finance SA 6.50% 20263	185	174
Constellation Oil Services Holding SA 10.00% 20243,7,8,9	2,499	1,187
Consumers Energy Co. 3.375% 2023	345	361
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	7	8
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	23	24
Convey Park Energy LLC 7.50% 20253	125	108
Costa Rica (Republic of) 6.125% 20313	640	682
Crédit Agricole SA 4.375% 20253	1,100	1,183
CVR Partners, LP 9.25% 20233	200	209
CVS Health Corp. 2.80% 2020	430	431
CVS Health Corp. 3.35% 2021	277	282
CVS Health Corp. 3.50% 2022	430	444
CVS Health Corp. 3.70% 2023	710	740
DaimlerChrysler North America Holding Corp. 2.00% 20213	2,100	2,096
DaimlerChrysler North America Holding Corp. 2.875% 20213	2,275	2,295
DaimlerChrysler North America Holding Corp. 3.00% 20213	6,425	6,489
Danske Bank AS 2.70% 20223	1,400	1,410
DaVita HealthCare Partners Inc. 5.00% 2025	230	237
DCP Midstream Operating LP 4.95% 2022	365	380
Deutsche Telekom International Finance BV 1.95% 20213	575	575
Deutsche Telekom International Finance BV 2.82% 20223	1,675	1,700
Deutsche Telekom International Finance BV 4.375% 20283	890	994
Deutsche Telekom International Finance BV 9.25% 2032	930	1,478

American Funds Insurance Series — Global Bond Fund — Page 134 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Diamond Offshore Drilling, Inc. 4.875% 2043	$675	$370
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.50% 20235,6	114	111
Diebold, Inc. 8.50% 2024	150	145
Dominican Republic 7.50% 20213	1,333	1,387
Dominican Republic 5.50% 20253	1,375	1,484
Dominican Republic 8.625% 20273	225	274
Dominican Republic 6.40% 20493	1,613	1,774
DP World Crescent 4.848% 20283	550	604
Duke Energy Corp. 3.75% 2024	550	583
Duke Energy Corp. 2.65% 2026	2,695	2,707
Duke Energy Progress, LLC 3.70% 2028	1,225	1,340
Dun & Bradstreet Corp. 6.875% 20263	205	227
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.792% 20265,6	225	227
Egypt (Arab Republic of) 5.75% 2020	1,800	1,822
Egypt (Arab Republic of) 7.50% 20273	2,200	2,458
Electricité de France SA 4.875% 20383	795	934
Embarq Corp. 7.995% 2036	330	350
EMD Finance LLC 2.40% 20203	1,485	1,486
EMD Finance LLC 2.95% 20223	225	228
EMD Finance LLC 3.25% 20253	2,950	3,037
Empresas Publicas de Medellin E.S.P. 4.25% 20293	1,030	1,073
Enbridge Inc. 4.00% 2023	600	634
Enbridge Inc. 4.25% 2026	655	721
Enbridge Inc. 3.70% 2027	754	798
Encompass Health Corp. 4.50% 2028	86	89
Endo International PLC 5.75% 20223	1,155	860
Endo International PLC 6.00% 20251,3	1,075	728
Enel Finance International SA 2.75% 20233	5,000	5,036
Enel Finance International SA 3.625% 20273	2,375	2,460
Enel Finance International SA 3.50% 20283	1,800	1,842
Energy Transfer Partners, LP 4.00% 2027	1,490	1,541
Energy Transfer Partners, LP 4.20% 2027	110	115
Energy Transfer Partners, LP 6.00% 2048	70	82
Energy Transfer Partners, LP 6.25% 2049	910	1,097
Enersis Américas SA 4.00% 2026	650	675
Essex Portfolio LP 3.50% 2025	2,835	2,976
Essex Portfolio LP 3.375% 2026	885	920
Euramax International, Inc. 12.00% 20203	650	645
European Investment Bank 2.25% 2022	700	709
Exelon Corp. 3.40% 2026	1,465	1,530
Exelon Corp., junior subordinated, 3.497% 20221	525	539
Extraction Oil & Gas, Inc. 5.625% 20263	425	256
Exxon Mobil Corp. 2.222% 2021	570	574
Fannie Mae Pool #MA2754 3.00% 20264	225	231
Fannie Mae Pool #AB4281 3.00% 20274	33	34
Fannie Mae Pool #MA3798 3.00% 20344	631	647
Fannie Mae Pool #MA3657 3.00% 20344	61	63
Fannie Mae Pool #AP7888 3.50% 20424	620	655
Fannie Mae Pool #AO4151 3.50% 20424	295	311
Fannie Mae Pool #AQ0770 3.50% 20424	209	223
Fannie Mae Pool #MA3467 4.00% 20484	6,404	6,672
Fannie Mae Pool #FM1437 4.00% 20484	3,737	3,896
Fannie Mae Pool #MA3495 4.00% 20484	2,272	2,367
Fannie Mae Pool #MA3521 4.00% 20484	1,014	1,055
Fannie Mae Pool #MA3443 4.00% 20484	109	113

American Funds Insurance Series — Global Bond Fund — Page 135 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #MA3692 3.50% 20494	$21,336	$21,926
Fannie Mae Pool #MA3775 3.50% 20494	967	994
Fannie Mae Pool #BN6683 3.50% 20494	821	844
Fannie Mae Pool #MA3637 3.50% 20494	32	33
Fannie Mae Pool #MA3776 4.00% 20494	9,182	9,583
Fannie Mae Pool #MA3693 4.00% 20494	6,658	6,924
Fannie Mae Pool #BO2188 4.00% 20494	1,750	1,825
Fannie Mae Pool #FM1238 4.00% 20494	1,262	1,313
Fannie Mae Pool #MA3804 4.00% 20494	1,225	1,280
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 20224	1,495	1,501
First Quantum Minerals Ltd. 7.25% 20233	875	908
First Quantum Minerals Ltd. 7.50% 20253	1,875	1,921
First Quantum Minerals Ltd. 6.875% 20263	325	330
FirstEnergy Corp. 3.90% 2027	3,915	4,187
FirstEnergy Corp. 3.50% 20283	645	672
FirstEnergy Corp. 4.85% 2047	380	451
France Télécom 9.00% 20311	2,434	3,767
Freddie Mac 3.50% 20484	651	671
Freddie Mac Pool #ZS8588 3.00% 20304	125	128
Freddie Mac Pool #SB8002 3.00% 20344	753	772
Freddie Mac Pool #QN0549 3.00% 20344	677	694
Freddie Mac Pool #ZT2091 3.00% 20344	295	303
Freddie Mac Pool #SB8027 3.00% 20354	443	455
Freddie Mac Pool #ZT1545 4.00% 20484	21,875	22,779
Freddie Mac Pool #SI2002 4.00% 20484	5,587	5,860
Freddie Mac Pool #SD8005 3.50% 20494	4,435	4,557
Freddie Mac Pool #SD8001 3.50% 20494	938	965
Freddie Mac Pool #RA1173 3.50% 20494	892	918
Freddie Mac Pool #ZT1709 3.50% 20494	596	613
Freddie Mac Pool #ZT1951 3.50% 20494	72	74
Freddie Mac Pool #ZT2086 3.50% 20494	54	56
Freddie Mac Pool #ZA7047 3.50% 20494	36	37
Freddie Mac Pool #2B7343 3.767% 20494,5	4,968	5,115
Freddie Mac Pool #ZA6548 4.00% 20494	2,348	2,442
Freddie Mac Pool #ZN4802 4.00% 20494	1,166	1,215
Freddie Mac Pool #SD8003 4.00% 20494	75	78
Freddie Mac, Series 3213, Class OG, principal only, 0% 20364	9	8
Freddie Mac, Series 3292, Class BO, principal only, 0% 20374	41	37
Freeport-McMoRan Inc. 3.55% 2022	1,287	1,305
Frontier Communications Corp. 11.00% 2025	3,390	1,653
Frontier Communications Corp. 8.00% 20273	225	236
FS Energy and Power Fund 7.50% 20233	325	334
FXI Holdings, Inc. 7.875% 20243	125	120
FXI Holdings, Inc. 12.25% 20263	370	386
General Mills, Inc. 3.20% 2021	455	463
Genesis Energy, LP 6.75% 2022	698	706
Genesis Energy, LP 6.50% 2025	150	146
Genesys Telecommunications Laboratories, Inc. 10.00% 20243	100	108
Gogo Inc. 9.875% 20243	2,090	2,212
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)1	1,200	1,222
Goldman Sachs Group, Inc. 3.20% 2023	2,152	2,213
Goldman Sachs Group, Inc. 3.50% 2025	5,190	5,445
Goldman Sachs Group, Inc. 4.75% 2045	1,805	2,200
Government National Mortgage Assn. 4.50% 20494	75	78
Government National Mortgage Assn. 4.50% 20504,10	361	377

American Funds Insurance Series — Global Bond Fund — Page 136 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #MA5987 4.50% 20494	$9,195	$9,643
Government National Mortgage Assn. Pool #MA6041 4.50% 20494	5,246	5,513
Government National Mortgage Assn. Pool #MA5877 4.50% 20494	564	589
Groupe BPCE SA 5.70% 20233	1,800	1,993
H.I.G. Capital, LLC 6.75% 20243	143	133
Halliburton Co. 3.80% 2025	870	929
Hanesbrands Inc. 4.625% 20243	85	90
Hanesbrands Inc. 4.875% 20263	350	371
Hardwoods Acquisition Inc. 7.50% 20213	228	116
HCA Inc. 5.875% 2023	250	277
HealthSouth Corp. 5.75% 2025	745	783
Hertz Global Holdings Inc. 7.625% 20223	321	335
Hess Midstream Partners LP 5.125% 20283	140	142
Hexion Inc. 7.875% 20273	80	83
Holcim Ltd. 5.15% 20233	1,290	1,386
Honduras (Republic of) 8.75% 2020	1,555	1,641
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)1	430	440
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)1	305	306
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)1	4,172	4,510
Humana Inc. 3.85% 2024	1,000	1,063
Hyundai Capital America 2.55% 20203	2,580	2,581
Hyundai Capital America 3.25% 20223	250	255
Hyundai Capital Services Inc. 2.625% 20203	500	501
Hyundai Capital Services Inc. 3.75% 20233	2,450	2,528
Icahn Enterprises Finance Corp. 6.25% 2022	575	587
Icahn Enterprises Finance Corp. 4.75% 20243	225	231
Icahn Enterprises Finance Corp. 5.25% 20273	225	231
iHeartCommunications, Inc. 5.25% 20273	275	288
Imperial Tobacco Finance PLC 3.50% 20233	2,000	2,047
Indonesia (Republic of) 3.75% 2022	1,110	1,148
Indonesia (Republic of) 4.75% 2026	3,500	3,894
Inmarsat PLC 4.875% 20223	350	355
Intelsat Jackson Holding Co. 8.50% 20243	1,625	1,483
International Paper Co. 7.30% 2039	600	831
Intesa Sanpaolo SpA 5.017% 20243	3,270	3,436
Iraq (Republic of) 6.752% 20233	545	559
Jaguar Holding Co. 6.375% 20233	375	388
Jonah Energy LLC 7.25% 20253	200	60
Jordan (Hashemite Kingdom of) 5.75% 20273	1,035	1,095
JPMorgan Chase & Co. 2.55% 2021	6,039	6,086
JPMorgan Chase & Co. 2.604% 2021 (3-month USD-LIBOR + 0.28% on 2/1/2020)1	1,700	1,701
JPMorgan Chase & Co. 3.25% 2022	1,000	1,034
Keurig Dr Pepper Inc. 4.597% 2028	2,740	3,078
Keurig Dr Pepper Inc. 5.085% 2048	1,075	1,297
Korea Housing Finance Corp. 2.50% 20203,4	2,250	2,263
Korea Housing Finance Corp. 2.00% 20213,4	2,525	2,519
Kraft Heinz Co. 4.375% 2046	825	812
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 20245,6	650	668
Kuwait (State of) 2.75% 20223	3,550	3,610
Liberty Global PLC 5.50% 20283	250	254
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.85% 2020 (100% PIK)5,6,9	574	367
Lima Metro Line 2 Finance Ltd. 5.875% 20343	2,000	2,321
Lima Metro Line 2 Finance Ltd. 5.875% 2034	754	874
Lima Metro Line 2 Finance Ltd. 4.35% 20363	630	669
Lockheed Martin Corp. 2.50% 2020	205	206

American Funds Insurance Series — Global Bond Fund — Page 137 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
LPL Financial Holdings Inc. 4.625% 20273	$195	$199
LSB Industries, Inc. 9.625% 20233	520	536
LSC Communications, Inc. 8.75% 20233	380	206
Mallinckrodt PLC 4.875% 20203	2,110	1,631
Mallinckrodt PLC 5.75% 20223	195	80
Mattel, Inc. 6.75% 20253	350	377
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.555% 20245,6	388	390
McDermott International, Inc. 10.625% 20243,11	395	35
McDonald’s Corp. 3.35% 2023	1,420	1,479
MDC Partners Inc. 6.50% 20243	320	290
Medtronic, Inc. 3.50% 2025	1,558	1,670
Mexico City Airport Trust 5.50% 2047	432	447
MGM Resorts International 7.75% 2022	200	223
Microsoft Corp. 2.40% 2026	2,688	2,723
Molina Healthcare, Inc. 5.375% 2022	1,375	1,464
Molina Healthcare, Inc. 4.875% 20253	482	497
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)1	1,534	1,734
Morocco (Kingdom of) 5.50% 2042	3,100	3,809
Murphy Oil Corp. 5.875% 2027	56	59
Navient Corp. 5.50% 2023	2,170	2,322
Navient Corp. 6.125% 2024	175	190
NGL Energy Partners LP 7.50% 2023	155	156
NGL Energy Partners LP 6.125% 2025	670	633
Niagara Mohawk Power Corp. 3.508% 20243	180	189
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20253	225	232
Noble Corp. PLC 7.95% 20251	150	78
Noble Corp. PLC 8.95% 20451	325	141
Noble Energy, Inc. 4.95% 2047	1,050	1,162
Nova Chemicals Corp. 5.25% 20273	300	309
Oasis Petroleum Inc. 6.875% 2022	455	439
Occidental Petroleum Corp. 4.40% 2049	1,100	1,134
Odebrecht Drilling Norbe 7.63% 2026 (86.90% PIK)3,9	13	3
Oracle Corp. 2.65% 2026	2,327	2,380
Oracle Corp. 3.25% 2027	1,880	1,993
Owens & Minor, Inc. 3.875% 2021	800	772
Owens & Minor, Inc. 4.375% 2024	100	76
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.191% 20255,6	356	319
Owl Rock Capital Corp. 4.625% 20243	225	228
Pacific Gas and Electric Co. 2.95% 202611	590	593
Pacific Gas and Electric Co. 3.30% 202711	659	661
Pacific Gas and Electric Co. 4.65% 20283,11	542	561
Pacific Gas and Electric Co. 6.35% 203811	1,566	1,662
Pacific Gas and Electric Co. 3.95% 204711	1,250	1,244
Pakistan (Islamic Republic of) 5.50% 20213	3,535	3,621
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,502
Panama (Republic of) 3.75% 20263	1,440	1,519
Panama (Republic of) 3.16% 2030	3,730	3,848
Panama (Republic of) 4.50% 2050	1,230	1,460
Par Pharmaceutical Cos. Inc. 7.50% 20273	570	569
Paraguay (Republic of) 4.625% 2023	947	1,003
Paraguay (Republic of) 5.00% 2026	235	260
Paraguay (Republic of) 4.70% 20273	350	386
Paraguay (Republic of) 5.60% 20483	2,340	2,746
Peabody Energy Corp. 6.00% 20223	225	220
Pernod Ricard SA 4.45% 20223	730	764

American Funds Insurance Series — Global Bond Fund — Page 138 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$280	$410
Petróleos Mexicanos 6.35% 2048	927	898
PetSmart, Inc. 5.875% 20253	1,165	1,190
PetSmart, Inc. 8.875% 20253	1,515	1,500
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.74% 20225,6	714	699
Pisces Parent LLC 8.00% 20263	505	528
PNC Bank 2.30% 2020	865	866
PNC Bank 2.60% 2020	275	276
Poland (Republic of) 4.00% 2024	980	1,056
Poland (Republic of) 3.25% 2026	4,590	4,876
Progress Energy, Inc. 7.75% 2031	150	211
Prologis, Inc. 4.25% 2023	2,075	2,222
PT Indonesia Asahan Aluminium Tbk 5.23% 20213	555	583
Puget Energy, Inc. 6.50% 2020	335	348
Puget Energy, Inc. 6.00% 2021	1,023	1,086
Puget Energy, Inc. 5.625% 2022	480	515
Qatar (State of) 3.875% 20233	475	502
Qatar (State of) 4.50% 20283	3,205	3,678
Qatar (State of) 5.103% 20483	530	682
R.R. Donnelley & Sons Co. 6.50% 2023	225	231
Rabobank Nederland 4.625% 2023	2,180	2,366
Rayonier Advanced Materials Inc. 5.50% 20243	550	415
Realogy Corp. 5.25% 20213	175	177
Realogy Corp. 4.875% 20233	605	596
Realogy Corp. 9.375% 20273	275	288
Reynolds American Inc. 3.25% 2020	640	643
Reynolds American Inc. 4.00% 2022	455	474
Reynolds American Inc. 4.45% 2025	2,115	2,277
Ryerson Inc. 11.00% 20223	560	592
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	725	761
Santander Holdings USA, Inc. 3.244% 20263	3,750	3,793
Saudi Arabia (Kingdom of) 2.894% 20223	1,900	1,933
Saudi Arabia (Kingdom of) 3.628% 20273	1,900	2,018
Saudi Arabia (Kingdom of) 3.625% 20283	3,840	4,062
Scentre Group 3.50% 20253	210	218
Scentre Group 3.75% 20273	110	115
Schlumberger BV 4.00% 20253	935	1,007
Scientific Games Corp. 8.25% 20263	420	464
Scientific Games Corp. 7.00% 20283	60	64
Scientific Games Corp. 7.25% 20293	80	87
Shell International Finance BV 1.75% 2021	1,740	1,739
Shell International Finance BV 3.50% 2023	3,808	4,010
Shire PLC 2.40% 2021	3,930	3,952
Shire PLC 2.875% 2023	818	833
Shire PLC 3.20% 2026	405	417
Sirius XM Radio Inc. 3.875% 20223	550	563
Sirius XM Radio Inc. 4.625% 20243	360	379
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,264
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,132
South Africa (Republic of) 5.50% 2020	1,900	1,913
Springleaf Finance Corp. 6.125% 2024	650	713
Sprint Corp. 7.625% 2026	300	331
Sprint Corp. 6.875% 2028	975	1,052
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020	1,900	1,930
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	1,700	1,731

American Funds Insurance Series — Global Bond Fund — Page 139 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	$1,600	$1,608
Staples, Inc. 7.50% 20263	1,550	1,611
Starwood Property Trust, Inc. 5.00% 2021	350	364
State Grid Overseas Investment Ltd. 3.50% 20273	5,600	5,865
Statoil ASA 3.70% 2024	1,950	2,078
Statoil ASA 4.25% 2041	1,000	1,157
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)1,3	800	894
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	2,075	2,228
Talen Energy Corp. 10.50% 20263	105	100
Talen Energy Corp. 7.25% 20273	210	221
Targa Resources Partners LP 5.875% 2026	175	186
Targa Resources Partners LP 5.50% 20303	380	391
Team Health Holdings, Inc. 6.375% 20253	1,185	794
Team Health Holdings, Inc., Term Loan B, 4.549% 20245,6	20	16
Teco Finance, Inc. 5.15% 2020	75	75
Teekay Corp. 9.25% 20223	520	549
Teekay Offshore Partners LP 8.50% 20233	550	546
Tenet Healthcare Corp. 4.625% 2024	396	406
Tenet Healthcare Corp. 4.875% 20263	1,850	1,940
Teva Pharmaceutical Finance Co. BV 2.20% 2021	99	96
Teva Pharmaceutical Finance Co. BV 2.80% 2023	2,026	1,883
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,430	1,450
Teva Pharmaceutical Finance Co. BV 7.125% 20253	210	216
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,420	2,021
TPC Group Inc. 10.50% 20243	45	45
Transocean Inc. 9.00% 20233	269	285
Trilogy International Partners, LLC 8.875% 20223	1,375	1,296
Tronox Ltd. 6.50% 20263	575	594
Turkey (Republic of) 6.25% 2022	1,880	1,968
Turkey (Republic of) 5.75% 2024	2,500	2,562
U.S. Treasury 2.50% 2020	7,900	7,928
U.S. Treasury 1.50% 2021	5,500	5,492
U.S. Treasury 2.625% 2023	6,900	7,111
U.S. Treasury 2.75% 2023	2,270	2,351
U.S. Treasury 1.50% 202412	38,920	38,608
U.S. Treasury 1.875% 202412	4,515	4,555
U.S. Treasury 2.75% 2025	10,140	10,683
U.S. Treasury 2.875% 2025	5,400	5,738
U.S. Treasury 2.25% 202712	9,000	9,258
U.S. Treasury 2.75% 202812	7,600	8,095
U.S. Treasury 2.875% 202812	19,850	21,358
U.S. Treasury 1.625% 2029	12,500	12,176
U.S. Treasury 2.75% 204712	1,625	1,744
U.S. Treasury 3.00% 204812	8,325	9,378
U.S. Treasury 3.00% 204912	3,340	3,768
U.S. Treasury Inflation-Protected Security 0.375% 20252,12	5,968	6,095
U.S. Treasury Inflation-Protected Security 0.25% 20292,12	13,782	13,935
U.S. Treasury Inflation-Protected Security 0.875% 20292,12	78,843	83,772
U.S. Treasury Inflation-Protected Security 0.75% 20422,12	712	741
U.S. Treasury Inflation-Protected Security 0.625% 20432	1,343	1,362
U.S. Treasury Inflation-Protected Security 1.375% 20442,12	5,852	6,915
U.S. Treasury Inflation-Protected Security 1.00% 20492,12	29,605	32,951
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)9	520	86
UniCredit SpA 3.75% 20223	1,750	1,793

American Funds Insurance Series — Global Bond Fund — Page 140 of 184

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
UniCredit SpA 4.625% 20273	$2,890	$3,062
Uniform Mortgage-Backed Security 3.00% 20354,10	5,457	5,588
Unisys Corp. 10.75% 20223	325	350
United Technologies Corp. 4.125% 2028	1,900	2,140
UnitedHealth Group Inc. 2.70% 2020	520	522
Univision Communications Inc. 5.125% 20233	775	775
Valaris PLC 7.75% 2026	525	298
Valaris PLC 5.75% 2044	430	195
Valeant Pharmaceuticals International, Inc. 6.125% 20253	1,350	1,398
Valeant Pharmaceuticals International, Inc. 9.25% 20263	1,095	1,260
Venator Materials Corp. 5.75% 20253	625	578
Veritas Holdings Ltd. 7.50% 20233	600	600
Veritas Holdings Ltd. 10.50% 20243	200	186
Vine Oil & Gas LP 8.75% 20233	175	86
Volkswagen Group of America Finance, LLC 3.875% 20203	1,900	1,931
Volkswagen Group of America Finance, LLC 4.00% 20213	1,900	1,965
Volkswagen Group of America Finance, LLC 4.25% 20233	1,700	1,811
Volkswagen Group of America Finance, LLC 4.625% 20253	1,280	1,417
Wal-Mart Stores, Inc. 2.85% 2024	1,655	1,717
Warrior Met Coal, Inc. 8.00% 20243	329	334
WEA Finance LLC 3.25% 20203	530	534
WEA Finance LLC 3.75% 20243	535	563
Weatherford International PLC 11.00% 20243	1,222	1,324
Wesco Aircraft Holdings, Inc. 9.00% 20263	355	373
Westfield Corp. Ltd. 3.15% 20223	245	250
Williams Partners LP 4.125% 2020	375	380
Williams Partners LP 4.30% 2024	820	875
WM. Wrigley Jr. Co. 3.375% 20203	515	520
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20233	868	911
Xerox Corp. 4.125% 2023	97	101
Ziggo Bond Finance BV 5.50% 20273	625	665
Zimmer Holdings, Inc. 3.15% 2022	790	807
		880,866
Total bonds, notes & other debt instruments (cost: $1,932,196,000)		1,992,567
Convertible bonds 0.00% U.S. dollars 0.00%
Gogo Inc., convertible notes, 6.00% 2022	8	10
Total convertible bonds (cost: $8,000)		10
Convertible stocks 0.04% U.S. dollars 0.04%	Shares
Associated Materials, LLC, convertible preferred, 14.00% 20207,8	850	847
Total convertible stocks (cost: $816,000)		847

American Funds Insurance Series — Global Bond Fund — Page 141 of 184

Common stocks 0.05% U.S. dollars 0.05%	Shares	Value (000)
Weatherford International13	29,932	$837
Tribune Resources, Inc.7,13	158,988	258
Advanz Pharma Corp.13,14	9,130	27
Advanz Pharma Corp.13	6,028	17
Corporate Risk Holdings I, Inc.7,8,13	25,840	3
Total common stocks (cost: $2,504,000)		1,142
Rights & warrants 0.01% U.S. dollars 0.01%
Sable Permian Resources, LLC, warrants, expire 20243,7,8,13	1,785	129
Tribune Resources, Inc., Class A, warrants, expire 20237,8,13	53,128	1
Tribune Resources, Inc., Class B, warrants, expire 20237,8,13	41,322	—15
Tribune Resources, Inc., Class C, warrants, expire 20237,8,13	39,060	—15
Associated Materials, LLC, warrants, expire 20237,8,13	12,075	—15
Total rights & warrants (cost: $427,000)		130
Short-term securities 5.83% Money market investments 3.65%
Capital Group Central Cash Fund 1.73%16	777,446	77,745
Other short-term securities 2.18%	Principal amount (000)
Argentinian Treasury Bills (13.53%)–0.23% due 7/29/2020–7/31/2020	ARS76,794	944
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$24,270	18,446
Egyptian Treasury Bill 14.11% due 4/7/2020	EGP31,700	1,906
Greek Treasury Bill (0.03%) due 6/5/2020	€7,275	8,167
Nigerian Treasury Bills 12.34%–12.92% due 1/9/2020–3/5/2020	NGN3,125,000	8,516
United Kingdom Treasury Bill 0.70% due 4/14/2020	£6,410	8,473
		46,452
Total short-term securities (cost: $125,174,000)		124,197
Total investment securities 99.54% (cost: $2,061,125,000)		2,118,893
Other assets less liabilities 0.46%		9,751
Net assets 100.00%		$2,128,644

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount17 (000)	Value at 12/31/201918 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	410	April 2020	$82,000	$88,355	$(46)
5 Year U.S. Treasury Note Futures	Long	922	April 2020	92,200	109,358	(407)
10 Year Euro-Bund Futures	Short	92	March 2020	€(9,200)	(17,594)	76
10 Year U.S. Treasury Note Futures	Long	165	March 2020	$16,500	21,189	(197)
20 Year U.S. Treasury Bond Futures	Long	37	March 2020	3,700	5,768	(129)

American Funds Insurance Series — Global Bond Fund — Page 142 of 184

Futures contracts  (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount17 (000)	Value at 12/31/201918 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Year Euro-Buxl Futures	Long	42	March 2020	€4,200	$9,346	$(260)
30 Year Ultra U.S. Treasury Bond Futures	Short	28	March 2020	$(2,800)	(5,086)	158
						$(805)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
AUD10,600	USD7,267	Goldman Sachs	1/6/2020	$173
EUR2,575	USD2,859	JPMorgan Chase	1/6/2020	31
EUR2,800	USD3,113	Standard Chartered Bank	1/6/2020	29
THB20	USD1	JPMorgan Chase	1/6/2020	—15
USD11,342	ILS39,170	JPMorgan Chase	1/6/2020	(4)
USD3,598	ZAR53,200	Citibank	1/6/2020	(198)
USD10,597	JPY1,149,000	UBS AG	1/7/2020	18
USD592	ZAR8,780	Morgan Stanley	1/7/2020	(35)
JPY1,496,000	USD13,823	JPMorgan Chase	1/7/2020	(48)
USD2,740	MXN54,000	Goldman Sachs	1/7/2020	(113)
USD10,625	EUR9,610	HSBC Bank	1/7/2020	(159)
USD5,087	ZAR74,900	Bank of America	1/7/2020	(256)
USD5,533	ZAR82,000	JPMorgan Chase	1/7/2020	(317)
EUR6,400	USD7,142	Citibank	1/8/2020	41
CZK165,000	EUR6,461	Goldman Sachs	1/8/2020	28
USD11,470	JPY1,244,630	UBS AG	1/8/2020	10
USD1,516	CNH10,700	HSBC Bank	1/8/2020	(21)
USD7,105	EUR6,400	Goldman Sachs	1/8/2020	(77)
CLP12,189,000	USD15,324	Morgan Stanley	1/9/2020	888
AUD5,850	USD3,994	Citibank	1/9/2020	112
EUR6,815	USD7,578	Morgan Stanley	1/9/2020	71
GBP2,800	USD3,683	Bank of America	1/9/2020	27
USD7,142	EUR6,400	Citibank	1/9/2020	(41)
USD1,225	CLP982,000	Bank of America	1/9/2020	(82)
USD2,071	CLP1,654,653	Citibank	1/9/2020	(130)
USD7,386	BRL31,080	Goldman Sachs	1/9/2020	(338)
USD4,981	CLP4,000,347	Citibank	1/9/2020	(340)
USD6,794	CLP5,552,000	HSBC Bank	1/9/2020	(591)
USD1,522	INR109,575	JPMorgan Chase	1/10/2020	(12)
EUR7,100	USD7,883	HSBC Bank	1/13/2020	88
GBP7,659	USD10,086	Bank of America	1/13/2020	63
USD829	EUR745	Standard Chartered Bank	1/13/2020	(8)
USD4,717	EUR4,249	HSBC Bank	1/13/2020	(53)
EUR9,079	USD10,137	Bank of New York Mellon	1/15/2020	56
KRW10,058,500	USD8,651	Standard Chartered Bank	1/15/2020	50
GBP15,670	EUR18,547	Goldman Sachs	1/15/2020	(59)
CLP10,219,000	USD13,139	Goldman Sachs	1/16/2020	454
GBP18,640	USD24,544	HSBC Bank	1/16/2020	159
ILS12,500	USD3,581	Bank of America	1/16/2020	42

American Funds Insurance Series — Global Bond Fund — Page 143 of 184

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
JPY1,900,496	USD17,468	Citibank	1/16/2020	$40
CHF1,000	USD1,019	Citibank	1/16/2020	15
CAD880	USD668	JPMorgan Chase	1/16/2020	10
USD818	INR58,300	Standard Chartered Bank	1/16/2020	2
USD7,771	CLP5,841,270	Goldman Sachs	1/16/2020	1
USD9,358	ILS32,500	UBS AG	1/16/2020	(61)
USD7,864	MXN150,700	Citibank	1/16/2020	(87)
EUR21,331	NOK216,090	Bank of America	1/16/2020	(664)
JPY2,842,160	USD26,002	Barclays Bank PLC	1/17/2020	181
EUR7,460	USD8,345	Bank of America	1/17/2020	32
EUR6,190	USD6,925	Citibank	1/17/2020	26
EUR3,200	USD3,582	Standard Chartered Bank	1/17/2020	11
USD20,818	EUR18,600	Morgan Stanley	1/17/2020	(68)
AUD21,200	USD14,619	Citibank	1/21/2020	266
MXN172,760	USD9,081	Standard Chartered Bank	1/21/2020	26
JPY398,400	USD3,649	UBS AG	1/21/2020	22
USD9,099	MXN172,760	UBS AG	1/21/2020	(8)
USD4,856	MYR20,120	HSBC Bank	1/21/2020	(59)
GBP5,460	USD7,302	Standard Chartered Bank	1/21/2020	(65)
EUR23,977	USD26,822	Citibank	1/23/2020	113
JPY1,354,660	USD12,395	Goldman Sachs	1/23/2020	89
USD3,582	INR254,800	HSBC Bank	1/23/2020	20
USD3,158	MXN59,979	UBS AG	1/23/2020	(2)
USD3,400	CNH23,800	JPMorgan Chase	1/23/2020	(18)
USD4,756	CNH33,330	UBS AG	1/23/2020	(30)
USD33,503	EUR29,950	Morgan Stanley	1/23/2020	(141)
USD1,658	COP5,509,000	Citibank	1/24/2020	(16)
USD7,324	AUD10,670	Citibank	1/24/2020	(169)
EUR25,135	USD28,021	Standard Chartered Bank	1/27/2020	221
USD4,205	INR299,650	Standard Chartered Bank	1/27/2020	19
USD514	BRL2,100	JPMorgan Chase	1/27/2020	(7)
USD5,822	EUR5,220	JPMorgan Chase	1/27/2020	(44)
EUR5,010	USD5,594	Standard Chartered Bank	1/30/2020	36
CNH60,800	USD8,591	Standard Chartered Bank	2/10/2020	135
CNH18,800	USD2,668	Standard Chartered Bank	2/10/2020	30
USD3,927	CNH27,700	HSBC Bank	2/10/2020	(48)
USD19,976	CNH142,790	Standard Chartered Bank	2/10/2020	(517)
USD7,131	MXN141,260	JPMorgan Chase	3/4/2020	(269)
EUR27,760	USD31,090	HSBC Bank	3/17/2020	200
USD4,553	EUR3,940	Bank of America	3/26/2020	109
EUR2,580	USD2,888	HSBC Bank	3/26/2020	22
USD393	EUR340	JPMorgan Chase	3/26/2020	10
USD2,937	BRL12,100	JPMorgan Chase	4/1/2020	(59)
USD21,630	BRL91,700	Citibank	7/1/2020	(972)
				$(2,210)

American Funds Insurance Series — Global Bond Fund — Page 144 of 184

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€64,700	$(156)	$—	$(156)
(0.356)%	6-month EURIBOR	8/9/2024	60,000	(511)	—	(511)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF2,335,000	106	—	106
6-month PLN-WIBOR	1.90%	11/12/2029	PLN30,800	(26)	—	(26)
6-month PLN-WIBOR	1.88%	11/20/2029	30,710	(11)	—	(11)
3-month USD-LIBOR	2.0105%	12/18/2049	$3,125	59	—	59
					$—	$(539)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront receipts (000)	Unrealized appreciation at 12/31/2019 (000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$130,250	$3,377	$2,646	$731

1	Step bond; coupon rate may change at a later date.
2	Index-linked bond whose principal amount moves with a government price index.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,840,000, which represented 8.73% of the net assets of the fund.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
6	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,927,000, which represented .18% of the net assets of the fund.
7	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,425,000, which represented .11% of the net assets of the fund.
8	Value determined using significant unobservable inputs.
9	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
10	Purchased on a TBA basis.
11	Scheduled interest and/or principal payment was not received.
12	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,498,000, which represented .45% of the net assets of the fund.
13	Security did not produce income during the last 12 months.
14	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
15	Amount less than one thousand.
16	Rate represents the seven-day yield at 12/31/2019.
17	Notional amount is calculated based on the number of contracts and notional contract size.
18	Value is calculated based on the notional amount and current market price.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018	$116	$27.00%

American Funds Insurance Series — Global Bond Fund — Page 145 of 184

Key to abbreviations and symbols
ARS = Argentine pesos	ILS = Israeli shekels
AUD/A$ = Australian dollars	INR = Indian rupees
BRL = Brazilian reais	JPY/¥ = Japanese yen
BUBOR = Budapest Interbank Offered Rate	KRW = South Korean won
CAD/C$ = Canadian dollars	LIBOR = London Interbank Offered Rate
CHF = Swiss francs	MXN = Mexican pesos
CLP = Chilean pesos	MYR = Malaysian ringgits
CNH/CNY = Chinese yuan renminbi	NGN = Nigerian naira
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
DKr = Danish kroner	RUB = Russian rubles
DOP = Dominican pesos	TBA = To-be-announced
EGP = Egyptian pounds	THB = Thai baht
EUR/€ = Euros	UAH = Ukrainian hryvnia
EURIBOR = Euro Interbank Offered Rate	USD/$ = U.S. dollars
GBP/£ = British pounds	UYU = Uruguayan pesos
HUF = Hungarian forints	WIBOR = Warsaw Interbank Offer Rate
IDR = Indonesian rupiah	ZAR = South African rand

American Funds Insurance Series — Global Bond Fund — Page 146 of 184

High-Income Bond Fund

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 92.80% Corporate bonds & notes 92.80% Communication services 16.19%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 20241	$505	$522
Altice NV 6.625% 20231	835	851
Altice NV 7.50% 20261	1,150	1,238
Altice SA 7.625% 20251	3,275	3,414
AMC Networks Inc. 5.00% 2024	175	179
AMC Networks Inc. 4.75% 2025	900	905
Cablevision Systems Corp. 6.75% 2021	5,025	5,419
Cablevision Systems Corp. 5.75% 20301	1,175	1,256
CBS Corp. 7.25% 20241	350	369
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 20231	2,925	2,973
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20231	1,050	1,074
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20241	350	363
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20251	225	233
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20261	825	871
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20261	6,450	6,817
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20271	550	581
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20281	300	315
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20291	1,150	1,230
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 20301	2,790	2,851
CenturyLink, Inc. 6.75% 2023	7,100	7,940
CenturyLink, Inc. 7.50% 2024	700	791
CenturyLink, Inc. 5.125% 20261	2,975	3,035
CenturyLink, Inc., Series T, 5.80% 2022	200	211
Cinemark USA, Inc. 4.875% 2023	550	560
Clear Channel Worldwide Holdings, Inc. 9.25% 20241	2,314	2,568
CSC Holdings, LLC 5.50% 20261	1,300	1,379
Cumulus Media New Holdings Inc. 6.75% 20261	2,565	2,753
Diamond Sports Group LLC 5.375% 20261	2,400	2,432
Diamond Sports Group LLC 6.625% 20271	1,051	1,024
DISH DBS Corp. 5.125% 2020	1,000	1,007
DISH DBS Corp. 6.75% 2021	1,100	1,158
Embarq Corp. 7.995% 2036	1,275	1,351
Entercom Media Corp. 6.50% 20271	375	402
Frontier Communications Corp. 8.50% 2020	825	494
Frontier Communications Corp. 9.25% 2021	1,300	637
Frontier Communications Corp. 10.50% 2022	5,080	2,491
Frontier Communications Corp. 11.00% 2025	16,070	7,834
Frontier Communications Corp. 8.50% 20261	1,775	1,800
Frontier Communications Corp. 8.00% 20271	3,810	3,989
Getty Images Inc. 9.75% 20271	675	672
Gogo Inc. 9.875% 20241	14,750	15,610
Gray Television, Inc. 7.00% 20271	1,225	1,364
iHeartCommunications, Inc. 6.375% 2026	828	900
iHeartCommunications, Inc. 5.25% 20271	3,993	4,185
iHeartCommunications, Inc. 8.375% 2027	1,407	1,557

American Funds Insurance Series — High-Income Bond Fund — Page 147 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Inmarsat PLC 4.875% 20221	$2,325	$2,358
Inmarsat PLC 6.75% 20261	3,375	3,599
Intelsat Jackson Holding Co. 5.50% 2023	2,210	1,903
Intelsat Jackson Holding Co. 8.00% 20241	250	257
Intelsat Jackson Holding Co. 8.50% 20241	6,100	5,569
Intelsat Jackson Holding Co., Term Loan, 6.625% 20242	2,900	2,943
LCPR Senior Secured Financing Designated Activity Co. 6.75% 20271	1,075	1,141
Level 3 Communications, Inc. 3.875% 20291	1,450	1,464
Liberty Global PLC 5.50% 20281	775	787
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.85% 2020 (100% PIK)2,3,4	2,676	1,707
Live Nation Entertainment, Inc. 5.625% 20261	425	454
Live Nation Entertainment, Inc. 4.75% 20271	649	673
Loral Space & Communications Inc. 4.875% 20271	450	459
Match Group, Inc. 5.00% 20271	175	183
Match Group, Inc. 5.625% 20291	1,425	1,522
MDC Partners Inc. 6.50% 20241	9,510	8,630
Meredith Corp. 6.875% 2026	4,250	4,431
Neptune Finco Corp. (Altice NV) 6.625% 20251	1,250	1,330
Netflix, Inc. 5.375% 20291	1,425	1,520
Netflix, Inc. 4.875% 20301	2,585	2,630
Nexstar Broadcasting, Inc. 5.625% 20241	950	992
Nexstar Escrow Corp. 5.625% 20271	2,090	2,206
Numericable Group SA 7.375% 20261	2,400	2,581
OUTFRONT Media Cap LLC 5.00% 20271	905	950
Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,087
Sinclair Broadcast Group, Inc. 5.50% 20301	900	922
Sirius XM Radio Inc. 3.875% 20221	2,650	2,713
Sirius XM Radio Inc. 4.625% 20231	900	915
Sirius XM Radio Inc. 4.625% 20241	1,495	1,573
Sirius XM Radio Inc. 5.50% 20291	1,100	1,191
Sprint Corp. 7.25% 2021	690	731
Sprint Corp. 11.50% 2021	2,930	3,353
Sprint Corp. 7.875% 2023	1,580	1,747
Sprint Corp. 7.125% 2024	750	811
Sprint Corp. 7.625% 2026	1,600	1,767
Sprint Corp. 6.875% 2028	5,395	5,823
Sprint Corp. 8.75% 2032	2,800	3,404
TEGNA Inc. 5.00% 20291	850	866
Terrier Media Buyer (3-month USD-LIBOR + 4.00%) 6.148% 20262,4	875	885
Terrier Media Buyer, Inc. 8.875% 20271	875	928
T-Mobile US, Inc. 6.375% 2025	875	906
T-Mobile US, Inc. 6.50% 2026	900	967
Trilogy International Partners, LLC 8.875% 20221	5,400	5,091
Twitter, Inc. 3.875% 20271	1,240	1,242
Univision Communications Inc. 5.125% 20231	6,200	6,200
Univision Communications Inc. 5.125% 20251	3,650	3,618
Warner Music Group 5.00% 20231	1,200	1,231
Warner Music Group 4.875% 20241	1,000	1,038
Warner Music Group 5.50% 20261	1,000	1,055
Zayo Group Holdings, Inc. 6.00% 2023	900	922
Zayo Group Holdings, Inc. 6.375% 2025	300	310

American Funds Insurance Series — High-Income Bond Fund — Page 148 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Zayo Group Holdings, Inc. 5.75% 20271	$200	$204
Ziggo Bond Finance BV 5.50% 20271	3,400	3,619
		205,013
Health care 15.42%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 5.549% 20262,4	854	859
Bausch Health Cos. Inc. 5.00% 20281	2,655	2,732
Bausch Health Cos. Inc. 7.00% 20281	1,510	1,664
Bausch Health Cos. Inc. 5.25% 20301	2,790	2,900
Centene Corp. 4.75% 2022	4,580	4,680
Centene Corp. 6.125% 2024	1,500	1,558
Centene Corp. 4.75% 2025	1,425	1,483
Centene Corp. 5.375% 20261	3,475	3,694
Centene Corp. 4.25% 20271	4,625	4,767
Centene Corp. 4.625% 20291	6,985	7,374
Charles River Laboratories International, Inc. 5.50% 20261	885	953
Charles River Laboratories International, Inc. 4.25% 20281	2,190	2,235
Community Health Systems Inc. 5.125% 2021	550	551
Concordia International Corp. 8.00% 2024	34	32
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.447% 20242,4	92	86
DaVita HealthCare Partners Inc. 5.125% 2024	1,000	1,027
DaVita HealthCare Partners Inc. 5.00% 2025	965	995
Eagle Holding Co. II, LLC 7.625% 20221,3	1,250	1,273
Eagle Holding Co. II, LLC 7.75% 20221,3	2,410	2,451
Encompass Health Corp. 4.50% 2028	903	937
Encompass Health Corp. 4.75% 2030	740	769
Endo International PLC 5.75% 20221	3,525	2,626
Endo International PLC 6.00% 20231	4,754	3,447
Endo International PLC 5.875% 20241	2,450	2,384
Endo International PLC 6.00% 20251,5	5,030	3,406
HCA Inc. 7.50% 2022	360	398
HCA Inc. 5.875% 2023	1,925	2,131
HCA Inc. 5.875% 2026	650	740
HCA Inc. 4.50% 2027	350	378
HCA Inc. 5.625% 2028	1,475	1,684
HCA Inc. 5.50% 2047	756	868
HCA Inc. 5.25% 2049	69	77
HealthSouth Corp. 5.75% 2024	744	754
HealthSouth Corp. 5.75% 2025	1,380	1,450
Hill-Rom Holdings, Inc. 4.375% 20271	1,576	1,626
IMS Health Holdings, Inc. 5.00% 20261	3,460	3,658
Jaguar Holding Co. 6.375% 20231	2,425	2,509
Kinetic Concepts, Inc. 12.50% 20211	6,573	6,781
Mallinckrodt International Finance SA 5.50% 20251	1,300	465
Mallinckrodt PLC 4.875% 20201	11,135	8,610
Mallinckrodt PLC 5.75% 20221	1,175	485
Molina Healthcare, Inc. 5.375% 2022	10,235	10,898
Molina Healthcare, Inc. 4.875% 20251	1,744	1,797
NVA Holdings Inc. 6.875% 20261	1,490	1,615
Owens & Minor, Inc. 3.875% 2021	2,850	2,751
Owens & Minor, Inc. 4.375% 2024	200	153
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.191% 20252,4	1,728	1,551
Par Pharmaceutical Cos. Inc. 7.50% 20271	5,755	5,741
PAREXEL International Corp. 6.375% 20251	2,305	2,305

American Funds Insurance Series — High-Income Bond Fund — Page 149 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Prestige Brands International Inc. 6.375% 20241	$810	$844
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)2,3,4,6,7	5,665	5,721
Select Medical Holdings Corp. 6.25% 20261	1,394	1,512
Surgery Center Holdings 10.00% 20271	1,055	1,161
Team Health Holdings, Inc. 6.375% 20251	5,600	3,754
Team Health Holdings, Inc., Term Loan B, 4.549% 20242,4	85	69
Tenet Healthcare Corp. 8.125% 2022	4,600	5,097
Tenet Healthcare Corp. 4.625% 2024	2,892	2,967
Tenet Healthcare Corp. 4.875% 20261	9,600	10,067
Tenet Healthcare Corp. 5.125% 20271	1,225	1,295
Teva Pharmaceutical Finance Co. BV 2.20% 2021	406	394
Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,891	6,406
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	8,307
Teva Pharmaceutical Finance Co. BV 7.125% 20251	2,735	2,815
Teva Pharmaceutical Finance Co. BV 3.15% 2026	3,335	2,785
Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,050	2,085
Valeant Pharmaceuticals International, Inc. 5.875% 20231	3,570	3,603
Valeant Pharmaceuticals International, Inc. 6.125% 20251	12,430	12,869
Valeant Pharmaceuticals International, Inc. 9.00% 20251	1,815	2,069
Valeant Pharmaceuticals International, Inc. 9.25% 20261	4,670	5,373
Valeant Pharmaceuticals International, Inc. 8.50% 20271	850	970
Vizient Inc. 6.25% 20271	240	257
WellCare Health Plans, Inc. 5.375% 20261	500	533
		195,261
Materials 12.07%
AK Steel Holding Corp. 7.625% 2021	3,325	3,360
AK Steel Holding Corp. 7.00% 2027	450	455
Ardagh Group SA 6.50% 20271,3	1,185	1,227
Ardagh Packaging Finance 6.00% 20251	3,310	3,480
Axalta Coating Systems LLC 4.875% 20241	1,450	1,504
Ball Corp. 4.375% 2020	450	460
Ball Corp. 5.00% 2022	825	874
Berry Plastics Corp. 5.50% 2022	585	593
Blue Cube Spinco Inc. 10.00% 2025	1,000	1,108
Braskem Idesa Sapi 7.45% 20291	860	918
BWAY Parent Co., Inc. 5.50% 20241	2,840	2,933
Carlyle Group LP 8.75% 20231,3	450	460
Cascades Inc. 5.125% 20261	750	772
Chemours Co. 6.625% 2023	3,940	3,963
Cleveland-Cliffs Inc. 4.875% 20241	5,375	5,505
Cleveland-Cliffs Inc. 5.75% 2025	6,831	6,758
Cleveland-Cliffs Inc. 5.875% 20271	8,285	7,969
Consolidated Energy Finance SA 6.50% 20261	2,395	2,252
CVR Partners, LP 9.25% 20231	700	733
Cydsa SAB de CV 6.25% 20271	455	469
First Quantum Minerals Ltd. 7.00% 20211	380	382
First Quantum Minerals Ltd. 7.25% 20221	2,425	2,441
First Quantum Minerals Ltd. 7.25% 20231	8,150	8,455
First Quantum Minerals Ltd. 6.50% 20241	2,860	2,873
First Quantum Minerals Ltd. 7.50% 20251	11,100	11,373
First Quantum Minerals Ltd. 6.875% 20261	5,075	5,148
Freeport-McMoRan Inc. 3.55% 2022	4,786	4,854

American Funds Insurance Series — High-Income Bond Fund — Page 150 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Freeport-McMoRan Inc. 3.875% 2023	$400	$408
FXI Holdings, Inc. 7.875% 20241	5,105	4,914
Greif, Inc. 6.50% 20271	725	784
H.I.G. Capital, LLC 6.75% 20241	534	498
Hexion Inc. 7.875% 20271	1,910	1,991
INEOS Group Holdings SA 5.625% 20241	2,375	2,445
LSB Industries, Inc. 9.625% 20231	5,010	5,159
Mineral Resources Ltd. 8.125% 20271	2,230	2,453
Neon Holdings, Inc. 10.125% 20261	3,045	3,037
Nova Chemicals Corp. 4.875% 20241	750	776
Nova Chemicals Corp. 5.25% 20271	3,300	3,397
Novelis Corp. 6.25% 20241	860	904
Novelis Corp. 5.875% 20261	950	1,013
OCI NV 5.25% 20241	1,470	1,532
Owens-Illinois, Inc. 5.00% 20221	560	582
Owens-Illinois, Inc. 5.875% 20231	2,530	2,706
Owens-Illinois, Inc. 6.375% 20251	705	772
Plastipak Holdings, Inc. 6.25% 20251	200	173
Platform Specialty Products Corp. 5.875% 20251	1,030	1,080
Rayonier Advanced Materials Inc. 5.50% 20241	2,135	1,613
Reynolds Group Inc. 5.75% 2020	315	316
Ryerson Inc. 11.00% 20221	5,191	5,489
S.P.C.M. SA 4.875% 20251	1,675	1,746
Scotts Miracle-Gro Co. 4.50% 20291	1,180	1,209
Sealed Air Corp. 4.875% 20221	1,000	1,062
Sealed Air Corp. 5.25% 20231	405	432
Sealed Air Corp. 4.00% 20271	988	1,003
Silgan Holdings Inc. 4.125% 20281	1,177	1,180
Standard Industries Inc. 6.00% 20251	550	580
Starfruit US Holdco LLC 8.00% 20261	1,410	1,498
Summit Materials, Inc. 6.125% 2023	1,720	1,750
Summit Materials, Inc. 6.50% 20271	545	587
TPC Group Inc. 10.50% 20241	2,913	2,941
Trivium Packaging BV 5.50% 20261	1,504	1,588
Trivium Packaging BV 8.50% 20271	509	567
Tronox Ltd. 5.75% 20251	700	715
Tronox Ltd. 6.50% 20261	3,300	3,408
United States Steel Corp. 6.875% 2025	650	608
Univar Solutions USA Inc. 5.125% 20271	900	941
Venator Materials Corp. 5.75% 20251	6,535	6,045
Warrior Met Coal, Inc. 8.00% 20241	1,260	1,280
Zekelman Industries Inc. 9.875% 20231	328	345
		152,846
Energy 10.52%
American Energy-Permian Basin, LLC/AEPB Finance Corp. 12.00% 20241	1,934	1,344
Antero Resources Corp. 5.375% 2024	1,050	976
Ascent Resources - Utica LLC 10.00% 20221	685	683
Ascent Resources - Utica LLC 7.00% 20261	1,550	1,241
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.245% 20232,4	1,329	1,259
Berry Petroleum Corp. 7.00% 20261	250	232
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 20221	1,300	1,276
California Resources Corp. 8.00% 20221	865	374
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.555% 20222,4	950	849

American Funds Insurance Series — High-Income Bond Fund — Page 151 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Carrizo Oil & Gas Inc. 6.25% 2023	$1,865	$1,897
Centennial Resource Production, LLC 6.875% 20271	705	735
Cheniere Energy Partners, LP 4.50% 20291	3,134	3,226
Cheniere Energy, Inc. 7.00% 2024	1,575	1,818
Cheniere Energy, Inc. 5.875% 2025	750	845
Cheniere Energy, Inc. 3.70% 20291	334	341
Chesapeake Energy Corp. 4.875% 2022	4,300	3,409
Chesapeake Energy Corp. 11.50% 20251	2,824	2,676
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 9.928% 20242,4	1,245	1,286
Citgo Holding, Inc. 9.25% 20241	909	977
Comstock Resources, Inc. 9.75% 2026	3,400	3,094
CONSOL Energy Inc. 5.875% 2022	7,366	7,390
Constellation Oil Services Holding SA 10.00% 20241,3,6,7	7,096	3,371
Convey Park Energy LLC 7.50% 20251	950	820
DCP Midstream Operating LP 4.95% 2022	1,405	1,462
Denbury Resources Inc. 9.00% 20211	1,656	1,606
Denbury Resources Inc. 7.75% 20241	100	89
Diamond Offshore Drilling, Inc. 7.875% 2025	1,175	1,025
Diamond Offshore Drilling, Inc. 4.875% 2043	2,760	1,514
Extraction Oil & Gas, Inc. 7.375% 20241	100	63
Extraction Oil & Gas, Inc. 5.625% 20261	1,890	1,139
Genesis Energy, LP 6.75% 2022	3,135	3,172
Genesis Energy, LP 6.50% 2025	2,490	2,415
Hess Midstream Partners LP 5.125% 20281	1,805	1,830
Indigo Natural Resources LLC 6.875% 20261	370	349
Jonah Energy LLC 7.25% 20251	2,200	655
Laredo Petroleum, Inc. 5.625% 2022	650	632
Matador Resources Co. 5.875% 2026	585	588
McDermott International, Inc. 10.625% 20241,8	4,010	352
McDermott International, Inc., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.945% 20252,4,8	892	525
McDermott International, Inc., Term Loan B, (3-month USD-LIBOR + 10.00%) 12.002% 20212,4	210	215
Murphy Oil Corp. 6.875% 2024	1,000	1,057
Murphy Oil Corp. 5.875% 2027	1,189	1,250
Nabors Industries Inc. 5.75% 2025	700	632
Neptune Energy Group Holdings Ltd. 6.625% 20251	825	827
NGL Energy Partners LP 7.50% 2023	850	855
NGL Energy Partners LP 6.125% 2025	3,815	3,607
Noble Corp. PLC 8.95% 20455	2,075	903
NuStar Logistics, LP 6.00% 2026	1,040	1,102
Oasis Petroleum Inc. 6.875% 2022	2,500	2,412
Oasis Petroleum Inc. 6.25% 20261	910	758
PDC Energy Inc. 5.75% 2026	1,100	1,100
Peabody Energy Corp. 6.00% 20221	2,350	2,297
Peabody Energy Corp. 6.375% 20251	100	92
Petrobras Global Finance Co. 5.299% 2025	511	558
Petrobras Global Finance Co. 6.90% 2049	625	734
Petróleos Mexicanos 6.49% 20271	200	213
Petróleos Mexicanos 5.35% 2028	749	747
Petróleos Mexicanos 7.69% 20501	418	458
QEP Resources, Inc. 5.25% 2023	735	729
QEP Resources, Inc. 5.625% 2026	1,080	1,056
Range Resources Corp. 4.875% 2025	715	613
Sanchez Energy Corp. 7.25% 20231,8	825	539
Sanchez Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 10.176% 20202,4,6,7	95	95

American Funds Insurance Series — High-Income Bond Fund — Page 152 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Seven Generations Energy Ltd. 5.375% 20251	$750	$756
SM Energy Co. 6.125% 2022	245	248
SM Energy Co. 5.00% 2024	250	239
SM Energy Co. 5.625% 2025	1,555	1,480
SM Energy Co. 6.625% 2027	850	837
Southwestern Energy Co. 6.20% 20255	750	690
Southwestern Energy Co. 7.50% 2026	1,645	1,526
Southwestern Energy Co. 7.75% 2027	475	441
Sunoco LP 4.875% 2023	3,040	3,117
Sunoco LP 5.50% 2026	825	858
Sunoco LP 6.00% 2027	500	535
Tallgrass Energy Partners, LP 5.50% 20241	1,000	1,007
Tapstone Energy Inc. 9.75% 20221,8	555	7
Targa Resources Partners LP 6.75% 2024	375	390
Targa Resources Partners LP 5.875% 2026	850	905
Targa Resources Partners LP 6.50% 20271	1,105	1,212
Targa Resources Partners LP 6.875% 20291	1,230	1,368
Targa Resources Partners LP 5.50% 20301	2,795	2,875
Teekay Corp. 9.25% 20221	4,070	4,295
Teekay Offshore Partners LP 8.50% 20231	3,250	3,224
Transocean Guardian Ltd. 5.875% 20241	983	1,008
Transocean Inc. 8.375% 20215	1,900	1,953
Transocean Inc. 9.00% 20231	1,041	1,102
Transocean Inc. 6.125% 20251	3,195	3,283
Transocean Poseidon Ltd. 6.875% 20271	655	696
Transocean Sentry Ltd. 5.375% 20231	1,500	1,530
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)3	3,541	584
USA Compression Partners, LP 6.875% 2026	825	868
USA Compression Partners, LP 6.875% 2027	1,700	1,774
Valaris PLC 7.75% 2026	2,225	1,263
Valaris PLC 5.75% 2044	2,920	1,324
Vine Oil & Gas LP 8.75% 20231	2,450	1,208
Vine Oil & Gas LP 9.75% 20231	1,000	505
Viper Energy Partners LP 5.375% 20271	1,000	1,042
Weatherford International PLC 11.00% 20241	6,660	7,218
Whiting Petroleum Corp. 5.75% 2021	335	318
Whiting Petroleum Corp. 6.625% 2026	1,050	718
WPX Energy Inc. 5.75% 2026	450	481
		133,269
Consumer discretionary 9.69%
Allied Universal Holdco LLC 6.625% 20261	1,625	1,749
Allied Universal Holdco LLC 9.75% 20271	3,120	3,340
Boyd Gaming Corp. 4.75% 20271	2,485	2,586
Burger King Corp. 4.375% 20281	875	879
Cedar Fair, LP 5.25% 20291	410	443
Churchill Downs Inc. 4.75% 20281	1,850	1,918
Cirsa Gaming Corp. SA 7.875% 20231	3,891	4,131
Extended Stay America Inc. 4.625% 20271	1,249	1,267
Fertitta Entertainment, Inc. 6.75% 20241	335	348
Fertitta Entertainment, Inc. 8.75% 20251	1,325	1,420
Golden Entertainment, Inc. 7.625% 20261	600	648
Hanesbrands Inc. 4.625% 20241	2,905	3,070
Hanesbrands Inc. 4.875% 20261	1,790	1,899

American Funds Insurance Series — High-Income Bond Fund — Page 153 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Hilton Worldwide Holdings Inc. 4.875% 2030	$770	$818
Levi Strauss & Co. 5.00% 2025	555	573
Limited Brands, Inc. 6.625% 2021	750	788
Mattel, Inc. 6.75% 20251	1,325	1,427
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.799% 20222,4	1,271	1,222
Melco International Development Ltd. 5.375% 20291	1,275	1,311
Merlin Entertainment 5.75% 20261	1,200	1,317
MGM Growth Properties LLC 5.625% 2024	200	218
MGM Resorts International 7.75% 2022	1,500	1,675
MGM Resorts International 6.00% 2023	820	902
MGM Resorts International 5.50% 2027	1,255	1,395
Neiman Marcus Group Ltd. LLC 8.00% 20241	3,656	1,170
Neiman Marcus Group Ltd. LLC 8.75% 20241	2,922	964
Neiman Marcus Group Ltd. LLC 14.00% 2024 (42.86% PIK)1,3	4,809	2,501
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.27% 2023 (12.09% PIK)2,3,4	2,475	2,038
NMG Finco PLC 5.75% 20221	1,780	1,761
Panther BF Aggregator 2, LP 6.25% 20261	985	1,063
Panther BF Aggregator 2, LP 8.50% 20271	1,500	1,597
Party City Holdings Inc. 6.625% 20261	500	354
PetSmart, Inc., Term Loan B2, (3-month USD-LIBOR + 4.00%) 5.74% 20222,4	2,475	2,454
PetSmart, Inc. 7.125% 20231	10,565	10,380
PetSmart, Inc. 5.875% 20251	8,093	8,265
PetSmart, Inc. 8.875% 20251	9,205	9,113
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.74% 20222,4	3,025	2,961
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	1,770	1,805
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	4,355	4,569
Scientific Games Corp. 6.625% 2021	175	178
Scientific Games Corp. 5.00% 20251	1,465	1,538
Scientific Games Corp. 8.25% 20261	5,130	5,665
Scientific Games Corp. 7.00% 20281	2,100	2,251
Scientific Games Corp. 7.25% 20291	1,465	1,596
ServiceMaster Global Holdings, Inc. 5.125% 20241	1,300	1,351
Six Flags Entertainment Corp. 4.875% 20241	3,450	3,582
Sotheby’s 4.875% 20251	1,650	1,663
Staples, Inc. 7.50% 20261	8,100	8,419
Staples, Inc. 10.75% 20271	1,750	1,780
Staples, Inc., Term Loan, (3 month USD-LIBOR + 4.50%) 6.191% 20242,4	1,241	1,225
Stars Group Holdings BV 7.00% 20261	275	299
William Carter Co. 5.625% 20271	445	479
Wyndham Worldwide Corp. 5.375% 20261	1,000	1,057
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20231	2,823	2,964
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20271	975	1,037
Wynn Resorts Ltd. 5.125% 20291	1,207	1,298
		122,721
Industrials 8.71%
ACCO Brands Corp. 5.25% 20241	445	465
ADT Corp. 3.50% 2022	4,025	4,108
Advanced Disposal Services, Inc. 5.625% 20241	1,550	1,617
Allison Transmission Holdings, Inc. 5.00% 20241	4,190	4,300
ARAMARK Corp. 5.125% 2024	3,020	3,105
Ashtead Group PLC 4.00% 20281	200	202
Ashtead Group PLC 4.25% 20291	740	758

American Funds Insurance Series — High-Income Bond Fund — Page 154 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Associated Materials, LLC 9.00% 20241	$5,773	$5,080
Avis Budget Group, Inc. 5.50% 2023	1,274	1,300
Avis Budget Group, Inc. 5.25% 20251	525	542
Avolon Holdings Funding Ltd. 5.25% 20241	1,000	1,094
Beacon Roofing Supply, Inc. 4.875% 20251	1,300	1,309
Bohai Financial Investment Holding Co., Ltd. 5.25% 20221	1,600	1,709
Bohai Financial Investment Holding Co., Ltd. 4.50% 20231	1,625	1,706
Bohai Financial Investment Holding Co., Ltd. 5.125% 20231	1,000	1,081
Bohai Financial Investment Holding Co., Ltd. 5.50% 20241	600	659
Builders FirstSource, Inc. 5.625% 20241	5,958	6,209
Clean Harbors, Inc. 4.875% 20271	1,160	1,223
Clean Harbors, Inc. 5.125% 20291	915	984
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022	—9	—9
Covanta Holding Corp. 5.875% 2024	1,200	1,238
Covanta Holding Corp. 5.875% 2025	1,300	1,375
Dun & Bradstreet Corp. 6.875% 20261	3,490	3,859
Dun & Bradstreet Corp. 10.25% 20271	5,303	6,108
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.792% 20262,4	1,370	1,382
Euramax International, Inc. 12.00% 20201	1,850	1,837
F-Brasile SpA 7.375% 20261	1,871	1,983
FXI Holdings, Inc. 12.25% 20261	5,155	5,377
GW B-CR Security Corp. 9.50% 20271	892	954
Hardwoods Acquisition Inc. 7.50% 20211	1,160	592
Harsco Corp. 5.75% 20271	985	1,053
Hertz Global Holdings Inc. 7.625% 20221	1,756	1,831
Icahn Enterprises Finance Corp. 4.75% 20241	885	910
JELD-WEN Holding, Inc. 4.875% 20271	1,565	1,605
Korn Ferry 4.625% 20271	875	882
Kratos Defense & Security Solutions, Inc. 6.50% 20251	1,305	1,400
LABL Escrow Issuer, LLC 10.50% 20271	1,045	1,071
LSC Communications, Inc. 8.75% 20231	9,510	5,163
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 7.124% 20222,4	334	218
Moog Inc. 4.25% 20271	2,383	2,431
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20251	900	929
Pisces Parent LLC 8.00% 20261	3,915	4,091
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 5.486% 20252,4	937	937
Prime Security Services Borrower, LLC 9.25% 20231	1,000	1,051
PrimeSource Building Products Inc. 9.00% 20231	650	647
R.R. Donnelley & Sons Co. 7.875% 2021	742	770
R.R. Donnelley & Sons Co. 6.50% 2023	1,375	1,410
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 6.799% 20242,4	1,337	1,349
Rexnord Corp. 4.875% 20251	2,610	2,701
Sensata Technologies Holding BV 4.875% 20231	125	133
Stericycle, Inc. 5.375% 20241	2,000	2,104
Swissport Financing SARL 5.25% 2024	€777	929
TransDigm Inc. 6.25% 20261	$1,250	1,356
TransDigm Inc. 5.50% 20271	1,025	1,038
Uber Technologies, Inc. 7.50% 20231	600	628
Uber Technologies, Inc. 8.00% 20261	1,125	1,175
United Continental Holdings, Inc. 6.00% 2020	400	414
United Rentals, Inc. 4.625% 2025	1,360	1,401
United Rentals, Inc. 5.25% 2030	1,050	1,132
Virgin Australia Holdings Ltd. 7.875% 20211	1,600	1,656

American Funds Insurance Series — High-Income Bond Fund — Page 155 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Wesco Aircraft Holdings, Inc. 8.50% 20241	$1,470	$1,525
Wesco Aircraft Holdings, Inc. 9.00% 20261	3,965	4,161
		110,257
Information technology 6.29%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,908
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 20252,4	5,370	5,263
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.945% 20252,4	1,825	1,873
Banff Merger Sub Inc. 9.75% 20261	1,150	1,167
Camelot Finance SA 4.50% 20261	945	973
CDW Corp. 5.00% 2025	1,150	1,204
CommScope Finance LLC 6.00% 20261	1,000	1,066
CommScope Technologies LLC 5.50% 20241	200	203
CommScope Technologies LLC 6.00% 20251	1,000	1,004
CommScope Technologies LLC 5.00% 20271	950	895
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.062% 20222,4	3,660	3,871
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.50% 20232,4	793	772
Diebold, Inc. 8.50% 2024	1,925	1,863
Diebold, Inc., Term Loan A, (3-month USD-LIBOR + 4.75%) 6.50% 20222,4,6	772	749
Ellucian, Inc. 9.00% 20231	450	464
Fair Isaac Corp. 4.00% 20281	875	884
Financial & Risk US Holdings, Inc. 6.25% 20261	2,161	2,362
Financial & Risk US Holdings, Inc. 8.25% 20261	910	1,027
Financial & Risk US Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.952% 20252,4	743	750
Genesys Telecommunications Laboratories, Inc. 10.00% 20241	7,370	7,984
GoDaddy Operating Co. 5.25% 20271	2,435	2,567
Infor (US), Inc. 6.50% 2022	5,400	5,491
Informatica Corp. 7.125% 20231	1,425	1,450
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.299% 20252,4	700	703
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 20242,4	8,645	8,883
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.555% 20242,4	1,359	1,366
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.305% 20252,4	766	772
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.049% 20252,4	1,150	1,094
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.799% 20232,4,6	1,229	1,115
Solera Holdings, Inc. 10.50% 20241	1,100	1,169
Tempo Acquisition LLC 6.75% 20251	1,625	1,682
Unisys Corp. 10.75% 20221	6,600	7,113
VeriSign, Inc. 4.625% 2023	650	662
VeriSign, Inc. 5.25% 2025	200	221
VeriSign, Inc. 4.75% 2027	830	877
Veritas Holdings Ltd. 7.50% 20231	3,530	3,531
Veritas Holdings Ltd. 10.50% 20241	525	487
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.299% 20232,4	1,391	1,345
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.049% 20262,4	1,500	1,491
ViaSat, Inc. 5.625% 20271	835	895
Xerox Corp. 4.125% 2023	377	392
		79,588
Financials 5.68%
AG Merger Sub II, Inc. 10.75% 20271	4,734	4,747
Alliant Holdings Intermediate, LLC 6.75% 20271	2,425	2,602
Ally Financial Inc. 8.00% 2020	1,540	1,554
Ally Financial Inc. 8.00% 2031	2,480	3,447

American Funds Insurance Series — High-Income Bond Fund — Page 156 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Ally Financial Inc. 8.00% 2031	$105	$144
AmWINS Group, Inc. 7.75% 20261	885	981
AssuredPartners, Inc. 7.00% 20251	440	449
AssuredPartners, Inc. 8.00% 20271	3,075	3,207
CIT Group Inc. 4.125% 2021	950	970
Compass Diversified Holdings 8.00% 20261	5,260	5,709
Credit Acceptance Corp. 5.125% 20241	1,035	1,077
Fairstone Financial Inc. 7.875% 20241	3,158	3,404
FS Energy and Power Fund 7.50% 20231	7,115	7,308
General Motors Acceptance Corp. 7.50% 2020	1,920	1,993
goeasy Ltd. 5.375% 20241	1,725	1,760
HUB International Ltd. 7.00% 20261	3,605	3,821
Icahn Enterprises Finance Corp. 6.25% 2022	2,800	2,858
Icahn Enterprises Finance Corp. 5.25% 20271	1,280	1,312
LPL Financial Holdings Inc. 4.625% 20271	2,600	2,658
MSCI Inc. 5.375% 20271	1,000	1,080
MSCI Inc. 4.00% 20291	2,890	2,935
Navient Corp. 6.50% 2022	4,240	4,606
Navient Corp. 5.50% 2023	4,235	4,531
Navient Corp. 6.125% 2024	500	544
Owl Rock Capital Corp. 4.625% 20241	900	911
Springleaf Finance Corp. 8.25% 2020	450	473
Springleaf Finance Corp. 6.125% 2024	2,450	2,689
Springleaf Finance Corp. 6.625% 2028	775	876
Springleaf Finance Corp. 5.375% 2029	1,480	1,548
Starwood Property Trust, Inc. 5.00% 2021	1,710	1,778
		71,972
Utilities 2.96%
AES Corp. 4.00% 2021	1,000	1,016
AES Corp. 4.875% 2023	1,010	1,027
AES Corp. 5.50% 2025	1,857	1,922
AES Corp. 6.00% 2026	2,165	2,310
AmeriGas Partners, LP 5.50% 2025	700	758
AmeriGas Partners, LP 5.75% 2027	450	495
Calpine Corp. 6.00% 20221	425	426
Calpine Corp. 5.375% 2023	2,450	2,484
Calpine Corp. 5.875% 20241	2,420	2,475
Calpine Corp. 5.75% 2025	300	309
Calpine Corp. 5.25% 20261	405	423
Calpine Corp. 5.125% 20281	1,205	1,233
Clearway Energy Operating LLC 5.00% 2026	440	456
Clearway Energy Operating LLC 4.75% 20281	875	888
DPL Inc. 4.35% 20291	575	555
Edison International 4.125% 2028	575	590
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)5	1,650	1,867
Enel Società per Azioni 8.75% 20731,5	1,750	2,059
NGL Energy Partners LP 7.50% 20261	2,525	2,449
NRG Energy, Inc. 7.25% 2026	500	547
Pacific Gas and Electric Co. 2.45% 20228	675	676
Pacific Gas and Electric Co. 3.25% 20238	450	449
Pacific Gas and Electric Co. 6.05% 20348	1,575	1,653
Talen Energy Corp. 6.50% 2025	575	492

American Funds Insurance Series — High-Income Bond Fund — Page 157 of 184

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Talen Energy Corp. 10.50% 20261	$5,425	$5,173
Talen Energy Corp. 7.25% 20271	4,450	4,690
		37,422
Real estate 2.64%
Brookfield Property REIT Inc. 5.75% 20261	4,860	5,137
Communications Sales & Leasing, Inc. 6.00% 20231	450	433
Communications Sales & Leasing, Inc. 7.125% 20241	400	340
Equinix, Inc. 5.875% 2026	575	611
Five Point Holdings LLC 7.875% 20251	775	783
Howard Hughes Corp. 5.375% 20251	6,070	6,343
Iron Mountain Inc. 5.75% 2024	3,875	3,928
Iron Mountain Inc. 4.875% 20271	1,350	1,397
Iron Mountain Inc. 5.25% 20281	1,840	1,917
Medical Properties Trust, Inc. 5.00% 2027	2,020	2,146
Realogy Corp. 5.25% 20211	1,865	1,888
Realogy Corp. 4.875% 20231	3,985	3,925
Realogy Corp. 9.375% 20271	2,765	2,892
SBA Communications Corp. 4.00% 2022	1,010	1,032
SBA Communications Corp. 4.875% 2022	700	710
		33,482
Consumer staples 2.63%
Albertsons Cos. LLC 4.625% 20271	1,800	1,801
B&G Foods, Inc. 5.25% 2025	4,333	4,465
B&G Foods, Inc. 5.25% 2027	1,485	1,502
Cott Beverages Inc. 5.50% 20251	1,980	2,073
Darling Ingredients Inc. 5.25% 20271	380	405
Energizer Holdings, Inc. 6.375% 20261	2,375	2,534
Energizer Holdings, Inc. 7.75% 20271	930	1,041
Energizer SpinCo, Inc. 5.50% 20251	625	650
First Quality Enterprises, Inc. 5.00% 20251	1,995	2,081
Lamb Weston Holdings, Inc. 4.625% 20241	850	904
Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.25%) 6.195% 20262,4	3,080	3,113
Performance Food Group, Inc. 5.50% 20271	1,595	1,709
Post Holdings, Inc. 8.00% 20251	1,550	1,664
Post Holdings, Inc. 5.00% 20261	2,865	3,031
Post Holdings, Inc. 5.625% 20281	1,955	2,110
Post Holdings, Inc. 5.50% 20291	1,085	1,159
Prestige Brands International Inc. 5.125% 20281	321	337
Spectrum Brands Inc. 5.75% 2025	800	837
TreeHouse Foods, Inc. 6.00% 20241	1,800	1,869
		33,285
Total corporate bonds & notes		1,175,116
Municipals 0.00% Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	5	5
Total bonds, notes & other debt instruments (cost: $1,171,836,000)		1,175,121

American Funds Insurance Series — High-Income Bond Fund — Page 158 of 184

Convertible bonds 0.37% Communication services 0.22%	Principal amount (000)	Value (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$1,010	$974
Gogo Inc., convertible notes, 6.00% 2022	797	1,001
Liberty Media Corp. 2.75% 20491	560	589
Twitter, Inc. 1.00% 2021	227	221
		2,785
Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,310
Materials 0.05%
Cleveland-Cliffs Inc., convertible notes, 1.50% 2025	500	599
Total convertible bonds (cost: $4,531,000)		4,694
Convertible stocks 0.63% Industrials 0.43%	Shares
Associated Materials, LLC, convertible preferred, 14.00% 20206,7	4,850	4,834
Stanley Black & Decker, Inc., convertible preferred, 5.25% 2022	6,000	654
		5,488
Utilities 0.16%
Dominion Energy, Inc., Series A units, convertible preferred, 7.25% 2022	8,600	920
Southern Co., units, convertible preferred, 6.75% 2022	11,000	593
DTE Energy Co., units, convertible preferred, 6.25% 2022	10,263	526
		2,039
Information technology 0.04%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	450	530
Total convertible stocks (cost: $7,673,000)		8,057
Preferred securities 0.17% Consumer discretionary 0.17%
Neiman Marcus Group, Inc., preferred shares1,10	2,470,906	2,187
Total preferred securities (cost: $1,656,000)		2,187
Common stocks 1.11% Energy 0.55%
Weatherford International10	156,872	4,385
Tribune Resources, Inc.6,10	1,006,339	1,635
Ascent Resources - Utica, LLC, Class A6,7,10,11	6,297,894	882
McDermott International, Inc.10	3,370	2
		6,904
Health care 0.34%
Rotech Healthcare Inc.6,7,10,11	201,793	4,036
Advanz Pharma Corp.10,11	80,350	234
Advanz Pharma Corp.10	29,584	86
		4,356

American Funds Insurance Series — High-Income Bond Fund — Page 159 of 184

Common stocks (continued) Materials 0.07%	Shares	Value (000)
Hexion Holdings Corp., Class B10	74,701	$900
Utilities 0.07%
Aqua America, Inc.	13,000	811
Information technology 0.05%
Diebold Nixdorf, Inc.10	32,000	338
MoneyGram International, Inc.10	145,000	304
Corporate Risk Holdings I, Inc.6,7,10	218,504	26
		668
Communication services 0.03%
iHeartMedia, Inc., Class A10	22,639	382
Frontier Communications Corp.10	13,333	12
Adelphia Recovery Trust, Series Arahova6,7,10	388,601	2
Adelphia Recovery Trust, Series ACC-16,7,10	449,306	—9
		396
Total common stocks (cost: $19,328,000)		14,035
Rights & warrants 0.06% Energy 0.06%
Sable Permian Resources, LLC, warrants, expire 20241,6,7,10	9,715	700
Tribune Resources, Inc., Class A, warrants, expire 20236,7,10	336,564	5
Tribune Resources, Inc., Class B, warrants, expire 20236,7,10	261,772	2
Tribune Resources, Inc., Class C, warrants, expire 20236,7,10	247,225	1
Ultra Petroleum Corp., warrants, expire 202510	80,710	3
		711
Industrials 0.00%
Associated Materials, LLC, warrants, expire 20236,7,10	68,899	—9
Total rights & warrants (cost: $2,287,000)		711
Short-term securities 3.09% Money market investments 3.09%
Capital Group Central Cash Fund 1.73%12	391,124	39,112
Total short-term securities (cost: $38,979,000)		39,112
Total investment securities 98.23% (cost: $1,246,290,000)		1,243,917
Other assets less liabilities 1.77%		22,376
Net assets 100.00%		$1,266,293

American Funds Insurance Series — High-Income Bond Fund — Page 160 of 184

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount13 (000)	Value at 12/31/201914 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	295	April 2020	$59,000	$63,572	$(33)
10 Year Ultra U.S. Treasury Note Futures	Short	113	March 2020	(11,300)	(15,899)	192
						$159

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$41,200	$(1,068)	$(970)	$(98)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	53,680	(5,171)	(3,691)	(1,480)
					$(4,661)	$(1,578)

1	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $792,983,000, which represented 62.62% of the net assets of the fund.
2	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $64,996,000, which represented 5.13% of the net assets of the fund.
3	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
4	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
5	Step bond; coupon rate may change at a later date.
6	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $23,174,000, which represented 1.83% of the net assets of the fund.
7	Value determined using significant unobservable inputs.
8	Scheduled interest and/or principal payment was not received.
9	Amount less than one thousand.
10	Security did not produce income during the last 12 months.
11	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
12	Rate represents the seven-day yield at 12/31/2019.
13	Notional amount is calculated based on the number of contracts and notional contract size.
14	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$4,331	$4,036.32%
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	882.07
Advanz Pharma Corp.	8/31/2018	1,017	234.02
Total private placement securities		$5,650	$5,152.41%

Key to abbreviations and symbols
Auth. = Authority
€ = Euros
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars

American Funds Insurance Series — High-Income Bond Fund — Page 161 of 184

Mortgage Fund

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 81.04% Mortgage-backed obligations 63.38% Federal agency mortgage-backed obligations 59.31%	Principal amount (000)	Value (000)
Fannie Mae 5.00% 20361	$37	$38
Fannie Mae Pool #AJ7716 3.00% 20261	832	856
Fannie Mae Pool #AJ8325 3.00% 20261	171	176
Fannie Mae Pool #AL5603 3.00% 20271	873	896
Fannie Mae Pool #MA3159 3.00% 20271	48	49
Fannie Mae Pool #MA3315 3.00% 20281	18	18
Fannie Mae Pool #AL3803 3.00% 20281	13	13
Fannie Mae Pool #BM4299 3.00% 20301	965	989
Fannie Mae Pool #BJ9590 3.00% 20341	1,855	1,901
Fannie Mae Pool #MA2856 4.00% 20361	404	429
Fannie Mae Pool #BM4488 3.435% 20481,2	1,690	1,730
Fannie Mae Pool #MA3692 3.50% 20491	3,160	3,247
Fannie Mae Pool #CA4566 3.50% 20491	2,992	3,077
Fannie Mae Pool #FM0020 3.50% 20491	1,296	1,336
Fannie Mae Pool #FM1028 3.50% 20491	125	129
Fannie Mae Pool #BN8901 3.50% 20491	70	72
Fannie Mae Pool #BJ8402 3.549% 20491,2	297	306
Freddie Mac 5.00% 20341	1,037	1,144
Freddie Mac 4.00% 20361	4,219	4,497
Freddie Mac Pool #ZK3775 3.00% 20261	790	811
Freddie Mac Pool #ZS6520 3.00% 20271	188	194
Freddie Mac Pool #ZS6765 3.00% 20281	172	177
Freddie Mac Pool #ZS8574 3.00% 20301	191	196
Freddie Mac Pool #SB8002 3.00% 20341	1,750	1,794
Freddie Mac Pool #QN0549 3.00% 20341	48	49
Freddie Mac Pool #SB8027 3.00% 20351	1,278	1,313
Freddie Mac Pool #760012 3.01% 20451,2	133	134
Freddie Mac Pool #760013 3.009% 20451,2	104	105
Freddie Mac Pool #760014 3.486% 20451,2	1,595	1,627
Freddie Mac Pool #760015 3.238% 20471,2	228	229
Freddie Mac Pool #ZT1319 3.50% 20481	180	185
Freddie Mac Pool #SD8005 3.50% 20491	4,462	4,585
Freddie Mac Pool #SD8001 3.50% 20491	3,325	3,417
Freddie Mac Pool #ZT1863 3.50% 20491	779	801
Freddie Mac Pool #RA1824 3.50% 20491	776	799
Freddie Mac Pool #ZT1951 3.50% 20491	394	405
Freddie Mac, Series KJ02, Class A2, Multi Family, 2.597% 20201	194	194
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 20231	4,722	4,908
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 20231	1,250	1,301
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 20561,3	1,490	1,515
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20561	1,437	1,464
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20561,2	1,228	1,252
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 20571,3	10,713	11,041
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20571	9,853	10,390
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20571	6,803	7,063

American Funds Insurance Series — Mortgage Fund — Page 162 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 20591	$3,737	$3,808
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20281	6,847	7,090
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20281	1,873	1,934
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 20291	9,962	10,100
Government National Mortgage Assn. 3.75% 20341	1,137	1,181
Government National Mortgage Assn. 3.75% 20381	761	793
Government National Mortgage Assn. 3.75% 20391	787	820
Government National Mortgage Assn. 4.00% 20391	322	324
Government National Mortgage Assn. 6.00% 20391	177	200
Government National Mortgage Assn. 4.00% 20401	371	373
Government National Mortgage Assn. 5.50% 20401	1,469	1,640
Government National Mortgage Assn. 4.50% 20411	30	31
Government National Mortgage Assn. 5.00% 20411	869	948
Government National Mortgage Assn. 5.00% 20411	650	690
Government National Mortgage Assn. 6.50% 20411	149	159
Government National Mortgage Assn. 3.50% 20421	215	221
Government National Mortgage Assn. 3.50% 20421	216	217
Government National Mortgage Assn. 3.50% 20431	1,887	1,973
Government National Mortgage Assn. 3.50% 20431	1,535	1,605
Government National Mortgage Assn. 3.50% 20431	1,214	1,275
Government National Mortgage Assn. 3.50% 20431	880	919
Government National Mortgage Assn. 3.50% 20431	707	733
Government National Mortgage Assn. 3.50% 20431	207	214
Government National Mortgage Assn. 3.75% 20441	610	637
Government National Mortgage Assn. 4.25% 20441	1,574	1,682
Government National Mortgage Assn. 4.00% 20461	705	727
Government National Mortgage Assn. 4.50% 20491	16,600	17,345
Government National Mortgage Assn. 4.00% 20501,4	4,760	4,927
Government National Mortgage Assn. 4.50% 20501,4	2,639	2,759
Government National Mortgage Assn. Pool #AA5326 3.50% 20421	361	365
Government National Mortgage Assn. Pool #MA1411 3.50% 20431	244	244
Government National Mortgage Assn. Pool #MA5986 4.00% 20491	1,030	1,068
Government National Mortgage Assn. Pool #MA5931 4.00% 20491	162	168
Government National Mortgage Assn. Pool #MA5877 4.50% 20491	1,727	1,804
Government National Mortgage Assn. Pool #MA5987 4.50% 20491	1,172	1,229
Government National Mortgage Assn. Pool #MA6156 4.50% 20491	1,002	1,053
Government National Mortgage Assn. Pool #MA6092 4.50% 20491	616	649
Government National Mortgage Assn. Pool #MA6041 4.50% 20491	559	587
Government National Mortgage Assn. Pool #MA6042 5.00% 20491	—5	—5
Government National Mortgage Assn. Pool #AO0409 4.531% 20651	333	349
Government National Mortgage Assn. Pool #AO0461 4.542% 20651	182	190
Government National Mortgage Assn. Pool #AN1825 4.558% 20651	575	602
Government National Mortgage Assn. Pool #AO0385 4.514% 20661	972	1,035
Government National Mortgage Assn. Pool #725897 5.20% 20661	6	7
Uniform Mortgage-Backed Security 3.00% 20351,4	15,493	15,864
Uniform Mortgage-Backed Security 3.00% 20351,4	17	17
Uniform Mortgage-Backed Security 4.50% 20501,4	3,000	3,159
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20281	3,774	3,806
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20351	292	298
		174,671

American Funds Insurance Series — Mortgage Fund — Page 163 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Collateralized mortgage-backed obligations (privately originated) 4.07%	Principal amount (000)	Value (000)
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20481,2,6	$662	$671
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 20291,2,6	328	329
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 20491,6,7	1,271	1,270
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 20281,2,6	1,121	1,122
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20291,2,6	817	823
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 20501,2,6	830	848
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 20501,2,6	791	808
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 2.573% 20521,2,6	750	750
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20281,2,6	268	268
Nationstar HECM Loan Trust, Series 2018-3A, Class A, 3.555% 20281,2,6	329	332
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.575% 20291,2,6	692	694
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20291,2,6	729	730
Reverse Mortgage Investment Trust, Series 2018-1, Class A, 3.436% 20281,2,6	154	154
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 20631,2,6	1,246	1,235
Station Place Securitization Trust, Series 2019-WL1, Class A, (1-month USD-LIBOR + 0.65%) 2.442% 20521,2,6	1,140	1,143
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.392% 20571,2,6	46	46
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 20571,2,6	753	756
		11,979
Total mortgage-backed obligations		186,650
U.S. Treasury bonds & notes 9.65% U.S. Treasury 4.86%
U.S. Treasury 2.00% 2022	2,400	2,425
U.S. Treasury 2.125% 2022	1,000	1,015
U.S. Treasury 1.75% 2023	3,500	3,513
U.S. Treasury 2.75% 2023	224	232
U.S. Treasury 2.875% 2023	4,350	4,547
U.S. Treasury 2.50% 2024	2,500	2,588
		14,320
U.S. Treasury inflation-protected securities 4.79%
U.S. Treasury Inflation-Protected Security 0.625% 20238	6,216	6,315
U.S. Treasury Inflation-Protected Security 2.125% 20418	129	170
U.S. Treasury Inflation-Protected Security 0.75% 20428,9	7,328	7,629
		14,114
Total U.S. Treasury bonds & notes		28,434
Federal agency bonds & notes 6.42%
Fannie Mae 2.00% 2022	5,800	5,849
Federal Home Loan Bank 1.375% 2021	3,000	2,992
Federal Home Loan Bank 1.875% 2021	10,000	10,055
		18,896
Asset-backed obligations 1.59%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 20211	5	5
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 2.976% 20251,2,6	29	30
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 20211,6	19	19
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 20221	97	97
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 20221,6	222	223
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 20241	1,000	1,003

American Funds Insurance Series — Mortgage Fund — Page 164 of 184

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 20211,6	$1,823	$1,825
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 2.936% 20271,2,6	784	784
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.031% 20251,2,6	210	210
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.64% 20211	273	273
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 20211,6	159	159
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20221,6	53	53
		4,681
Total bonds, notes & other debt instruments (cost: $234,202,000)		238,661
Short-term securities 13.90% Federal agency discount notes 13.05%
Fannie Mae 1.50%-1.55% due 1/22/2020-1/23/2020	12,500	12,489
Federal Farm Credit Banks 1.57% due 1/30/2020	8,000	7,990
Federal Home Loan Bank 1.55%-1.59% due 1/3/2020-2/18/2020	13,000	12,988
Freddie Mac 1.64% due 3/18/2020	5,000	4,984
		38,451
Commercial paper 0.85%
Starbird Funding Corp. 1.58% due 1/2/20206	2,500	2,500
Total short-term securities (cost: $40,948,000)		40,951
Total investment securities 94.94% (cost: $275,150,000)		279,612
Other assets less liabilities 5.06%		14,898
Net assets 100.00%		$294,510

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount10 (000)	Value at 12/31/201911 (000)	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	425	April 2020	$85,000	$91,588	$(49)
5 Year U.S. Treasury Note Futures	Long	427	April 2020	42,700	50,646	(176)
10 Year Ultra U.S. Treasury Note Futures	Long	126	March 2020	12,600	17,729	(213)
10 Year U.S. Treasury Note Futures	Long	79	March 2020	7,900	10,145	(95)
20 Year U.S. Treasury Bond Futures	Long	56	March 2020	5,600	8,731	(186)
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2020	500	908	(27)
						$(746)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$102,700	$—5	$—	$—5
1.5365%	U.S. EFFR	1/29/2020	81,500	(1)	—	(1)
1.535%	U.S. EFFR	1/29/2020	85,500	(1)	—	(1)
1.531%	U.S. EFFR	3/18/2020	95,000	(4)	—	(4)

American Funds Insurance Series — Mortgage Fund — Page 165 of 184

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.515%	U.S. EFFR	3/18/2020	$86,100	$(6)	$—	$(6)
1.5155%	U.S. EFFR	3/18/2020	182,000	(12)	—	(12)
1.5135%	U.S. EFFR	3/18/2020	181,900	(13)	—	(13)
3-month USD-LIBOR	2.806%	8/29/2020	300	(2)	—	(2)
1.4555%	U.S. EFFR	12/10/2020	16,900	(10)	—	(10)
1.454%	U.S. EFFR	12/10/2020	20,100	(12)	—	(12)
1.487%	U.S. EFFR	12/16/2020	18,375	(5)	—	(5)
1.491%	U.S. EFFR	12/16/2020	18,625	(5)	—	(5)
1.34%	U.S. EFFR	10/18/2021	21,000	(42)	—	(42)
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	171	—	171
1.3615%	U.S. EFFR	11/1/2021	29,500	(45)	—	(45)
1.281%	U.S. EFFR	11/4/2021	29,500	(88)	—	(88)
U.S. EFFR	1.335%	11/26/2021	30,000	61	—	61
2.012%	3-month USD-LIBOR	10/4/2022	9,000	82	—	82
2.00%	3-month USD-LIBOR	10/5/2022	41,500	364	—	364
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(640)	—	(640)
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(262)	—	(262)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(606)	—	(606)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(313)	—	(313)
3-month USD-LIBOR	2.05%	7/18/2029	6,000	(92)	—	(92)
U.S. EFFR	1.485%	10/23/2029	2,100	32	—	32
U.S. EFFR	1.4869%	10/23/2029	1,900	29	—	29
U.S. EFFR	1.453%	10/24/2029	2,500	45	—	45
U.S. EFFR	1.4741%	10/24/2029	2,500	41	—	41
U.S. EFFR	1.4495%	10/24/2029	1,800	33	—	33
U.S. EFFR	1.446%	10/24/2029	200	4	—	4
1.419%	U.S. EFFR	11/26/2029	6,000	(130)	—	(130)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(222)	—	(222)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(457)	—	(457)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(682)	—	(682)
U.S. EFFR	2.155%	11/10/2047	1,280	(86)	—	(86)
U.S. EFFR	2.5635%	2/12/2048	4,528	(714)	—	(714)
2.98%	3-month USD-LIBOR	3/15/2048	300	59	—	59
2.9625%	3-month USD-LIBOR	3/15/2048	300	57	—	57
2.917%	3-month USD-LIBOR	3/16/2048	600	109	—	109
3-month USD-LIBOR	1.934%	12/12/2049	2,200	80	—	80
3-month USD-LIBOR	1.935%	12/17/2049	2,480	90	—	90
3-month USD-LIBOR	2.007%	12/19/2049	900	18	—	18
3-month USD-LIBOR	2.045%	12/27/2049	2,200	24	—	24
					$—	$(2,832)

American Funds Insurance Series — Mortgage Fund — Page 166 of 184

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
3	Step bond; coupon rate may change at a later date.
4	Purchased on a TBA basis.
5	Amount less than one thousand.
6	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,782,000, which represented 6.04% of the net assets of the fund.
7	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,270,000, which represented .43% of the net assets of the fund.
8	Index-linked bond whose principal amount moves with a government price index.
9	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,195,000, which represented 1.42% of the net assets of the fund.
10	Notional amount is calculated based on the number of contracts and notional contract size.
11	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Mortgage Fund — Page 167 of 184

Ultra-Short Bond Fund

Investment portfolio

December 31, 2019

Short-term securities 99.86% Commercial paper 71.65%	Principal amount (000)	Value (000)
Alberta (Province of) 1.78% due 1/8/20201	$9,000	$8,997
American Honda Finance Corp. 1.84% due 1/6/2020	11,000	10,997
BMW U.S. Capital LLC 1.61% due 1/8/20201	7,000	6,997
Chariot Funding, LLC 2.00% due 1/7/20201	9,300	9,297
CHARTA, LLC 1.78% due 1/16/20201	10,000	9,992
Eli Lilly and Co. 1.66% due 1/6/20201	10,000	9,997
ExxonMobil Corp. 1.65% due 2/18/2020	10,000	9,977
Henkel of America, Inc. 1.75% due 2/4/20201	7,000	6,989
LVMH Moët Hennessy Louis Vuitton Inc. 1.70% due 2/13/20201	10,000	9,980
National Rural Utilities Cooperative Finance Corp. 1.72% due 1/13/2020	8,100	8,095
Nederlandse Waterschapsbank N.V. 1.84% due 3/18/20201	10,000	9,961
New York Life Capital Corp. 1.60% due 2/12/20201	10,000	9,980
NRW.BANK 1.90% due 1/21/20201	9,000	8,991
OMERS Finance Trust 1.87% due 1/22/20201	10,000	9,990
Oversea-Chinese Banking Corp. Ltd. 1.87% due 1/24/20201	10,800	10,787
Pfizer Inc. 2.04% due 1/23/20201	11,700	11,688
Simon Property Group, LP 1.70% due 1/13/20201	8,100	8,095
ST Engineering North America, Inc. 1.87% due 1/21/20201	2,000	1,998
Starbird Funding Corp. 1.58% due 1/2/20201	6,000	6,000
United Overseas Bank Ltd. 1.83% due 2/25/20201	10,000	9,974
United Parcel Service Inc. 1.62% due 1/13/20201	10,200	10,195
Victory Receivables Corp. 1.82% due 2/3/20201	10,000	9,983
Walt Disney Co. 1.69% due 2/26/20201	5,000	4,986
		203,946
Federal agency discount notes 14.73%
Fannie Mae 1.53% due 1/10/2020	10,000	9,996
Federal Farm Credit Banks 1.55% due 3/4/2020	7,000	6,981
Federal Home Loan Bank 1.57% due 1/31/2020	15,000	14,982
Freddie Mac 1.55% due 3/10/2020	10,000	9,971
		41,930
Bonds & notes of governments & government agencies outside the U.S. 9.97%
CPPIB Capital Inc. 1.82% due 1/24/2020	10,000	9,989
Ontario (Province of) 1.74% due 2/3/2020	7,400	7,389
Québec (Province of) 1.85% due 1/16/20201	11,000	10,992
		28,370
U.S. Treasury 3.51%
U.S. Treasury Bill 1.50% due 2/11/2020	10,000	9,983
Total short-term securities (cost: $284,222,000)		284,229
Total investment securities 99.86% (cost: $284,222,000)		284,229
Other assets less liabilities 0.14%		401
Net assets 100.00%		$284,630

American Funds Insurance Series — Ultra-Short Bond Fund — Page 168 of 184

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,869,000, which represented 65.30% of the net assets of the fund.

American Funds Insurance Series — Ultra-Short Bond Fund — Page 169 of 184

U.S. Government/AAA-Rated Securities Fund

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 96.81% U.S. Treasury bonds & notes 51.15% U.S. Treasury 43.49%	Principal amount (000)	Value (000)
U.S. Treasury 1.75% 20211	$33,540	$33,641
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 1.826% 20212	51,589	51,671
U.S. Treasury 2.00% 2021	46,300	46,669
U.S. Treasury 2.00% 2021	5,350	5,386
U.S. Treasury 2.125% 2021	23,450	23,661
U.S. Treasury 2.25% 2021	23,580	23,820
U.S. Treasury 1.625% 2022	100	100
U.S. Treasury 1.75% 2022	174,300	174,930
U.S. Treasury 1.75% 2022	11,700	11,739
U.S. Treasury 1.875% 2022	63,000	63,391
U.S. Treasury 1.875% 2022	25,000	25,170
U.S. Treasury 1.875% 2022	23,000	23,167
U.S. Treasury 2.00% 2022	69,500	70,238
U.S. Treasury 2.00% 2022	16,010	16,185
U.S. Treasury 1.625% 2023	11,900	11,897
U.S. Treasury 1.625% 20231	10,000	9,997
U.S. Treasury 2.125% 20231	57,739	58,782
U.S. Treasury 2.625% 2023	17,255	17,783
U.S. Treasury 2.875% 2023	43,000	44,952
U.S. Treasury 2.875% 2023	22,500	23,538
U.S. Treasury 1.50% 2024	47,000	46,623
U.S. Treasury 1.50% 2024	16,170	16,037
U.S. Treasury 2.00% 2024	30,050	30,469
U.S. Treasury 2.125% 20241	31,975	32,620
U.S. Treasury 2.25% 2024	6,500	6,652
U.S. Treasury 2.50% 2024	44,000	45,540
U.S. Treasury 2.75% 2025	38,000	39,970
U.S. Treasury 2.875% 2025	13,000	13,773
U.S. Treasury 1.625% 2026	77,000	76,037
U.S. Treasury 1.625% 2026	15,000	14,824
U.S. Treasury 1.75% 2026	12,900	12,828
U.S. Treasury 1.875% 2026	86,000	86,393
U.S. Treasury 2.00% 20261	8,000	8,093
U.S. Treasury 1.75% 2029	35,000	34,467
U.S. Treasury 2.25% 20491	25,700	24,937
U.S. Treasury 2.375% 2049	5,000	4,984
U.S. Treasury 2.875% 20491	26,000	28,663
		1,259,627
U.S. Treasury inflation-protected securities 7.66%
U.S. Treasury Inflation-Protected Security 0.125% 20223	11,710	11,709
U.S. Treasury Inflation-Protected Security 0.625% 20233	36,777	37,362
U.S. Treasury Inflation-Protected Security 0.125% 20243	72,013	72,476
U.S. Treasury Inflation-Protected Security 0.25% 20253	24,054	24,283
U.S. Treasury Inflation-Protected Security 0.375% 20273	13,360	13,632

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 170 of 184

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.25% 20293	$16,297	$16,477
U.S. Treasury Inflation-Protected Security 2.125% 20413	364	481
U.S. Treasury Inflation-Protected Security 0.75% 20421,3	22,423	23,344
U.S. Treasury Inflation-Protected Security 1.00% 20463	2,883	3,178
U.S. Treasury Inflation-Protected Security 0.875% 20473	5,437	5,839
U.S. Treasury Inflation-Protected Security 1.00% 20493	11,658	12,976
		221,757
Total U.S. Treasury bonds & notes		1,481,384
Mortgage-backed obligations 27.67% Federal agency mortgage-backed obligations 27.67%
Fannie Mae 6.50% 20374	23	26
Fannie Mae 7.00% 20374	4	5
Fannie Mae 6.00% 20384	16	16
Fannie Mae Pool #AJ7716 3.00% 20264	1,000	1,029
Fannie Mae Pool #AO5427 3.00% 20274	944	969
Fannie Mae Pool #AP7539 3.00% 20274	339	348
Fannie Mae Pool #AR8558 3.00% 20274	290	299
Fannie Mae Pool #AO7538 3.00% 20274	277	284
Fannie Mae Pool #257104 6.50% 20284	131	145
Fannie Mae Pool #BM4299 3.00% 20304	949	973
Fannie Mae Pool #AL9668 3.00% 20304	22	22
Fannie Mae Pool #BM3501 3.00% 20324	305	314
Fannie Mae Pool #BO6920 3.00% 20344	435	446
Fannie Mae Pool #BN7354 3.00% 20344	319	327
Fannie Mae Pool #BK9093 3.00% 20344	297	305
Fannie Mae Pool #MA3657 3.00% 20344	233	239
Fannie Mae Pool #MA2746 4.00% 20364	6,682	7,119
Fannie Mae Pool #AS6870 4.00% 20364	5,273	5,617
Fannie Mae Pool #MA2588 4.00% 20364	1,676	1,785
Fannie Mae Pool #888698 7.00% 20374	52	57
Fannie Mae Pool #AH0351 4.50% 20414	839	900
Fannie Mae Pool #AI1862 5.00% 20414	704	784
Fannie Mae Pool #AI3510 5.00% 20414	449	501
Fannie Mae Pool #AJ0704 5.00% 20414	372	415
Fannie Mae Pool #AJ5391 5.00% 20414	248	277
Fannie Mae Pool #CA0770 3.50% 20474	12,918	13,430
Fannie Mae Pool #BH2597 4.00% 20474	25,092	26,390
Fannie Mae Pool #BM4488 3.435% 20482,4	7,816	8,001
Fannie Mae Pool #MA3467 4.00% 20484	4	4
Fannie Mae Pool #CA3099 4.50% 20484	4,015	4,230
Fannie Mae Pool #MA3775 3.50% 20494	44,907	46,182
Fannie Mae Pool #MA3692 3.50% 20494	8,637	8,876
Fannie Mae Pool #CA4026 3.50% 20494	3,000	3,092
Fannie Mae Pool #MA3686 3.50% 20494	3,000	3,083
Fannie Mae Pool #CA4358 3.50% 20494	3,000	3,082
Fannie Mae Pool #FM0020 3.50% 20494	1,000	1,031
Fannie Mae Pool #CA4813 3.50% 20494	414	427
Fannie Mae Pool #BN4381 3.50% 20494	131	135
Fannie Mae Pool #BM5446 3.50% 20494	78	81
Fannie Mae Pool #BJ8402 3.549% 20492,4	1,375	1,415
Fannie Mae Pool #MA3665 4.50% 20494	660	695
Fannie Mae Pool #MA3639 4.50% 20494	392	412

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 171 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-4, Class NA, 9.013% 20252,4	$—5	$—5
Fannie Mae, Series 2001-4, Class GA, 9.16% 20252,4	—5	—5
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20414	57	65
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 20224	1,525	1,537
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 20224	1,361	1,385
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.188% 20232,4	1,603	1,651
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.48% 20242,4	2,962	3,099
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20364	108	97
Freddie Mac 5.50% 20244	223	232
Freddie Mac 3.50% 20334	17,735	18,410
Freddie Mac 5.00% 20404	829	915
Freddie Mac 5.00% 20414	1,506	1,680
Freddie Mac 4.00% 20434	354	383
Freddie Mac 3.50% 20474	14,885	15,482
Freddie Mac 3.50% 20474	11,729	12,189
Freddie Mac Pool #ZK3727 3.00% 20264	309	317
Freddie Mac Pool #ZA2603 3.00% 20264	29	30
Freddie Mac Pool #ZK7580 3.00% 20274	466	479
Freddie Mac Pool #ZS7367 3.00% 20284	676	693
Freddie Mac Pool #ZK7590 3.00% 20294	1,000	1,025
Freddie Mac Pool #ZS8602 3.00% 20314	52	54
Freddie Mac Pool #ZT1344 3.00% 20334	3,000	3,078
Freddie Mac Pool #ZT0716 3.00% 20334	204	210
Freddie Mac Pool #SB8002 3.00% 20344	1,000	1,025
Freddie Mac Pool #ZT2091 3.00% 20344	475	487
Freddie Mac Pool #QN0573 3.00% 20344	268	274
Freddie Mac Pool #SB8027 3.00% 20354	2,082	2,138
Freddie Mac Pool #1H1354 4.209% 20362,4	181	192
Freddie Mac Pool #760012 3.01% 20452,4	615	619
Freddie Mac Pool #760013 3.009% 20452,4	480	485
Freddie Mac Pool #760014 3.486% 20452,4	1,276	1,302
Freddie Mac Pool #760015 3.238% 20472,4	1,024	1,032
Freddie Mac Pool #ZM4352 3.50% 20474	45	46
Freddie Mac Pool #ZS4784 3.50% 20484	853	877
Freddie Mac Pool #SD8001 3.50% 20494	90,895	93,422
Freddie Mac Pool #SD8005 3.50% 20494	34,320	35,264
Freddie Mac Pool #ZT1951 3.50% 20494	12,342	12,684
Freddie Mac Pool #ZT2086 3.50% 20494	2,500	2,570
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.14% 20232,4	20	20
Freddie Mac, Series K013, Class A1, Multi Family, 2.902% 20204	133	133
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 20224	597	603
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 20234	1,680	1,694
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 20234	400	415
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 20272,4	5,765	6,145
Freddie Mac, Series 3213, Class OG, principal only, 0% 20364	181	169
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 20564,6	10,950	11,130
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20564	10,562	10,759
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20562,4	10,358	10,565
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 20574,6	2,040	2,103
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20574	37,774	39,835
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20574	1,634	1,697
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 20594	16,820	17,140
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20284	39,374	40,773
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20284	9,169	9,470

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 172 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 20294	$10,959	$11,110
Government National Mortgage Assn. 3.75% 20344	1,097	1,138
Government National Mortgage Assn. 5.50% 20384	291	327
Government National Mortgage Assn. 5.50% 20384	123	132
Government National Mortgage Assn. 5.50% 20384	48	54
Government National Mortgage Assn. 6.00% 20384	191	219
Government National Mortgage Assn. 6.50% 20384	332	376
Government National Mortgage Assn. 5.00% 20394	498	555
Government National Mortgage Assn. 6.00% 20394	177	200
Government National Mortgage Assn. 4.50% 20404	380	411
Government National Mortgage Assn. 5.50% 20404	5,393	6,024
Government National Mortgage Assn. 4.50% 20414	1,106	1,168
Government National Mortgage Assn. 5.00% 20414	1,954	2,130
Government National Mortgage Assn. 3.00% 20424	44	46
Government National Mortgage Assn. 3.50% 20434	1,507	1,587
Government National Mortgage Assn. 4.50% 20494	1,081	1,130
Government National Mortgage Assn. 3.50% 20504,7	40,000	41,221
Government National Mortgage Assn. 4.00% 20504,7	30,870	31,952
Government National Mortgage Assn. 4.50% 20504,7	11,946	12,492
Government National Mortgage Assn. Pool #699537 5.50% 20384	131	145
Government National Mortgage Assn. Pool #MA5986 4.00% 20494	6,680	6,923
Government National Mortgage Assn. Pool #MA5931 4.00% 20494	1,051	1,090
Government National Mortgage Assn. Pool #MA5987 4.50% 20494	17,450	18,300
Government National Mortgage Assn. Pool #MA5877 4.50% 20494	9,981	10,429
Government National Mortgage Assn. Pool #MA6041 4.50% 20494	8,326	8,750
Government National Mortgage Assn. Pool #MA6156 4.50% 20494	2,294	2,412
Government National Mortgage Assn. Pool #MA6092 4.50% 20494	1,411	1,485
Government National Mortgage Assn. Pool #892950 2.815% 20602,4	959	977
Government National Mortgage Assn. Pool #756692 4.14% 20614	—5	—5
Government National Mortgage Assn. Pool #751409 4.406% 20614	25	26
Government National Mortgage Assn. Pool #710077 4.70% 20614	46	48
Government National Mortgage Assn. Pool #756695 4.70% 20614	12	13
Government National Mortgage Assn. Pool #710079 4.70% 20614	12	12
Government National Mortgage Assn. Pool #710074 4.72% 20614	4	5
Government National Mortgage Assn. Pool #721640 4.81% 20614	—5	—5
Government National Mortgage Assn. Pool #765151 4.921% 20614	30	31
Government National Mortgage Assn. Pool #756694 5.147% 20614	163	163
Government National Mortgage Assn. Pool #756715 4.424% 20624	28	30
Government National Mortgage Assn. Pool #767610 4.522% 20624	3	4
Government National Mortgage Assn. Pool #759735 4.903% 20624	4	4
Government National Mortgage Assn. Pool #795471 5.09% 20624	5	5
Government National Mortgage Assn. Pool #894475 4.045% 20632,4	2,957	3,090
Government National Mortgage Assn. Pool #767641 4.395% 20634	11	11
Government National Mortgage Assn. Pool #795533 5.012% 20634	4	4
Government National Mortgage Assn. Pool #AG8149 2.258% 20642,4	351	353
Government National Mortgage Assn. Pool #AG8156 2.728% 20642,4	431	437
Government National Mortgage Assn. Pool #894482 4.041% 20642,4	3,902	4,074
Government National Mortgage Assn. Pool #AG8194 4.386% 20644	88	90
Government National Mortgage Assn. Pool #AG8068 4.934% 20644	17	17
Government National Mortgage Assn. Pool #AG8150 4.956% 20644	31	31
Government National Mortgage Assn. Pool #AG8155 5.069% 20644	29	29
Government National Mortgage Assn. Pool #AG8189 5.116% 20644	28	29
Government National Mortgage Assn. Pool #AG8171 5.337% 20644	2	2
Government National Mortgage Assn. Pool #AA7554 6.64% 20644	360	373

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 173 of 184

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #AL7438 4.49% 20654	$21	$22
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.327% 20602,4	376	386
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 2.27% 20622,4	1,683	1,688
Government National Mortgage Assn., Series 2012-H20, Class PT, 2.634% 20622,4	2,153	2,163
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 2.092% 20202,4	61	61
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 2.118% 20202,4	179	179
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 2.144% 20202,4	97	97
Uniform Mortgage-Backed Security 3.00% 20354,7	76,804	78,695
Uniform Mortgage-Backed Security 3.00% 20354,7	28,225	28,903
Uniform Mortgage-Backed Security 4.50% 20504,7	16	17
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 20334	2,327	2,341
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20354	3,296	3,361
Total mortgage-backed obligations		801,424
Federal agency bonds & notes 17.99%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026	802	818
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	569	579
Fannie Mae 1.25% 2021	2,900	2,883
Fannie Mae 2.75% 2021	26,500	26,938
Fannie Mae 2.875% 2023	36,000	37,533
Fannie Mae 7.125% 2030	4,000	5,790
Federal Home Loan Bank 3.375% 2023	16,715	17,700
Federal Home Loan Bank 3.25% 2028	13,000	14,203
Federal Home Loan Bank 5.50% 2036	600	844
Freddie Mac 2.375% 2021	40,000	40,340
Private Export Funding Corp. 2.25% 2020	5,000	5,005
Private Export Funding Corp. 3.266% 20218	34,000	34,994
Private Export Funding Corp. 3.55% 2024	6,340	6,763
Small Business Administration, Series 2001-20K, 5.34% 2021	16	16
Small Business Administration, Series 2001-20J, 5.76% 2021	6	7
Small Business Administration, Series 2001-20F, 6.44% 2021	25	26
Small Business Administration, Series 2003-20B, 4.84% 2023	101	104
Tennessee Valley Authority 2.875% 2027	10,000	10,530
Tennessee Valley Authority 4.65% 2035	2,330	2,896
Tennessee Valley Authority 5.88% 2036	1,750	2,482
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,756
Tennessee Valley Authority, Series A, 4.625% 2060	250	343
TVA Southaven 3.846% 2033	1,218	1,307
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,749
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,693
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,884
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,794
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,010	3,549
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,990
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,397
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,523
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	5,057
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	8,147
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,077
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,151

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 174 of 184

Bonds, notes & other debt instruments (continued) Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	$3,515	$3,713
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,710
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	16,231
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,416
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,720
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,455
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,454
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,315
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,916
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	682
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029	769	820
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032	875	957
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032	716	788
		521,045
Total bonds, notes & other debt instruments (cost: $2,765,266,000)		2,803,853
Short-term securities 8.05% Commercial paper 7.88%
Bank of New York Co., Inc. 1.60% due 1/2/2020	26,700	26,698
Exxon Mobil Corp. 1.62% due 2/3/2020	50,000	49,923
National Rural Utilities Cooperative Finance Corp. 1.70% due 1/14/2020	8,700	8,695
Pfizer Inc. 1.67% due 1/16/20208	64,800	64,755
Starbird Funding Corp. 1.58% due 1/2/20208	28,100	28,098
Toronto-Dominion Bank 1.70% due 1/7/20208	50,000	49,983
		228,152
Federal agency discount notes 0.17%
Federal Farm Credit Banks 1.56% due 1/30/2020	5,000	4,994
Total short-term securities (cost: $233,152,000)		233,146
Total investment securities 104.86% (cost: $2,998,418,000)		3,036,999
Other assets less liabilities (4.86)%		(140,665)
Net assets 100.00%		$2,896,334

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 12/31/201910 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	451	January 2020	$187,932	$185,014	$(118)
90 Day Euro Dollar Futures	Long	565	March 2020	141,250	138,799	543
2 Year U.S. Treasury Note Futures	Long	4,270	April 2020	854,000	920,185	90
5 Year U.S. Treasury Note Futures	Long	6,935	April 2020	693,500	822,556	(3,396)
10 Year U.S. Treasury Note Futures	Long	1,481	March 2020	148,100	190,193	(1,498)
10 Year Ultra U.S. Treasury Note Futures	Short	32	March 2020	(3,200)	(4,502)	54
20 Year U.S. Treasury Bond Futures	Long	219	March 2020	21,900	34,144	(596)
30 Year Ultra U.S. Treasury Bond Futures	Long	569	March 2020	56,900	103,362	(3,027)
						$(7,948)

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 175 of 184

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$1,624,100	$1	$—	$1
1.5365%	U.S. EFFR	1/29/2020	1,288,300	(16)	—	(16)
1.535%	U.S. EFFR	1/29/2020	1,351,500	(18)	—	(18)
1.531%	U.S. EFFR	3/18/2020	741,200	(33)	—	(33)
1.515%	U.S. EFFR	3/18/2020	671,100	(45)	—	(45)
1.5155%	U.S. EFFR	3/18/2020	1,419,000	(93)	—	(93)
1.5135%	U.S. EFFR	3/18/2020	1,418,700	(97)	—	(97)
1.5435%	U.S. EFFR	4/29/2020	770,000	(9)	—	(9)
1.535%	U.S. EFFR	4/29/2020	1,187,700	(25)	—	(25)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(223)	—	(223)
1.4555%	U.S. EFFR	12/10/2020	129,200	(77)	—	(77)
1.454%	U.S. EFFR	12/10/2020	152,800	(94)	—	(94)
1.4995%	U.S. EFFR	12/20/2020	283,000	(43)	—	(43)
2.197%	U.S. EFFR	4/15/2021	174,000	1,418	—	1,418
1.605%	U.S. EFFR	6/20/2021	116,816	124	—	124
1.6325%	U.S. EFFR	7/18/2021	243,000	453	—	453
1.34%	U.S. EFFR	10/18/2021	50,000	(99)	—	(99)
1.355%	U.S. EFFR	10/24/2021	34,100	(57)	—	(57)
1.339%	U.S. EFFR	10/24/2021	62,000	(122)	—	(122)
1.3065%	U.S. EFFR	10/25/2021	83,800	(213)	—	(213)
1.39%	U.S. EFFR	10/31/2021	116,000	(116)	—	(116)
1.3615%	U.S. EFFR	11/1/2021	252,400	(383)	—	(383)
1.281%	U.S. EFFR	11/4/2021	252,700	(756)	—	(756)
1.411%	U.S. EFFR	11/7/2021	56,875	(35)	—	(35)
1.3925%	U.S. EFFR	11/7/2021	56,875	(54)	—	(54)
U.S. EFFR	1.335%	11/26/2021	222,000	451	—	451
1.433%	U.S. EFFR	12/16/2021	137,600	(21)	—	(21)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(612)	—	(612)
2.197%	U.S. EFFR	4/18/2022	47,400	768	—	768
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(111)	—	(111)
1.8475%	3-month USD-LIBOR	7/11/2022	34,900	150	—	150
2.5775%	U.S. EFFR	7/16/2022	181,639	2,107	—	2,107
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(139)	—	(139)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,379	—	6,379
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,107	—	6,107
2.009%	3-month USD-LIBOR	10/4/2022	50,000	450	—	450
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(441)	—	(441)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,627	—	1,627
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,010)	—	(1,010)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,272)	—	(1,272)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(647)	—	(647)
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(84)	—	(84)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,426)	—	(1,426)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	723	—	723
2.908%	3-month USD-LIBOR	2/1/2028	16,000	721	—	721
2.925%	3-month USD-LIBOR	2/1/2028	12,800	587	—	587
2.92%	3-month USD-LIBOR	2/2/2028	12,200	556	—	556
U.S. EFFR	2.5065%	3/22/2028	8,700	(610)	—	(610)
U.S. EFFR	2.535%	3/23/2028	6,700	(484)	—	(484)
U.S. EFFR	2.471%	3/27/2028	8,100	(546)	—	(546)

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 176 of 184

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
U.S. EFFR	2.4575%	3/29/2028	$9,638	$(639)	$—	$(639)
U.S. EFFR	2.424%	3/30/2028	8,160	(520)	—	(520)
U.S. EFFR	2.412%	4/5/2028	3,702	(233)	—	(233)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(418)	—	(418)
3-month USD-LIBOR	2.05%	7/18/2029	41,000	(629)	—	(629)
3-month USD-LIBOR	1.995%	7/19/2029	25,400	(266)	—	(266)
U.S. EFFR	1.485%	10/23/2029	16,000	244	—	244
U.S. EFFR	1.4869%	10/23/2029	14,600	220	—	220
U.S. EFFR	1.453%	10/24/2029	18,500	336	—	336
U.S. EFFR	1.4741%	10/24/2029	18,500	300	—	300
U.S. EFFR	1.4495%	10/24/2029	13,600	251	—	251
U.S. EFFR	1.446%	10/24/2029	1,800	34	—	34
1.419%	U.S. EFFR	11/26/2029	47,000	(1,021)	—	(1,021)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,923)	—	(5,923)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(6,114)	—	(6,114)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(449)	—	(449)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(545)	—	(545)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(546)	—	(546)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(426)	—	(426)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,481)	—	(2,481)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,559)	—	(3,559)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,659)	—	(3,659)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,489)	—	(1,489)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(164)	—	(164)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(925)	—	(925)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(398)	—	(398)
U.S. EFFR	2.155%	11/10/2047	8,640	(580)	—	(580)
U.S. EFFR	2.5635%	2/12/2048	33,204	(5,234)	—	(5,234)
3-month USD-LIBOR	1.934%	12/12/2049	19,300	704	—	704
3-month USD-LIBOR	1.935%	12/17/2049	17,280	627	—	627
3-month USD-LIBOR	2.007%	12/19/2049	21,500	423	—	423
3-month USD-LIBOR	2.045%	12/27/2049	15,100	166	—	166
					$—	$(20,302)

1	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $46,115,000, which represented 1.59% of the net assets of the fund.
2	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
3	Index-linked bond whose principal amount moves with a government price index.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Amount less than one thousand.
6	Step bond; coupon rate may change at a later date.
7	Purchased on a TBA basis.
8	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,830,000, which represented 6.14% of the net assets of the fund.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 177 of 184

Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 178 of 184

Managed Risk Growth Fund

Investment portfolio

December 31, 2019

Growth funds 81.52%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,413,020	$358,426
Total growth funds (cost: $314,327,000)		358,426
Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,970,036	66,685
Total fixed income funds (cost: $64,788,000)		66,685
Short-term securities 3.38%
Government Cash Management Fund 1.51%1	14,836,148	14,836
Total short-term securities (cost: $14,836,000)		14,836
Total investment securities 100.07% (cost: $393,951,000)		439,947
Other assets less liabilities (0.07)%		(297)
Net assets 100.00%		$439,650

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount2 (000)	Value at 12/31/20193 (000)	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	142	March 2020	$14,200	$16,843	$(61)

1	Rate represents the seven-day yield at 12/31/2019.
2	Notional amount is calculated based on the number of contracts and notional contract size.
3	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth Fund — Page 179 of 184

Managed Risk International Fund

Investment portfolio

December 31, 2019

Growth funds 80.75%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,417,163	$133,862
Total growth funds (cost: $119,729,000)		133,862
Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,190,172	24,465
Total fixed income funds (cost: $23,789,000)		24,465
Short-term securities 4.55%
Government Cash Management Fund 1.51%1	7,541,294	7,541
Total short-term securities (cost: $7,541,000)		7,541
Total investment securities 100.06% (cost: $151,059,000)		165,868
Other assets less liabilities (0.06)%		(99)
Net assets 100.00%		$165,769

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount2 (000)	Value at 12/31/20193 (000)	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2020	$7,200	$8,540	$(30)

1	Rate represents the seven-day yield at 12/31/2019.
2	Notional amount is calculated based on the number of contracts and notional contract size.
3	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk International Fund — Page 180 of 184

Managed Risk Blue Chip
Income and Growth Fund

Investment portfolio

December 31, 2019

Growth-and-income funds 81.97%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,089,727	$299,536
Total growth-and-income funds (cost: $295,807,000)		299,536
Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,337,434	53,524
Total fixed income funds (cost: $52,792,000)		53,524
Short-term securities 3.45%
Government Cash Management Fund 1.51%1	12,608,727	12,609
Total short-term securities (cost: $12,609,000)		12,609
Total investment securities 100.06% (cost: $361,208,000)		365,669
Other assets less liabilities (0.06)%		(234)
Net assets 100.00%		$365,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount2 (000)	Value at 12/31/20193 (000)	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	121	March 2020	$12,100	$14,352	$(52)

1	Rate represents the seven-day yield at 12/31/2019.
2	Notional amount is calculated based on the number of contracts and notional contract size.
3	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 181 of 184

Managed Risk Growth-Income Fund

Investment portfolio

December 31, 2019

Growth-and-income funds 81.15%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,320,774	$1,841,827
Total growth-and-income funds (cost: $1,679,355,000)		1,841,827
Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	30,186,789	337,186
Total fixed income funds (cost: $317,192,000)		337,186
Short-term securities 3.81%
Government Cash Management Fund 1.51%1	86,525,815	86,526
Total short-term securities (cost: $86,526,000)		86,526
Options purchased 0.19%
Options purchased*		4,322
Total options purchased (cost: $14,443,000)		4,322
Total investment securities 100.01% (cost: $2,097,516,000)		2,269,861
Other assets less liabilities (0.01)%		(137)
Net assets 100.00%		$2,269,724

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2019 (000)
S&P 500 Index	110	$355	$2,050.00	3/20/2020	$8
S&P 500 Index	2,720	8,788	2,100.00	3/20/2020	231
S&P 500 Index	1,200	3,877	2,150.00	3/20/2020	144
S&P 500 Index	50	162	2,175.00	3/20/2020	5
S&P 500 Index	715	2,310	2,200.00	3/20/2020	82
S&P 500 Index	135	436	2,225.00	3/20/2020	17
S&P 500 Index	170	549	2,250.00	3/20/2020	25
S&P 500 Index	95	307	2,225.00	6/19/2020	50
S&P 500 Index	250	808	2,250.00	6/19/2020	148
S&P 500 Index	130	420	2,275.00	6/19/2020	92
S&P 500 Index	3,520	11,372	2,325.00	6/19/2020	3,041
S&P 500 Index	160	517	2,350.00	6/19/2020	130
S&P 500 Index	180	582	2,375.00	6/19/2020	160
S&P 500 Index	70	226	2,400.00	6/19/2020	78

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 182 of 184

*Options purchased  (continued)

Put  (continued)

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2019 (000)
S&P 500 Index	65	$210	$2,450.00	6/19/2020	$86
S&P 500 Index	15	48	2,325.00	9/18/2020	25
					$4,322

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount2 (000)	Value at 12/31/20193 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	876	March 2020	$87,600	$103,902	$(375)
S&P 500 E-mini Index Contracts	Long	380	March 2020	19	61,391	1,045
						$670

1	Rate represents the seven-day yield at 12/31/2019.
2	Notional amount is calculated based on the number of contracts and notional contract size.
3	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 183 of 184

Managed Risk Asset Allocation Fund

Investment portfolio

December 31, 2019

Asset allocation funds 95.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	112,462,863	$2,704,731
Total asset allocation funds (cost: $2,461,096,000)		2,704,731
Short-term securities 4.57%
Government Cash Management Fund 1.51%1	129,388,605	129,389
Total short-term securities (cost: $129,389,000)		129,389
Total investment securities 100.06% (cost: $2,590,485,000)		2,834,120
Other assets less liabilities (0.06)%		(1,616)
Net assets 100.00%		$2,832,504

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount2 (000)	Value at 12/31/20193 (000)	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,222	March 2020	$122,200	$144,941	$(525)

1	Rate represents the seven-day yield at 12/31/2019.
2	Notional amount is calculated based on the number of contracts and notional contract size.
3	Value is calculated based on the notional amount and current market price.

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

INGEFPX-998-002209O-S73180	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 184 of 184

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) as of December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 11, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By __/s/ Maria Manotok________________
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Maria Manotok_____________
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2020